SPARTAN(REGISTERED TRADEMARK)
NEW JERSEY MUNICIPAL
FUNDS
AND
FIDELITY (REGISTERED TRADEMARK)
NEW JERSEY MUNICIPAL
MONEY MARKET FUND

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE            3   NED JOHNSON ON INVESTING
                                   STRATEGIES

SPARTAN NEW JERSEY MUNICIPAL
INCOME FUND

                               4   PERFORMANCE

                               7   FUND TALK: THE MANAGER'S
                                   OVERVIEW

                               10  INVESTMENT CHANGES

                               11  INVESTMENTS

                               19  FINANCIAL STATEMENTS

SPARTAN NEW JERSEY MUNICIPAL
MONEY MARKET FUND

                               23  PERFORMANCE

                               25  FUND TALK: THE MANAGER'S
                                   OVERVIEW

                               27  INVESTMENT CHANGES

                               28  INVESTMENTS

                               35  FINANCIAL STATEMENTS

FIDELITY NEW JERSEY MUNICIPAL
MONEY MARKET FUND

                               39  PERFORMANCE

                               41  FUND TALK: THE MANAGER'S
                                   OVERVIEW

                               43  INVESTMENT CHANGES

                               44  INVESTMENTS

                               51  FINANCIAL STATEMENTS

NOTES                          55  NOTES TO THE FINANCIAL
                                   STATEMENTS

REPORT OF INDEPENDENT          60  THE AUDITORS' OPINION
ACCOUNTANTS

PROXY VOTING RESULTS           61


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This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

SPARTAN NEW JERSEY MUNICIPAL INCOME FUND
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SPARTAN NJ MUNICIPAL INCOME     -0.65%       39.51%        90.86%

LB New Jersey Municipal Bond    -0.30%       n/a           n/a
with   Port Authority of New
York and New Jersey

LB New Jersey 4 Plus Year       -0.87%       43.76%        n/a
Municipal Bond with   Port
Authority of New York and
New Jersey

New Jersey Municipal Debt       -3.36%       36.58%        86.92%
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers New Jersey Municipal Bond with Port Authority of New York and New Jersey Index - a market value-weighted index of New Jersey investment-grade municipal bonds, including Port Authority of New York and New Jersey bonds, with maturities of one year or more. Beginning with this report, the fund will compare itself to the Lehman Brothers New Jersey 4 Plus Year Municipal Bond Index with Port Authority of New York and New Jersey, a market value-weighted index of New Jersey investment-grade municipal bonds, including Port Authority of New York and New Jersey bonds, with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 59 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SPARTAN NJ MUNICIPAL INCOME     -0.65%       6.89%         6.68%

LB New Jersey Municipal Bond    -0.30%       n/a           n/a
with   Port Authority of New
York and New Jersey

LB New Jersey 4 Plus Year       -0.87%       7.53%         n/a
Municipal Bond with   Port
Authority of New York and
New Jersey

New Jersey Municipal Debt       -3.36%       6.43%         6.45%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Spartan NJ Muni Income      LB Municipal Bond
             00416                       LB015
  1989/11/30      10000.00                    10000.00
  1989/12/31      10046.02                    10081.80
  1990/01/31       9946.22                    10034.11
  1990/02/28      10047.49                    10123.42
  1990/03/31      10064.98                    10126.45
  1990/04/30       9934.15                    10053.14
  1990/05/31      10193.21                    10272.60
  1990/06/30      10296.20                    10362.89
  1990/07/31      10457.46                    10515.23
  1990/08/31      10255.75                    10362.55
  1990/09/30      10321.81                    10368.45
  1990/10/31      10467.93                    10556.54
  1990/11/30      10715.44                    10768.83
  1990/12/31      10763.54                    10815.67
  1991/01/31      10893.99                    10960.82
  1991/02/28      10963.39                    11056.18
  1991/03/31      10991.50                    11060.16
  1991/04/30      11144.31                    11207.26
  1991/05/31      11235.64                    11306.89
  1991/06/30      11233.64                    11295.70
  1991/07/31      11419.12                    11433.28
  1991/08/31      11554.43                    11583.86
  1991/09/30      11700.87                    11734.68
  1991/10/31      11825.74                    11840.29
  1991/11/30      11854.83                    11873.33
  1991/12/31      12090.74                    12128.13
  1992/01/31      12111.03                    12155.78
  1992/02/29      12117.65                    12159.67
  1992/03/31      12094.84                    12164.17
  1992/04/30      12192.23                    12272.43
  1992/05/31      12369.33                    12416.88
  1992/06/30      12566.64                    12625.23
  1992/07/31      13014.83                    13003.74
  1992/08/31      12833.10                    12876.95
  1992/09/30      12885.90                    12961.16
  1992/10/31      12621.79                    12833.76
  1992/11/30      12960.55                    13063.61
  1992/12/31      13143.55                    13196.99
  1993/01/31      13303.89                    13350.47
  1993/02/28      13822.83                    13833.36
  1993/03/31      13649.44                    13687.14
  1993/04/30      13808.10                    13825.24
  1993/05/31      13920.67                    13902.94
  1993/06/30      14175.02                    14134.98
  1993/07/31      14177.92                    14153.49
  1993/08/31      14509.39                    14448.17
  1993/09/30      14682.67                    14612.73
  1993/10/31      14687.97                    14640.94
  1993/11/30      14531.48                    14511.95
  1993/12/31      14859.96                    14818.30
  1994/01/31      15016.04                    14987.52
  1994/02/28      14572.79                    14599.35
  1994/03/31      13906.64                    14004.86
  1994/04/30      13986.62                    14123.62
  1994/05/31      14145.74                    14246.07
  1994/06/30      14071.42                    14159.03
  1994/07/31      14335.50                    14418.57
  1994/08/31      14391.41                    14468.45
  1994/09/30      14171.14                    14256.06
  1994/10/31      13913.37                    14002.87
  1994/11/30      13680.61                    13749.70
  1994/12/31      14006.04                    14052.33
  1995/01/31      14426.06                    14453.94
  1995/02/28      14760.36                    14874.26
  1995/03/31      14940.25                    15045.17
  1995/04/30      14968.98                    15062.92
  1995/05/31      15326.03                    15543.58
  1995/06/30      15231.55                    15408.35
  1995/07/31      15288.51                    15554.42
  1995/08/31      15415.57                    15751.65
  1995/09/30      15553.29                    15851.36
  1995/10/31      15791.14                    16081.84
  1995/11/30      16013.87                    16348.64
  1995/12/31      16156.04                    16505.75
  1996/01/31      16242.47                    16630.37
  1996/02/29      16167.13                    16518.11
  1996/03/31      15968.09                    16307.01
  1996/04/30      15908.60                    16260.86
  1996/05/31      15893.94                    16254.36
  1996/06/30      16064.60                    16431.37
  1996/07/31      16194.29                    16580.89
  1996/08/31      16178.57                    16576.91
  1996/09/30      16379.90                    16808.99
  1996/10/31      16583.34                    16999.10
  1996/11/30      16874.33                    17310.18
  1996/12/31      16813.39                    17237.48
  1997/01/31      16856.33                    17270.06
  1997/02/28      16982.94                    17428.60
  1997/03/31      16782.23                    17196.27
  1997/04/30      16899.12                    17340.21
  1997/05/31      17125.50                    17601.00
  1997/06/30      17288.75                    17788.45
  1997/07/31      17732.97                    18281.19
  1997/08/31      17572.69                    18109.90
  1997/09/30      17768.29                    18324.86
  1997/10/31      17873.57                    18442.69
  1997/11/30      17961.04                    18551.14
  1997/12/31      18217.17                    18821.80
  1998/01/31      18388.12                    19016.04
  1998/02/28      18376.72                    19021.74
  1998/03/31      18388.94                    19038.48
  1998/04/30      18317.31                    18952.62
  1998/05/31      18570.82                    19252.64
  1998/06/30      18627.78                    19328.49
  1998/07/31      18669.32                    19377.01
  1998/08/31      18957.45                    19676.38
  1998/09/30      19178.70                    19921.55
  1998/10/31      19187.90                    19921.15
  1998/11/30      19211.20                    19991.08
  1998/12/31      19270.82                    20041.45
  1999/01/31      19497.79                    20279.75
  1999/02/28      19380.99                    20191.12
  1999/03/31      19389.05                    20219.19
  1999/04/30      19445.42                    20269.54
  1999/05/31      19317.74                    20152.18
  1999/06/30      19050.28                    19861.98
  1999/07/31      19126.98                    19934.28
  1999/08/31      19030.63                    19774.81
  1999/09/30      19053.77                    19782.91
  1999/10/31      18904.96                    19568.47
  1999/11/30      19085.84                    19776.68
IMATRL PRASUN   SHR__CHT 19991130 19991213 143947 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan New Jersey Municipal Income Fund on November 30, 1989. As the chart shows, by November 30, 1999, the value of your investment would have grown to $19,086 - a 90.86% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,777 a 97.77% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday
is no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in the
opposite direction of interest
rates. In turn, the share price,
return and yield of a fund that
invests in bonds will vary.
That means if you sell your
shares during a market
downturn, you might lose
money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                  YEARS ENDED NOVEMBER 30,

                  1999                      1998   1997   1996   1995

Dividend returns  4.57%                     4.98%  5.19%  5.37%  6.40%

Capital returns   -5.22%                    1.98%  1.25%  0.00%  10.66%

Total returns     -0.65%                    6.96%  6.44%  5.37%  17.06%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED NOVEMBER 30,  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
1999

Dividends per share         4.36(cents)   26.39(cents)   52.85(cents)

Annualized dividend rate    4.87%         4.79%          4.71%

30-day annualized yield     4.76%         -              -

30-day annualized           7.94%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period and do not reflect tax reclassifications. If you annualize this number, based on an average share price of $10.90 over the past month, $11.00 over the past six months and $11.23 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 40.08% combined effective 1999 federal and state tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

SPARTAN NEW JERSEY MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Although November saw the Federal
Reserve Board levy its third 0.25%
interest-rate hike of 1999, the
municipal bond market responded
with its best single-month
performance since January. This
improvement in investor sentiment -
perhaps anticipating that the Fed's
latest rate hike would be its last for
a while - was a key contributor to
the market's improved outlook.
However, for the 12-month period
ending November 30, 1999, munis
overall dwelled in negative territory,
as the Lehman Brothers Municipal
Bond Index - an index of
approximately 50,000
investment-grade, fixed-rate,
tax-exempt bonds - declined
1.07%. A big story throughout the
year was supply, or lack thereof.
Municipal issuance fell 16.9%
through the first three quarters of
1999 compared to the same period
in 1998. Unfortunately, demand
also was tepid as the strong U.S.
economy continued to sway
investors toward higher-yielding -
and higher-risk - alternatives. Late in
the period, though, as the Fed
sought to cool down the economy
and municipal yields became more
attractive, demand showed signs of
improving. In comparison to other
bonds, munis had mixed results.
Municipal performance soundly
trounced Treasuries, as the Lehman
Brothers Long-Term Government
Bond Index fell 7.52% during the
period. Meanwhile, the Lehman
Brothers Aggregate Bond Index - a
broad measure of the taxable
bond market - posted a
marginally negative return of
-0.04%.

(photograph of Norm Lind)

An interview with Norm Lind, Portfolio Manager of Spartan New Jersey Municipal Income Fund

Q. HOW DID THE FUND PERFORM, NORM?

A. For the 12-month period that ended November 30, 1999, the fund had a total return of -0.65%. To get a sense of how the fund did relative to its competitors, the New Jersey municipal debt funds average returned -3.36% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers New Jersey Municipal Bond Index with Port Authority of New York and New Jersey - which tracks the types of securities in which the fund invests- returned -0.30% for the same 12-month period. An additional benchmark, the Lehman Brothers New Jersey 4 Plus Year Municipal Bond Index with Port Authority of New York and New Jersey, returned -0.87%. The fund is managed to have similar overall interest-rate risk to the new benchmark index, which excludes securities with maturities of less than three years and is more representative of the fund's investment universe.

Q. RISING INTEREST RATES MADE THE PAST YEAR PRETTY DIFFICULT FOR ALL BONDS, INCLUDING MUNICIPAL BONDS. WERE THERE ANY TYPES OF MUNICIPALS THAT HELD UP WELL AGAINST THE UNFAVORABLE BACKDROP?

A. Yes, the fund benefited from its relatively large position in premium coupon bonds, which pay interest rates above prevailing markets rates and trade at prices that are above their face - or par - value. The primary reason why I favored them is because their premium gives them DE MINIMIS protection. This protects bonds' gains from unfavorable tax treatment that can occur during particular market environments. In addition, individual investors tend to shy away from premiums, so I'm often able to purchase them at attractive prices compared to similarly rated, comparable maturity bonds with coupons at or below prevailing rates. Separately, the fund was helped by its emphasis on high-quality bonds, since certain lower-quality securities
- namely hospital and industrial development bonds - came under increased pressure as interest rates rose.

Q. WERE THERE ANY BONDS OR STRATEGIES THAT PROVED PARTICULARLY
DISAPPOINTING DURING THE PERIOD?

A. Some of the state's larger issuers - particularly the New Jersey Turnpike Authority - floated various proposals to restructure their debt. Those discussions helped boost the prices of their bonds. While the fund owned some of these bonds, it didn't own as many as its competitors.

Q. WHAT CHANGES TO THE FUND'S HOLDINGS DID YOU MAKE SINCE THE LAST REPORT TO SHAREHOLDERS SIX MONTHS AGO?

A. One change had to do with the shift away from bonds whose fortunes are tied to the strength of the economy and into less economically sensitive securities. Given that the more economically sensitive bonds offer only a small amount of additional yield, there's really no penalty for getting some measure of protection against a potential economic slowdown. In particular, I sold some economically sensitive general obligation bonds, which are backed by income, sales, property and other taxes. On the flip side, I bought bonds from issuers that provide essential services, such as water, sewer and transportation.

Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET?

A. The main factor affecting the future of municipals probably will be
- as it has been over the past year - the direction of interest rates. But since I don't spend time on interest-rate forecasting, I'll look for attractively priced bonds that I believe can perform well in relation to other bonds, no matter what the interest-rate backdrop. From a technical standpoint, the municipal market is in reasonably good shape. Rising interest rates have curtailed the supply of new issuance, and refundings - or refinancings - of existing debt have slowed. Given that municipal bonds currently offer attractive values relative to U.S. Treasury securities, I think we could see better demand in the months to come. From a more local standpoint, the New Jersey economy continues to enjoy healthy growth, which bodes well for the credit quality of bonds issued in the state. That said, I think that conditions now provide attractive opportunities to buy bonds that will provide some measure of protection against a slowing economy, if that were to occur.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: a high level of current
income exempt from federal
income tax and the New
Jersey Gross Income Tax

FUND NUMBER: 416

TRADING SYMBOL: FNJHX

START DATE: January 1, 1988

SIZE: as of November 30,
1999, more than $380
million

MANAGER: Norm Lind, since
1997; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1986

NORM LIND ON SUPPLY AND
DEMAND CHARACTERISTICS OF
THE MUNICIPAL MARKET:

"After the direction of interest
rates, supply and demand is
probably the most important factor
determining municipal bond
performance. As a portfolio
manager, I try to take advantage of
seasonal shifts, selling bonds when
supply is light and prices are fairly
advantageous, and buying when
supply is heavy and prices are
relatively cheap. For example,
municipal supply generally slows
down during the summer when
market participants - such as
investment bankers, dealers,
investors and others - go on
vacation, although supply generally
picks up again in the remaining
months of the year. What's more
interesting, in my view, are demand
patterns. With the help of
Fidelity's research team, I look for
opportunities to exploit changes
in investor activity, buying after
certain types of investors have
unloaded municipal bonds and
prices are attractive, and selling
when there is strong demand."

SPARTAN NEW JERSEY MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF
NOVEMBER 30, 1999

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                      MONTHS AGO

General Obligations            28.0                    25.5

Transportation                 21.7                    22.2

Water & Sewer                  13.9                    13.2

Health Care                    8.5                     8.4

Housing                        8.2                     7.6

AVERAGE YEARS TO MATURITY AS
OF NOVEMBER 30, 1999

                                                       6 MONTHS AGO

Years                          11.9                    12.2

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF NOVEMBER 30,
1999

                                    6 MONTHS AGO

Years                         6.4   6.1

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION
(MOODY'S RATINGS)

AS OF NOVEMBER 30, 1999

Aaa           44.6%
Aa, A         38.5%
Baa           10.1%
Ba and Below   0.0%
Not Rated      3.6%
Short-term
Investments    3.2%

Row: 1, Col: 1, Value: 44.6
Row: 1, Col: 2, Value: 38.5
Row: 1, Col: 3, Value: 10.1
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 3.6
Row: 1, Col: 6, Value: 3.2

AS OF MAY 31, 1999

Aaa          47.9%
Aa, A        39.4%
Baa           7.5%
Ba and Below  0.6%
Not Rated     3.5%
Short-term
Investments   1.1%

Row: 1, Col: 1, Value: 47.9
Row: 1, Col: 2, Value: 39.4
Row: 1, Col: 3, Value: 7.5
Row: 1, Col: 4, Value: 0.6000000000000001
Row: 1, Col: 5, Value: 3.5
Row: 1, Col: 6, Value: 1.1

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P(registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

SPARTAN NEW JERSEY MUNICIPAL INCOME FUND

INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



MUNICIPAL BONDS - 95.8%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NEW JERSEY - 85.2%

Atlantic County Impt. Auth.
Luxury Tax Rev. (Convention
Ctr. Proj.):

7.375% 7/1/10 (MBIA Insured)      Aaa       $ 1,000,000                     $ 1,134,210
(Escrowed to Maturity) (e)

7.4% 7/1/16 (MBIA Insured)        Aaa        3,510,000                       4,169,283
(Escrowed to Maturity) (e)

Atlantic County Util. Auth.
Swr. Rev. Rfdg.:

Series A, 5.85% 1/15/15           Aaa        2,620,000                       2,650,078
(AMBAC Insured)

5.25% 1/15/11 (AMBAC Insured)     Aaa        4,145,000                       4,166,430

Atlantic County Gen. Oblig.
Ctfs. of Prtn. Rfdg. (Pub.
Facilities Lease Agreement
Proj.):

7.4% 3/1/07 (FGIC Insured)        Aaa        3,035,000                       3,474,954

7.4% 3/1/08 (FGIC Insured)        Aaa        3,260,000                       3,769,375

Bergen County Utils. Auth.
Wtr. Poll. Cont. Rev.:

Rfdg.:

(Cap. Appreciation) Series B,     Aaa        7,500,000                       5,022,674
0% 12/15/07 (FGIC Insured)

Series A, 5.125% 12/15/11         Aaa        2,500,000                       2,476,025
(FGIC Insured)

Series A, 5% 12/15/13 (FGIC       Aaa        2,675,000                       2,567,251
Insured)

Camden County Muni. Util.
Auth. Swr. Rev. Rfdg.:

5.5% 7/15/05 (FGIC Insured)       Aaa        1,110,000                       1,151,936

5.5% 7/15/08 (FGIC Insured)       Aaa        1,300,000                       1,346,111

6% 7/15/03 (FGIC Insured)         Aaa        3,180,000                       3,336,297

6% 7/15/06 (FGIC Insured)         Aaa        660,000                         703,580

Cape May County Ind. Poll.        Aaa        1,350,000                       1,522,530
Cont. Fing. Auth. Rev. Rfdg.
(Atlantic City Elec. Co.
Proj.)  Series A, 6.8%
3/1/21 (MBIA Insured)

Cherry Hill Township Gen.         Aa2        1,115,000                       1,121,255
Oblig. Rfdg. Series B, 5.25%
7/15/11

Delaware River Port Auth.
Pennsylvania and New Jersey
Rev.:

Rfdg. Series B:

5.25% 1/1/10 (AMBAC Insured)      Aaa        2,245,000                       2,270,144

5.25% 1/1/11 (AMBAC Insured)      Aaa        2,365,000                       2,372,970

Series 1995, 5.5% 1/1/26          Aaa        2,750,000                       2,607,908
(FGIC Insured)

Edison Township Gen. Oblig.       A1         1,000,000                       1,110,170
6.5% 6/1/11

Essex County Util. Auth.
Solid Waste Rev.  Series A:

5.75% 4/1/05 (FSA Insured)        Aaa        1,000,000                       1,047,950

6% 4/1/06 (FSA Insured)           Aaa        1,000,000                       1,063,620

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NEW JERSEY - CONTINUED

Essex County Gen. Oblig.:

Rfdg.:

Series A 1, 6% 11/15/05 (FGIC     Aaa       $ 3,000,000                     $ 3,209,400
Insured)

Series A 2, 6.25% 9/1/10          Aaa        4,735,000                       5,097,275
(AMBAC Insured)

Series A:

5.75% 9/1/07 (AMBAC Insured)      Aaa        1,385,000                       1,467,421

5.75% 9/1/08 (AMBAC Insured)      Aaa        1,465,000                       1,549,677

5.75% 9/1/09 (AMBAC Insured)      Aaa        1,550,000                       1,641,652

Essex County Impt. Auth. Rev.     Aaa        1,800,000                       1,765,908
(Util. Sys.-Orange Franchise
Proj.) Series A, 5.75%
7/1/27 (MBIA Insured)

Jersey City Swr. Auth. Swr.
Rev. Rfdg.:

6% 1/1/07 (AMBAC Insured)         Aaa        2,175,000                       2,313,830

6% 1/1/09 (AMBAC Insured)         Aaa        1,000,000                       1,066,450

Lenape Reg'l. High School
District:

7.625% 1/1/13 (MBIA Insured)      Aaa        675,000                         820,105

7.625% 1/1/14 (MBIA Insured)      Aaa        1,000,000                       1,215,000

Middlesex County Poll. Cont.
Auth. Rev. Rfdg. (Amerada
Hess Corp. Proj.):

6.875% 12/1/22                    -          5,000,000                       5,180,450

7.875% 6/1/22                     -          7,750,000                       8,494,930

Middletown Township Gen.          Aaa        1,500,000                       1,556,430
Oblig. Board of Ed. 5.7%
8/1/10 (MBIA Insured)

Monmouth County Impt. Auth.       Aaa        1,025,000                       1,020,008
Rev. 5.4% 12/1/13 (AMBAC
Insured)

Morris County Gen. Oblig.         Aaa        2,180,000                       2,328,523
6.5% 8/1/03

New Jersey Bldg. Auth. Bldg.
Rev. Rfdg.:

5% 6/15/14                        Aa2        4,000,000                       3,766,000

5.75% 6/15/09                     Aa2        3,000,000                       3,151,230

New Jersey Econ. Dev. Auth.       A2         2,000,000                       2,324,900
Econ. Dev. Rev. (Weyerhauser
Co. Proj.) 9% 11/1/04

New Jersey Econ. Dev. Auth.
Market Transition Facilities
Rev. Sr. Lien Series A:

5.8% 7/1/07 (MBIA Insured)        Aaa        3,300,000                       3,470,478

5.8% 7/1/09 (MBIA Insured)        Aaa        5,000,000                       5,235,400

5.875% 7/1/11 (MBIA Insured)      Aaa        4,090,000                       4,276,218

New Jersey Econ. Dev. Auth.
Rev.:

(Edl. Testing Svc. Proj.):

Series A, 6.5% 5/15/05 (MBIA      Aaa        2,200,000                       2,304,830
Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NEW JERSEY - CONTINUED

New Jersey Econ. Dev. Auth.
Rev.: - continued

Series B, 6.125% 5/15/15          Aaa       $ 2,000,000                     $ 2,164,620
(MBIA Insured) (Pre-Refunded
to 5/15/05 @ 102) (e)

(Trans. Proj.) Sub-Lease          Aaa        2,000,000                       2,098,100
Series B, 5.75% 5/1/10 (FSA
Insured)

Rfdg. (Edl. Testing Svc.          Aaa        2,285,000                       2,286,759
Proj.) Series A, 5% 5/15/08
(MBIA Insured)

New Jersey Econ. Dev. Auth.       Aaa        7,700,000                       7,584,038
Wtr. Facilities Rev.
(American Wtr. Co., Inc.
Proj.) 5.95% 11/1/29 (FGIC
Insured) (d)

New Jersey Edl. Facilities
Auth. Rev. Rfdg.:

(Saint Peters College Proj.)
Series B:

5.375% 7/1/12                     Baa3       1,450,000                       1,362,783

5.375% 7/1/18                     Baa3       1,000,000                       902,300

(Seton Hall Univ. Proj.)          Aaa        2,200,000                       2,223,584
5.25% 7/1/09 (AMBAC Insured)

New Jersey Envir.
Infrastructure Trust (Envir.
Infrastructure Proj.) Series
A:

5.5% 9/1/10                       Aaa        2,675,000                       2,765,816

5.5% 9/1/11                       Aaa        2,830,000                       2,912,693

5.5% 9/1/12                       Aaa        2,980,000                       3,040,703

New Jersey Gen. Oblig.:

Rfdg.:

Series D:

5.75% 2/15/06                     Aa1        1,950,000                       2,049,996

6% 2/15/13                        Aa1        7,500,000                       7,954,575

Series E, 6% 7/15/10              Aa1        3,000,000                       3,217,830

Series F, 5.5% 8/1/08             Aa1        4,000,000                       4,151,000

4.75% 3/1/17                      Aa1        9,000,000                       7,903,980

New Jersey Health Care
Facilities Fing. Auth. Rev.:

(East Orange Gen. Hosp.           BBB+       2,450,000                       2,518,478
Proj.) Series B, 7.75% 7/1/20

(Elizabeth Gen. Med. Ctr.         Baa1       1,975,000                       2,028,898
Proj.) Series C, 7.25% 7/1/06

(Muhlenberg Reg'l. Med. Ctr.      Aaa        2,000,000                       2,023,500
Proj.) Series B, 8% 7/1/18
(AMBAC Insured)

(Pascack Valley Hosp. Assoc.      BBB        5,200,000                       5,480,488
Proj.)  6.7% 7/1/11
(Pre-Refunded to 7/1/01  @
102) (e)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NEW JERSEY - CONTINUED

New Jersey Health Care
Facilities Fing. Auth. Rev.:
- continued

Rfdg.:

(AHS Hosp. Corp. Proj.)           Aaa       $ 3,500,000                     $ 3,739,855
Series A, 6% 7/1/11 (AMBAC
Insured)

(Atlantic City Med. Ctr.          A3         4,200,000                       4,411,680
Proj.) Series C,  6.8% 7/1/11

(Burdette Tomlin Mem. Hosp.       Aaa        1,710,000                       1,775,715
Proj.) Series D, 6.25%
7/1/06 (FGIC Insured)

(Cmnty. Med. Ctr./Kimball         Aaa        3,835,000                       3,830,053
Med. Ctr. Proj.) 5.25%
7/1/11 (FSA Insured)

(Hackensack Univ. Med. Ctr.       Aaa        4,665,000                       4,630,152
Proj.) Series A, 5.25%
1/1/12 (MBIA Insured)

(Kennedy Health Sys. Proj.)
Series B:

5% 7/1/09 (MBIA Insured)          Aaa        1,000,000                       990,460

5.75% 7/1/07 (MBIA Insured)       Aaa        1,930,000                       2,024,088

5.75% 7/1/08 (MBIA Insured)       Aaa        1,135,000                       1,190,706

(Newcomb Med. Ctr. Proj.)         Baa3       1,975,000                       2,016,238
Series A,  7.875% 7/1/03

(Saint Barnabas Med. Ctr.         Aaa        1,125,000                       1,122,581
Proj.) Series A, 5.25%
7/1/11 (MBIA Insured)

New Jersey Hsg. & Mtg. Fin.
Agcy. Rev.:

(Home Buyer Proj.) Series W,      Aaa        3,995,000                       3,925,727
4.75% 10/1/17 (MBIA Insured)

Rfdg.:

(Home Buyer Proj.) Series AA,     Aaa        2,000,000                       1,993,100
5.3% 4/1/26 (MBIA Insured)
(d)

Series 1:

6% 11/1/02                        A+         2,435,000                       2,475,884

6.2% 11/1/04                      A+         3,100,000                       3,238,663

6.45% 11/1/07                     A+         5,090,000                       5,314,011

New Jersey Hsg. Fin. Agcy.
Gen. Resolution Series A:

6.9% 11/1/07                      AA+        2,670,000                       2,784,196

6.95% 11/1/08                     AA+        2,265,000                       2,359,722

7% 11/1/09                        AA+        2,855,000                       2,975,338

7.05% 11/1/10                     AA+        3,500,000                       3,647,420

New Jersey Hwy. Auth. Garden
State Parkway Gen. Rev.
(Senior Parkway Proj.):

6% 1/1/05                         A1         2,200,000                       2,292,730

6% 1/1/19 (Escrowed to            Aaa        4,485,000                       4,660,991
Maturity) (e)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NEW JERSEY - CONTINUED

New Jersey Hwy. Auth. Garden
State Parkway Gen. Rev.
(Senior Parkway Proj.): -
continued

6.1% 1/1/06                       A1        $ 1,750,000                     $ 1,822,573

6.2% 1/1/10 (b)                   A1         8,170,000                       8,789,940

New Jersey Sport and              Aaa        2,675,000                       2,691,772
Exposition Auth. Rev. Rfdg.
Series A, 5.25% 3/1/11 (MBIA
Insured)

New Jersey Tpk. Auth. Tpk.
Rev.:

Rfdg.:

Series A:

6.3% 1/1/01                       Baa1       1,000,000                       1,016,160

6.4% 1/1/02                       Baa1       1,000,000                       1,030,840

6.75% 1/1/08                      Baa1       1,000,000                       1,032,780

Series C:

6.5% 1/1/09                       Baa1       1,300,000                       1,385,449

6.5% 1/1/16                       Baa1       615,000                         656,334

Series A:

5.7% 1/1/01                       Baa1       5,000,000                       5,049,600

5.9% 1/1/03                       Baa1       9,000,000                       9,248,670

New Jersey Trans. Trust Fund
Auth.:

(Trans. Sys. Proj.):

Series A, 5% 6/15/06              Aa2        1,500,000                       1,520,640

Series B:

5.25% 6/15/10                     Aa2        5,000,000                       5,042,200

5.25% 6/15/15                     Aa2        3,000,000                       2,873,190

6% 6/15/06 (AMBAC Insured)        Aa2        16,450,000                      17,591,625

Rfdg. (Trans. Sys. Proj.)         Aaa        3,000,000                       3,332,610
Series B, 6.5% 6/15/10 (MBIA
Insured)

New Jersey Wastewtr.
Treatment Trust Ln. Rev.:

Series A, 6% 7/1/10               Aa1        15,000                          15,567

6.875% 6/15/06                    Aa2        105,000                         107,756

6.875% 6/15/09                    Aa2        80,000                          82,426

7% 6/15/10                        Aa2        140,000                         144,360

New Jersey Wtr. Supply Auth.      Aaa        2,465,000                       2,440,301
Rev. Rfdg. (Delaware &
Raritan Sys. Proj.) 5.375%
11/1/12 (MBIA Insured) (d)

Newark Gen. Oblig. 5.3%           Aaa        3,500,000                       3,378,480
9/1/16  (MBIA Insured)

North Brunswick Township Gen.
Oblig. Rfdg.:

5.25% 5/15/10 (FGIC Insured)      Aaa        1,235,000                       1,250,870

5.25% 5/15/11 (FGIC Insured)      Aaa        1,290,000                       1,297,908

Ocean County Gen. Oblig.          Aa1        3,475,000                       3,462,421
Rfdg. 5% 10/1/09

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NEW JERSEY - CONTINUED

Ocean County Util. Auth.          Aa2       $ 5,000,000                     $ 4,976,050
Wastewtr. Rev. Rfdg. 5.125%
1/1/10

Rutgers State Univ. of New        A1         3,000,000                       3,243,900
Jersey Rfdg.  (State Univ.
of New Jersey Proj.) Series
A, 6.4% 5/1/13

West Orange Board of Ed. Rev.     Aaa        2,000,000                       1,920,540
Ctfs. of Prtn. 5.625%
10/1/29 (MBIA Insured)

                                                                             323,815,279

NEW YORK & NEW JERSEY - 8.9%

Port Auth. New York & New
Jersey:

Rfdg.:

Series 107:

6% 10/15/05 (d)                   A1         1,740,000                       1,836,083

6% 10/15/06 (d)                   A1         1,535,000                       1,623,094

Series 94, 5.7% 12/1/10           A1         6,385,000                       6,579,487

Series 104, 4.75% 1/15/26         Aaa        2,450,000                       2,045,358
(AMBAC Insured)

Series 109, 5.375% 1/15/32        A1         6,500,000                       5,881,590

Series 117, 5.125% 11/15/11       Aaa        5,220,000                       5,128,650
(FGIC Insured) (d)

Series 77, 6.25% 1/15/27 (d)      A1         5,000,000                       5,102,100

Series 92, 4.75% 1/15/29          A1         7,000,000                       5,710,949

                                                                             33,907,311

PUERTO RICO - 1.7%

Puerto Rico Commonwealth          Baa1       510,000                         517,599
Infrastructure Fing. Auth.
Series A, 7.75% 7/1/08

Puerto Rico Commonwealth Pub.     Baa1       2,000,000                       2,074,140
Impt. Rev. Rfdg. Series A,
6% 7/1/14

Puerto Rico Elec. Pwr. Auth.      Baa1       1,765,000                       1,471,110
Pwr. Rev. Rfdg. Series EE,
4.75% 7/1/24

Puerto Rico Hsg. Fin. Corp.       AA         2,290,000                       2,345,235
Rev. (Multi-family Mtg.
Proj.) Series AI, 7.5%
4/1/22, LOC Puerto Rico
Govt. Dev. Bank

                                                                             6,408,084

TOTAL MUNICIPAL BONDS                                                        364,130,674
(Cost $361,031,612)



MUNICIPAL NOTES - 3.2%

                               PRINCIPAL AMOUNT                 VALUE (NOTE 1)

NEW JERSEY - 2.3%

New Jersey Econ. Dev. Auth.
Natural Gas Facilities Rev.:

(Natural Gas Co. Proj.)        $ 1,000,000                      $ 1,000,000
Series 1998 B, 3.8% (AMBAC
Insured), VRDN (c)(d)

Rfdg. (Natural Gas Co. Proj.)   2,300,000                        2,300,000
Series 1995 B, 3.6% (AMBAC
Insured) (BPA Societe
Generale, France), VRDN
(c)(d)

Series A, 3.65% (AMBAC          2,500,000                        2,500,000
Insured) (BPA Societe
Generale, France), VRDN
(c)(d)

New Jersey Econ. Dev. Auth.
Wtr. Facilities Rev. Rfdg.:

(United Wtr., Inc. Proj.)       500,000                          500,000
Series 1996 B, 3.85% (AMBAC
Insured) (BPA Bank of New
York NA), VRDN (c)

(United Wtr., Inc. Proj.)       2,500,000                        2,500,000
Series 1996 A, 3.6% (AMBAC
Insured) (BPA Bank of New
York NA), VRDN (c)

                                                                 8,800,000

NEW YORK & NEW JERSEY - 0.9%

Port Auth. New York & New       3,405,000                        3,405,000
Jersey Participating VRDN
Series PA 518, 3.88%
(Liquidity Facility Merrill
Lynch & Co., Inc.) (c)(f)

TOTAL MUNICIPAL NOTES                                             12,205,000
(Cost $12,205,000)

TOTAL INVESTMENT PORTFOLIO -                                     376,335,674
99.0%
(Cost $373,236,612)

NET OTHER ASSETS - 1.0%                                            3,683,204

NET ASSETS - 100%                                              $ 380,018,878



FUTURES CONTRACTS

                              EXPIRATION DATE      UNDERLYING FACE AMOUNT AT VALUE      UNREALIZED GAIN/LOSS

PURCHASED

31 Bond Buyer Municipal Bond  Dec. 1999            $ 3,410,000                          $ (159,436)
Index Contracts


The face value of futures purchased as a percentage of net assets -
0.9%

SECURITY TYPE ABBREVIATIONS

VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $182,900.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(e) Security collateralized by an amount sufficient to pay interest and principal.

(f) Provides evidence of ownership in one or more underlying municipal bonds.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS            S&P RATINGS

Aaa, Aa, A        76.4%    AAA, AA, A    78.8%

Baa               7.9%     BBB           9.0%

Ba                0.0%     BB            0.0%

B                 0.0%     B             0.5%

Caa               0.0%     CCC           0.0%

Ca, C             0.0%     CC, C         0.0%

                           D             0.0%

The percentage not rated by Moody's or S&P amounted to 3.6%.

The distribution of municipal securities by revenue source, as a percentage of net assets, is as follows:

General Obligations           28.0%

Transportation                21.7

Water & Sewer                 13.9

Health Care                    8.5

Housing                        8.2

Others* (individually less    19.7
than 5%)

                             100.0%

* Includes short-term investments and net other assets.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $373,236,612. Net unrealized appreciation aggregated $3,099,062, of which $8,089,314 related to appreciated investment securities and $4,990,252 related to depreciated investment securities.

The fund hereby designates approximately $2,031,000 as a capital gain dividend for the purpose of the dividend paid deduction.

At November 30, 1999, the fund had a capital loss carryforward of approximately $370,000 all of which will expire on November 30, 2007.

During the fiscal year ended November 30, 1999, 100% of the fund's income dividends was free from federal income tax, and 7.49% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited).

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

SPARTAN NEW JERSEY MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                         NOVEMBER 30, 1999

ASSETS

Investment in securities, at                 $ 376,335,674
value (cost $373,236,612) -
See accompanying schedule

Cash                                          1,355,465

Receivable for investments                    1,058,361
sold

Receivable for fund shares                    46,762
sold

Interest receivable                           6,784,754

Receivable for daily                          11,625
variation on futures
contracts

 TOTAL ASSETS                                 385,592,641

LIABILITIES

Payable for investments         $ 4,257,158
purchased

Payable for fund shares          701,517
redeemed

Distributions payable            439,558

Accrued management fee           172,454

Other payables and accrued       3,076
expenses

 TOTAL LIABILITIES                            5,573,763

NET ASSETS                                   $ 380,018,878

Net Assets consist of:

Paid in capital                              $ 377,605,815

Accumulated undistributed net                 (526,563)
realized gain (loss) on
investments

Net unrealized appreciation                   2,939,626
(depreciation) on investments

NET ASSETS, for 34,886,516                   $ 380,018,878
shares outstanding

NET ASSET VALUE, offering                     $10.89
price and redemption price
per share ($380,018,878
(divided by) 34,886,516
shares)

STATEMENT OF OPERATIONS
                               YEAR ENDED NOVEMBER 30, 1999

INTEREST INCOME                                $ 20,854,799

EXPENSES

Management fee                  $ 2,179,367

Non-interested trustees'         1,189
compensation

 Total expenses before           2,180,556
reductions

 Expense reductions              (17,340)       2,163,216

NET INTEREST INCOME                             18,691,583

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities           (297,541)

 Futures contracts               83,743         (213,798)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities           (21,148,207)

 Futures contracts               (124,786)      (21,272,993)

NET GAIN (LOSS)                                 (21,486,791)

NET INCREASE (DECREASE) IN                     $ (2,795,208)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 18,691,583                  $ 17,868,355

 Net realized gain (loss)         (213,798)                     2,113,812

 Change in net unrealized         (21,272,993)                  5,092,798
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (2,795,208)                   25,074,965
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (18,691,583)                  (17,868,355)
From net interest income

 From net realized gain           (1,647,076)                   (1,741,847)

 In excess of net realized        (383,537)                     0
gain

 TOTAL DISTRIBUTIONS              (20,722,196)                  (19,610,202)

Share transactions Net            71,810,126                    60,470,984
proceeds from sales of shares

 Reinvestment of distributions    15,235,926                    14,908,087

 Cost of shares redeemed          (73,247,294)                  (52,762,136)

 NET INCREASE (DECREASE) IN       13,798,758                    22,616,935
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   41,291                        21,466

  TOTAL INCREASE (DECREASE)       (9,677,355)                   28,103,164
IN NET ASSETS

NET ASSETS

 Beginning of period              389,696,233                   361,593,069

 End of period                   $ 380,018,878                 $ 389,696,233

OTHER INFORMATION
Shares

 Sold                             6,348,487                     5,270,314

 Issued in reinvestment of        1,356,855                     1,300,244
distributions

 Redeemed                         (6,553,756)                   (4,606,133)

 Net increase (decrease)          1,151,586                     1,964,425


FINANCIAL HIGHLIGHTS

YEARS ENDED NOVEMBER 30,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 11.550   $ 11.380   $ 11.380   $ 11.420   $ 10.320
of period

Income from Investment            .528       .548       .561       .588       .623
Operations Net interest
income

Net realized and unrealized       (.601)     .224       .140       -          1.099
gain (loss)

Total from investment             (.073)     .772       .701       .588       1.722
operations

Less Distributions

From net interest income          (.528)     (.548)     (.561)     (.588)     (.623)

From net realized gain            (.049)     (.055)     (.140)     (.040)     -

In excess of net realized gain    (.011)     -          -          -          -

Total distributions               (.588)     (.603)     (.701)     (.628)     (.623)

Redemption fees added to          .001       .001       -          -          .001
paid in capital

Net asset value, end of period   $ 10.890   $ 11.550   $ 11.380   $ 11.380   $ 11.420

TOTAL RETURN A                    (0.65)%    6.96%      6.44%      5.37%      17.06%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 380,019  $ 389,696  $ 361,593  $ 357,367  $ 366,569
(000 omitted)

Ratio of expenses to average      .55%       .55%       .55%       .55%       .55%
net assets

Ratio of expenses to average      .55%       .54% B     .55%       .52% B     .55%
net assets after expense
reductions

Ratio of net interest income      4.71%      4.78%      5.00%      5.26%      5.64%
to average net assets

Portfolio turnover rate           19%        12%        16%        57%        36%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND
PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income but does not include the effect of the $5 account closeout fee on an average-size account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN NJ MUNICIPAL MONEY         2.78%        17.01%        36.79%
MARKET

New Jersey Tax-Free   Money        2.46%        15.23%        n/a
Market Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on May 1, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey tax-free money market funds average which reflects the performance of tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 16 money market funds.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN NJ MUNICIPAL MONEY         2.78%        3.19%         3.32%
MARKET

New Jersey Tax-Free   Money        2.46%        2.87%         n/a
Market Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS

                             11/29/99  8/30/99  5/31/99  3/1/99  11/30/98



Spartan New Jersey           3.15%     2.71%    2.75%    2.53%   2.83%
Municipal Money Market



New Jersey   Tax-Free Money  2.97%     2.40%    2.49%    2.21%   2.51%
Market  Funds Average



Spartan New Jersey           5.27%     4.53%    4.60%    4.21%   4.72%
Municipal Money Market -
Tax-equivalent



Portion of fund's income     10.89%    9.54%    3.36%    9.13%   6.95%
subject to state taxes



YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New Jersey tax-free money market funds average as tracked by IBC Financial Data, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1999 federal and state income tax rate of 40.08%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

(checkmark)COMPARING
PERFORMANCE

Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the
two may be misleading
because it ignores the way
taxes reduce taxable returns.
Tax-equivalent yield - the
yield you'd have to earn on a
similar taxable investment to
match the tax-free yield -
makes the comparison more
meaningful. Keep in mind that
the U.S. government neither
insures nor guarantees a
money market fund. In fact,
there is no assurance that a
money market fund will
maintain a $1 share price.

SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Orr)

An interview with Scott Orr, Portfolio Manager of Spartan New Jersey Municipal Money Market Fund

Q. SCOTT, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE 12 MONTHS THAT ENDED NOVEMBER 30, 1999?

A. At the beginning of the period, a global economic crisis continued to cast a shadow over the market. There were many questions about the pace of U.S. economic growth and the direction of interest rates. Early in 1999, however, any doubts were put to rest, as both growth and employment strengthened. In addition, data began to indicate that inflation might not be as well-behaved as it had been in the recent past. Faced with that backdrop, market observers began to feel that the Federal Reserve Board would raise short-term interest rates to slow growth and head off inflation. Through the rest of the period, economic growth remained solid and unemployment stayed at historically low levels. Such a tight labor market often leads to inflation, as employers are forced to raise salaries in order to attract or retain workers, passing on the additional cost to the consumer. The Fed indicated that improvements in worker productivity had helped keep inflation at bay. Nevertheless, with constant, broad-based economic strength and continually tight labor markets, the Fed felt compelled to take back all three of the rate cuts it had implemented in the fall of 1998. It did so with a series of three 0.25 percentage point rate hikes in June, August and November, raising the rate banks charge each other for overnight loans - known as the fed funds rate - from 4.75% at the beginning of the period to 5.50% by the end of November 1999.

Q. WHAT WAS YOUR STRATEGY AS THIS TRANSPIRED?

A. At the beginning of the period, the fund's average maturity was neutral relative to its peers, given the uncertainty of the interest-rate environment. Over the next few months, I let the average maturity roll down as I avoided locking in the relatively low interest rates we saw at that time. As rates began to move higher again in March, however, I bought longer-term securities that adequately reflected my expectations for higher interest rates. During the last six months of the period, I returned the fund's average maturity to a neutral position by spreading the fund's investments across all segments of the short-term yield curve.

Q. WHY DID THE FUND INVEST OUT-OF-STATE?

A. The fund pursued this strategy - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on New Jersey obligations were sufficiently low so that comparable out-of-state obligations provided a higher tax-adjusted yield even though they are subject to New Jersey tax. Even though more of shareholders' income for the fund's 1999 fiscal year will be taxable than if I had purchased exclusively New Jersey obligations, shareholders may be able to retain more of the fund's dividends, after taxes are taken into account. The fund may also invest out-of-state if there is a limited supply of New Jersey obligations.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on November 30, 1999, was 3.15%, compared to 2.83% 12 months ago. The more recent seven-day yield was the equivalent of a 5.27% taxable rate of return for New Jersey investors in the 40.08% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 1999, the fund's 12-month total return was 2.78%, compared to 2.46% for the New Jersey tax-free money market funds average, according to IBC Financial Data, Inc.

Q. WHAT IS YOUR OUTLOOK?

A. Before the Fed's most recent rate hike, market sentiment reflected the belief that the Fed would sit back and wait to see what happens after bringing rates back to their 1998 levels. However, judging by its reaction to the latest Fed move, the market doesn't feel the Fed is done implementing rate increases. If the trends of tight employment and economic strength continue, I believe it is likely the Fed will raise rates again in early 2000 to slow growth and prevent inflation from cropping up. The timing and scope of any Fed rate hikes would most probably be dictated by the pace of the economy and the tightness of the labor market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: as high a level of
current income, exempt from
federal income tax and, to the
extent possible, from the New
Jersey Gross Income Tax, as is
consistent with preservation of
capital

FUND NUMBER: 423

TRADING SYMBOL: FSJXX

START DATE: May 1, 1990

SIZE: as of November 30,
1999, more than $498
million

MANAGER: Scott Orr, since
1997; manager, various
Fidelity and Spartan
municipal money market
funds; joined Fidelity in
1989

SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES



MATURITY DIVERSIFICATION

DAYS                          % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 5/31/99  % OF FUND'S INVESTMENTS
                              11/30/99                                                  11/30/98

  0 - 30                       60.3                     68.0                             61.0

 31 - 90                       23.4                     10.9                             11.9

 91 - 180                      8.3                      4.2                              16.2

181 - 397                      8.0                      16.9                             10.9

WEIGHTED AVERAGE MATURITY

                              11/30/99                 5/31/99                          11/30/98

Spartan New Jersey Municipal  49 DAYS                  65 Days                          57 Days
Money Market Fund

New Jersey Tax-Free Money     53 DAYS                  55 Days                          56 Days
Market  Funds Average *



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999                                  AS OF MAY 31, 1999

Variable Rate Demand Notes                               Variable Rate Demand Notes
(VRDNs)                         56.0%                    (VRDNs) 60.5%

Commercial Paper (including                              Commercial Paper (including
CP  Mode)                       15.3%                    CP  Mode) 8.6%

Tender Bonds                     3.1%                    Tender Bonds 0.6%

Municipal Notes                 24.4%                    Municipal Notes 28.7%

Net Other Assets                 1.2%                    Net Other Assets 1.6%

Row: 1, Col: 1, Value: 56.0                              Row: 1, Col: 1, Value: 60.5
Row: 1, Col: 2, Value: 0.0                               Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 15.3                              Row: 1, Col: 3, Value: 8.6
Row: 1, Col: 4, Value: 0.0                               Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 3.1                               Row: 1, Col: 5, Value: 0.6000000000000001
Row: 1, Col: 6, Value: 0.0                               Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 24.4                              Row: 1, Col: 7, Value: 28.7
Row: 1, Col: 8, Value: 1.2                               Row: 1, Col: 8, Value: 1.6



PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND

INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets


MUNICIPAL SECURITIES - 98.8%

                                 PRINCIPAL AMOUNT      VALUE (NOTE 1)

ILLINOIS - 1.1%

Madison County Envir. Impt.      $ 4,600,000           $ 4,600,000
Rev. (Shell Wood River
Proj.) Series 1998 A, 3.85%
(Shell Oil Co. Guaranteed),
VRDN (a)(b)

Southwestern Illinois Dev.        800,000               800,000
Auth. Solid Waste Disp. Rev.
(Shell Oil Co./Wood River
Proj.) Series 1992, 3.85%,
VRDN (a)(b)

                                                        5,400,000

INDIANA - 0.6%

Indiana Dev. Fin. Auth.           1,800,000             1,800,000
Envir. Rev. Rfdg. (PSI
Energy Proj.) Series 1998,
3.85%, LOC Morgan Guaranty
Trust Co., NY, VRDN (a)(b)

Whiting Ind. Swr.& Solid          1,000,000             1,000,000
Waste Disp. Rev. Rfdg.
(Amoco Oil Co. Proj.) 3.85%,
VRDN (a)(b)

                                                        2,800,000

LOUISIANA - 1.2%

Plaquemines Envir. Rev. Rfdg.     2,400,000             2,400,000
(BP Exploration & Oil, Inc.
Proj.) Series 1995, 3.85%,
VRDN (a)(b)

Saint Charles Parish Poll.        3,300,000             3,300,000
Cont. Rev. (Shell Oil Co.
Proj.)  Series A, 3.85%,
VRDN (a)(b)

                                                        5,700,000

NEW JERSEY - 69.6%

Bloomfield Township Gen.          4,200,000             4,200,452
Oblig. BAN 3.8% 6/28/00

Brick Township Gen. Oblig.        6,700,000             6,709,545
BAN 3.4% 5/12/00

Burlington County Gen. Oblig.
BAN:

3.5% 4/21/00                      2,136,000             2,139,208

3.75% 8/11/00                     3,500,000             3,507,745

Camden County Impt. Auth.         900,000               900,000
Rev. (Jewish Cmnty. Ctr.
Proj.) Series 1995, 3.85%,
LOC Nat'l. Westminster Bank
PLC, VRDN (a)

Clifton Gen. Oblig. BAN:

3.5% 3/31/00                      1,700,000             1,702,621

4% 8/18/00                        4,700,000             4,714,888

Cranford Township Gen. Oblig.     2,295,634             2,298,563
BAN 3.5% 3/17/00

Delaware River Port Auth.         5,700,000             5,700,000
Pennsylvania and New Jersey
Rev. Participating VRDN
Series SG 53, 3.98%
(Liquidity Facility Societe
Generale, France) (a)(c)

East Brunswick Township Gen.
Oblig. BAN:

3.25% 3/31/00                     6,547,000             6,552,252

3.9% 8/10/00                      2,300,000             2,306,138

4.25% 10/13/00                    4,100,000             4,118,125

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT      VALUE (NOTE 1)

NEW JERSEY - CONTINUED

Essex County Impt. Auth.         $ 3,500,000           $ 3,500,000
Participating VRDN Series
FRRI A27, 3.9% (Liquidity
Facility Bank of New York
NA) (a)(c)

Fair Lawn Gen. Oblig. BAN         4,000,000             4,000,349
3.25% 12/16/99

Hudson County Impt. Auth.         24,960,000            24,960,000
Rev. (Essential Purp. Pooled
Govt. Ln. Prog.) Series
1986, 3.85%, LOC First Union
Nat'l. Bank, North Carolina,
VRDN (a)

Jefferson Township Gen.           2,346,000             2,352,987
Oblig. BAN 4% 7/14/00

Margate City Gen. Oblig. BAN:

3.5% 3/24/00                      2,194,500             2,196,885

4% 8/17/00                        3,900,000             3,911,223

Medford Township Gen. Oblig.      3,000,000             3,000,088
BAN 3.13% 1/7/00

Mercer County Impt. Auth. BAN     2,000,000             2,000,000
(Parking Facilities Proj.)
Series 1999, 3.6% 1/12/00

Mercer County Impt. Auth.         11,000,000            11,000,000
Rev. (Atlantic Foundation &
Johnson Proj.) Series 1998,
3.8% (MBIA Insured), VRDN (a)

Middlesex County Gen. Oblig.      20,600,000            20,604,450
BAN 3.25% 1/24/00

Montclair Township Gen.
Oblig. BAN:

3.4% 2/15/00                      3,000,000             3,002,176

3.5% 1/21/00                      3,537,000             3,539,298

Montgomery Township Gen.          3,122,160             3,122,317
Oblig. BAN Series 1998,
3.25% 12/10/99

Moorestown Township Gen.          3,900,000             3,905,697
Oblig. BAN 3.5% 6/2/00

New Jersey Econ. Dev. Auth.
Econ. Dev. Rev.:

(Arden Group Proj.) Series        1,350,000             1,350,000
1989 BB, 3.8%, LOC PNC Bank
NA, VRDN (a)(b)

(Ctr. for Aging Applewood         2,125,000             2,125,000
Proj.) Series 1989, 3.84%,
LOC Fleet Nat'l. Bank, VRDN
(a)

(Dial Realty Proj.) Series        1,850,000             1,850,000
1988 L, 3.8%, LOC PNC Bank
NA, VRDN (a)(b)

(Guttenplan's Bakery Proj.)       1,500,000             1,500,000
Series 1989 G, 3.8%, LOC PNC
Bank NA, VRDN (a)(b)

(Herzel Motor Corp. Proj.)        350,000               350,000
Series 1989 L, 3.8%, LOC PNC
Bank NA, VRDN (a)(b)

(PVC Container Corp. Proj.)       1,715,000             1,715,000
Series 1987 D, 3.95%,  LOC
Nat'l. Westminster Bank PLC,
VRDN (a)(b)

(Recycle, Inc. Proj.) Series      3,700,000             3,700,000
1995, 3.95%, LOC Fleet Bank
NA, VRDN (a)(b)

New Jersey Econ. Dev. Auth.       200,000               200,000
Ind. & Econ. Dev. Rev. (Casa
Di Bertacchi Corp. Proj.)
Series 1988, 4%, LOC HSBC
Bank USA, VRDN (a)(b)

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT      VALUE (NOTE 1)

NEW JERSEY - CONTINUED

New Jersey Econ. Dev. Auth.      $ 380,000             $ 380,000
Ind. Dev. Rev. (Nat'l.
Refrigerant Proj.) Series
1994 A, 3.95%, LOC First
Union Nat'l. Bank, North
Carolina, VRDN (a)(b)

New Jersey Econ. Dev. Auth.
Rev.:

Bonds (Chambers Cogeneration      12,200,000            12,200,000
LTP Proj.) Series 1991,
3.45% tender 2/10/00, LOC
Cr. Local de France, CP mode
(b)

Participating VRDN Series         4,225,000             4,225,000
1998 184, 3.87% (Liquidity
Facility Morgan Stanley Dean
Witter & Co.) (a)(c)

(Bayshore Health Ctr. Proj.)      1,955,000             1,955,000
Series 1998 A, 3.9%,  LOC
Kredietbank NV, VRDN (a)

(E. P. Henry Corp. Proj.)         695,000               695,000
3.8%, LOC First Union Nat'l.
Bank, North Carolina, VRDN
(a)(b)

(Eastern Silk Proj.) Second       1,160,000             1,160,000
Series D2, 3.85%, LOC Banque
Nationale de Paris, VRDN
(a)(b)

(Jewish Home Rockleigh Proj.)     7,000,000             7,000,000
Series B, 3.8%, LOC PNC Bank
NA, VRDN (a)

New Jersey Econ. Dev. Auth.
Wtr. Facilities Rev.
Participating VRDN:

Series FRRI 34, 4% (Liquidity     8,415,000             8,415,000
Facility Bank of  New York
NA) (a)(b)(c)

Series FRRI 35, 4% (Liquidity     1,175,000             1,175,000
Facility Bank of  New York
NA) (a)(b)(c)

New Jersey Ed. Dev. Auth.         6,735,000             6,735,000
Bonds Series 1999 82,
3.75%, tender 1/19/00
(Liquidity Facility  The
Bear Stearns Companies,
Inc.) (c)

New Jersey Gen. Oblig.:

Participating VRDN Series         5,000,000             5,000,000
1999 3, 3.97% (Liquidity
Facility Toronto Dominion
Bank) (a)(c)

Series Fiscal 2000 A:

3.7% 3/1/00, CP                   10,000,000            10,000,000

3.8% 1/18/00, CP                  18,000,000            18,000,000

3.8% 1/27/00, CP                  12,700,000            12,700,000

3.9% 1/19/00, CP                  5,000,000             5,000,000

3.9% 2/1/00, CP                   12,000,000            12,000,000

New Jersey Higher Ed. Auth.       2,260,000             2,260,000
Student Ln. Rev.
Participating VRDN Series
1998 18, 3.92% (Liquidity
Facility Morgan Stanley Dean
Witter & Co.) (a)(c)

New Jersey Hsg. & Mtg. Fin.
Agcy. Rev.:

Bonds Series PA 117, 3.75%,       3,745,000             3,745,000
tender 2/24/00 (Liquidity
Facility Merrill Lynch &
Co., Inc.) (b)(c)(d)

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT      VALUE (NOTE 1)

NEW JERSEY - CONTINUED

New Jersey Hsg. & Mtg. Fin.
Agcy. Rev.: - continued

Participating VRDN:

Series 1999 V, 3.99%             $ 5,000,000           $ 5,000,000
(Liquidity Facility Bank of
America NA) (a)(b)(c)

Series PT 118, 3.93%              28,055,000            28,055,000
(Liquidity Facility Banco
Santander SA) (a)(b)(c)

Series PT 92, 3.93%               5,670,000             5,670,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(b)(c)

New Jersey Sport and              4,600,000             4,600,000
Exposition Auth. Rev.
Participating VRDN Series
FRRI A3, 3.95% (Liquidity
Facility Commerzbank AG)
(a)(c)

New Jersey Trans. Trust Fund      4,600,000             4,600,000
Auth. Bonds (Trans. Sys.
Proj.) Series A 1999 80,
3.75%, tender 2/7/00
(Liquidity Facility The Bear
Stearns Companies, Inc.) (c)

North Brunswick Township Gen.     2,500,000             2,500,040
Oblig. BAN 3.75% 12/6/99

Readington Township Gen.          4,900,000             4,906,181
Oblig. BAN 3.4% 4/28/00

Red Bank Borough Gen. Oblig.      2,229,500             2,234,122
BAN 4.125% 11/16/00

Ringwood Boro Gen. Oblig. BAN     2,388,000             2,391,180
3.5% 3/17/00

Secaucus Gen. Oblig. BAN 3.4%     3,009,500             3,012,630
6/1/00

Union County Util. Auth.          6,200,000             6,200,000
Solid Waste Facilities Lease
Rev. Participating VRDN
Series FRRI 38, 4%
(Liquidity Facility Bank of
New York NA) (a)(b)(c)

Vernon Township Gen. Oblig.       7,000,000             7,000,143
Board of Ed. BAN  3.5%
12/3/99

Voorhees Township Gen. Oblig.     2,430,500             2,432,378
BAN 4% 2/8/00

Warren County Gen. Oblig. BAN     2,199,921             2,200,214
3.17% 4/7/00

Woodbridge Township Gen.          4,900,000             4,915,508
Oblig. BAN 3.9% 7/28/00

                                                        347,097,403

NEW YORK & NEW JERSEY - 20.3%

Port Auth. New York & New
Jersey:

Participating VRDN Series PT      3,925,000             3,925,000
232, 3.93% (Liquidity
Facility Commerzbank AG)
(a)(b)(c)

Series 1991, 3.9519%, VRDN        6,400,000             6,400,000
(a)(b)(d)

Series 1992, 3.725%, VRDN         6,900,000             6,900,000
(a)(d)

Series 1995, 3.725%, VRDN         10,500,000            10,500,000
(a)(b)(d)

Series 1996 3, 3.95%, VRDN (a)    5,000,000             5,000,000

Series 1997 1B, 3.95%, VRDN       3,200,000             3,200,000
(a)

Series 1997 2, 3.725%, VRDN       10,400,000            10,400,000
(a)(d)

Series A:

3.4% 1/28/00, CP (b)              1,100,000             1,100,000

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT      VALUE (NOTE 1)

NEW YORK & NEW JERSEY -
CONTINUED

Port Auth. New York & New
Jersey: - continued

3.45% 1/26/00, CP (b)            $ 4,700,000           $ 4,700,000

Port Auth. New York & New
Jersey Spl. Oblig. Rev.
Participating VRDN:

Series SG 117, 3.93%              13,100,000            13,100,000
(Liquidity Facility Societe
Generale, France) (a)(b)(c)

Series SG 92, 3.93%               3,655,000             3,655,000
(Liquidity Facility Societe
Generale, France) (a)(b)(c)

Series SG 94, 3.93%               32,400,000            32,399,999
(Liquidity Facility Societe
Generale, France) (a)(b)(c)

                                                        101,279,999

TEXAS - 5.7%

Brazos River Auth. Poll.
Cont. Rev.:

(Texas Utils. Elec. Co.           4,700,000             4,700,000
Proj.) Series 1995 A, 3.9%,
LOC Morgan Guaranty Trust
Co., NY, VRDN (a)(b)

Rfdg. (Texas Utils. Elec. Co.
Proj.):

Series 1996 A, 3.9% (AMBAC        7,500,000             7,500,000
Insured) (BPA Bank of  New
York NA), VRDN (a)(b)

Series 1996 C, 3.9% (AMBAC        5,100,000             5,100,000
Insured) (BPA Bank of  New
York NA), VRDN (a)(b)

Brazos River Hbr. Navigation      6,500,000             6,500,000
District (Dow Chemical Co.
Proj.) Series 1996, 3.95%,
VRDN (a)(b)

Gulf Coast Ind. Dev. Auth.        2,100,000             2,100,000
Solid Waste Disp. Rev.
(Citgo Petroleum Corp.
Proj.) Series 1995, 3.9%,
LOC Bank of America NA, VRDN
(a)(b)

Gulf Coast Waste Disp. Auth.      1,100,000             1,100,000
Poll. Cont. Rev. (Amoco Oil
Co. Proj.) Series 1994,
3.85%, VRDN (a)(b)

Gulf Coast Waste Disp. Auth.      1,400,000             1,400,000
Envir. Impt. Rev. (Amoco Oil
Co. Proj.) Series 1998,
3.85%, VRDN (a)(b)

                                                        28,400,000

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT      VALUE (NOTE 1)

VIRGINIA - 0.3%

Dinwiddie County Ind. Dev.       $ 1,700,000           $ 1,700,000
Auth. Rev. (Chaparral Steel
Proj.) Series 1998 A, 3.9%,
LOC Bank of America NA, VRDN
(a)(b)

TOTAL INVESTMENT PORTFOLIO -                           492,377,402
98.8%  (Cost $492,377,402)

NET OTHER ASSETS - 1.2%                                  6,223,543

NET ASSETS - 100%                                    $ 498,600,945

Total Cost for Income Tax Purposes                   $ 492,377,402

SECURITY TYPE ABBREVIATIONS

BAN - BOND ANTICIPATION NOTE

VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(c) Provides evidence of ownership in one or more underlying municipal bonds.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                      ACQUISITION DATE  COST

New Jersey Hsg. & Mtg. Fin.   8/24/99           $ 3,745,000
Agcy. Rev. Bonds Series PA
117, 3.75%, tender 2/24/00
(Liquidity Facility Merrill
Lynch & Co., Inc.)

Port Auth. New York & New     6/18/91           $ 6,400,000
Jersey Series 1991, 3.9519%,
VRDN

Port Auth. New York & New     2/14/92           $ 6,900,000
Jersey Series 1992, 3.725%,
VRDN

Port Auth. New York & New     9/15/95           $ 10,500,000
Jersey Series 1995, 3.725%,
VRDN

Port Auth. New York & New     9/15/97           $ 10,400,000
Jersey Series 1997 2,
3.725%, VRDN

OTHER INFORMATION

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $37,945,000 and 7.6% of net assets.

INCOME TAX INFORMATION

At November 30, 1999, the fund had a capital loss carryforward of approximately $49,000 of which $2,000, $16,000, $2,000 and $29,000 will expire on November 30, 2000, 2002, 2003 and 2004, respectively.

During the fiscal year ended November 30, 1999, 100% of the fund's income dividends was free from federal income tax, and 38.95% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited).

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      NOVEMBER 30, 1999

ASSETS

Investment in securities, at              $ 492,377,402
value -  See accompanying
schedule

Receivable for fund shares                 1,870,294
sold

Interest receivable                        4,743,130

 TOTAL ASSETS                              498,990,826

LIABILITIES

Payable to custodian bank      $ 115,550

Distributions payable           68,405

Accrued management fee          202,699

Other payables and accrued      3,227
expenses

 TOTAL LIABILITIES                         389,881

NET ASSETS                                $ 498,600,945

Net Assets consist of:

Paid in capital                           $ 498,650,070

Accumulated net realized gain              (49,125)
(loss) on investments

NET ASSETS, for 498,622,875               $ 498,600,945
shares outstanding

NET ASSET VALUE, offering                  $1.00
price and redemption price
per share ($498,600,945
(divided by) 498,622,875
shares)

STATEMENT OF OPERATIONS
                             YEAR ENDED NOVEMBER 30, 1999

INTEREST INCOME                              $ 16,260,055

EXPENSES

Management fee                  $ 2,508,085

Non-interested trustees'         1,988
compensation

 Total expenses before           2,510,073
reductions

 Expense reductions              (6,180)      2,503,893

NET INTEREST INCOME                           13,756,162

NET REALIZED GAIN (LOSS) ON                   21,297
INVESTMENTS

NET INCREASE (DECREASE) IN                   $ 13,777,459
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 13,756,162                  $ 15,704,226

 Net realized gain (loss)         21,297                        672

 NET INCREASE (DECREASE) IN       13,777,459                    15,704,898
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (13,756,162)                  (15,704,226)
from net interest income

Share transactions at net         364,903,165                   474,746,691
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  12,953,174                    15,281,562
distributions from net
interest income

 Cost of shares redeemed          (407,766,221)                 (485,904,369)

 NET INCREASE (DECREASE) IN       (29,909,882)                  4,123,884
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (29,888,585)                  4,124,556
IN NET ASSETS

NET ASSETS

 Beginning of period              528,489,530                   524,364,974

 End of period                   $ 498,600,945                 $ 528,489,530


FINANCIAL HIGHLIGHTS

YEARS ENDED NOVEMBER 30,       1999       1998       1997 F     1997 G     1996 G     1995 G

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
period

Income from Investment          .027       .030       .003       .032       .032       .036
Operations Net interest
income

Less Distributions

From net interest  income       (.027)     (.030)     (.003)     (.032)     (.032)     (.036)

Net asset value,  end of       $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
period

TOTAL RETURN B, C               2.78%      3.06%      .27%       3.22%      3.24%      3.65%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 498,601  $ 528,490  $ 524,365  $ 520,551  $ 504,875  $ 469,834
(000 omitted)

Ratio of expenses to average    .50%       .50%       .50% A     .40% D     .35% D     .31% D
net assets

Ratio of expenses to average    .50%       .50%       .50% A     .40%       .34% E     .31%
net assets after expense
reductions

Ratio of net interest income    2.74%      3.02%      3.28% A    3.15%      3.20%      3.59%
to average  net assets


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F ONE MONTH ENDED NOVEMBER 30
G YEAR ENDED OCTOBER 31

FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY NJ MUNICIPAL MONEY    2.68%        15.81%        36.74%
MARKET

New Jersey Tax-Free   Money    2.46%        15.23%        37.99%
Market Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or ten years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey tax-free money market funds average, which reflects the performance of municipal money market funds with similar objectives tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 16 money market funds.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY NJ MUNICIPAL MONEY    2.68%        2.98%         3.18%
MARKET

New Jersey Tax-Free   Money    2.46%        2.87%         3.27%
Market Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS

                               11/29/99  8/30/99  5/31/99  3/1/99  11/30/98



Fidelity New Jersey Municipal  3.05%     2.65%    2.65%    2.41%   2.70%
 Money Market Fund



New Jersey Tax-Free   Money    2.97%     2.40%    2.49%    2.21%   2.51%
Market Funds   Average



Fidelity New Jersey Municipal  5.07%     4.43%    4.43%    4.02%   4.51%
 Money Market  Fund -
Tax-equivalent



Portion of fund's income       4.97%     9.61%    3.51%    17.39%  9.36%
subject to state taxes

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New Jersey tax-free money market funds average as tracked by IBC Financial Data, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1999 federal and state income tax rate of 40.08%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

(checkmark)COMPARING
PERFORMANCE

Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you would
have to earn on a similar
taxable investment to match the
tax-free yield - makes the
comparison more meaningful.
Keep in mind that the U.S.
government neither insures nor
guarantees a money market
fund. In fact, there is no
assurance that a money fund
will maintain a $1 share price.

FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Orr)

An interview with Scott Orr, Portfolio Manager of Fidelity New Jersey Municipal Money Market Fund

Q. SCOTT, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE 12 MONTHS THAT ENDED NOVEMBER 30, 1999?

A. At the beginning of the period, a global economic crisis continued to cast a shadow over the market. There were many questions about the pace of U.S. economic growth and the direction of interest rates. Early in 1999, however, any doubts were put to rest, as both growth and employment strengthened. In addition, data began to indicate that inflation might not be as well-behaved as it had been in the recent past. Faced with that backdrop, market observers began to feel that the Federal Reserve Board would raise short-term interest rates to slow growth and head off inflation. Through the rest of the period, economic growth remained solid and unemployment stayed at historically low levels. Such a tight labor market often leads to inflation, as employers are forced to raise salaries in order to attract or retain workers, passing on the additional cost to the consumer. The Fed indicated that improvements in worker productivity had helped keep inflation at bay. Nevertheless, with constant, broad-based economic strength and continually tight labor markets, the Fed felt compelled to take back all three of the rate cuts it had implemented in the fall of 1998. It did so with a series of three 0.25 percentage point rate hikes in June, August and November, raising the rate banks charge each other for overnight loans - known as the fed funds rate - from 4.75% at the beginning of the period to 5.50% by the end of November 1999.

Q. WHAT WAS YOUR STRATEGY AS THIS TRANSPIRED?

A. At the beginning of the period, the fund's average maturity was neutral relative to its peers, given the uncertainty of the interest-rate environment. Over the next few months, I let the average maturity roll down as I avoided locking in the relatively low interest rates we saw at that time. As rates began to move higher again in March, however, I bought longer-term securities that adequately reflected my expectations for higher interest rates. During the last six months of the period, I returned the fund's average maturity to a neutral position by spreading the fund's investments across all segments of the short-term yield curve.

Q. WHY DID THE FUND INVEST OUT-OF-STATE?

A. The fund pursued this strategy - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on New Jersey obligations were sufficiently low so that comparable out-of-state obligations provided a higher tax-adjusted yield even though they are subject to New Jersey tax. Even though more of shareholders' income for the fund's 1999 fiscal year will be taxable than if I had purchased exclusively New Jersey obligations, shareholders may be able to retain more of the fund's dividends, after taxes are taken into account. The fund may also invest out-of-state if there is a limited supply of New Jersey obligations.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on November 30, 1999, was 3.05%, compared to 2.70% 12 months ago. The more recent seven-day yield was the equivalent of a 5.09% taxable rate of return for New Jersey investors in the 40.08% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 1999, the fund's 12-month total return was 2.68%, compared to 2.46% for the New Jersey tax-free money market funds average, according to IBC Financial Data, Inc.

Q. WHAT IS YOUR OUTLOOK?

A. Before the Fed's most recent rate hike, market sentiment reflected the belief that the Fed would sit back and wait to see what happens after bringing rates back to their 1998 levels. However, judging by its reaction to the latest Fed move, the market doesn't feel the Fed is done implementing rate increases. If the trends of tight employment and economic strength continue, I believe it is likely the Fed will raise rates again in early 2000 to slow growth and prevent inflation from cropping up. The timing and scope of any Fed rate hikes would most probably be dictated by the pace of the economy and the tightness of the labor market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: as high a level of current
income, exempt from federal
income tax and the New Jersey
Gross Income Tax, as is
consistent with preservation of
capital

FUND NUMBER: 417

TRADING SYMBOL: FNJXX

START DATE: March 17, 1988

SIZE: as of November 30,
1999, more than $697 million

MANAGER: Scott Orr, since
1997; manager, various
Fidelity and Spartan
municipal money market
funds; joined Fidelity in 1989

FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES



MATURITY DIVERSIFICATION

DAYS                           % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 5/31/99  % OF FUND'S INVESTMENTS
                               11/30/99                                                  11/30/98

  0 - 30                        56.4                     65.4                             62.7

 31 - 90                        26.0                     10.8                             11.3

 91 - 180                       9.3                      5.9                              15.5

181 - 397                       8.3                      17.9                             10.5

WEIGHTED AVERAGE MATURITY

                               11/30/99                 5/31/99                          11/30/98

Fidelity New Jersey Municipal  52 DAYS                  69 Days                          56 Days
Money Market Fund

New Jersey Tax-Free Money      53 DAYS                  55 Days                          56 Days
Market  Funds Average *



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999                                  AS OF MAY 31, 1999

Variable Rate Demand Notes                               Variable Rate Demand Notes
(VRDNs)                         52.3%                    (VRDNs)                       58.8%

Commercial Paper (including                              Commercial Paper (including
CP  Mode)                       18.0%                    CP  Mode)                     11.7%

Tender Bonds                     2.7%                    Tender Bonds                   0.4%

Municipal Notes                 24.8%                    Municipal Notes               27.5%

Other Investments                0.0%                    Other Investments              0.4%

Net Other Assets                 2.2%                    Net Other Assets               1.2%

Row: 1, Col: 1, Value: 52.3                              Row: 1, Col: 1, Value: 58.8
Row: 1, Col: 2, Value: 0.0                               Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 18.0                              Row: 1, Col: 3, Value: 11.7
Row: 1, Col: 4, Value: 2.7                               Row: 1, Col: 4, Value: 0.4
Row: 1, Col: 5, Value: 24.8                              Row: 1, Col: 5, Value: 27.5
Row: 1, Col: 6, Value: 0.0                               Row: 1, Col: 6, Value: 0.4
Row: 1, Col: 7, Value: 0.0                               Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 2.2                               Row: 1, Col: 8, Value: 1.2



PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND

INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



MUNICIPAL SECURITIES - 97.8%

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

DELAWARE - 0.2%

Delaware Econ. Dev. Auth.        $ 1,500,000                      $ 1,500,000
Rev. (Delmarva Pwr. & Lt.
Co. Proj.) Series 1988,
3.85%, VRDN (a)(b)

KENTUCKY - 0.3%

Louisville & Jefferson County     1,900,000                        1,900,000
Reg'l. Arpt. Auth. Series
1999 A, 3.75% (United Parcel
Svc. of America Guaranteed),
VRDN (a)(b)

LOUISIANA - 0.3%

Calcasieu Parish Ind. Dev.        2,200,000                        2,200,000
Board Envir. Rev. (Citgo
Petroleum Corp. Proj.) 3.9%,
LOC Banque Nationale de
Paris, VRDN (a)(b)

NEVADA - 0.3%

Washoe County Gas Facilities      1,800,000                        1,800,000
Rev. (Sierra Pacific Pwr.
Co. Proj.) Series 1990,
3.9%, LOC UBS AG, VRDN (a)(b)

NEW JERSEY - 74.9%

Bethlehem Township Gen.           3,304,000                        3,314,219
Oblig. BAN 4.25% 9/20/00

Bloomfield Township Gen.          5,800,000                        5,800,625
Oblig. BAN 3.8% 6/28/00

Brick Township Gen. Oblig.        8,781,000                        8,793,509
BAN 3.4% 5/12/00

Burlington County Gen. Oblig.
BAN:

3.5% 4/21/00                      2,800,000                        2,804,205

3.75% 8/11/00                     4,800,000                        4,810,622

Camden County Impt. Auth. Rev.:

(Jewish Cmnty. Ctr. Proj.)        1,800,000                        1,800,000
Series 1995, 3.85%, LOC
Nat'l. Westminster Bank PLC,
VRDN (a)

(Parkview Redev. Hsg. Proj.)      12,800,000                       12,800,000
3.85%, LOC Gen. Elec. Cap.
Corp., VRDN (a)(b)

Clifton Gen. Oblig. BAN:

3.5% 3/31/00                      2,300,000                        2,303,545

4% 8/18/00                        6,300,000                        6,319,957

Cranford Township Gen. Oblig.     3,000,000                        3,003,827
BAN 3.5% 3/17/00

Delaware River Port Auth.         10,940,000                       10,940,000
Pennsylvania and New Jersey
Rev. Participating VRDN
Series SG 53, 3.98%
(Liquidity Facility Societe
Generale, France) (a)(c)

East Brunswick Township Gen.
Oblig. BAN:

3.25% 3/31/00                     8,500,000                        8,506,819

3.9% 8/10/00                      3,212,000                        3,220,572

4.25% 10/13/00                    5,660,000                        5,685,021

Essex County Impt. Auth.          3,150,000                        3,150,000
Participating VRDN Series
FRRI A27, 3.9% (Liquidity
Facility Bank of New York
NA) (a)(c)

Fair Lawn Gen. Oblig. BAN         4,563,500                        4,563,899
3.25% 12/16/99

Fairfield Township Gen.           2,025,000                        2,026,196
Oblig. BAN 3.4% 3/22/00

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

NEW JERSEY - CONTINUED

Hudson County Impt. Auth.        $ 28,795,000                     $ 28,795,000
Rev. (Essential Purp. Pooled
Govt. Ln. Prog.) Series
1986, 3.85%, LOC First Union
Nat'l. Bank, North Carolina,
VRDN (a)

Jefferson Township Gen.           3,200,000                        3,209,530
Oblig. BAN 4% 7/14/00

Lakewood Township Gen. Oblig.     3,172,788                        3,173,603
BAN 3.4% 1/14/00

Margate City Gen. Oblig. BAN:

3.5% 3/24/00                      2,700,000                        2,702,935

4% 8/17/00                        5,200,000                        5,214,965

Medford Township Gen. Oblig.      3,500,000                        3,500,103
BAN 3.13% 1/7/00

Mercer County Impt. Auth. BAN     2,661,000                        2,661,000
(Parking Facilities Proj.)
Series 1999, 3.6% 1/12/00

Mercer County Impt. Auth.         16,000,000                       16,000,000
Rev. (Atlantic Foundation &
Johnson Proj.) Series 1998,
3.8% (MBIA Insured), VRDN (a)

Middlesex County Gen. Oblig.      27,200,000                       27,205,875
BAN 3.25% 1/24/00

Montclair Township Gen.
Oblig. BAN:

3.4% 2/15/00                      4,000,000                        4,002,901

3.5% 1/21/00                      4,323,000                        4,325,809

3.5% 3/10/00                      1,671,000                        1,673,123

Montgomery Township Gen.          3,500,000                        3,500,176
Oblig. BAN Series 1998,
3.25% 12/10/99

Moorestown Township Gen.          5,200,000                        5,207,597
Oblig. BAN 3.5% 6/2/00

New Jersey Econ. Dev. Auth.
Econ. Dev. Rev.:

(Ctr. for Aging Applewood         2,275,000                        2,275,000
Proj.) Series 1989, 3.84%,
LOC Fleet Nat'l. Bank, VRDN
(a)

(Headquarters Proj.) Series       4,600,000                        4,600,000
1997, 3.8%, LOC PNC  Bank
NA, VRDN (a)

(PVC Container Corp. Proj.)       935,000                          935,000
Series 1987 D, 3.95%,  LOC
Nat'l. Westminster Bank PLC,
VRDN (a)(b)

New Jersey Econ. Dev. Auth.       300,000                          300,000
Ind. & Econ. Dev. Rev. (Casa
Di Bertacchi Corp. Proj.)
Series 1988, 4%, LOC HSBC
Bank USA, VRDN (a)(b)

New Jersey Econ. Dev. Auth.       5,000,000                        5,000,000
Natural Gas Facilities Rev.
Participating VRDN Series
1998 161, 3.92% (Liquidity
Facility Morgan Stanley Dean
Witter & Co.) (a)(b)(c)

New Jersey Econ. Dev. Auth.       3,000,000                        3,000,000
Poll. Cont. Rev. (Hoffman-
La Roche Inc. Proj.) Series
1985, 3.85%, LOC Wachovia
Bank NA, VRDN (a)

New Jersey Econ. Dev. Auth.
Rev.:

Bonds:

(Chambers Cogeneration LTP
Proj.) Series 1991:

3.45% tender 1/31/00, LOC Cr.     3,200,000                        3,200,000
Local de France,  CP mode (b)

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

NEW JERSEY - CONTINUED

New Jersey Econ. Dev. Auth.
Rev.: - continued

3.45% tender 2/10/00, LOC Cr.    $ 16,300,000                     $ 16,300,000
Local de France,  CP mode (b)

(Keystone Proj.) Series 1992,     4,100,000                        4,100,000
3.6% tender 1/31/00,  LOC
UBS AG, CP mode (b)

Participating VRDN Series         6,000,000                        6,000,000
1998 184, 3.87% (Liquidity
Facility Morgan Stanley Dean
Witter & Co.) (a)(c)

(Bayshore Health Ctr. Proj.)      7,275,000                        7,275,000
Series 1998 A, 3.9%,  LOC
Kredietbank NV, VRDN (a)

(Jewish Home Rockleigh Proj.)     7,430,000                        7,430,000
Series B, 3.8%, LOC PNC Bank
NA, VRDN (a)

New Jersey Econ. Dev. Auth.       7,825,000                        7,825,000
Wtr. Facilities Rev.
Participating VRDN Series
FRRI 35, 4% (Liquidity
Facility Bank of New York
NA) (a)(b)(c)

New Jersey Ed. Dev. Auth.         9,100,000                        9,100,000
Bonds Series 1999 82, 3.75%,
tender 1/19/00 (Liquidity
Facility The Bear Stearns
Companies, Inc.) (c)

New Jersey Edl. Facilities        12,455,000                       12,455,000
Auth. Rev. (College of New
Jersey Proj.) Series 1999 A,
3.75% (AMBAC Insured), VRDN
(a)

New Jersey Gen. Oblig.:

Participating VRDN Series         7,000,000                        7,000,000
1999 3, 3.97% (Liquidity
Facility Toronto Dominion
Bank) (a)(c)

Series Fiscal 2000 A:

3.7% 3/1/00, CP                   13,000,000                       13,000,000

3.8% 1/18/00, CP                  24,000,000                       24,000,000

3.8% 1/27/00, CP                  23,300,000                       23,300,000

3.9% 1/19/00, CP                  14,000,000                       14,000,000

3.9% 2/1/00, CP                   16,000,000                       16,000,000

3.7% 3/1/00, CP                   6,600,000                        6,600,000

New Jersey Higher Ed. Auth.       10,410,000                       10,410,000
Student Ln. Rev.
Participating VRDN Series
1998 18, 3.92% (Liquidity
Facility Morgan Stanley Dean
Witter & Co.) (a)(c)

New Jersey Hsg. & Mtg. Fin.
Agcy. Rev.:

Bonds Series PA 117, 3.75%,       3,360,000                        3,360,000
tender 2/24/00 (Liquidity
Facility Merrill Lynch &
Co., Inc.) (b)(c)(d)

Participating VRDN:

Series 1999 V, 3.99%              6,700,000                        6,700,000
(Liquidity Facility Bank of
America NA) (a)(b)(c)

Series PT 118, 3.93%              22,505,000                       22,505,000
(Liquidity Facility Banco
Santander SA) (a)(b)(c)

Series PT 92, 3.93%               8,590,000                        8,590,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(b)(c)

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

NEW JERSEY - CONTINUED

New Jersey Sport and             $ 6,100,000                      $ 6,100,000
Exposition Auth. Rev.
Participating VRDN Series
FRRI A3, 3.95% (Liquidity
Facility Commerzbank AG)
(a)(c)

New Jersey Trans. Trust Fund
Auth.:

Participating VRDN Series         5,000,000                        5,000,000
1999 84, 3.95% (Liquidity
Facility The Bear Stearns
Companies, Inc.) (a)(c)

Bonds (Trans. Sys. Proj.)         6,400,000                        6,400,000
Series A 1999 80, 3.75%,
tender 2/7/00 (Liquidity
Facility The Bear Stearns
Companies, Inc.) (c)

North Brunswick Township Gen.     3,250,000                        3,250,051
Oblig. BAN 3.75% 12/6/99

Readington Township Gen.          6,439,000                        6,447,122
Oblig. BAN 3.4% 4/28/00

Red Bank Borough Gen. Oblig.      3,000,000                        3,006,220
BAN 4.125% 11/16/00

Ringwood Boro Gen. Oblig. BAN     3,000,000                        3,003,995
3.5% 3/17/00

Salem County Ind. Poll. Cont.     7,660,000                        7,660,000
Fing. Auth. Poll. Cont. Rev.
Participating VRDN Series PA
357, 3.88% (Liquidity
Facility Merrill Lynch &
Co., Inc.) (a)(c)

Secaucus Gen. Oblig. BAN 3.4%     3,986,000                        3,990,145
6/1/00

Union County Util. Auth.          6,260,000                        6,260,000
Solid Waste Facilities Lease
Rev. Participating VRDN
Series FRRI 38, 4%
(Liquidity Facility Bank of
New York NA) (a)(b)(c)

Vernon Township Gen. Oblig.       8,900,000                        8,900,181
Board of Ed. BAN 3.5% 12/3/99

Voorhees Township Gen. Oblig.     3,300,000                        3,302,550
BAN 4% 2/8/00

Warren County Gen. Oblig. BAN     2,800,000                        2,800,373
3.17% 4/7/00

West Milford Township Gen.        3,976,000                        3,978,529
Oblig. BAN 3.5% 1/21/00

Woodbridge Township Gen.          6,600,000                        6,620,888
Oblig. BAN 3.9% 7/28/00

                                                                   522,995,687

NEW YORK & NEW JERSEY - 19.0%

Port Auth. New York & New
Jersey:

Participating VRDN:

Series FRRI 3, 4% (Liquidity      10,660,000                       10,660,000
Facility Bank of New York
NA) (a)(b)(c)

Series PT 232, 3.93%              4,200,000                        4,200,000
(Liquidity Facility
Commerzbank AG) (a)(b)(c)

Series SG 52, 3.93%               4,600,000                        4,600,000
(Liquidity Facility Societe
Generale, France) (a)(b)(c)

Series 1991, 3.9519%, VRDN        8,800,000                        8,800,000
(a)(b)(d)

Series 1992, 3.725%, VRDN         6,800,000                        6,800,000
(a)(d)

Series 1995, 3.725%, VRDN         9,400,000                        9,400,000
(a)(b)(d)

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

NEW YORK & NEW JERSEY -
CONTINUED

Port Auth. New York & New
Jersey: - continued

Series 1996 2, 4.05%, VRDN       $ 3,500,000                      $ 3,500,000
(a)(b)

Series 1997 1, 3.725%, VRDN       8,900,000                        8,900,000
(a)(d)

Series 1997 1A, 3.95%, VRDN       2,800,000                        2,800,000
(a)

Series A, 3.45% 1/26/00, CP       5,935,000                        5,935,000
(b)

Port Auth. New York & New
Jersey Spl. Oblig. Rev.
Participating VRDN:

Series FRRI 16, 4% (Liquidity     6,200,000                        6,200,000
Facility Bank of New York
NA) (a)(b)(c)

Series SG 117, 3.93%              20,400,000                       20,400,000
(Liquidity Facility Societe
Generale, France) (a)(b)(c)

Series SG 92, 3.93%               3,200,000                        3,200,000
(Liquidity Facility Societe
Generale, France) (a)(b)(c)

Series SG 94, 3.93%               37,490,000                       37,489,999
(Liquidity Facility Societe
Generale, France) (a)(b)(c)

                                                                   132,884,999

PUERTO RICO - 0.5%

Puerto Rico Commonwealth Hwy.     3,210,000                        3,210,000
& Trans. Auth. Hwy. Rev.
Participating VRDN Series ML
PA 507, 3.71% (Liquidity
Facility Merrill Lynch &
Co., Inc.) (a)(c)

TEXAS - 2.3%

Brazos River Auth. Poll.          2,000,000                        2,000,000
Cont. Rev. (Texas Utils.
Elec. Co. Proj.) Series 1996
B, 4.1% (AMBAC Insured) (BPA
Bank of New York NA), VRDN
(a)(b)

Brazos River Hbr. Navigation      1,600,000                        1,600,000
District of Brazoria County
Rev. (Dow Chemical Co.
Proj.) Series 1997, 3.95%,
VRDN (a)(b)

Gulf Coast Waste Disp. Auth.
Poll. Cont. Rev.  (Amoco Oil
Co. Proj.):

Series 1994, 3.85%, VRDN          6,000,000                        6,000,000
(a)(b)

Series 1995, 3.85%, VRDN          4,200,000                        4,200,000
(a)(b)

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

TEXAS - CONTINUED

Harris County Health             $ 1,000,000                      $ 1,000,000
Facilities Dev. Corp. Rev.
(Saint Luke's Hosp.) Series
B, 3.7%, VRDN (a)

Port Corpus Christi Ind. Dev.     1,400,000                        1,400,000
Corp. Rev. (Citgo Petroleum
Proj.) Series 1996, 3.9%,
LOC Banque Nationale de
Paris, VRDN (a)(b)

                                                                   16,200,000

TOTAL INVESTMENT PORTFOLIO -                                      682,690,686
97.8%
(Cost $682,690,686)

NET OTHER ASSETS - 2.2%                                            15,235,332

NET ASSETS - 100%                                               $ 697,926,018

Total Cost for Income Tax Purposes                              $ 682,690,686

SECURITY TYPE ABBREVIATIONS

BAN - BOND ANTICIPATION NOTE

VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(c) Provides evidence of ownership in one or more underlying municipal bonds.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                      ACQUISITION DATE  COST

New Jersey Hsg. & Mtg. Fin.   8/24/99           $ 3,360,000
Agcy. Rev. Bonds Series PA
117, 3.75%, tender 2/24/00
(Liquidity Facility Merrill
Lynch & Co., Inc.)

Port Auth. New York & New     6/18/91           $ 8,800,000
Jersey Series 1991, 3.9519%,
VRDN

Port Auth. New York & New     2/14/92           $ 6,800,000
Jersey Series 1992, 3.725%,
VRDN

Port Auth. New York & New     9/15/95           $ 9,400,000
Jersey Series 1995, 3.725%,
VRDN

Port Auth. New York & New     9/15/97           $ 8,900,000
Jersey Series 1997 1,
3.725%, VRDN

OTHER INFORMATION

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $37,260,000 and 5.3% of net assets.

INCOME TAX INFORMATION

At November 30, 1999, the fund had a capital loss carryforward of approximately $1,000 all of which will expire on November 30, 2005.

During the fiscal year ended November 30, 1999, 100% of the fund's income dividends was free from federal income tax, and 35.77% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited).

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        NOVEMBER 30, 1999

ASSETS

Investment in securities, at                $ 682,690,686
value - See accompanying
schedule

Cash                                         19,941

Receivable for fund shares                   12,972,640
sold

Interest receivable                          7,000,786

Prepaid expenses                             2,205

 TOTAL ASSETS                                702,686,258

LIABILITIES

Payable for fund shares        $ 4,354,861
redeemed

Distributions payable           33,652

Accrued management fee          217,399

Other payables and accrued      154,328
expenses

 TOTAL LIABILITIES                           4,760,240

NET ASSETS                                  $ 697,926,018

Net Assets consist of:

Paid in capital                             $ 697,926,418

Accumulated net realized gain                (400)
(loss) on investments

NET ASSETS, for 697,926,481                 $ 697,926,018
shares outstanding

NET ASSET VALUE, offering                    $1.00
price and redemption price
per share ($697,926,018
(divided by) 697,926,481
shares)

STATEMENT OF OPERATIONS
                             YEAR ENDED NOVEMBER 30, 1999

INTEREST INCOME                              $ 21,200,919

EXPENSES

Management fee                  $ 2,493,900

Transfer agent fees              1,044,654

Accounting fees and expenses     101,170

Non-interested trustees'         2,091
compensation

Custodian fees and expenses      28,417

Registration fees                54,674

Audit                            23,843

Legal                            33,854

Miscellaneous                    23,797

 Total expenses before           3,806,400
reductions

 Expense reductions              (9,930)      3,796,470

NET INTEREST INCOME                           17,404,449

NET REALIZED GAIN (LOSS) ON                   40,402
INVESTMENTS

NET INCREASE IN NET ASSETS                   $ 17,444,851
RESULTING FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 17,404,449                  $ 15,601,509

 Net realized gain (loss)         40,402                        14,434

 NET INCREASE (DECREASE) IN       17,444,851                    15,615,943
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (17,404,449)                  (15,601,509)
from net interest income

Share transactions at net         2,306,661,152                 1,801,008,658
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  17,049,675                    15,168,608
distributions from net
interest income

 Cost of shares redeemed          (2,216,315,325)               (1,713,362,802)

 NET INCREASE (DECREASE) IN       107,395,502                   102,814,464
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       107,435,904                   102,828,898
IN NET ASSETS

NET ASSETS

 Beginning of period              590,490,114                   487,661,216

 End of period                   $ 697,926,018                 $ 590,490,114


FINANCIAL HIGHLIGHTS

YEARS ENDED NOVEMBER 30,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
of period

Income from Investment            .026       .029       .030       .029       .033
Operations Net interest
income

Less Distributions

From net interest income          (.026)     (.029)     (.030)     (.029)     (.033)

Net asset value, end of period   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN A                    2.68%      2.93%      3.03%      2.93%      3.33%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 697,926  $ 590,490  $ 487,661  $ 423,224  $ 434,709
(000 omitted)

Ratio of expenses to average      .58%       .60%       .61%       .63%       .62%
net assets

Ratio of expenses to average      .58%       .59% B     .61%       .61% B     .62%
net assets after expense
reductions

Ratio of net interest income      2.65%      2.90%      2.98%      2.89%      3.28%
to average net assets


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan New Jersey Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan New Jersey Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund (the money market funds) are funds of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of New Jersey. The following summarizes the significant accounting policies of the income fund and the money market funds:

SECURITY VALUATION.

INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

MONEY MARKET FUNDS. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market funds, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.

EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions and losses deferred due to futures.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the income fund less than 180 days are subject to a short-term trading fee equal to
 .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

WHEN-ISSUED SECURITIES. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities is fixed at the time the transaction is negotiated. Each fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if

2. OPERATING POLICIES - CONTINUED

WHEN-ISSUED SECURITIES - CONTINUED

the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

3. PURCHASES AND SALES OF INVESTMENTS.

INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $74,301,039 and $72,888,541, respectively.

The market value of futures contracts opened and closed during the period amounted to $33,502,901 and $32,843,185, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the investment adviser for Fidelity New Jersey Municipal Money Market Fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .38% of average net asset for Fidelity New Jersey Municipal Money Market Fund.

As the investment advisor for the income fund and Spartan New Jersey Municipal Money Market Fund, FMR receives a fee that is computed daily at an annual rate of.55% and .50% of average net assets for Spartan New Jersey Municipal Income Fund and Spartan New Jersey Municipal Money Market Fund, respectively. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the income fund and Spartan New Jersey Municipal Money Market Fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to Spartan New Jersey Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $4,235.

SUB-ADVISER FEE. As the income fund's and the money market funds' investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

TRANSFER AGENT AND ACCOUNTING FEES. Effective June 21, 1999, Citibank, N.A. (Citibank) replaced UMB Bank, n.a. as the custodian, transfer agent and shareholder servicing agent for Fidelity New Jersey Municipal Money Market Fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. Fidelity New Jersey Municipal Money Market Fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets for Fidelity New Jersey Municipal Money Market Fund.

MONEY MARKET INSURANCE. Pursuant to an Exemptive Order issued by the the SEC, the money market funds, along with other money market funds advised by FMR or its affiliates, have entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, effective January 1, 1999. FIDFUNDS provides limited coverage for certain loss events

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MONEY MARKET INSURANCE -
CONTINUED

including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. Each money market fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. Fidelity New Jersey Municipal Money Market Fund paid premiums of $26,459 to FIDFUNDS, which are being amortized over one year. FMR has borne the cost of Spartan New Jersey Municipal Money Market Fund's premium payable to FIDFUNDS.

5. EXPENSE REDUCTIONS.

Through arrangements with the funds' custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of each fund's expenses. During the period, the income fund's, Spartan New Jersey Municipal Money Market Fund's and Fidelity New Jersey Municipal Money Market Fund's expenses were reduced by $17,340, $6,180 and $9,930, respectively, under these arrangements.

Effective January 1, 2000, FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses, if any) for the income fund above an annual rate of .53% of the fund's average net assets.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Court Street Trust and Fidelity Court
Street Trust II and the Shareholders of Spartan New Jersey Municipal Income Fund, Spartan New Jersey Municipal Money Market Fund and
Fidelity New Jersey Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan New Jersey Municipal Income Fund (a fund of Fidelity Court Street Trust) and Spartan New Jersey Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund (funds of Fidelity Court Street II Trust) at November 30, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of each fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 10, 2000

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on December 15, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

               # OF               % OF
               VOTES CAST         VOTES CAST
RALPH F. COX
Affirmative    3,135,419,311.04   97.006

Withheld       96,777,025.22      2.994

TOTAL          3,232,196,336.26   100.000

PHYLLIS BURKE DAVIS
Affirmative    3,132,582,110.71   96.918

Withheld       99,614,225.55      3.082

TOTAL          3,232,196,336.26   100.000

ROBERT M. GATES
Affirmative    3,135,664,806.55   97.013

Withheld       96,531,529.71      2.987

TOTAL          3,232,196,336.26   100.000

EDWARD C. JOHNSON 3D
Affirmative    3,134,639,545.56   96.982

Withheld       97,556,790.70      3.018

TOTAL          3,232,196,336.26   100.000

DONALD J. KIRK
Affirmative    3,136,284,719.58   97.033

Withheld       95,911,616.68      2.967

TOTAL          3,232,196,336.26   100.000

NED C. LAUTENBACH
Affirmative    3,137,914,510.94   97.083

Withheld       94,281,825.32      2.917

TOTAL          3,232,196,336.26   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST
PETER S. LYNCH
Affirmative    3,138,556,508.13   97.103

Withheld       93,639,828.13      2.897

TOTAL          3,232,196,336.26   100.000

WILLIAM O. MCCOY
Affirmative    3,136,319,971.15   97.034

Withheld       95,876,365.11      2.966

TOTAL          3,232,196,336.26   100.000

GERALD C. MCDONOUGH
Affirmative    3,128,315,051.03   96.786

Withheld       103,881,285.23     3.214

TOTAL          3,232,196,336.26   100.000

MARVIN L. MANN
Affirmative    3,136,894,405.50   97.051

Withheld       95,301,930.76      2.949

TOTAL          3,232,196,336.26   100.000

ROBERT C. POZEN
Affirmative    3,137,057,584.79   97.057

Withheld       95,138,751.47      2.943

TOTAL          3,232,196,336.26   100.000

THOMAS R. WILLIAMS
Affirmative    3,128,882,711.68   96.804

Withheld       103,313,624.58     3.196

TOTAL          3,232,196,336.26   100.000

* DENOTES TRUST-WIDE PROPOSALS AND VOTING
 RESULTS.

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    217,306,891.00   95.194

Against        4,571,863.04     2.002

Abstain        6,400,197.15     2.804

TOTAL          228,278,951.19   100.000

PROPOSAL 3

To adopt an Amended and Restated Declaration of Trust.*

                    # OF               % OF
                    VOTES CAST         VOTES CAST
Affirmative         2,887,949,756.03   90.562

Against             150,461,756.38     4.718

Abstain             150,503,417.13     4.720

TOTAL               3,188,914,929.54   100.000

Broker Non-Votes    43,281,406.72

PROPOSAL 5

To approve an amended management contract, including a management fee structure change for the fund and allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         193,956,345.06   85.729

Against             17,093,218.88    7.556

Abstain             15,192,995.69    6.715

TOTAL               226,242,559.63   100.000

Broker Non-Votes    2,036,391.56

PROPOSAL 10

To eliminate the fundamental 80% investment policy and adopt a comparable non-fundamental policy.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         194,057,220.54   85.774

Against             17,799,298.47    7.867

Abstain             14,386,040.62    6.359

TOTAL               226,242,559.63   100.000

Broker Non-Votes    2,036,391.56

* DENOTES TRUST-WIDE PROPOSALS AND VOTING
 RESULTS.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)

1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER
Fidelity Investments
Money Management, Inc. (FIMM),
Merrimack, NH

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning Jr., Vice President
Boyce I. Greer, Vice President
Dwight D. Churchill, Vice President
Norman U. Lind, Vice President -
INCOME FUND
Scott A. Orr, Vice President -
MONEY MARKET FUNDS
Eric D. Roiter, Secretary
Matthew N. Karstetter, Deputy Treasurer
Richard A. Silver, Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

NJN-ANN-0100  88396
1.539150.102

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Citibank N.A.
New York NY
and
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
Citibank N.A.
New York NY

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


SPARTAN(REGISTERED TRADEMARK)
FLORIDA
MUNICIPAL
FUNDS

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE        3   Ned Johnson on investing
                               strategies.

SPARTAN FLORIDA MUNICIPAL
INCOME FUND

 PERFORMANCE               4   How the fund has done over
                               time.

 FUND TALK                 7   The manager's review of fund
                               performance, strategy and
                               outlook.

 INVESTMENT CHANGES        10  A summary of major shifts in
                               the fund's investments over
                               the past six months.

 INVESTMENTS               11  A complete list of the fund's
                               investments with their
                               market values.

 FINANCIAL STATEMENTS      21  Statements of assets and
                               liabilities, operations, and
                               changes in net assets,  as
                               well as financial highlights.

SPARTAN FLORIDA MUNICIPAL
MONEY MARKET FUND

 PERFORMANCE               25  How the fund has done over
                               time.

 FUND TALK                 27  The manager's review of fund
                               performance, strategy and
                               outlook.

 INVESTMENT CHANGES        29  A summary of major shifts in
                               the fund's investments over
                               the past six months and one
                               year.

 INVESTMENTS               30  A complete list of the fund's
                               investments.

 FINANCIAL STATEMENTS      36  Statements of assets and
                               liabilities, operations, and
                               changes in net assets,  as
                               well as financial highlights.

NOTES                      40  Notes to the financial
                               statements.

REPORT OF INDEPENDENT      44  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS              45

PROXY VOTING RESULTS       46

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

SPARTAN FLORIDA MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SPARTAN FL MUNICIPAL INCOME     -1.65%       44.09%        66.89%

LB Florida Municipal Bond       -1.22%       44.29%        n/a

Florida Municipal Debt Funds    -3.36%       38.40%        n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance over a set period
- in this case, one year, five years or since the fund started on March 16, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Florida Municipal Bond Index - a market value-weighted index of Florida investment-grade municipal bonds with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Florida municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 64 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SPARTAN FL MUNICIPAL INCOME     -1.65%       7.58%         6.87%

LB Florida Municipal Bond       -1.22%       7.61%         n/a

Florida Municipal Debt Funds    -3.36%       6.71%         n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Spartan FL Muni Income      LB Municipal Bond
             00427                       LB015
  1992/03/31      10000.00                    10000.00
  1992/04/30      10172.61                    10089.00
  1992/05/31      10350.03                    10207.75
  1992/06/30      10575.20                    10379.03
  1992/07/31      11028.26                    10690.20
  1992/08/31      10779.40                    10585.97
  1992/09/30      10823.45                    10655.20
  1992/10/31      10580.52                    10550.46
  1992/11/30      10944.39                    10739.42
  1992/12/31      11095.24                    10849.07
  1993/01/31      11245.75                    10975.24
  1993/02/28      11812.46                    11372.22
  1993/03/31      11626.24                    11252.01
  1993/04/30      11765.70                    11365.54
  1993/05/31      11841.80                    11429.42
  1993/06/30      12066.54                    11620.18
  1993/07/31      12101.29                    11635.40
  1993/08/31      12393.62                    11877.65
  1993/09/30      12566.59                    12012.93
  1993/10/31      12600.06                    12036.12
  1993/11/30      12423.65                    11930.08
  1993/12/31      12745.45                    12181.92
  1994/01/31      12914.00                    12321.04
  1994/02/28      12524.91                    12001.93
  1994/03/31      11935.22                    11513.21
  1994/04/30      12024.45                    11610.84
  1994/05/31      12139.04                    11711.51
  1994/06/30      12056.43                    11639.95
  1994/07/31      12310.26                    11853.31
  1994/08/31      12320.58                    11894.32
  1994/09/30      12130.96                    11719.71
  1994/10/31      11814.13                    11511.57
  1994/11/30      11530.36                    11303.44
  1994/12/31      11886.42                    11552.23
  1995/01/31      12279.67                    11882.39
  1995/02/28      12704.70                    12227.93
  1995/03/31      12848.58                    12368.43
  1995/04/30      12858.11                    12383.03
  1995/05/31      13293.09                    12778.17
  1995/06/30      13130.49                    12667.00
  1995/07/31      13237.10                    12787.08
  1995/08/31      13405.68                    12949.22
  1995/09/30      13499.13                    13031.19
  1995/10/31      13706.26                    13220.67
  1995/11/30      13961.59                    13440.00
  1995/12/31      14100.58                    13569.15
  1996/01/31      14182.96                    13671.60
  1996/02/29      14061.09                    13579.32
  1996/03/31      13892.16                    13405.77
  1996/04/30      13847.66                    13367.84
  1996/05/31      13843.25                    13362.49
  1996/06/30      14002.86                    13508.01
  1996/07/31      14127.09                    13630.93
  1996/08/31      14122.39                    13627.66
  1996/09/30      14310.34                    13818.45
  1996/10/31      14461.71                    13974.73
  1996/11/30      14742.11                    14230.47
  1996/12/31      14658.38                    14170.70
  1997/01/31      14692.85                    14197.48
  1997/02/28      14827.51                    14327.82
  1997/03/31      14596.62                    14136.83
  1997/04/30      14723.54                    14255.15
  1997/05/31      14946.39                    14469.55
  1997/06/30      15099.85                    14623.65
  1997/07/31      15539.17                    15028.73
  1997/08/31      15369.96                    14887.91
  1997/09/30      15538.41                    15064.63
  1997/10/31      15627.27                    15161.49
  1997/11/30      15728.03                    15250.64
  1997/12/31      15941.23                    15473.15
  1998/01/31      16156.40                    15632.83
  1998/02/28      16143.45                    15637.52
  1998/03/31      16136.19                    15651.28
  1998/04/30      16043.28                    15580.69
  1998/05/31      16289.98                    15827.34
  1998/06/30      16323.37                    15889.70
  1998/07/31      16400.59                    15929.58
  1998/08/31      16649.55                    16175.69
  1998/09/30      16825.46                    16377.24
  1998/10/31      16816.46                    16376.91
  1998/11/30      16892.27                    16434.40
  1998/12/31      16941.91                    16475.81
  1999/01/31      17137.87                    16671.71
  1999/02/28      17033.65                    16598.85
  1999/03/31      17039.19                    16621.93
  1999/04/30      17071.64                    16663.31
  1999/05/31      16928.43                    16566.83
  1999/06/30      16648.50                    16328.27
  1999/07/31      16714.54                    16387.71
  1999/08/31      16614.69                    16256.60
  1999/09/30      16633.23                    16263.27
  1999/10/31      16458.17                    16086.98
  1999/11/30      16614.02                    16258.14
IMATRL PRASUN   SHR__CHT 19991130 19991213 143650 R00000000000095

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Florida Municipal Income Fund on March 31, 1992, shortly after the fund started. As the chart shows, by November 30, 1999, the value of the investment would have grown to $16,614 - a 66.14% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $16,258 - a 62.58% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices,
for example, generally move
in the opposite direction of
interest rates. In turn, the share
price, return and yield of a
fund that invests in bonds will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                    YEARS ENDED NOVEMBER 30,

                    1999                      1998   1997   1996   1995

Dividend returns    4.39%                     4.77%  5.00%  5.10%  6.31%

Capital returns     -6.04%                    2.63%  1.69%  0.49%  14.78%

Total returns       -1.65%                    7.40%  6.69%  5.59%  21.09%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED NOVEMBER 30,  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
1999

Dividends per share         4.25(cents)   25.92(cents)   51.54(cents)

Annualized dividend rate    4.74%         4.69%          4.57%

30-day annualized yield     4.68%         -              -

30-day annualized           7.31%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.90 over the past one month, $11.02 over the past six months and $11.28 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield if you're in the 36% 1999 federal income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

SPARTAN FLORIDA MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Although November saw the Federal
Reserve Board levy its third 0.25%
interest rate hike of 1999, the
municipal bond market responded
with its best single-month
performance since January. This
improvement in investor sentiment -
perhaps anticipating that the Fed's
latest rate hike would be its last for
a while - was a key contributor to
the market's improved outlook.
However, for the 12-month period
ending November 30, 1999, munis
overall dwelled in negative territory,
as the Lehman Brothers Municipal
Bond Index - an index of
approximately 50,000
investment-grade, fixed-rate,
tax-exempt bonds - declined
1.07%. A big story throughout the
year was supply, or lack thereof.
Municipal issuance fell 16.9%
through the first three quarters of
1999 compared to the same period
in 1998. Unfortunately, demand
also was tepid as the strong U.S.
economy continued to sway
investors toward higher-yielding -
and higher-risk - alternatives. Late in
the period, though, as the Fed
sought to cool down the economy
and municipal yields became more
attractive, demand showed signs of
improving. In comparison to other
bonds, munis had mixed results.
Municipal performance soundly
trounced Treasuries, as the Lehman
Brothers Long-Term Government
Bond Index fell 7.52% during the
period. Meanwhile, the Lehman
Brothers Aggregate Bond Index - a
broad measure of the taxable
bond market - posted a
marginally negative return of
-0.04%.

(photograph of Christine Thompson)

An interview with Christine Thompson, Portfolio Manager of Spartan Florida Municipal Income Fund

Q. HOW DID THE FUND PERFORM, CHRISTINE?

A. Although it was a disappointing period for municipal bonds, the fund performed better than the average fund of its type. For the 12-month period that ended November 30, 1999, the fund had a total return of -1.65%. To get a sense of how the fund did relative to its competitors, the Florida municipal debt funds average returned -3.36% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Florida Municipal Bond Index - which tracks the types of securities in which the fund invests - returned -1.22%.

Q. WHAT HELPED THE FUND BEAT ITS PEERS?

A. The fund's outperformance of its peers was due in part to the way in which duration - a measure of a fund's interest-rate sensitivity - was managed. Rather than speculate on the short-term movements of interest rates, I managed the fund's duration to be in line with the municipal market as a whole, as reflected by the Lehman Brothers Florida Municipal Bond Index. While interest-rate timing strategies often are the main contributors to performance over the short term, they are unlikely to be successful over longer periods of time and can swamp other value-added strategies. In keeping with Fidelity's investment approach, I pursue strategies that have proven to have a higher probability of success than interest-rate timing. Other funds in the peer group do actively manage duration, and those that had increased their interest-rate sensitivity suffered when interest rates rose.

Q. WHICH BOND MATURITIES DID YOU FAVOR?

A. Throughout much of the past year, I emphasized intermediate-maturity bonds - those set to mature within five to 15 years - a strategy that ultimately worked in the fund's favor. Initially, intermediates suffered due to reduced demand and increased supply at the hands of relatively heavy selling from institutional investors. In contrast, shorter- and longer-term bonds held up fairly well thanks to more or less constant demand for them. Based on Fidelity's quantitative research models, I felt that intermediates continued to offer the most attractive value for their given interest-rate sensitivity and their total return potential. The fund's focus on this maturity range worked in its favor during the past several months because institutional investors came back into the market with purchases of intermediate securities.

Q. THE FUND ALSO HAD A RELATIVELY LARGE EXPOSURE TO "PREMIUM" BONDS. WHAT ARE PREMIUMS AND WHAT MADE THEM ATTRACTIVE?

A. Premium coupon bonds pay interest rates above face - or par - value. One appealing aspect of premiums was that they were somewhat insulated from unfavorable tax treatment that negatively affected the prices of lower coupon, or "discounts," as rates rose. Although the fund owned less than many of its peers, the fund did own a few long-maturity, discount bonds, which were disappointing during the year. Overall, the fund's focus on premium coupon bonds proved to be a successful strategy.

Q. WHERE ELSE DID YOU FIND OPPORTUNITIES DURING THE PERIOD?

A. Transportation bonds made up 19.2% of the fund's net assets at the end of the period. The strength of Florida's tourism and trade sectors have helped benefit the state's airports. A number of airports have expansion plans, which are funded with borrowings through municipal debt. That provided opportunities to initiate positions in bonds issued by various airport authorities at attractive levels.

Q. WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

A. At the end of the period, municipals were priced cheaply compared to their Treasury counterparts. To the extent that investors realize and act on that relative cheapness, municipals could gain ground on Treasuries. Of course, the major determinant of the bond market's performance will, as always, be the direction of interest rates. But instead of spending time trying to forecast interest-rate movements, I'll look for attractively priced bonds that I believe will outperform, no matter where interest rates end up. From a credit quality perspective, Florida is in pretty good shape, characterized by robust economic growth. Although that growth may slow in the months to come, I expect the state to outpace the nation as a whole.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: high current income
exempt from federal income tax
and the Florida intangible tax

FUND NUMBER: 427

TRADING SYMBOL: FFLIX

START DATE: March 16, 1992

SIZE: as of November 30,
1999, more than $420
million

MANAGER: Christine Thompson,
since 1998; manager,
various Fidelity and Spartan
municipal income funds;
joined Fidelity in 1985

CHRISTINE THOMPSON ON
MUNICIPAL BOND DEMAND:

"The demand for municipals can
vary a great deal in response to the
behavior of various market
participants. Corporations,
individual investors and trust
accounts tend to favor short-term
securities, which are less
interest-rate sensitive and,
therefore, tend to be less volatile
than the overall municipal
market. Individual investors,
along with mutual funds and
insurance companies - which
invest the insurance premiums
they collect in bonds - are the
primary purchasers of
intermediate-maturity bonds.
Higher-yielding, longer-term
securities, which tend to be the most
volatile, generally are the domain
of long-maturity mutual funds,
hedge funds and other investors
known as `arbitrageurs,' who seek to
exploit small differences between
various fixed-income investments.
At different points in time, a given
municipal bond maturity range
may look cheap or expensive as
different categories of investors
embrace them or step aside. With
the help of Fidelity's research
team, I try to take advantage of the
anomalies that can occur by
investing in bond maturities that
look cheap due to weak demand
and selling those that have
performed well in response to
strong demand."

SPARTAN FLORIDA MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF
NOVEMBER 30, 1999

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                      MONTHS AGO

Transportation                 19.2                    21.8

Health Care                    15.0                    13.9

Electric Utilities             13.4                    15.6

Special Tax                    12.7                    11.1

Water & Sewer                  9.9                     9.6

AVERAGE YEARS TO MATURITY AS
OF NOVEMBER 30, 1999

                                                       6 MONTHS AGO

Years                          12.0                    11.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF NOVEMBER 30,
1999

                                    6 MONTHS AGO

Years                         6.7   6.4

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION
(MOODY'S RATINGS)

AS OF NOVEMBER 30, 1999

Aaa           65.5%
Aa, A         18.5%
Baa            9.8%
Not Rated      3.7%
Short-term
investments    2.5%

Row: 1, Col: 1, Value: 65.5
Row: 1, Col: 2, Value: 18.5
Row: 1, Col: 3, Value: 9.800000000000001
Row: 1, Col: 4, Value: 3.7
Row: 1, Col: 5, Value: 2.5
Row: 1, Col: 6, Value: 0.0

AS OF MAY 31, 1999

Aaa          64.1%
Aa, A        18.6%
Baa           9.8%
Not Rated     3.6%
Short-term
investments   3.9%

Row: 1, Col: 1, Value: 64.09999999999999
Row: 1, Col: 2, Value: 18.6
Row: 1, Col: 3, Value: 9.800000000000001
Row: 1, Col: 4, Value: 3.6
Row: 1, Col: 5, Value: 3.9
Row: 1, Col: 6, Value: 0.0

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

SPARTAN FLORIDA MUNICIPAL INCOME FUND

INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



MUNICIPAL BONDS - 98.3%

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FLORIDA - 98.3%

Alachua County Health
Facilities Auth. Health
Facilities Rev. Rfdg.
(Avmed/Santa Fe Health Sys.
Proj.):

6% 11/15/09 (Escrowed to          Baa1      $ 2,595,000                     $ 2,691,612
Maturity) (c)

6.05% 11/15/16 (Escrowed to       Baa1       6,230,000                       6,413,411
Maturity) (c)

Broward County Arpt. Sys.
Rev. Series H1:

4.5% 10/1/03 (AMBAC Insured)      Aaa        3,425,000                       3,406,985
(b)

4.5% 10/1/04 (AMBAC Insured)      Aaa        3,280,000                       3,251,858
(b)

Broward County Hsg. Fin.          Aaa        1,225,000                       1,251,877
Auth. Single Family Mtg.
Rev. (GNMA Collateralized)
6.65% 8/1/21 (b)

Broward County Resource           A3         10,240,000                      10,572,794
Recovery Rev. (SES Broward
Co. LP South Proj.) 7.95%
12/1/08

Broward County Spl. Oblig.        Aaa        1,000,000                       1,022,570
Rfdg. 5.5% 1/1/02 (AMBAC
Insured)

Dade County Aviation Rev.:

Rfdg.:

(Miami Int'l. Arpt. Proj.)        Aaa        1,800,000                       1,865,376
Series A: 5.75% 10/1/03 (FSA
Insured) (b)

6% 10/1/08 (FSA Insured) (b)      Aaa        4,175,000                       4,415,605

Series B, 6.3% 10/1/05 (AMBAC     Aaa        1,200,000                       1,294,020
Insured)

Series C, 5.5% 10/1/11 (MBIA      Aaa        5,200,000                       5,291,364
Insured)

Series D, 5.75% 10/1/09           Aaa        2,125,000                       2,196,549
(AMBAC Insured) (b)

Series Y, 5.3% 10/1/05            Aa3        3,460,000                       3,561,966

(Miami Int'l. Arpt. Proj.)        Aaa        3,300,000                       3,175,755
Series B, 5% 10/1/11 (FSA
Insured) (b)

Dade County Gen. Oblig.           Aaa        1,820,000                       2,144,269
Series DD, 7.7% 10/1/07
(AMBAC Insured)

Dade County Guaranteed
Entitlement Rev.:

(Cap. Appreciation) 0% 8/1/18     Aaa        14,835,000                      4,420,682
(AMBAC Insured)
(Pre-Refunded to 2/1/06 @
40.446) (c)

Rfdg. (Cap. Appreciation)         Aaa        1,810,000                       1,642,304
Series B, 0% 2/1/02 (MBIA
Insured)

Dade County Resource Recovery     Aaa        5,000,000                       5,087,850
Facilities Rev. Rfdg. 5.5%
10/1/09 (AMBAC Insured) (b)

Dade County School Board          Aaa        1,000,000                       1,047,260
Ctfs. of Prtn. Series A,
5.5% 5/1/25 (AMBAC Insured)
(Pre-Refunded to 5/1/06 @
101) (c)

Dade County Seaport Rev. Rfdg.:

Series 1995, 5.75% 10/1/15        Aaa        5,100,000                       5,141,106
(MBIA Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FLORIDA - CONTINUED

Dade County Seaport Rev.
Rfdg.: - continued

Series 1995, 6.2% 10/1/09         Aaa       $ 1,845,000                     $ 2,003,836
(MBIA Insured)

Dade County Spl. Oblig.:

Rfdg. (Cap. Appreciation)
Series B:

0% 10/1/03 (AMBAC Insured)        Aaa        4,160,000                       3,484,915

0% 10/1/04 (AMBAC Insured)        Aaa        5,045,000                       4,008,656

0% 10/1/16 (Pre-Refunded to       Aaa        4,300,000                       1,720,903
10/1/08 @ 63.0732)(AMBAC
Insured)(c)

Dade County Wtr. & Swr. Sys.
Rev.:

5.25% 10/1/21 (FGIC Insured)      Aaa        2,970,000                       2,737,627

6.25% 10/1/10 (FGIC Insured)      Aaa        1,000,000                       1,093,440

Dunedin Hosp. Rev. Rfdg.          Aaa        1,400,000                       1,429,036
(Mease Health Care Proj.)
5.25% 11/15/06 (MBIA Insured)

Dunedin Util. Sys. Rev. Rfdg.     Aaa        1,360,000                       1,486,942
6.25% 10/1/11 (FGIC Insured)

Duval County Hsg. Fin. Auth.      Aaa        390,000                         404,910
Single Family Mtg. Rev.
Series C, 7.7% 9/1/24 (FGIC
Insured)

Duval County School District      Aaa        5,000,000                       5,264,000
Rfdg. 6.3% 8/1/06 (AMBAC
Insured)

Escambia County Health
Facilities Auth. Health
Facilities Rev. Rfdg.:

(Baptist Hosp. & Baptist
Manor Proj.):

6.75% 10/1/14                     BBB+       570,000                         603,698

6.75% 10/1/14 (Pre-Refunded       BBB+       2,555,000                       2,770,744
to 10/1/03 @ 102) (c)

(Baptist Hosp., Inc. Proj.)       BBB+       2,825,000                       2,748,217
Series B,  6% 10/1/14

Escambia County Sales Tax         Aaa        2,000,000                       2,057,940
Rev. Rfdg. 5.55% 1/1/07
(FGIC Insured)

Escambia County Utils.            Aaa        1,500,000                       1,601,175
Auth.Util. Sys. Rev. Series
B, 6.25% 1/1/15 (FGIC
Insured)

Florida Board of Ed. Cap.
Outlay:

(Pub. Ed. Proj.):

Series 1994 C, 5.4% 6/1/06        Aa2        1,500,000                       1,550,370

Series B, 5.625% 6/1/08           Aa2        2,000,000                       2,070,580

Series E, 5.25% 6/1/23            Aa2        1,750,000                       1,612,538

Series F, 5.5% 6/1/17             Aa2        3,000,000                       2,920,650

Rfdg. (Pub. Ed. Proj.) Series     Aa2        2,100,000                       2,035,530
D,  5.75% 6/1/22 (e)

Series B, 5% 6/1/13               Aa2        2,975,000                       2,836,335

Series C, 5.75% 6/1/29 (FGIC      Aaa        2,000,000                       1,961,280
Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FLORIDA - CONTINUED

Florida Dept. of Trans.           Aa2       $ 3,810,000                     $ 3,928,605
(Right of Way Trans. Proj.)
Series B, 5.5% 7/1/09

Florida Div. Board Fin. Dept.
Gen. Svcs. Revs.:

(Dept. of Envir. Protection
Preservation 2000 Proj.)
Series A:

5.25% 7/1/10 (MBIA Insured)       Aaa        5,000,000                       5,040,200

5.7% 7/1/09 (AMBAC Insured)       Aaa        3,000,000                       3,088,860

5.75% 7/1/08 (AMBAC Insured)      Aaa        2,700,000                       2,844,072

5.75% 7/1/11 (AMBAC Insured)      Aaa        3,000,000                       3,105,630

Rfdg. (Dept. of Envir.
Protection  Preservation
2000 Proj.):

Series A, 5.5% 7/1/09 (FSA        Aaa        2,100,000                       2,166,738
Insured)

Series B, 5.75% 7/1/07 (AMBAC     Aaa        1,000,000                       1,053,910
Insured)

Florida Hsg. Fin. Agcy.
Multi-family Hsg. Rev. Rfdg.
(Single Family Mtg. Proj.):

Series A:

6.35% 7/1/14                      Aaa        1,070,000                       1,093,786

6.55% 7/1/14 (b)                  Aaa        1,405,000                       1,447,066

Series B, 6.55% 7/1/17 (b)        Aaa        1,070,000                       1,095,937

Florida Mid-Bay Bridge Auth.
Rev. Series A:

6.875% 10/1/22 (Escrowed to       -          3,000,000                       3,397,080
Maturity) (c)

7.5% 10/1/17                      -          1,700,000                       1,827,568

Florida Muni. Pwr. Agcy. Rev.
Rfdg. (Stanton II Proj.):

4.5% 10/1/16 (AMBAC Insured)      Aaa        4,400,000                       3,763,584

4.5% 10/1/27 (AMBAC Insured)      Aaa        7,000,000                       5,554,640

Florida Tpk. Auth. Tpk. Rev.:

(Dept. of Trans. Proj.)           Aaa        1,500,000                       1,498,050
Series A, 5.5% 7/1/14 (FGIC
Insured)

Rfdg. Series A, 5.25% 7/1/09      Aaa        6,740,000                       6,833,551
(FGIC Insured)

Gainesville Utils. Sys. Rev.:

Rfdg.:

Series A, 5.2% 10/1/22            Aa3        3,000,000                       2,744,970

Series B, 5.5% 10/1/13            Aa3        1,500,000                       1,509,135

Series B, 6.5% 10/1/10            Aa3        1,600,000                       1,786,704

Greater Orlando Aviation
Auth. Orlando Arpt.
Facilities Rev.:

Series A, 6.5% 10/1/05 (FGIC      Aaa        3,550,000                       3,767,651
Insured) (b)

5.25% 10/1/23 (FGIC Insured)      Aaa        3,000,000                       2,719,710
(b)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FLORIDA - CONTINUED

Hillsborough County Aviation      Aaa       $ 6,130,000                     $ 6,193,568
Auth. Rev. Rfdg. (Tampa
Intl. Arpt. Proj.) Series A,
5% 10/1/01 (AMBAC Insured)
(b)

Hillsborough County Cap.          Aaa        1,000,000                       1,068,160
Impt. Prog. Rev. Rfdg. 6%
8/1/06 (FGIC Insured)

Hillsborough County Gen.          Aaa        2,080,000                       2,162,763
Oblig. Rfdg. (Envir.
Sensitive Lands Acquisition
& Protection Proj.) 6%
7/1/02 (AMBAC Insured)

Hillsborough County Ind. Dev.     Baa1       5,000,000                       4,475,300
Auth. Ind.  Dev. Rev. (Univ.
Cmnty. Hosp. Proj.)  5.625%
8/15/19

Hillsborough County Port
District Spl. Refing. Rev.
Rfdg. (Tampa Port Auth.
Proj.):

6.5% 6/1/03 (FSA Insured) (b)     Aaa        2,000,000                       2,118,060

6.5% 6/1/05 (FSA Insured) (b)     Aaa        2,000,000                       2,158,000

Hillsborough County School        Aaa        4,370,000                       4,381,755
Board Ctfs. of Ptrn. Rfdg.
(Master Lease Prog. Proj.)
Series A, 5.5% 7/1/14 (MBIA
Insured)

Hillsborough County Util.
Rev. Rfdg. (Cap.
Appreciation) Series A:

0% 8/1/05 (MBIA Insured)          Aaa        6,500,000                       4,952,935

0% 8/1/06 (MBIA Insured)          Aaa        5,000,000                       3,608,500

0% 8/1/07 (MBIA Insured)          Aaa        7,000,000                       4,775,470

Indian River County Wtr. &        Aaa        2,000,000                       2,049,560
Swr. Rev. Rfdg. Series A,
5.5% 9/1/11 (FGIC Insured)

Jacksonville Elec. Auth. Rev.:

(Second Installment Proj.)        Aaa        1,355,000                       1,354,743
5.25% 7/1/01 (Escrowed to
Maturity) (c)

Rfdg. (Saint John River Proj.):

Series 10 Issue 2, 6.5%           Aa2        1,500,000                       1,605,375
10/1/03

Series 16 Issue 2, 5.375%         Aa2        4,000,000                       3,997,200
10/1/13

Jacksonville Excise Tax Rev.:

Rfdg. 6.25% 10/1/05 (AMBAC        Aaa        1,000,000                       1,057,510
Insured)

Rfdg. & Impt. Series B:

5.5% 10/1/10 (FGIC Insured)       Aaa        2,540,000                       2,588,565
(b)

5.5% 10/1/11 (FGIC Insured)       Aaa        2,730,000                       2,764,180
(b)

Series B, 5.6% 10/1/08 (FGIC      Aaa        2,300,000                       2,353,567
Insured) (b)

Jacksonville Health
Facilities Auth. Hosp. Rev.
(Charity Obligated Group
Proj.) Series A:

5.25% 8/15/08 (MBIA Insured)      Aaa        3,720,000                       3,777,400

5.5% 8/15/05 (MBIA Insured)       Aaa        1,600,000                       1,659,616

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FLORIDA - CONTINUED

Jacksonville Health
Facilities Auth. Ind. Dev.
Rev.:

(Cypress Village Proj./Nat'l.     Baa2      $ 2,740,000                     $ 2,994,683
Benevolent Assoc. Proj.) 8%
12/1/24

Rfdg. (Cypress Village
Proj./Nat'l. Benevolent
Assoc. Proj.):

6.25% 12/1/23                     Baa2       2,710,000                       2,583,741

7% 12/1/14                        Baa1       1,000,000                       1,052,790

7% 12/1/22                        Baa1       2,000,000                       2,097,120

Jacksonville Ind. Dev. Rev.       -          1,250,000                       1,294,675
Rfdg.  (Cargill, Inc. Proj.)
6.4% 3/1/11 (g)

Jacksonville Port Auth. Arpt.     Aaa        2,550,000                       2,569,712
Rev. Rfdg.  5% 10/1/05 (FGIC
Insured) (b)

Jacksonville Sales Tax Rev.       Aaa        1,900,000                       1,915,656
(River City Rennaissance
Proj.) 5.65% 10/1/14  (FGIC
Insured)

Lakeland Elec. & Wtr. Rev.:

(Cap. Appreciation) 0%            Aaa        2,840,000                       1,703,318
10/1/09 (FGIC Insured)
(Escrowed to Maturity) (c)

6.3% 10/1/02 (FSA Insured)        Aaa        5,180,000                       5,442,833

6.55% 10/1/07 (FSA Insured)       Aaa        1,095,000                       1,212,088

Lee County Ind. Dev. Auth.
Health Care Facilities Rev.
Rfdg. (Shell Point Village
Proj.) Series A:

5.25% 11/15/07                    BBB-       1,250,000                       1,191,275

5.5% 11/15/09                     BBB-       800,000                         764,856

5.5% 11/15/29                     BBB-       6,250,000                       5,125,500

Leesburg Hosp. Rev. Rfdg.
(Leesburg Reg'l. Med. Ctr.
Proj.):

Series A, 5.6% 7/1/08             A3         5,000,000                       4,966,650

Series B, 5.625% 7/1/13           A3         2,795,000                       2,674,927

Leon County Cap. Impt. Rev.
Rfdg. Series B:

5.25% 10/1/08 (AMBAC Insured)     Aaa        2,115,000                       2,148,057

5.25% 10/1/09 (AMBAC Insured)     Aaa        2,225,000                       2,259,643

5.25% 10/1/11 (AMBAC Insured)     Aaa        2,465,000                       2,476,857

Leon County Gen. Oblig. Rev.      Aaa        1,000,000                       1,039,940
Rfdg. 5.5% 10/1/07 (MBIA
Insured)

Melbourne Arpt. Rev. Rfdg.:

6.25% 10/1/00 (MBIA Insured)      Aaa        230,000                         234,119
(b)

6.25% 10/1/01 (MBIA Insured)      Aaa        240,000                         247,910
(b)

6.25% 10/1/02 (MBIA Insured)      Aaa        260,000                         272,147
(b)

6.25% 10/1/03 (MBIA Insured)      Aaa        270,000                         284,969
(b)

6.5% 10/1/04 (MBIA Insured)       Aaa        290,000                         311,669
(b)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FLORIDA - CONTINUED

Melbourne Arpt. Rev. Rfdg.: -
continued

6.5% 10/1/05 (MBIA Insured)       Aaa       $ 310,000                       $ 336,595
(b)

6.5% 10/1/06 (MBIA Insured)       Aaa        325,000                         354,039
(b)

6.75% 10/1/07 (MBIA Insured)      Aaa        350,000                         388,329
(b)

6.75% 10/1/08 (MBIA Insured)      Aaa        375,000                         419,171
(b)

6.75% 10/1/09 (MBIA Insured)      Aaa        400,000                         447,028
(b)

6.75% 10/1/10 (MBIA Insured)      Aaa        425,000                         476,574
(b)

Miami Beach Health Facilities     BBB        4,400,000                       3,535,180
Auth. Hosp. Rev. (Mount
Sinai Med. Ctr. of Florida
Proj.) 5.375% 11/15/28

Miami Dade County Aviation
Rev.:

Rfdg. Series A, 5% 10/1/05        Aaa        2,550,000                       2,563,286
(FGIC Insured) (b)

Series C, 5.25% 10/1/12 (MBIA     Aaa        5,185,000                       5,064,604
Insured) (b)

Miami-Dade County Edl.            Aaa        6,020,000                       5,886,657
Facilities Auth. Rev. Series
A, 5.75% 4/1/29 (AMBAC
Insured)

Naples Hosp. Rev. Rfdg.           Aaa        1,500,000                       1,511,550
(Naples Cmnty. Hosp., Inc.
Proj.) 5.1% 10/1/07 (MBIA
Insured)

North Miami Edl. Facilities       -          6,605,000                       6,516,691
Rev. (Johnson & Wales Univ.
Proj.) Series A, 6.125%
4/1/20

Orange County Health
Facilities Auth. Rev.:

(Orlando Reg'l. Health Care       Aaa        2,500,000                       2,648,175
Proj.) Series A, 6.25%
10/1/18 (MBIA Insured)

Rfdg.:

(Adventist Health Sys. Proj.)     Aaa        2,000,000                       2,103,220
5.75% 11/15/05 (AMBAC
Insured)

(Orlando Reg'l Health Care        Aaa        4,200,000                       4,385,220
Sys. Proj.) Series 1999 D,
5.75% 10/1/11 (MBIA Insured)

Orange County Hsg. Fin. Auth.     AAA        1,320,000                       1,352,221
Single Family Mtg. Rev.
(Mtg. Backed Securities
Prog.) 6.4% 10/1/14 (b)

Orange County Tourist Dev.        Aaa        1,795,000                       1,905,698
Tax Rev. Rfdg. Series A,
5.85% 10/1/08 (MBIA Insured)

Orlando & Orange County           Aaa        2,200,000                       2,215,642
Expressway Auth. Rev. 5.097%
7/1/04 (FGIC Insured)

Orlando Util. Commission Wtr.
& Elec. Rev.:

Rfdg.:

Sub-Series A, 5% 10/1/20          Aa2        5,745,000                       5,134,709

Sub-Series D, 6.75% 10/1/17       Aa2        7,250,000                       8,066,423

6% 10/1/10                        Aa1        2,505,000                       2,693,952

5.538% 10/31/13                   Aa2        9,400,000                       9,416,638

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FLORIDA - CONTINUED

Palm Beach County Health          A-        $ 2,930,000                     $ 2,704,302
Facilities Auth. Rev.
(Retirement Cmnty.-Adult
Communities Total Svc., Inc.
Proj.) 5.625% 11/15/20

Pasco County Solid Waste
Disp. & Resource Recovery
Sys. Rev. Rfdg.:

5.75% 4/1/04 (AMBAC Insured)      Aaa        3,380,000                       3,510,367
(b)

6% 4/1/08 (AMBAC Insured) (b)     Aaa        2,400,000                       2,540,208

6% 4/1/10 (AMBAC Insured) (b)     Aaa        5,770,000                       6,103,910

6% 4/1/11 (AMBAC Insured) (b)     Aaa        5,000,000                       5,284,200

Pensacola Arpt. Rev. Rfdg.        Aaa        1,500,000                       1,552,650
Series A, 6.125% 10/1/18
(MBIA Insured) (b)

Plantation Health Facilities      -          2,500,000                       2,775,725
Auth. Rev. (Covenant
Retirement Communities, Inc.
Proj.) 7.75% 12/1/22
(Pre-Refunded to 12/1/02 @
102) (c)

Polk County Ind. Dev. Auth.       Aaa        1,425,000                       1,502,435
Ind. Dev. Rev. (Winter Haven
Hosp. Proj.) Series 2, 6.25%
9/1/15 (MBIA Insured)

Port of Saint Lucie Util.
Rev.  Rfdg. & Impt. Series A:

5% 9/1/17 (MBIA Insured)          Aaa        8,000,000                       7,269,360

5.125% 9/1/27 (MBIA Insured)      Aaa        4,750,000                       4,243,983

Sarasota County Util. Sys.        Aaa        1,830,000                       1,950,506
Rev. Rfdg. Series A, 6%
10/1/05 (FGIC Insured)

South Miami Health Facilities     Aaa        1,980,000                       2,050,171
Auth. Hosp. Rev. Rfdg.
(Baptist Health Sys. Oblig.
Group Proj.) 5.5% 10/1/05
(MBIA Insured)

Sumter County School District     Aaa        1,000,000                       1,175,670
Rev. (Multi-District Ln.
Prog. Proj.) 7.15% 11/1/15
(FSA Insured)

Sunrise Util. Sys. Rev. (Cap.
Appreciation) Series A:

0% 10/1/00 (AMBAC Insured)        Aaa        1,070,000                       1,035,321

0% 10/1/01 (AMBAC Insured)        Aaa        1,225,000                       1,131,729

0% 10/1/02 (AMBAC Insured)        Aaa        1,000,000                       881,760

Sunshine State Govt. Fing.        Aaa        1,000,000                       1,040,600
Commission Rev. Series A,
5.5% 10/1/05 (FGIC Insured)

Tampa Bay Wtr. Util. Sys.         Aaa        2,000,000                       2,038,060
Rev. 6% 10/1/24 (FGIC
Insured)

Tampa Gen. Oblig.:

(Allegany Health Sys. - Saint
Joseph Proj.):

6.7% 12/1/07 (MBIA Insured)       Aaa        2,535,000                       2,701,195
(Pre-Refunded to 12/1/01 @
102) (c)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (F)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FLORIDA - CONTINUED

Tampa Gen. Oblig.: - continued

(Allegany Health Sys. - Saint     Aaa       $ 150,000                       $ 159,977
Joseph Proj.) 6.75% 12/1/17
(MBIA Insured) (Pre-Refunded
to 12/1/01 @ 102) (c)

(Catholic Health East Proj.)
Series A1:

4.7% 11/15/10 (MBIA Insured)      Aaa        1,500,000                       1,436,070

5% 11/15/09 (MBIA Insured)        Aaa        1,000,000                       992,530

5.5% 11/15/08 (MBIA Insured)      Aaa        1,000,000                       1,037,370

5.5% 11/15/14 (MBIA Insured)      Aaa        1,000,000                       999,730

Tampa Sports Auth. (Stadium       Aaa        2,235,000                       2,362,015
Proj.) 6% 1/1/05 (MBIA
Insured)

Volusia County Edl.               Baa2       2,500,000                       2,504,275
Facilities Auth. Rev. (Embry
Riddle Aeronaut Univ. Proj.)
Series A, 6.125% 10/15/16

TOTAL MUNICIPAL BONDS                                                        412,939,065
(Cost $413,779,324)


MUNICIPAL NOTES - 2.5%



FLORIDA - 2.5%

Collier County Health          1,300,000                  1,300,000
Facilities Auth. Hosp. Rev.
(Cleveland Clinic Health
Sys.) Series 1999, 3.7%
(Liquidity Facility Bank One
NA, Michigan), VRDN (a)

Manatee County Poll. Cont.     1,500,000                  1,500,000
Rev. Rfdg. (Florida Pwr. &
Lt. Co. Proj.) Series 1994,
3.7%, VRDN (a)

Saint Lucie County Poll.       1,900,000                  1,900,000
Cont. Rev. Rfdg. (Florida
Pwr. & Lt. Co. Proj.) 3.7%,
VRDN (a)

Tampa Sports Auth.             5,700,000                  5,700,000
Participating VRDN Series
SGA 61, 3.8% (Liquidity
Facility Societe Generale,
France) (a)(d)

TOTAL MUNICIPAL NOTES                                    10,400,000
(Cost $10,400,000)

TOTAL INVESTMENT PORTFOLIO -                            423,339,065
100.8%
(Cost $424,179,324)

NET OTHER ASSETS - (0.8)%                                (3,302,212)

NET ASSETS - 100%                                      $ 420,036,853

SECURITY TYPE ABBREVIATION

VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(c) Security collateralized by an amount sufficient to pay interest and principal.

(d) Provides evidence of ownership in one or more underlying municipal bonds.

(e) Security purchased on a delayed delivery or when-issued basis.

(f) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                     ACQUISITION DATE  ACQUISITION COST

Jacksonville Ind. Dev. Rev.  7/9/92            $ 1,250,000
Rfdg. (Cargill, Inc. Proj.)
6.4% 3/1/11

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS  S&P RATINGS

Aaa, Aa, A    83.0%  AAA, AA, A    85.8%

Baa           5.9%   BBB           5.0%

Ba            0.0%   BB            0.0%

B             0.0%   B             0.0%

Caa           0.0%   CCC           0.0%

Ca, C         0.0%   CC, C         0.0%

                     CC, C         0.0%

The percentage not rated by Moody's or S&P amounted to 3.8%.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding Rule 144A issues) amounted to $1,294,675 and 0.3% of net assets.

The distribution of municipal securities by revenue source, as a percentage of net assets, is as follows:

Transportation                19.2%

Health Care                   15.0

Electric Utilities            13.4

Special Tax                   12.7

Water & Sewer                  9.9

General Obligations            8.0

Resource Recovery              7.9

Escrowed/Pre-Refunded          7.8

Others* (individually less     6.1
than 5%)

                             100.0%

* Includes short-term investments and net other assets.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $424,186,982. Net unrealized depreciation aggregated $847,917, of which $7,602,444 related to appreciated investment securities and $8,450,361 related to depreciated investment securities.

The fund hereby designates approximately $3,002,000 as a capital gain dividend for the purpose of the dividend paid deduction.

SPARTAN FLORIDA MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                         NOVEMBER 30, 1999

ASSETS

Investment in securities, at                 $ 423,339,065
value (cost $424,179,324) -
See accompanying schedule

Cash                                          462,902

Receivable for fund shares                    212,609
sold

Interest receivable                           5,256,454

 TOTAL ASSETS                                 429,271,030

LIABILITIES

Payable for investments         $ 5,986,709
purchased Regular delivery

 Delayed delivery                2,043,342

Payable for fund shares          341,543
redeemed

Distributions payable            672,319

Accrued management fee           188,532

Other payables and accrued       1,732
expenses

 TOTAL LIABILITIES                            9,234,177

NET ASSETS                                   $ 420,036,853

Net Assets consist of:

Paid in capital                              $ 419,932,135

Accumulated undistributed net                 944,977
realized gain (loss) on
investments

Net unrealized appreciation                   (840,259)
(depreciation) on investments

NET ASSETS, for 38,609,190                   $ 420,036,853
shares outstanding

NET ASSET VALUE, offering                     $10.88
price and redemption price
per share ($420,036,853
(divided by) 38,609,190
shares)

STATEMENT OF OPERATIONS
                               YEAR ENDED NOVEMBER 30, 1999

INTEREST INCOME                                $ 22,337,043

EXPENSES

Management fee                  $ 2,406,698

Non-interested trustees'         1,322
compensation

 Total expenses before           2,408,020
reductions

 Expense reductions              (23,082)       2,384,938

NET INTEREST INCOME                             19,952,105

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities           1,336,571

 Futures contracts               (164,799)      1,171,772

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities           (28,474,260)

 Futures contracts               160,769        (28,313,491)

NET GAIN (LOSS)                                 (27,141,719)

NET INCREASE (DECREASE) IN                     $ (7,189,614)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 19,952,105                  $ 19,649,096

 Net realized gain (loss)         1,171,772                     4,177,788

 Change in net unrealized         (28,313,491)                  6,787,122
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (7,189,614)                   30,614,006
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (19,952,105)                  (19,649,096)
From net interest income

 From net realized gain           (3,526,839)                   (1,809,138)

 TOTAL DISTRIBUTIONS              (23,478,944)                  (21,458,234)

Share transactions Net            105,073,856                   72,078,855
proceeds from sales of shares

 Reinvestment of distributions    13,834,718                    13,227,479

 Cost of shares redeemed          (116,778,573)                 (54,386,216)

 NET INCREASE (DECREASE) IN       2,130,001                     30,920,118
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   93,203                        15,554

  TOTAL INCREASE (DECREASE)       (28,445,354)                  40,091,444
IN NET ASSETS

NET ASSETS

 Beginning of period              448,482,207                   408,390,763

 End of period                   $ 420,036,853                 $ 448,482,207

OTHER INFORMATION
Shares

 Sold                             9,296,220                     6,244,717

 Issued in reinvestment of        1,224,448                     1,145,917
distributions

 Redeemed                         (10,353,481)                  (4,716,574)

 Net increase (decrease)          167,187                       2,674,060


FINANCIAL HIGHLIGHTS

YEARS ENDED NOVEMBER 30,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 11.670   $ 11.420   $ 11.230   $ 11.180   $ 9.740
of period

Income from Investment            .515       .526       .539       .546       .573
Operations Net interest
income

Net realized and unrealized       (.702)     .300       .190       .054       1.439
gain (loss)

Total from investment             (.187)     .826       .729       .600       2.012
operations

Less Distributions

From net interest income          (.515)     (.526)     (.539)     (.546)     (.573)

From net realized gain            (.090)     (.050)     -          (.005)     -

Total distributions               (.605)     (.576)     (.539)     (.551)     (.573)

Redemption fees added to          .002       .000       .000       .001       .001
paid in capital

Net asset value, end of period   $ 10.880   $ 11.670   $ 11.420   $ 11.230   $ 11.180

TOTAL RETURN A                    (1.65)%    7.40%      6.69%      5.59%      21.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 420,037  $ 448,482  $ 408,391  $ 391,130  $ 395,991
(000 omitted)

Ratio of expenses to average      .55%       .55%       .55%       .55%       .55%
net assets

Ratio of expenses to average      .54% B     .55%       .55%       .54% B     .55%
net assets after expense
reductions

Ratio of net interest income      4.56%      4.56%      4.81%      4.96%      5.37%
to average net assets

Portfolio turnover rate           25%        24%        25%        28%        65%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income but does not include the effect of the $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SPARTAN FL MUNICIPAL MONEY       2.85%        17.12%        23.98%
MARKET

Florida Tax-Free Money Market    2.68%        17.29%        n/a
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on August 24, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Florida tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 14 money market funds.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SPARTAN FL MUNICIPAL MONEY       2.85%        3.21%         3.00%
MARKET

Florida Tax-Free Money Market    2.68%        3.24%         n/a
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS

                               11/29/99  8/30/99  5/31/99  3/1/99  11/30/98



Spartan Florida Municipal      3.32%     2.88%    2.79%    2.51%   2.85%
Money Market Fund



Florida Tax-Free Money Market  3.15%     2.66%    2.67%    2.45%   2.68%
 Funds Average



Spartan Florida Municipal      5.19%     4.50%    4.36%    3.92%   4.45%
Money Market Fund -
Tax-equivalent


YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Florida tax-free money market funds average. Or you can look at the fund's tax-equivalent yield, which is based on an effective 1999 federal income tax rate of 36%. A portion of the fund's income may be subject to the federal alternative minimum tax. Figures for the Florida tax-free money market funds average are from IBC Financial Data, Inc.

A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

(checkmark)COMPARING
PERFORMANCE

Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in
mind that the U.S. government
neither insures nor guarantees
a money market fund. In fact,
there is no assurance that a
money fund will maintain a $1
share price.

SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Orr)

An interview with Scott Orr, Portfolio Manager of Spartan Florida
Municipal Money Market Fund

Q. SCOTT, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE 12 MONTHS THAT ENDED NOVEMBER 30, 1999?

A. At the beginning of the period, a global economic crisis continued to cast a shadow over the market. There were many questions about the pace of U.S. economic growth and the direction of interest rates. Early in 1999, however, any doubts were put to rest, as both growth and employment strengthened. In addition, data began to indicate that inflation might not be as well-behaved as it had been in the recent past. Faced with that backdrop, market observers began to feel that the Federal Reserve Board would raise short-term interest rates to slow growth and head off inflation. Through the rest of the period, economic growth remained solid and unemployment stayed at historically low levels. Such a tight labor market often leads to inflation, as employers are forced to raise salaries in order to attract or retain workers, passing on the additional cost to the consumer. The Fed indicated that improvements in worker productivity had helped keep inflation at bay. Nevertheless, with constant, broad-based economic strength and continually tight labor markets, the Fed felt compelled to take back all three of the rate cuts it had implemented in the fall of 1998. It did so with a series of three 0.25 percentage point rate hikes in June, August and November, raising the rate banks charge each other for overnight loans - known as the fed funds rate - from 4.75% at the beginning of the period to 5.50% by the end of November 1999.

Q. WHAT WAS YOUR STRATEGY?

A. At the end of 1998, the fund confronted its typical year-end challenge, as investors sought to shelter some of their assets from the Florida intangible tax levied at the end of each calendar year. Handling the increase in assets dominated strategy at the beginning of the period, as I kept the fund as fully invested as possible to make sure its assets were appropriately shielded from the tax. From assets of approximately $450 million in early December, the fund peaked at over $1.2 billion on December 31. In January, I liquidated positions to meet redemptions as the fund rapidly lost assets. Since then, I kept the fund's average maturity fairly neutral, looking for opportunities across a broad spectrum of issuers and maturities, aiming to find securities that reflected my expectations for higher rates. With the turn of the calendar year on the horizon, I've started to focus again on keeping the fund invested as much as possible in Florida securities, although the Florida state legislature amended the law related to the intangible tax. Before, if the fund held even one dollar in a non-Florida-exempt security, all of the fund's assets could have been declared subject to the intangible tax. Now, the fund is allowed to hold 10% of its assets in non-Florida-exempt securities at calendar year end, while still remaining 100% exempt from the tax. This will give me the option to take advantage of a wider array of investments. While we welcome this added flexibility, our main goal remains keeping the fund exempt from the intangible tax.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on November 30, 1999, was 3.32%, compared to 2.85% 12 months ago. The more recent seven-day yield was the equivalent of a 5.19% taxable rate of return for Florida investors in the 36% federal income tax bracket. Through November 30, 1999, the fund's 12-month total return was 2.85%, compared to 2.68% for the Florida tax-free money market funds average, according to IBC Financial Data, Inc.

Q. WHAT IS YOUR OUTLOOK?

A. Before the Fed's most recent rate hike, market sentiment reflected the belief that the Fed would sit back and wait to see what happens after bringing rates back to their 1998 levels. However, judging by its reaction to the latest Fed move, the market doesn't feel the Fed is done implementing rate increases. If the trends of tight employment and economic strength continue, I believe it is likely the Fed will raise rates again in early 2000 to slow growth and prevent inflation from cropping up. The timing and scope of any Fed rate hikes would most probably be dictated by the pace of the economy and the tightness of the labor market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: high current tax-free
income exempt from federal
income tax and the Florida
intangible tax, as is
consistent with the
preservation of capital and
liquidity

FUND NUMBER: 428

TRADING SYMBOL: FSFXX

START DATE: August 24, 1992

SIZE: as of November 30,
1999, more than $460 million

MANAGER: Scott Orr, since
1997; manager, various
Fidelity and Spartan
municipal money market
funds; joined Fidelity in
1989

SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES



MATURITY DIVERSIFICATION

DAYS                           % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 5/31/99  % OF FUND'S INVESTMENTS
                               11/30/99                                                  11/30/98

  0 - 30                        57.4                     71.1                             59.5

 31 - 90                        20.4                     12.9                             24.4

 91 - 180                       13.2                     10.6                             8.7

181 - 397                       9.0                      5.4                              7.4

WEIGHTED AVERAGE MATURITY

                               11/30/99                 5/31/99                          11/30/98

Spartan Florida Municipal      51 DAYS                  41 Days                          47 Days
Money  Market Fund

Florida Tax-Free Money Market  55 DAYS                  40 Days                          48 Days
 Funds Average *



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999                                    AS OF MAY 31, 1999

Variable Rate Demand Notes                                 Variable Rate Demand Notes
(VRDNs)                         48.9%                      (VRDNs)                       62.1%

Commercial Paper (including                                Commercial Paper (including
CP Mode)                        33.0%                      CP Mode)                      27.7%

Tender Bonds                     0.0%                      Tender Bonds                   0.8%

Municipal Notes                  7.4%                      Municipal Notes                4.3%

Municipal Money  Market Funds    7.2%                      Municipal Money  Market Funds  0.0%

Other Investments and Net                                  Other Investments and Net
Other Assets                     3.5%                      Other Assets                   5.1%

Row: 1, Col: 1, Value: 48.9                                Row: 1, Col: 1, Value: 62.1
Row: 1, Col: 2, Value: nil                                 Row: 1, Col: 2, Value: nil
Row: 1, Col: 3, Value: 33.0                                Row: 1, Col: 3, Value: 27.7
Row: 1, Col: 4, Value: 0.0                                 Row: 1, Col: 4, Value: 0.8
Row: 1, Col: 5, Value: 7.4                                 Row: 1, Col: 5, Value: 4.3
Row: 1, Col: 6, Value: 7.2                                 Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                 Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.5                                 Row: 1, Col: 8, Value: 5.1



PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



MUNICIPAL SECURITIES - 98.5%

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

DELAWARE - 0.5%

Delaware Econ. Dev. Auth.
Rev. (Delmarva Pwr. & Lt.
Co. Proj.):

Series 1987, 3.85%, VRDN         $ 500,000                        $ 500,000
(a)(d)

Series 1988, 3.85%, VRDN          1,700,000                        1,700,000
(a)(d)

                                                                   2,200,000

FLORIDA - 83.4%

Brevard County School             4,700,000                        4,715,806
District TAN 4% 6/30/00

Broward County Fin. Auth.         1,800,000                        1,800,000
Multi-family Hsg. Rev. (Palm
Aire-Oxford Proj.) Series
1990, 3.95% (Continental
Casualty Co. Guaranteed),
VRDN (a)

Broward County Ind. Dev.          1,050,000                        1,050,000
Auth. Ind. Dev. Rev. (RIB
Associates Proj.) Series
1989, 4.05%, LOC SunTrust
Bank, Central FL NA, VRDN
(a)(d)

Broward County Ind. Dev. Rev.     1,500,000                        1,500,000
(Femc & Fast Industries,
Inc. Proj.) 4.05%, LOC
Suntrust Bank, South Florida
NA, VRDN (a)(d)

Clay County Hsg. Fin. Auth.       1,880,000                        1,880,000
Rev. Participating VRDN
Series PT 61, 4.03%
(Liquidity Facility
Bayerische Hypo-und
Vereinsbank AG) (a)(d)(e)

Collier County Ind. Dev.          5,400,000                        5,400,000
Auth. (Cmnty. School of
Naples Proj.) Series 1999,
3.95%, LOC Bank of America
NA, VRDN (a)

Dade County Multi-family Hsg.     28,475,000                       28,475,000
Rev. (Biscayne View Apts.
Proj.) Series 1993, 4.2%
(Monumental Life Ins. Co.
Guaranteed), VRDN (a)(d)

Dade County Spl. Oblig.           5,995,000                        5,995,000
Participating VRDN Series MS
98 105, 3.97% (Liquidity
Facility Morgan Stanley Dean
Witter & Co.) (a)(e)

Dade County Wtr. & Swr. Rev.      5,960,000                        5,960,000
Participating VRDN Series
1998 155, 3.97% (Liquidity
Facility Morgan Stanley Dean
Witter & Co.) (a)(e)

Escambia County Hsg. Fin.         1,320,000                        1,320,000
Auth. Participating VRDN
Series PA 129, 4.03%
(Liquidity Facility Merrill
Lynch & Co., Inc.) (a)(d)(e)

Escambia County Poll. Cont.       4,775,000                        4,775,000
Rev. Rfdg. (Monsanto Co.
Proj.) Series 1994, 3.9%,
VRDN (a)

Escambia County Solid Waste       5,300,000                        5,300,000
Disp. Rev. (Monsanto Co.
Proj.) Series 1993, 4%, VRDN
(a)(d)

Florida Board of Ed.              9,900,000                        9,900,000
Participating VRDN Series
96C0905, Class A 3.97%
(Liquidity Facility
Citibank, New York NA) (a)(e)

Florida Board of Ed. Cap.         2,875,000                        2,877,246
Outlay Bonds Series A, 4.25%
1/1/00

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

FLORIDA - CONTINUED

Florida Div. Board Fin. Dept.    $ 11,395,000                     $ 11,395,000
Gen. Svcs. Revs.
Participating VRDN Series
61, 3.97% (Liquidity
Facility Morgan Stanley Dean
Witter & Co.) (a)(e)

Florida Hsg. Fin. Agcy.
Multi-family Hsg. Rev. Rfdg.:

(Brandon-Oxford Proj.) Series     13,100,000                       13,100,000
1990 C, 3.95% (Continental
Casualty Co. Guaranteed),
VRDN (a)

(Hillsborough-Oxford Proj.)       5,590,000                        5,590,000
Series D, 3.95% (Continental
Casualty Co. Guaranteed),
VRDN (a)

Florida Hsg. Fin. Corp. Rev.:

Participating VRDN Series         4,400,000                        4,400,000
FRRI 12, 3.9% (Liquidity
Facility Bank of New York
NA) (a)(d)(e)

(Heritage Point Apts. Proj.)      4,750,000                        4,750,000
Series I1, 3.9%, LOC Key
Bank NA, VRDN (a)(d)

(Timberline Apts. Proj.)          2,500,000                        2,500,000
Series 1999 P, 3.95%, LOC
Key Bank NA, VRDN (a)(d)

(Valencia Village Apts.           4,400,000                        4,400,000
Proj.) Series G, 3.9%, LOC
Key Bank NA, VRDN (a)(d)

Florida Local Govt. Fin.
Auth. Rev.:

Series A:

3.55% 1/18/00, LOC First          2,300,000                        2,300,000
Union Nat'l. Bank, North
Carolina, CP

3.8% 1/18/00, LOC First Union     500,000                          500,000
Nat'l. Bank, North Carolina,
CP

Series B, 3.65% 3/1/00, LOC       3,500,000                        3,500,000
First Union Nat'l. Bank,
North Carolina, CP (d)

Florida Muni. Pwr. Agcy.          9,600,000                        9,600,000
Series A, 3.45% 2/10/00,
LOC First Union Nat'l. Bank,
North Carolina, CP

Greater Orlando Aviation          4,800,000                        4,800,000
Auth. Orlando Arpt.
Facilities Rev.
Participating VRDN Series PA
535, 4.03% (Liquidity
Facility Merrill Lynch &
Co., Inc.) (a)(d)(e)

Hillsborough County Ind. Dev.
Auth. Ind. Dev. Rev. (Vigo
Importing Co. Proj.):

4.05%, LOC Bank of America        1,010,000                        1,010,000
NA, VRDN (a)(d)

4.35%, LOC Bank of America        1,200,000                        1,200,000
NA, VRDN (a)(d)

Hillsborough County               2,700,000                        2,700,000
Multi-family Rev. (Brandon
Crossing Apts. Proj.) Series
1998 A, 3.9%, LOC Amsouth
Bank, Birmingham, VRDN (a)(d)

Indian River County Hosp.         5,300,000                        5,300,000
District Hosp. Rev. Bonds
Series 1990, 3.9% tender
2/1/00, LOC Kredietbank, CP
mode

Jacksonville 3.55% 1/21/00, CP    1,000,000                        1,000,000

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

FLORIDA - CONTINUED

Jacksonville Elec. Auth. Rev.
Series A:

3.5% 1/28/00, CP                 $ 1,000,000                      $ 1,000,000

3.65% 1/27/00, CP                 1,000,000                        1,000,000

3.75% 2/1/00, CP                  1,500,000                        1,500,000

Jacksonville Health               1,800,000                        1,800,000
Facilities Rev. (Faculty
Practice Assoc. Proj.)
3.95%, LOC Bank of America
NA, VRDN (a)

Jacksonville Poll. Cont. Rev.
Rfdg. Bonds  (Florida Pwr. &
Lt. Co. Proj.):

Series 1992:

3.2% tender 2/10/00, CP mode      3,900,000                        3,900,000

3.75% tender 1/24/00, CP mode     1,500,000                        1,500,000

Series 1994:

3.55% tender 1/26/00, CP mode     2,000,000                        2,000,000

3.65% tender 1/28/00, CP mode     3,500,000                        3,500,000

Lee County Hosp. Board Hosp.
Rev. Bonds (Lee Memorial
Hosp. Proj.):

Series 1985 D, 3.85% tender       4,700,000                        4,700,000
4/11/00, CP mode

Series 1992 B:

3.7% tender 1/31/00, CP mode      4,000,000                        4,000,000

3.7% tender 3/1/00, CP mode       5,800,000                        5,800,000

Series 1995 A, 3.7% tender        13,900,000                       13,900,000
3/1/00, CP mode

Series 1997 B, 3.85% tender       9,500,000                        9,500,000
4/11/00, CP mode

Miami Dade County School          9,700,000                        9,724,286
District TAN Series 1999,
4% 6/28/00

Miami-Dade County Ind. Dev.       3,020,000                        3,020,000
Auth. Rev. (Edron Fixture
Corp. Proj.) Series 1999B,
4.05%, LOC SunTrust Bank,
Miami NA, VRDN (a)(d)

Miami-Dade County Ind. Dev.       4,400,000                        4,400,000
Rev. (Airis Miami LLC Proj.)
Series 1999 A, 4% (AMBAC
Insured), VRDN (a)(d)

Ocean Hwy. & Port Auth.           200,000                          200,000
Series 1990, 4%, LOC
ABN-AMRO Bank NV, VRDN (a)(d)

Okeechobee County Solid Waste     7,500,000                        7,500,000
Rev. (Chambers Waste Sys.
Proj.) Series 1992, 4%, LOC
Morgan Guaranty Trust Co.,
NY, VRDN (a)(d)

Orange County Hsg. Fin. Auth.     5,950,000                        5,950,000
(Westlake Club Proj.)
Series 1991 A, 4.1%
(Continental Casualty Co.
Guaranteed), VRDN (a)

Orange County Hsg. Fin. Auth.
Multi-family Hsg. Rev.:

(Falcon Trace Apt. Proj.)         4,050,000                        4,050,000
Series 1998 D, 4%, LOC
Amsouth Bank, Birmingham,
VRDN (a)(d)

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

FLORIDA - CONTINUED

Orange County Hsg. Fin. Auth.
Multi-family Hsg. Rev.: -
continued

(Regal Pointe Apts. Proj.)       $ 5,893,000                      $ 5,893,000
Series 1997 A, 3.97%, LOC
Bank of America NA, LOC
NationsBank NA, VRDN (a)(d)

(Wtr. View Club Proj.) Series     4,000,000                        4,000,000
1997 D, 4%, LOC Key Bank NA,
VRDN (a)(d)

Orange County Ind. Dev. Auth.     4,900,000                        4,900,000
Ind. Rev. (Advanced Drainage
Sys., Inc. Proj.) 4.1%, LOC
Nat'l. City Bank, VRDN (a)(d)

Orlando Util. Commission Wtr.     4,365,000                        4,365,000
& Elec. Rev. Rfdg.
Participating VRDN Series SG
18, 3.98% (Liquidity
Facility Societe Generale,
France) (a)(e)

Palm Beach County Rev. (Saint     4,000,000                        4,000,000
Andrews School Boca Raton
Proj.) Series 1998, 3.95%,
LOC Bank of America NA, VRDN
(a)

Pasco County Ind. Dev. Rev.       2,150,000                        2,150,000
(Pacific Med., Inc. Proj.)
Series 1999, 4.05%, LOC Bank
of America NA, VRDN (a)(d)

Pinellas County Hsg. Fin.         6,460,000                        6,460,000
Auth. Single Family Hsg.
Rev. Bonds Series B 3, 3.45%
7/21/00 (AMBAC Insured) (d)

Pinellas County Ind. Council      2,100,000                        2,100,000
Ind. Dev. Rev. (Hunter
Douglas, Inc. Proj.) 4.05%,
LOC ABN-AMRO Bank NV, VRDN
(a)(d)

Reedy Creek Impt. District        6,975,000                        6,975,000
Participating VRDN Series
96C0904 Class A, 3.97%
(Liquidity Facility
Citibank, New York NA) (a)(e)

Saint Johns County Ind. Dev.      5,680,000                        5,680,000
Auth. Rev. (V.A.W. of
America Proj.) Series 1997,
3.95%, LOC Bank of  America
NA, VRDN (a)

Saint Lucie County Poll.
Cont. Rev. Rfdg. Bonds
(Florida  Pwr. & Lt. Co.
Proj.):

Series 1992 A:

3.55% tender 1/25/00, CP mode     4,400,000                        4,400,000

3.55% tender 1/28/00, CP mode     15,125,000                       15,125,000

Series 1994 A, 3.65% tender       3,500,000                        3,500,000
1/27/00, CP mode

Saint Petersburg Cap. Impt.       1,340,000                        1,340,000
Rev. (Arpt. Proj.) Series
1997 C, 4.05%, LOC Suntrust
Bank, Tampa Bay, VRDN (a)(d)

Sarasota County Pub. Hosp.        4,200,000                        4,200,000
Board Participating VRDN
Series 1998 99, 3.97%
(Liquidity Facility Morgan
Stanley Dean Witter & Co.)
(a)(e)

Sarasota County Pub. Hosp.
District Rev. Bonds:

(Sarasota Memorial Hosp.          3,800,000                        3,800,000
Proj.) Series 1985 C,  3.55%
tender 1/28/00, LOC SunTrust
Bank,  Central FL NA, CP mode

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

FLORIDA - CONTINUED

Sarasota County Pub. Hosp.
District Rev. Bonds: -
continued

Series A:

3.8% tender 3/1/00, CP mode      $ 10,000,000                     $ 10,000,000

3.8% tender 3/10/00, CP mode      12,600,000                       12,600,000

Seminole County School            4,700,000                        4,717,863
District TAN 4% 7/28/00

Sunrise Util. Sys. Rev.           2,325,000                        2,325,000
Participating VRDN Series
SGB 17, 3.94% (Liquidity
Facility Societe Generale,
France) (a)(e)

Sunshine State Govt. Fing.
Commission Rev.:

Bonds Series 1986:

3.2% tender 1/28/00 (AMBAC        4,900,000                        4,900,000
Insured), CP mode

3.75% tender 2/1/00 (AMBAC        4,700,000                        4,700,000
Insured), CP mode

Series A:

3.65% 1/27/00 (AMBAC Insured)     5,000,000                        5,000,000
(FGIC Insured), CP (d)

3.7% 12/1/99 (FGIC Insured)       2,000,000                        2,000,000
(AMBAC Insured), CP

3.75% 2/1/00 (AMBAC Insured)      2,325,000                        2,325,000
(FGIC Insured), CP (d)

Series C:

3.75% 1/21/00 (AMBAC Insured)     4,300,000                        4,300,000
(FGIC Insured), CP (d)

3.8% 1/21/00 (AMBAC Insured)      4,400,000                        4,400,000
(MBIA Insured)  (FGIC
Insured), CP (d)

                                                                   384,093,201

INDIANA - 0.9%

Indiana Dev. Fin. Auth.           4,000,000                        4,000,000
Envir. Rev. Rfdg. (PSI
Energy Proj.) Series 1998,
3.85%, LOC Morgan Guaranty
Trust Co., NY, VRDN (a)(d)

KENTUCKY - 0.3%

Louisville & Jefferson County     1,500,000                        1,500,000
Reg'l. Arpt. Auth. Series
1999 A, 3.75% (United Parcel
Svc. of America Guaranteed),
VRDN (a)(d)

LOUISIANA - 0.2%

Calcasieu Parish Ind. Dev.        1,100,000                        1,100,000
Board Envir. Rev. (Citgo
Petroleum Corp. Proj.) 3.9%,
LOC Banque Nationale de
Paris, VRDN (a)(d)

NEW YORK - 1.9%

New York NY Participating         8,600,000                        8,600,000
VRDN Series 1999 A51, 3.95%
(Liquidity Facility Bank of
New York NA) (a)(e)

MUNICIPAL SECURITIES -
CONTINUED

                                 PRINCIPAL AMOUNT                 VALUE (NOTE 1)

TEXAS - 4.1%

Gulf Coast Waste Disp. Auth.     $ 3,700,000                      $ 3,700,000
Poll. Cont. & Solid Waste
Disp. Rev. (Amoco Oil Co.
Proj.) Series 1996, 3.85%,
VRDN (a)(d)

Texas Gen. Oblig. TRAN Series     15,000,000                       15,086,068
1999 A, 4.5% 8/31/00

                                                                   18,786,068

                                 SHARES

OTHER - 7.2%

Municipal Central Cash Fund       33,023,980                       33,023,980
3.90% (b)(c)

TOTAL INVESTMENT PORTFOLIO -                                      453,303,249
98.5%

NET OTHER ASSETS - 1.5%                                             7,001,494

NET ASSETS - 100%                                               $ 460,304,743

Total Cost for Income Tax Purposes                              $ 453,303,249


SECURITY TYPE ABBREVIATIONS

CP  - COMMERCIAL PAPER

TAN - TAX ANTICIPATION NOTE

TRAN - TAX AND REVENUE
       ANTICIPATION

VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.

(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(e) Provides evidence of ownership in one or more underlying municipal bonds.

INCOME TAX INFORMATION

At November 30, 1999, the fund had a capital loss carryforward of approximately $18,000, all of which will expire on November 30, 2005.

SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      NOVEMBER 30, 1999

ASSETS

Investment in securities, at              $ 453,303,249
value -  See accompanying
schedule

Receivable for fund shares                 4,784,519
sold

Interest receivable                        3,137,453

 TOTAL ASSETS                              461,225,221

LIABILITIES

Payable for fund shares        $ 641,208
redeemed

Distributions payable           96,762

Accrued management fee          180,881

Other payables and accrued      1,627
expenses

 TOTAL LIABILITIES                         920,478

NET ASSETS                                $ 460,304,743

Net Assets consist of:

Paid in capital                           $ 460,323,093

Accumulated undistributed net              (18,350)
realized gain (loss) on
investments

NET ASSETS, for 460,323,093               $ 460,304,743
shares outstanding

NET ASSET VALUE, offering                  $1.00
price and redemption price
per share ($460,304,743
(divided by) 460,323,093
shares)

STATEMENT OF OPERATIONS
                             YEAR ENDED NOVEMBER 30, 1999

INTEREST INCOME                              $ 17,455,542

EXPENSES

Management fee                  $ 2,666,187

Non-interested trustees'         1,678
compensation

 Total expenses before           2,667,865
reductions

 Expense reductions              (196,706)    2,471,159

NET INTEREST INCOME                           14,984,383

REALIZED AND UNREALIZED GAIN                  35,714
(LOSS)
Net Realized Gain (loss) on
Investment Securities

NET INCREASE (DECREASE) IN                   $ 15,020,097
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 14,984,383                  $ 15,116,587

 Net realized gain (loss)         35,714                        1,483

 NET INCREASE (DECREASE) IN       15,020,097                    15,118,070
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (14,984,383)                  (15,116,587)
from net interest income

Share transactions at net         1,095,048,709                 904,250,975
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  13,287,124                    14,292,014
distributions from net
interest income

 Cost of shares redeemed          (1,100,944,443)               (887,072,623)

 NET INCREASE (DECREASE) IN       7,391,390                     31,470,366
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       7,427,104                     31,471,849
IN NET ASSETS

NET ASSETS

 Beginning of period              452,877,639                   421,405,790

 End of period                   $ 460,304,743                 $ 452,877,639


FINANCIAL HIGHLIGHTS

YEARS ENDED NOVEMBER 30,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
of period

Income from Investment            .028       .031       .032       .031       .035
Operations Net interest
income

Less Distributions

From net interest income          (.028)     (.031)     (.032)     (.031)     (.035)

Net asset value, end of period   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN A, B                 2.85%      3.17%      3.29%      3.17%      3.57%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 460,305  $ 452,878  $ 421,406  $ 402,278  $ 363,396
(000 omitted)

Ratio of expenses to average      .50%       .50%       .50%       .50%       .50%
net assets

Ratio of expenses to average      .46% C     .48% C     .49% C     .47% C     .50%
net assets after expense
reductions

Ratio of net interest income      2.81%      3.13%      3.21%      3.15%      3.52%
to average net assets


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Florida Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan Florida Municipal Money Market Fund (the money market fund) is a fund of Fidelity Court Street Trust
II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Florida. The following summarizes the significant accounting policies of the income fund and the money market fund:

SECURITY VALUATION.

INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.

EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions and losses deferred due to wash sales and futures transactions. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the income fund less than 180 days are subject to a short-term trading fee equal to
 .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

WHEN-ISSUED SECURITIES. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a when-issued security. With

2. OPERATING POLICIES - CONTINUED

WHEN-ISSUED SECURITIES - CONTINUED

respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

3. PURCHASES AND SALES OF INVESTMENTS.

INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $112,385,865 and $108,931,485, respectively.

The market value of futures contracts opened and closed during the period amounted to $5,206,510 and $11,490,878, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .55% and .50% of average net assets for the income fund and money market fund, respectively. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by each fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to each fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from the money market fund's shareholders which amounted to $3,453 for the period.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SUB-ADVISER FEE. As the income and the money market funds' investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

MONEY MARKET INSURANCE. Pursuant to an Exemptive Order issued by the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, effective January 1, 1999. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The money market fund may be subject to a special assessment of up to approximately 2.5 times the money market fund's annual gross premium if covered losses exceed certain levels. During the period, FMR has borne the cost of the money market fund's premium payable to FIDFUNDS.

5. EXPENSE REDUCTIONS.

Effective January 1, 2000, FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses, if any) for the income fund above an annual rate of .53% of the funds average net assets.

In addition, through arrangements with the funds' custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. During the period, expenses were reduced by $23,082 and $196,706 for the income fund and the money market fund, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Court Street Trust and Fidelity Court
Street Trust II and the Shareholders of Spartan Florida Municipal
Income Fund and Spartan Florida Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Florida Muncipal Income Fund (a fund of Fidelity Court Street Trust) and Spartan Florida Municipal Money Market Fund (a fund of Fidelity Court Street Trust II) at November 30, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 10, 2000

DISTRIBUTIONS


The Board of Trustees of Spartan Florida Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities:

PAY DATE RECORD DATE CAPITAL GAINS
12/31/98 12/30/98    $.090
12/23/99 12/22/99    $.028

The fund hereby designates 100% of the long-term capital gains dividends distributed during the fiscal year as 20%-rate capital gain dividend.

During fiscal year ended 1999, 100% of the income and money market funds' income dividends were free from federal income tax, and 18.24% and 28.28%, respectively, of the funds' income dividends were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

PROXY VOTING RESULTS


A special meeting of Spartan Florida Municipal Income Fund's shareholders was held on December 15, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.*

               # OF               % OF
               VOTES CAST         VOTES CAST
RALPH F. COX
Affirmative    3,135,419,311.04   97.006

Against        0                  00.000

Withheld       96,777,025.22      2.994

Abstain        0                  00.000

TOTAL          3,232,196,336.26   100.00

PHYLLIS BURKE DAVIS
Affirmative    3,132,582,110.71   96.918

Against        0                  00.000

Withheld       99,614,225.55      3.082

Abstain        0                  00.000

TOTAL          3,232,196,336.26   100.000

ROBERT M. GATES
Affirmative    3,135,664,806.55   97.013

Against        0                  00.000

Withheld       96,531,529.71      2.987

Abstain        0                  00.000

TOTAL          3,232,196,336.26   100.000

EDWARD C. JOHNSON 3D
Affirmative    3,134,639,545.56    96.982

Against        0                   00.000

Withheld       97,556,790.70       3.018

Abstain        1,000,000,000.000   00.000

TOTAL          3,232,196,336.26    100.000

DONALD J. KIRK
Affirmative    3,136,284,719.58   97.033

Against        0                  00.000

Withheld       95,911,616.68      2.967

Abstain        0                  00.000

TOTAL          3,232,196,336.26   100.000

 PETER S. LYNCH
Affirmative    3,138,556,508.13   97.103

Against        0                  00.000

Withheld       93,639,828.13      2.897

Abstain        0                  00.000

TOTAL          3,232,196,336.26   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST
WILLIAM O. MCCOY
Affirmative    3,136,319,971.15   97.034

Against        0                  00.000

Withheld       95,876,365.11      2.966

Abstain        0                  00.000

TOTAL          3,232,196,336.26   100.000

GERALD C. MCDONOUGH
Affirmative    3,128,315,051.03   96.786

Against        0                  00.000

Withheld       103,881,285.23     3.214

Abstain        0                  00.000

TOTAL          3,232,196,336.26   100.000

MARVIN L. MANN
Affirmative    3,136,894,405.50   97.051

Against        0                  00.000

Withheld       95,301,930.76      2.949

Abstain        0                  00.000

TOTAL          3,232,196,336.26   100.000

ROBERT C. POZEN
Affirmative    3,137,057,584.79   97.057

Against        0                  00.000

Withheld       95,138,751.47      2.943

Abstain        0                  00.000

TOTAL          3,232,196,336.26   100.000

THOMAS R. WILLIAMS
Affirmative    3,128,882,711.68   96.804

Against        0                  00.000

Withheld       103,313,624.58     3.196

Abstain        0                  00.000

TOTAL          3,232,196,336.26   100.000

NED C. LAUTENBACH
Affirmative    3,137,914,510.94   97.083

Against        0                  00.000

Withheld       94,281,825.32      2.917

Abstain        0                  00.000

TOTAL          3,232,196,336.26   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         252,236,926.10   96.737

Against             2,976,924.65     1.142

Withheld            0                00.000

Abstain             5,530,243.79     2.121

TOTAL               260,744,094.54   100.000

Broker Non-Votes

PROPOSAL 3

To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

                    # OF               % OF
                    VOTES CAST         VOTES CAST
Affirmative         2,887,949,756.03   90.562

Against             150,461,756.38     4.718

Withheld            0                  00.000

Abstain             150,503,417.13     4.720

TOTAL               3,188,914,929.54   100.00

Broker Non-Votes   43,281,406.72

PROPOSAL 5

To approve an amended management contract, including a management fee structure change, for Spartan Florida Municipal Income Fund.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         219,306,255.38   84.714

Against             24,660,887.30    9.526

Withheld            0                00.000

Abstain             14,911,388.11    5.760

TOTAL               258,878,530.79   100.000

Broker Non-Votes   1,865,563.75

PROPOSAL 9

To eliminate Spartan Florida Municipal Income Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         226,729,265.72   87.581

Against             16,577,101.00    6.404

Withheld            0                00.000

Abstain             15,572,164.07    6.015

TOTAL               258,878,530.79   100.000

Broker Non-Votes   1,865,563.75

PROPOSAL 11

To eliminate Spartan Florida Municipal Income Fund's fundamental investment policies regarding investments in debt securities of investment-grade quality and below investment-grade quality.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         223,418,309.73   86.302

Against             20,321,012.04    7.850

Withheld            0                00.000

Abstain             15,139,209.02    5.848

TOTAL               258,878,530.79   100.000

Broker Non-Votes   1,865,563.75

*DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA

INVESTMENT SUB-ADVISER,
MONEY MARKET FUND
Fidelity Investments
Money Management, Inc. (FIMM),
Merrimack, NH

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President -
INCOME FUND
Boyce I. Greer, Vice President -
MONEY MARKET FUND
Christine J. Thompson, Vice President -
INCOME FUND
Scott A. Orr, Vice President -
MONEY MARKET FUND
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Stanley N. Griffith, Assistant
Vice President
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

SFC-ANN-0100  88394
1.539163.102

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Citibank, N.A.
New York, NY
  and
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
Citibank, N.A.
New York, NY

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


SPARTAN(REGISTERED TRADEMARK)
CONNECTICUT MUNICIPAL
FUNDS
AND
FIDELITY(REGISTERED TRADEMARK)
CONNECTICUT MUNICIPAL
MONEY MARKET FUND

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE            3   NED JOHNSON ON INVESTING
                                   STRATEGIES

SPARTAN CONNECTICUT MUNICIPAL
INCOME FUND

                               4   PERFORMANCE

                               7   FUND TALK: THE MANAGER'S
                                   OVERVIEW

                               10  INVESTMENT CHANGES

                               11  INVESTMENTS

                               19  FINANCIAL STATEMENTS

SPARTAN CONNECTICUT MUNICIPAL
MONEY MARKET FUND

                               23  PERFORMANCE

                               25  FUND TALK: THE MANAGER'S
                                   OVERVIEW

                               27  INVESTMENT CHANGES

                               28  INVESTMENTS

                               32  FINANCIAL STATEMENTS

FIDELITY CONNECTICUT
MUNICIPAL MONEY MARKET FUND

                               36  PERFORMANCE

                               38  FUND TALK: THE MANAGER'S
                                   OVERVIEW

                               40  INVESTMENT CHANGES

                               41  INVESTMENTS

                               46  FINANCIAL STATEMENTS

NOTES                          50  NOTES TO THE FINANCIAL
                                   STATEMENTS

REPORT OF INDEPENDENT          55  THE AUDITORS' OPINION
ACCOUNTANTS

PROXY VOTING RESULTS           56

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THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
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INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
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FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN CT MUNICIPAL INCOME        -1.12%       42.93%        87.76%

LB Connecticut 4 Plus Year         -0.83%       43.91%        n/a
Enhanced  Municipal Bond

Connecticut Municipal Debt         -2.70%       38.78%        84.05%
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index
- a market value-weighted index of Connecticut investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 28 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN CT MUNICIPAL INCOME        -1.12%       7.40%         6.50%

LB Connecticut 4 Plus Year         -0.83%       7.55%         n/a
Enhanced  Municipal Bond

Connecticut Municipal Debt         -2.70%       6.77%         6.29%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Spartan CT Muni Income      LB Municipal Bond
             00407                       LB015
  1989/11/30      10000.00                    10000.00
  1989/12/31      10064.60                    10081.80
  1990/01/31       9975.38                    10034.11
  1990/02/28      10066.06                    10123.42
  1990/03/31      10083.62                    10126.45
  1990/04/30       9926.21                    10053.14
  1990/05/31      10173.10                    10272.60
  1990/06/30      10276.46                    10362.89
  1990/07/31      10429.36                    10515.23
  1990/08/31      10241.83                    10362.55
  1990/09/30      10308.05                    10368.45
  1990/10/31      10463.60                    10556.54
  1990/11/30      10689.30                    10768.83
  1990/12/31      10738.08                    10815.67
  1991/01/31      10857.25                    10960.82
  1991/02/28      10925.61                    11056.18
  1991/03/31      10943.09                    11060.16
  1991/04/30      11082.17                    11207.26
  1991/05/31      11180.44                    11306.89
  1991/06/30      11094.01                    11295.70
  1991/07/31      11225.70                    11433.28
  1991/08/31      11347.67                    11583.86
  1991/09/30      11449.43                    11734.68
  1991/10/31      11562.30                    11840.29
  1991/11/30      11590.14                    11873.33
  1991/12/31      11874.18                    12128.13
  1992/01/31      11892.22                    12155.78
  1992/02/29      11898.10                    12159.67
  1992/03/31      11843.72                    12164.17
  1992/04/30      11906.32                    12272.43
  1992/05/31      12069.37                    12416.88
  1992/06/30      12307.15                    12625.23
  1992/07/31      12690.65                    13003.74
  1992/08/31      12511.04                    12876.95
  1992/09/30      12596.69                    12961.16
  1992/10/31      12382.01                    12833.76
  1992/11/30      12716.34                    13063.61
  1992/12/31      12849.99                    13196.99
  1993/01/31      13041.61                    13350.47
  1993/02/28      13571.86                    13833.36
  1993/03/31      13387.19                    13687.14
  1993/04/30      13510.58                    13825.24
  1993/05/31      13589.59                    13902.94
  1993/06/30      13830.32                    14134.98
  1993/07/31      13850.80                    14153.49
  1993/08/31      14164.96                    14448.17
  1993/09/30      14336.74                    14612.73
  1993/10/31      14344.41                    14640.94
  1993/11/30      14218.39                    14511.95
  1993/12/31      14517.62                    14818.30
  1994/01/31      14685.63                    14987.52
  1994/02/28      14281.61                    14599.35
  1994/03/31      13631.83                    14004.86
  1994/04/30      13748.95                    14123.62
  1994/05/31      13830.87                    14246.07
  1994/06/30      13744.98                    14159.03
  1994/07/31      14020.86                    14418.57
  1994/08/31      14052.41                    14468.45
  1994/09/30      13821.51                    14256.06
  1994/10/31      13513.65                    14002.87
  1994/11/30      13136.66                    13749.70
  1994/12/31      13499.10                    14052.33
  1995/01/31      13931.08                    14453.94
  1995/02/28      14357.01                    14874.26
  1995/03/31      14510.30                    15045.17
  1995/04/30      14526.89                    15062.92
  1995/05/31      14978.81                    15543.58
  1995/06/30      14844.03                    15408.35
  1995/07/31      14929.11                    15554.42
  1995/08/31      15136.88                    15751.65
  1995/09/30      15258.89                    15851.36
  1995/10/31      15452.76                    16081.84
  1995/11/30      15686.26                    16348.64
  1995/12/31      15810.22                    16505.75
  1996/01/31      15948.09                    16630.37
  1996/02/29      15870.16                    16518.11
  1996/03/31      15655.54                    16307.01
  1996/04/30      15622.70                    16260.86
  1996/05/31      15592.64                    16254.36
  1996/06/30      15789.41                    16431.37
  1996/07/31      15915.80                    16580.89
  1996/08/31      15897.99                    16576.91
  1996/09/30      16097.01                    16808.99
  1996/10/31      16283.50                    16999.10
  1996/11/30      16571.78                    17310.18
  1996/12/31      16480.12                    17237.48
  1997/01/31      16537.25                    17270.06
  1997/02/28      16676.60                    17428.60
  1997/03/31      16449.53                    17196.27
  1997/04/30      16579.09                    17340.21
  1997/05/31      16801.62                    17601.00
  1997/06/30      16976.72                    17788.45
  1997/07/31      17473.48                    18281.19
  1997/08/31      17285.29                    18109.90
  1997/09/30      17508.06                    18324.86
  1997/10/31      17611.29                    18442.69
  1997/11/30      17711.50                    18551.14
  1997/12/31      17985.51                    18821.80
  1998/01/31      18168.55                    19016.04
  1998/02/28      18156.31                    19021.74
  1998/03/31      18150.16                    19038.48
  1998/04/30      18078.75                    18952.62
  1998/05/31      18344.00                    19252.64
  1998/06/30      18399.41                    19328.49
  1998/07/31      18424.45                    19377.01
  1998/08/31      18707.56                    19676.38
  1998/09/30      18957.15                    19921.55
  1998/10/31      18933.06                    19921.15
  1998/11/30      18987.55                    19991.08
  1998/12/31      19029.26                    20041.45
  1999/01/31      19318.34                    20279.75
  1999/02/28      19169.70                    20191.12
  1999/03/31      19160.89                    20219.19
  1999/04/30      19216.31                    20269.54
  1999/05/31      19073.23                    20152.18
  1999/06/30      18774.95                    19861.98
  1999/07/31      18867.50                    19934.28
  1999/08/31      18755.94                    19774.81
  1999/09/30      18761.36                    19782.91
  1999/10/31      18598.02                    19568.47
  1999/11/30      18775.81                    19776.68
IMATRL PRASUN   SHR__CHT 19991130 19991213 143402 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Connecticut Municipal Income Fund on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have grown to $18,776 - a 87.76% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,777 - a 97.77% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS


                  YEARS ENDED NOVEMBER 30,

                  1999                      1998   1997   1996   1995

Dividend returns  4.52%                     4.92%  5.19%  5.29%  6.62%

Capital returns   -5.64%                    2.28%  1.69%  0.36%  12.79%

Total returns     -1.12%                    7.20%  6.88%  5.65%  19.41%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED NOVEMBER 30, 1999  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share              4.34(cents)   26.32(cents)   52.63(cents)

Annualized dividend rate         4.84%         4.77%          4.68%

30-day annualized yield          4.71%         -              -

30-day annualized                7.71%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.90 over the past one month, $11.01 over the past six months and $11.25 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 38.88% combined effective 1999 federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Although November saw the Federal
Reserve Board levy its third 0.25%
interest-rate hike of 1999, the
municipal bond market responded
with its best single-month
performance since January. This
improvement in investor sentiment -
perhaps anticipating that the Fed's
latest rate hike would be its last for
a while - was a key contributor to
the market's improved outlook.
However, for the 12-month period
ending November 30, 1999, munis
overall dwelled in negative territory,
as the Lehman Brothers Municipal
Bond Index - an index of
approximately 50,000
investment-grade, fixed-rate,
tax-exempt bonds - declined
1.07%. A big story throughout the
year was supply, or lack thereof.
Municipal issuance fell 16.9%
through the first three quarters of
1999 compared to the same period
in 1998. Unfortunately, demand
also was tepid as the strong U.S.
economy continued to sway
investors toward higher-yielding -
and higher-risk - alternatives. Late in
the period, though, as the Fed
sought to cool down the economy
and municipal yields became more
attractive, demand showed signs of
improving. In comparison to other
bonds, munis had mixed results.
Municipal performance soundly
trounced Treasuries, as the Lehman
Brothers Long-Term Government
Bond Index fell 7.52% during the
period. Meanwhile, the Lehman
Brothers Aggregate Bond Index - a
broad measure of the taxable
bond market - posted a
marginally negative return of
-0.04%.

(photograph of George Fischer)

An interview with George Fischer, Portfolio Manager of Spartan
Connecticut Municipal Income Fund

Q. HOW DID THE FUND PERFORM, GEORGE?

A. Rising interest rates put significant pressure on bond prices, although the fund performed better than its peers. For the 12-month period that ended November 30, 1999, the fund had a total return of -1.12%. To get a sense of how the fund did relative to its competitors, the Connecticut municipal debt funds average returned -2.70% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index - which tracks the types of securities in which the fund invests - returned -0.83%.

Q. WHAT STRATEGIES HELPED THE FUND OUTPACE ITS PEERS?

A. The main reason was the fund's defensive posture. By defensive, I'm referring to its stake in bonds that tended to hold their value better under adverse market conditions. First, the fund's focus on high quality securities - roughly two-thirds of the fund's net assets were in bonds rated Aaa - was a big plus. Problems with scattered lower-rated Baa securities prompted investors to demand higher yields, causing many Baa-rated securities to underperform higher-rated securities. The fund's emphasis on intermediate-maturity bonds also was a plus. Because intermediates are less interest-rate sensitive than longer-term bonds, they outperformed their longer-term counterparts as interest rates rose.

Q. WHAT OTHER "DEFENSIVE" TYPES OF BONDS HELD UP RELATIVELY WELL
AGAINST THE MARKET'S DOWNDRAFT?

A. Some of the fund's best performers over the past year were premium coupon bonds with interest rates of 5.5% to 6.0%. Premiums, as they are known, carry coupons higher than prevailing interest rates and are attractive for several reasons. First, they're more likely than discount bonds - which carry interest rates below prevailing rates - to be advance refunded, a refinancing-like process that generally is positive for their prices. Second, premium bonds are somewhat protected from the unfavorable tax treatment and price performance that can hurt discount bonds when interest rates rise. Finally, individual investors - who account for a significant portion of municipal bond demand - tend to shy away from premium coupon bonds in favor of par bonds - those that carry coupons at prevailing rates. As a result, I'm often able to buy premiums at attractive prices relative to comparably rated par bonds with similar maturities.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Aside from the market's overall downturn, I'd say the biggest disappointments were the fund's limited holdings in longer-maturity discount bonds. Their heightened interest-sensitivity, coupled with the fact that they were discount bonds and, therefore, subject to the unfavorable tax treatment I mentioned earlier, really hurt these bonds.

Q. CUTBACKS IN FEDERALLY FUNDED HEALTH CARE PAYMENTS AND OTHER
NEGATIVE DEVELOPMENTS HURT THE HEALTH CARE SECTOR AS A WHOLE DURING THE PAST YEAR. DID THAT DEVELOPMENT HAVE ANY IMPACT ON THE FUND?

A. Those factors hurt hospitals more than we realized and the fund's relatively small stake in them was a modest drag on performance. It's also important to note that the vast majority of the health care bonds the fund owned were insured. While insurance doesn't protect the bonds against price declines, it does guarantee that the fund will receive scheduled interest and principal payments no matter what happens.

Q. GEORGE, WHAT'S YOUR OUTLOOK?

A. As it always is, the direction of interest rates will be the primary factor that determines the municipal market's performance. It's not clear at this point whether the Federal Reserve Board is finished raising interest rates as it did in June, August and November, or whether those rate hikes were just a preview of things to come. But other factors - namely supply and demand - also will play a role. If interest rates remain stable or move higher, I would expect the supply of municipals to continue to taper off as issuers slow down their refinancing and new issuance activity. We've also seen an increase in the demand for municipal bonds as individual investors look to lock in higher yields. To the extent that investors continue on that course, the more municipals will likely benefit. While longer-maturity and lower-quality bonds have performed poorly over the past several months, there may be opportunities to pick up attractively priced, higher-yielding securities. But I plan to be very selective, keeping the bulk of the fund's investments in high-quality, intermediate-maturity bonds that I feel offer the best combination of reward and risk.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to provide high-current
tax-free income for
Connecticut residents

FUND NUMBER: 407

TRADING SYMBOL: FICNX

START DATE: October 29,
1987

SIZE: as of November 30,
1999, more than $346 million

MANAGER: George Fischer,
since 1996; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1989

GEORGE FISCHER ON CHOOSING
INVESTMENTS FOR THE FUND:

"When selecting individual bonds
for inclusion in the fund, credit
research is always the starting
point. Using a very rigorous research
process, I - with the help of
Fidelity's credit research team -
look for investment-grade bonds
from issuers that have exhibited
fiscal prudence and are
well-managed. After completing
careful credit research, I then
consider structural characteristics,
such as maturity, call features,
coupons and others. Because so
much of the municipal market is
insured, it's often challenging to
add value through credit research.
So I look for opportunities to take
advantage of pricing anomalies
that creep up due to a fund's
structural characteristics."

(solid bullet) General obligation bonds
(GOs) were the fund's largest sector
concentration throughout the past
year, making up 35.3% of the fund's
net assets at the end of the
period. A GO is backed by the full
faith and credit - which includes
the taxing power - of a city,
county, state or other issuer. GOs are
repaid through general revenues -
including individual and
corporate taxes - collected by
the issuer.

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

INVESTMENT CHANGES



TOP FIVE SECTORS AS OF
NOVEMBER 30, 1999

                              % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

General Obligations            35.3                     37.2

Special Tax                    16.1                     12.3

Health Care                    14.0                     13.1

Escrowed/Pre-Refunded          8.3                      9.3

Water & Sewer                  7.3                      8.1

AVERAGE YEARS TO MATURITY AS
OF NOVEMBER 30, 1999

                                                        6 MONTHS AGO

Years                          11.9                     11.9


AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF NOVEMBER 30,
1999

                                    6 MONTHS AGO

Years                         6.8   6.5

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION

AS OF NOVEMBER 30, 1999

Aaa           65.6%
Aa, A         25.5%
Baa            7.2%
Short-term
Investments    1.7%

Row: 1, Col: 1, Value: 65.59999999999999
Row: 1, Col: 2, Value: 38.5
Row: 1, Col: 3, Value: 25.5
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 7.2
Row: 1, Col: 6, Value: 1.7



 AS OF MAY 31, 1999

Aaa          64.6%
Aa, A        27.9%
Baa           7.5%
Short-term
Investments   0.0%

Row: 1, Col: 1, Value: 64.59999999999999
Row: 1, Col: 2, Value: 39.4
Row: 1, Col: 3, Value: 27.9
Row: 1, Col: 4, Value: 0.6000000000000001
Row: 1, Col: 5, Value: 7.5
Row: 1, Col: 6, Value: 0.0

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P(registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



MUNICIPAL BONDS - 98.5%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONNECTICUT - 90.9%

Branford Gen. Oblig.:

7% 6/15/08 (FGIC Insured)         Aaa       $ 500,000             $ 567,765

7% 6/15/09 (FGIC Insured)         Aaa        500,000               572,010

Bridgeport Gen. Oblig.:

Rfdg. Series A:

6% 9/1/03 (AMBAC Insured)         Aaa        4,475,000             4,708,327

6% 9/1/05 (AMBAC Insured)         Aaa        4,000,000             4,260,000

6.5% 9/1/07 (AMBAC Insured)       Aaa        2,290,000             2,528,458

8.75% 8/15/05 (FGIC Insured)      Aaa        670,000               802,653

Connecticut Clean Wtr. Fund
Rev.:

Rfdg. 5.25% 7/15/11               Aa1        3,000,000             3,009,030

5.75% 3/1/07                      Aaa        2,615,000             2,763,663

6% 10/1/12 (d)                    Aaa        6,000,000             6,391,440

6.8% 7/1/05                       Aaa        1,000,000             1,046,630

7% 1/1/11                         Aaa        2,500,000             2,619,075

Connecticut Dev. Auth. Rev.
Series A:

4.75% 11/15/13                    A1         1,525,000             1,415,459

6% 11/15/07                       A1         1,525,000             1,630,332

6% 11/15/08                       A1         1,525,000             1,632,009

6% 11/15/09                       A1         1,525,000             1,621,761

Connecticut Gen. Oblig.:

(Cap. Appreciation) (College
Savings  Plan Proj.):

Series A, 0% 5/15/07              Aa3        2,250,000             1,555,718

Series B:

0% 11/1/06                        Aa3        2,800,000             2,001,664

0% 11/1/09                        Aa3        7,000,000             4,216,100

Rfdg.:

Series A, 5.25% 3/15/12           Aa3        1,000,000             994,190

Series E, 6% 3/15/12              Aa3        1,400,000             1,489,684

Series A:

5.25% 3/15/11                     Aa3        3,000,000             3,010,200

6% 3/1/06                         Aa3        2,700,000             2,876,931

Series B:

5.5% 3/15/08                      Aa3        5,000,000             5,178,350

5.5% 11/1/17                      Aa3        1,500,000             1,466,295

5.875% 11/1/16                    Aa3        6,050,000             6,169,488

6% 10/1/05                        Aa3        6,430,000             6,863,575

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONNECTICUT - CONTINUED

Connecticut Health & Edl.
Facilities Auth. Rev.:

(Bristol Hosp. Proj.):

Series A 7% 7/1/09 (MBIA          Aaa       $ 1,750,000           $ 1,807,383
Insured)

Series A 7% 7/1/20 (MBIA          Aaa        4,180,000             4,312,673
Insured)

(Connecticut College Proj.)       Aaa        1,200,000             1,266,216
Series B, 6.625% 7/1/11
(MBIA Insured) (Pre-Refunded
to 7/1/01 @ 102) (c)

(Danbury Hosp. Proj.) Series      Aaa        4,695,000             4,501,566
G, 5.625% 7/1/25 (AMBAC
Insured)

(Greenwich Hosp. Proj.)           Aaa        5,400,000             5,285,466
Series A, 5.8% 7/1/26 (MBIA
Insured)

(Hebrew Home & Hosp. Proj.)
Series B:

5.15% 8/1/28                      AAA        2,500,000             2,189,075

5.2% 8/1/38                       AAA        4,190,000             3,643,373

(Kent School Proj.) Series B:

5.1% 7/1/07 (MBIA Insured)        Aaa        265,000               267,979

5.25% 7/1/08 (MBIA Insured)       Aaa        305,000               309,944

5.375% 7/1/09 (MBIA Insured)      Aaa        345,000               351,976

5.4% 7/1/10 (MBIA Insured)        Aaa        685,000               696,035

(Loomis Chaffee School Proj.)     Aaa        1,430,000             1,340,940
Series C, 5.5% 7/1/26 (MBIA
Insured)

(Lutheran Gen. Health Care        Aaa        3,195,000             3,683,132
Sys. Proj.) 7.375% 7/1/19
(Escrowed to Maturity) (c)

(Masonicar Proj.) Series A,       Aaa        2,400,000             2,133,576
5% 7/1/20 (AMBAC Insured)

(New Britain Memorial Hosp.       AAA        6,500,000             7,147,790
Proj.)  Series A, 7.75%
7/1/22 (Pre-Refunded to
7/1/02 @ 102) (c)

(Quinnipiac College Proj.)        BBB-       1,940,000             2,019,094
Series C,  7.75% 7/1/20
(Pre-Refunded to  7/1/00 @
102) (c)

(Sacred Heart Univ. Proj.):

Series A, 6.85% 7/1/22, LOC       Baa3       1,000,000             1,075,400
Fleet Nat'l. Bank,
Providence (Pre-Refunded to
7/1/02 @ 102) (c)

Series B, 5.5% 7/1/09             Baa3       1,500,000             1,570,515
(Pre-Refunded to 7/1/03 @
102) (c)

Series C:

6% 7/1/06 (Escrowed to            Baa3       190,000               203,053
Maturity) (c)

6.5% 7/1/16 (Pre-Refunded to      Baa3       3,020,000             3,338,097
7/1/06 @ 102) (c)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONNECTICUT - CONTINUED

Connecticut Health & Edl.
Facilities Auth. Rev.: -
continued

(Sharon Health Care, Inc.
Proj.) Series A:

8.75% 7/1/06 (Pre-Refunded to     AAA       $ 450,000             $ 493,488
 7/1/01 @ 103) (c)

9% 7/1/13 (Pre-Refunded to        AAA        1,300,000             1,429,480
7/1/01 @ 103) (c)

9.2% 7/1/21 (Pre-Refunded to      AAA        1,500,000             1,653,930
7/1/01 @ 103) (c)

(Stamford Hosp. Issue Proj.)      Aaa        4,895,000             4,309,264
Series G, 5% 7/1/24 (MBIA
Insured)

(Veterans Memorial Med. Ctr.
Proj.) Series A:

5.5% 7/1/26 (MBIA Insured)        Aaa        3,270,000             3,066,344

6.25% 7/1/05 (MBIA Insured)       Aaa        2,265,000             2,426,834

(Yale Univ. Proj.) 5.929%         Aaa        10,000,000            9,804,700
6/10/30

Rfdg.:

(Choate Rosemary Hall Proj.)      Aaa        2,500,000             2,167,725
Issue B, 5% 7/1/27 (MBIA
Insured)

(Hosp. for Spl. Care Issue
Proj.) Series B:

5.375% 7/1/17                     Baa2       2,700,000             2,378,403

5.5% 7/1/27                       Baa2       2,500,000             2,138,350

(Quinnipiac College Proj.)
Series D:

6% 7/1/13                         BBB-       1,300,000             1,290,718

6% 7/1/13 (Pre-Refunded to        BBB-       1,700,000             1,807,678
7/1/03 @ 102) (c)

6% 7/1/23                         BBB-       940,000               914,460

6% 7/1/23 (Pre-Refunded to        BBB-       1,400,000             1,488,676
7/1/03 @ 102) (c)

(St. Raphael Hosp. Proj.)
Series H:

5.25% 7/1/14 (AMBAC Insured)      Aaa        4,400,000             4,284,984

6.5% 7/1/11 (AMBAC Insured)       Aaa        2,780,000             3,085,216

6.5% 7/1/13 (AMBAC Insured)       Aaa        3,125,000             3,458,250

(Taft School Issue Proj.)         Aaa        1,000,000             912,290
Series D, 5% 7/1/17 (MBIA
Insured)

Connecticut Higher Ed.
Supplemental Ln.  Auth. Rev.:

(Family Ed. Ln. Prog.) Series
A:

5.5% 11/15/09 (b)                 A1         1,000,000             1,004,810

7.2% 11/15/10 (b)                 A          730,000               753,652

Series A:

7.375% 11/15/05 (b)               A1         430,000               435,375

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONNECTICUT - CONTINUED

Connecticut Higher Ed.
Supplemental Ln. Auth. Rev.:
- continued

7.5% 11/15/10 (b)                 A1        $ 1,470,000           $ 1,488,375

Connecticut Hsg. Fin. Auth.
(Hsg. Mtg. Fin. Prog.):

Series A, 6.45% 5/15/22 (b)       Aa2        2,060,000             2,081,445

Series B, 6.2% 5/15/12            Aa2        2,500,000             2,573,925

Series E, 6.2% 5/15/14            Aa2        1,000,000             1,028,140

Connecticut Muni. Elec.
Energy Coop. Pwr. Supply
Sys. Rev. Rfdg. Series A:

6% 1/1/04 (MBIA Insured)          Aaa        1,790,000             1,879,894

6% 1/1/05 (MBIA Insured)          Aaa        1,880,000             1,986,840

6% 1/1/06 (MBIA Insured)          Aaa        2,000,000             2,122,640

Connecticut Resources
Recovery Auth. Rfdg.
(Mid-Connecticut Sys. Proj.)
Series A:

5.25% 11/15/08 (MBIA Insured)     Aaa        4,000,000             4,060,560

5.375% 11/15/10 (MBIA Insured)    Aaa        1,000,000             1,011,830

5.5% 11/15/11 (MBIA Insured)      Aaa        2,500,000             2,539,200

Connecticut Resources
Recovery Auth. Resources
Recovery Rev. Rfdg.:

(Bridgeport Resco LP Proj.)       Aaa        3,000,000             3,059,190
5.375% 1/1/06 (MBIA Insured)

(Fuel Co. Proj.) Series A,        Aaa        2,000,000             2,034,260
5.5% 11/15/09 (MBIA Insured)
(b)

Connecticut Spl. Tax Oblig.
Rev.:

(Cap. Appreciation) (Trans.       A1         3,500,000             2,268,035
Infrastructure Proj.) Series
B, 0% 6/1/08

(Trans. Infrastructure Proj.):

Series A:

5.5% 11/1/06 (FSA Insured)        Aaa        1,925,000             2,000,961

7.125% 6/1/10                     A1         3,550,000             4,074,300

Series B:

5.4% 10/1/10 (MBIA Insured)       Aaa        2,545,000             2,589,919

5.5% 11/1/10 (FSA Insured)        Aaa        5,000,000             5,155,050

6.125% 9/1/12                     A1         5,000,000             5,355,900

6.15% 9/1/09                      A1         1,500,000             1,615,365

6.5% 10/1/07                      A1         2,250,000             2,475,653

6.5% 10/1/10                      A1         3,250,000             3,600,643

6.5% 10/1/12                      A1         7,100,000             7,911,388

Rfdg. (Trans. Infrastructure
Proj.):

Series A, 5.125% 9/1/05           A1         2,500,000             2,545,850

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONNECTICUT - CONTINUED

Connecticut Spl. Tax Oblig.
Rev.: - continued

Series B, 5.5% 11/1/07 (FSA       Aaa       $ 10,000,000          $ 10,389,900
Insured)

Eastern Connecticut Resources     BBB        1,000,000             949,270
Recovery Auth. Solid Waste
Rev. (Wheelabrator Lisbon
Proj.) Series A, 5% 1/1/04
(b)

Meriden Gen. Oblig.:

6.25% 8/1/05 (FGIC Insured)       Aaa        2,000,000             2,152,960

6.25% 8/1/06 (FGIC Insured)       Aaa        2,000,000             2,166,940

7% 10/1/07 (MBIA Insured)         Aaa        500,000               566,915

Naugatuck Gen. Oblig.:

6.9% 6/15/07 (FGIC Insured)       Aaa        485,000               546,503

7.25% 9/1/04 (MBIA Insured)       Aaa        215,000               239,233

7.4% 9/1/07 (MBIA Insured)        Aaa        370,000               428,516

7.4% 9/1/08 (MBIA Insured)        Aaa        370,000               431,494

New Britain Gen. Oblig.:

Rfdg. 6% 2/1/12 (MBIA Insured)    Aaa        400,000               426,180

Series B, 6% 3/1/12 (MBIA         Aaa        2,000,000             2,131,540
Insured)

6% 4/15/06 (AMBAC Insured)        Aaa        1,615,000             1,722,672

6% 4/15/07 (AMBAC Insured)        Aaa        1,615,000             1,726,774

7% 4/1/07 (MBIA Insured)          Aaa        580,000               653,451

7% 4/1/08 (MBIA Insured)          Aaa        580,000               657,024

New Haven Gen. Oblig.:

Rfdg. Series A:

5% 8/1/09 (FGIC Insured)          Aaa        1,525,000             1,514,920

6% 8/1/05 (FGIC Insured)          Aaa        3,410,000             3,628,820

Series A, 7.4% 3/1/12             Baa1       1,000,000             1,082,390
(Pre-Refunded to 3/1/02 @
102) (c)

6% 2/15/05 (FGIC Insured)         Aaa        1,650,000             1,748,093

7% 2/15/03 (FGIC Insured)         Aaa        1,000,000             1,073,030

7% 2/15/04 (FGIC Insured)         Aaa        1,150,000             1,255,076

7% 2/15/05 (FGIC Insured)         Aaa        1,250,000             1,378,375

8.25% 8/15/01                     A3         1,270,000             1,297,496

Newtown Gen. Oblig.:

6% 6/15/05 (MBIA Insured)         Aaa        1,700,000             1,806,981

6% 6/15/06 (MBIA Insured)         Aaa        1,700,000             1,816,008

North Thompsonville Fire
District #10:

6.75% 6/1/07 (MBIA Insured)       Aaa        180,000               200,453

6.75% 6/1/08 (MBIA Insured)       Aaa        190,000               212,965

6.75% 6/1/09 (MBIA Insured)       Aaa        200,000               224,984

6.75% 6/1/10 (MBIA Insured)       Aaa        215,000               243,098

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONNECTICUT - CONTINUED

North Thompsonville Fire
District #10: - continued

6.75% 6/1/11 (MBIA Insured)       Aaa       $ 230,000             $ 261,551

South Central Connecticut
Reg'l. Wtr. Auth. Wtr. Sys.
Rev. Series 11:

5.625% 8/1/05 (FGIC Insured)      Aaa        4,000,000             4,166,680

5.75% 8/1/12 (FGIC Insured)       Aaa        5,000,000             5,141,550

Stamford Gen. Oblig.:

Rfdg.:

5.25% 7/15/10                     Aaa        5,000,000             5,069,600

5.25% 7/15/12                     Aaa        1,580,000             1,577,930

6.25% 2/15/03                     Aaa        1,725,000             1,815,994

6.25% 2/15/04                     Aaa        1,725,000             1,833,675

6.25% 2/15/05                     Aaa        535,000               573,932

6.6% 1/15/07                      Aaa        295,000               325,931

6.6% 1/15/08                      Aaa        1,480,000             1,641,734

6.6% 1/15/09                      Aaa        1,000,000             1,116,240

Stamford Hsg. Auth.               A3         6,000,000             5,632,500
Multifamily Rev. Rfdg. Bonds
(Fairfield Apts. Proj.)
4.75%, tender 12/1/08 (b)

Stratford Gen. Oblig. 7%          Aaa        500,000               567,765
6/15/08  (FGIC Insured)

West Hartford Gen. Oblig.:

5% 7/15/11                        Aaa        2,000,000             1,978,300

6.5% 7/15/05                      Aaa        2,000,000             2,180,480

6.5% 7/15/06                      Aaa        2,000,000             2,196,480

West Haven Gen. Oblig. 6.7%       Aaa        710,000               768,227
2/15/04  (MBIA Insured)

Wolcott Gen. Oblig.:

7% 6/15/09 (FGIC Insured)         Aaa        445,000               509,089

7% 6/15/10 (FGIC Insured)         Aaa        440,000               505,366

Woodstock Spl. Oblig. Rev.        Aaa        725,000               750,904
(Woodstock Academy Proj.) 7%
3/1/08 (AMBAC Insured)

                                                                   314,584,069

PUERTO RICO - 7.6%

Puerto Rico Commonwealth Hwy.     Baa1       1,750,000             1,847,965
& Trans. Auth. Hwy. Rev.
Rfdg. Series V, 6.625% 7/1/12

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT      VALUE (NOTE 1)

PUERTO RICO - CONTINUED

Puerto Rico Commonwealth
Infrastructure Fing. Auth.
Spl. Tax Rev.:

Rfdg. Series A, 5.25% 7/1/10      Aaa       $ 11,065,000          $ 11,275,784
(AMBAC Insured)

Series A, 5% 7/1/28 (AMBAC        Aaa        6,500,000             5,737,095
Insured)

Puerto Rico Commonwealth Pub.     Baa1       2,500,000             2,506,825
Impt. Rev. 5.25% 7/1/10

Puerto Rico Elec. Pwr. Auth.      Aaa        3,500,000             3,465,805
Pwr. Rev. Series AA, 5.375%
7/1/14 (MBIA Insured)

Puerto Rico Ind. Med. &           Aa3        1,285,000             1,367,009
Envir. Poll. Cont.
Facilities Fing. Auth. Rev.
(Motorola, Inc. Proj.)
Series A, 6.75% 1/1/14

                                                                   26,200,483


TOTAL INVESTMENT PORTFOLIO -                                      340,784,552
98.5%
(Cost $336,463,863)

NET OTHER ASSETS - 1.5%                                             5,328,360

NET ASSETS - 100%                                               $ 346,112,912


FUTURES CONTRACTS

                               EXPIRATION DATE      UNDERLYING FACE AMOUNT AT VALUE      UNREALIZED GAIN/LOSS

PURCHASED

39 Bond Buyer Municipal Bond   Dec. 1999            $ 4,290,000                          $ (200,859)
Index Contracts


The face value of futures purchased as a percentage of net assets -
1.2%

LEGEND

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(c) Security collateralized by an amount sufficient to pay interest and principal.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $484,684.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS      S&P RATINGS

Aaa, Aa, A    86.3%  AAA, AA, A    89.0%

Baa           4.7%   BBB           5.7%

Ba            0.0%   BB            0.0%

B             0.0%   B             0.0%

Caa           0.0%   CCC           0.0%

Ca, C         0.0%   CC, C         0.0%

                     CC, C         0.0%

The distribution of municipal securities by revenue source, as a percentage of net assets, is as follows:

General Obligations           35.3%

Special Tax                   16.1%

Health Care                   14.0%

Escrowed/Pre-Refunded          8.3%

Water & Sewer                  7.3%

Education                      6.7%

Others* (individually less    12.3%
than 5%)

                             100.0%

* Includes net other assets

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $336,463,863. Net unrealized appreciation aggregated $4,320,689, of which $9,564,860 related to appreciated investment securities and $5,244,171 related to depreciated investment securities.

The fund hereby designates approximately $1,415,000 as a capital gain dividend.

During the fiscal year ended 1999, 100% of the fund's income dividends was free from federal income tax, and 4.54% of the fund's income dividends was subject to the federal alternative minimum tax
(unaudited).

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       NOVEMBER 30, 1999

ASSETS

Investment in securities, at               $ 340,784,552
value (cost $336,463,863) -
See accompanying schedule

Cash                                        1,171,776

Receivable for fund shares                  3,370
sold

Interest receivable                         5,525,462

Receivable for daily                        14,625
variation on futures
contracts

 TOTAL ASSETS                               347,499,785

LIABILITIES

Payable for fund shares         $ 801,990
redeemed

Distributions payable            442,094

Accrued management fee           138,774

Other payables and accrued       4,015
expenses

 TOTAL LIABILITIES                          1,386,873

NET ASSETS                                 $ 346,112,912

Net Assets consist of:

Paid in capital                            $ 342,669,671

Accumulated undistributed net               (676,589)
realized  gain (loss) on
investments

Net unrealized appreciation                 4,119,830
(depreciation) on investments

NET ASSETS, for 31,815,941                 $ 346,112,912
shares outstanding

NET ASSET VALUE, offering                   $10.88
price and redemption price
per share ($346,112,912
(divided by) 31,815,941
shares)

STATEMENT OF OPERATIONS
                               YEAR ENDED NOVEMBER 30, 1999

INTEREST INCOME                                $ 18,968,912

EXPENSES

Management fee                  $ 2,010,207

Non-interested trustees'         1,031
compensation

 Total expenses before           2,011,238
reductions

 Expense reductions              (203,431)      1,807,807

NET INTEREST INCOME                             17,161,105

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities           1,074,088

 Futures contracts               (132,636)      941,452

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities           (21,954,407)

 Futures contracts               (200,859)      (22,155,266)

NET GAIN (LOSS)                                 (21,213,814)

NET INCREASE (DECREASE) IN                     $ (4,052,709)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 17,161,105                  $ 16,780,200

 Net realized gain (loss)         941,452                       2,052,603

 Change in net unrealized         (22,155,266)                  5,719,448
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (4,052,709)                   24,552,251
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (17,161,105)                  (16,780,200)
From net interest income

 From net realized gain           (941,452)                     (2,984,295)

 In excess of net realized        (671,785)                     -
gain

 TOTAL DISTRIBUTIONS              (18,774,342)                  (19,764,495)

Share transactions Net            54,402,897                    61,455,356
proceeds from sales of shares

 Reinvestment of distributions    13,953,708                    15,240,662

 Cost of shares redeemed          (72,872,431)                  (49,698,375)

 NET INCREASE (DECREASE) IN       (4,515,826)                   26,997,643
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   22,778                        14,784

  TOTAL INCREASE (DECREASE)       (27,320,099)                  31,800,183
IN NET ASSETS

NET ASSETS

 Beginning of period              373,433,011                   341,632,828

 End of period                   $ 346,112,912                 $ 373,433,011

OTHER INFORMATION
Shares

 Sold                             4,827,219                     5,348,277

 Issued in reinvestment of        1,239,956                     1,327,375
distributions

 Redeemed                         (6,503,445)                   (4,331,105)

 Net increase (decrease)          (436,270)                     2,344,547


FINANCIAL HIGHLIGHTS

YEARS ENDED NOVEMBER 30,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 11.580   $ 11.420   $ 11.240   $ 11.200   $ 9.960
of period

Income from Investment            .526       .541       .559       .569       .617
Operations Net interest
income

Net realized and unrealized       (.651)     .260       .190       .039       1.270
gain (loss)

Total from investment             (.125)     .801       .749       .608       1.887
operations

Less Distributions

From net interest income          (.526)     (.541)     (.559)     (.569)     (.617)

From net realized gain            (.029)     (.100)     (.010)     -          (.020)

In excess of net realized gain    (.021)     -          -          -          (.010)

Total distributions               (.576)     (.641)     (.569)     (.569)     (.647)

Redemption fees added to paid     .001       .000       .000       .001       .000
 in capital

Net asset value, end of period   $ 10.880   $ 11.580   $ 11.420   $ 11.240   $ 11.200

TOTAL RETURN A                    (1.12)%    7.20%      6.88%      5.65%      19.41%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 346,113  $ 373,433  $ 341,633  $ 334,620  $ 358,849
(000 omitted)

Ratio of expenses to average      .55%       .55%       .55%       .55%       .55%
net assets

Ratio of expenses to average      .49% B     .54% B     .55%       .52% B     .55%
net assets after expense
reductions

Ratio of net interest income      4.69%      4.71%      4.98%      5.15%      5.73%
to average net assets

Portfolio turnover rate           23%        8%         12%        30%        39%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income but does not include the effect of the fund's $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN CT MUNICIPAL MONEY         2.70%        16.34%        29.08%
MARKET

Connecticut Tax-Free Money         2.43%        15.01%        n/a
Market Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on March 4, 1991. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 10 money market funds.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN CT MUNICIPAL MONEY         2.70%        3.07%         2.96%
MARKET

Connecticut Tax-Free Money         2.43%        2.83%         n/a
Market Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS

                               11/29/99  8/30/99  5/31/99  3/1/99  11/30/98

Spartan Connecticut            3.15%     2.69%    2.69%    2.36%   2.71%
Municipal Money   Market Fund



Connecticut Tax-Free  Money    2.88%     2.45%    2.41%    2.15%   2.44%
Market Funds Average



Spartan Connecticut            5.14%     4.40%    4.39%    3.86%   4.44%
Municipal Money   Market
Fund -  Tax-equivalent



Portion of fund's income       19.18%    24.29%   19.33%   18.84%  20.47%
subject to state taxes


YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Connecticut tax-free money market funds average as tracked by IBC Financial Data, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1999 federal and state income tax rate of 38.88%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

(checkmark)COMPARING
PERFORMANCE

Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in mind
that the U.S. government
neither insures nor
guarantees a money market
fund. In fact, there is no
assurance that a money market
fund will maintain a $1 share
price.

SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Orr)

An interview with Scott Orr, Portfolio Manager of Spartan Connecticut Municipal Money Market Fund

Q. SCOTT, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE 12 MONTHS THAT ENDED NOVEMBER 30, 1999?

A. At the beginning of the period, a global economic crisis continued to cast a shadow over the market. There were many questions about the pace of U.S. economic growth and the direction of interest rates. Early in 1999, however, any doubts were put to rest, as both growth and employment strengthened. In addition, data began to indicate that inflation might not be as well-behaved as it had been in the recent past. Faced with that backdrop, market observers began to feel that the Federal Reserve Board would raise short-term interest rates to slow growth and head off inflation. Through the rest of the period, economic growth remained solid and unemployment stayed at historically low levels. Such a tight labor market often leads to inflation, as employers are forced to raise salaries in order to attract or retain workers, passing on the additional cost to the consumer. The Fed indicated that improvements in worker productivity had helped keep inflation at bay. Nevertheless, with constant, broad-based economic strength and continually tight labor markets, the Fed felt compelled to take back all three of the rate cuts it had implemented in the fall of 1998. It did so with a series of three 0.25 percentage point rate hikes in June, August and November, raising the rate banks charge each other for overnight loans - known as the fed funds rate - from 4.75% at the beginning of the period to 5.50% by the end of November 1999.

Q. WHAT WAS YOUR STRATEGY WITH THE FUND?

A. From December 1998 through the end of May 1999, I kept the fund's average maturity relatively short because yields on long-term securities were unattractive. At the end of May, new supply helped push long-term yields higher, so I took advantage of opportunities among one-year, fixed-rate notes. Nevertheless, by mid-June the fund's average maturity was still slightly shorter than its peers because I wanted to wait until long-term securities adequately reflected my expectations for higher rates. Market rates began to price in future Fed rate hikes in June and July, at the same time that new supply hit the market, boosting yields on one-year notes. I took advantage of the opportunity to extend the fund's maturity. It remained relatively stable until the end of November, when I increased it further by buying securities that I felt would perform well over the next year.

Q. WHY DID THE FUND INVEST OUT-OF-STATE?

A. The fund pursued this strategy - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on Connecticut obligations were sufficiently low so that comparable out-of-state obligations provided a higher tax-adjusted yield even though they are subject to Connecticut tax. Even though more of shareholders' income for the fund's 1999 fiscal year will be taxable than if I had purchased exclusively Connecticut obligations, shareholders may be able to retain more of a fund's dividends, after taxes are taken into account. The fund may also invest out-of-state if there is a limited supply of Connecticut obligations.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on November 30, 1999, was 3.15%, compared to 2.71% 12 months ago. The more recent seven-day yield was the equivalent of a 5.16% taxable rate of return for Connecticut investors in the 38.88% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 1999, the fund's 12-month total return was 2.70%, compared to 2.43% for the Connecticut tax-free money market funds average, according to IBC Financial Data, Inc.

Q. WHAT IS YOUR OUTLOOK?

A. Before the Fed's most recent rate hike, market sentiment reflected the belief that the Fed would sit back and wait to see what happens after bringing rates back to their 1998 levels. However, judging by its reaction to the latest Fed move, the market doesn't feel the Fed is done implementing rate increases. If the trends of tight employment and economic strength continue, I believe it is likely the Fed will raise rates again in early 2000 to slow growth and prevent inflation from cropping up. The timing and scope of any Fed rate hikes would most probably be dictated by the pace of the economy and the tightness of the labor market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: high current tax-free
income while maintaining
share price stability by
investing in high-quality,
short-term Connecticut
municipal money market
securities

FUND NUMBER: 425

TRADING SYMBOL: SPCXX

START DATE: March 4, 1991

SIZE: as of November 30,
1999, more than $194
million

MANAGER: Scott Orr, since
1997; manager, various
Fidelity and Spartan
municipal money market
funds; joined Fidelity in
1989

SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES



MATURITY DIVERSIFICATION

DAYS                           % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 5/31/99  % OF FUND'S  INVESTMENTS
                               11/30/99                                                  11/30/98

  0 - 30                        54.7                     59.4                             73.8

 31 - 90                        24.5                     21.5                             10.9

 91 - 180                       2.7                      19.1                             3.2

181 - 397                       18.1                     0.0                              12.1

WEIGHTED AVERAGE MATURITY

                               11/30/99                 5/31/99                          11/30/98

Spartan Connecticut Municipal  69 DAYS                  39 Days                          45 Days
 Money Market Fund

Connecticut Tax-Free Money     62 DAYS                  40 Days                          53 Days
Market Funds Average *



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999                                    AS OF MAY 31, 1999

Variable Rate  Demand Notes                                Variable Rate  Demand Notes
(VRDNs)                         38.1%                      (VRDNs)                        37.3%

Commercial Paper (including                                Commercial Paper (including
CP Mode)                        20.7%                      CP Mode)                       26.8%

Tender Bonds                    11.8%                      Tender Bonds                    7.0%

Municipal Notes                  8.9%                      Municipal Notes                 5.9%

Municipal Money  Market Funds   16.1%                      Municipal Money  Market Funds  18.7%

Other Investments  and Net                                 Other Investments  and Net
Other Assets                     4.4%                      Other Assets                    4.3%

Row: 1, Col: 1, Value: 38.1                                Row: 1, Col: 1, Value: 37.3
Row: 1, Col: 2, Value: 0.0                                 Row: 1, Col: 2, Value: nil
Row: 1, Col: 3, Value: 20.7                                Row: 1, Col: 3, Value: 26.8
Row: 1, Col: 4, Value: 11.8                                Row: 1, Col: 4, Value: 7.0
Row: 1, Col: 5, Value: 8.9                                 Row: 1, Col: 5, Value: 5.9
Row: 1, Col: 6, Value: 16.1                                Row: 1, Col: 6, Value: 18.7
Row: 1, Col: 7, Value: 0.0                                 Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.4                                 Row: 1, Col: 8, Value: 4.3


PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

* SOURCE: IBCS MONEY FUND REPORT(registered trademark)

SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET

INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



MUNICIPAL SECURITIES - 99.4%

                                PRINCIPAL AMOUNT                 VALUE (NOTE 1)

CONNECTICUT - 80.0%

Connecticut Clean Wtr. Fund     $ 1,300,000                      $ 1,300,000
Rev. Bonds Series PA 517,
3.65%, tender 2/1/00
(Liquidity Facility Merrill
Lynch & Co., Inc.) (f)

Connecticut Dev. Auth. Arpt.
Facilities Rev. (Bradley
Arpt. Hotel Proj.):

Series 1997 A, 3.75%, LOC        1,200,000                        1,200,000
Kredietbank NV, VRDN (b)

Series 1997 B, 3.75%, LOC        1,000,000                        1,000,000
Royal Bank of  Canada, VRDN
(b)

Series 1997 C, 3.75%, LOC        470,000                          470,000
Fleet Nat'l. Bank, VRDN (b)

Connecticut Dev. Auth. Health    6,900,000                        6,900,000
Care Rev. (Corp. for
Independent Living Proj.)
Series 1990, 3.75%, LOC
Chase Manhattan Bank, VRDN
(b)

Connecticut Dev. Auth. Ind.
Dev. Rev.:

(Rojo Enterprises LLC Proj.)     1,000,000                        1,000,000
3.95%,  LOC Fleet Bank NA,
VRDN (b)

(W.E. Bassett Co. Proj.)         800,000                          800,000
Series 1986, 3.6%,  LOC
BankBoston NA, VRDN (b)(e)

Connecticut Dev. Auth. Poll.
Cont. Rev.:

Bonds (New England Pwr. Co.
Proj.) Series 1999:

3.55% tender 2/9/00, CP mode     1,400,000                        1,400,000

3.75% tender 1/26/00, CP mode    2,100,000                        2,100,000

(Connecticut Lt. & Pwr. Co.      6,400,000                        6,400,000
Proj.) Series 1996 A,  3.75%
(AMBAC Insured) (BPA Societe
Generale, France), VRDN
(b)(e)

Connecticut Dev. Auth. Rev.      3,700,000                        3,700,000
(Exeter Energy Proj.) Series
1989 A, 4.05%, LOC Sanwa
Bank Ltd., VRDN (b)(e)

Connecticut Gen. Oblig.:

Bonds:

Series 1999 A4, 4% 6/15/00       3,100,000                        3,110,874

Series PA 347, 3.65%, tender     1,495,000                        1,495,000
2/1/00 (Liquidity Facility
Merrill Lynch & Co., Inc.)
(f)

Series B, 3.7% (BPA              2,350,000                        2,350,000
Bayerische Landesbank
Girozentrale), VRDN (b)

Connecticut Health & Edl.
Facilities Auth. Rev.:

Bonds:

(Ascension Health Cr. Group      5,000,000                        5,000,000
Proj.) Series 1999 B,
3.65%, tender 1/26/00

(Yale Univ. Proj.):

Series S1:

3.4% tender 1/21/00, CP mode     5,000,000                        5,000,000

3.6% tender 1/18/00, CP mode     1,500,000                        1,500,000

MUNICIPAL SECURITIES -
CONTINUED

                                PRINCIPAL AMOUNT                 VALUE (NOTE 1)

CONNECTICUT - CONTINUED

Connecticut Health & Edl.
Facilities Auth. Rev.: -
continued

Series S2:

3.45% tender 1/26/00, CP mode   $ 2,265,000                      $ 2,265,000

3.45% tender 2/10/00, CP mode    6,000,000                        6,000,000

(Yale Univ. Proj.) Series U2,    13,300,000                       13,300,001
3.85%, VRDN (b)

Connecticut Hsg. Fin. Auth.:

Participating VRDN:

Series 1997 L, 4.1%              1,795,000                        1,795,000
(Liquidity Facility First
Union Nat'l. Bank, North
Carolina) (b)(e)(f)

Series FRRl A4, 3.75%            1,475,000                        1,475,000
(Liquidity Facility
Bayerische Hypo-und
Vereinsbank AG) (b)(f)

Series PT 81, 3.86%              1,420,000                        1,420,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (b)(e)(f)

Series PT 148, 3.81%             2,000,000                        2,000,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (b)(f)

Series PT 1003, 3.86%            6,500,000                        6,500,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (b)(e)(f)

(Hsg. Mtg. Fin. Prog.) Series    2,000,000                        2,000,000
1995 G, 3.75% (AMBAC
Insured) (BPA Morgan
Guaranty Trust Co., NY),
VRDN (b)

Connecticut Hsg. Fin. Auth.
Rev. Bonds:

(Hsg. Mtg. Fin. Prog.) Series    1,900,000                        1,900,000
C2, 3.9%, tender 9/5/00 (e)

Series C1, 3.85%, tender         1,595,000                        1,595,000
9/5/00

Connecticut Spl. Assessment
Second Injury Fund:

3.5% 1/27/00, LOC Cr.            2,900,000                        2,900,000
Communale De Belgique, LOC
Cr. Agricole Indosuez, CP

3.55% 1/25/00, LOC Cr.           7,300,000                        7,300,000
Communale De Belgique, LOC
Cr. Agricole Indosuez, CP

3.55% 1/26/00, LOC Cr.           7,300,000                        7,300,000
Communale De Belgique, LOC
Cr. Agricole Indosuez, CP

3.65% 2/1/00, LOC Cr.            2,400,000                        2,400,000
Communale De Belgique, LOC
Cr. Agricole Indosuez, CP

3.8% 4/11/00, LOC Cr.            1,800,000                        1,800,000
Communale De Belgique, LOC
Cr. Agricole Indosuez, CP

Connecticut Spl. Assessment
Unemployment Compensation
Advisor Fund Rev.:

Series 1993 C, 3.38%, tender     11,500,000                       11,500,000
7/1/00 (FGIC Insured), LOC
FGIC-SPI (b)

Rfdg. Bonds Series A, 5.5%       1,600,000                        1,615,217
5/15/00 (AMBAC Insured)

Connecticut Spl. Tax Oblig.
Rev.:

Bonds (Tran. Infrastructure      1,540,000                        1,550,718
Proj.) Series A, 4.5%
12/1/00 (a)

MUNICIPAL SECURITIES -
CONTINUED

                                PRINCIPAL AMOUNT                 VALUE (NOTE 1)

CONNECTICUT - CONTINUED

Connecticut Spl. Tax Oblig.
Rev.: - continued

Participating VRDN Series 52,   $ 700,000                        $ 700,000
3.84% (Liquidity Facility
Morgan Stanley Dean Witter &
Co.) (b)(f)

(Trans. Infrastructure Purp.     12,580,000                       12,580,000
Proj.) Series 1, 3.8%, LOC
Commerzbank AG, VRDN (b)

Groton Town BAN Series A,        2,800,000                        2,806,073
3.5% 6/13/00

Hartford Redev. Agcy.            2,400,000                        2,400,000
Multi-family Mtg. Rev. Rfdg.
(Underwood Tower Proj.) 3.8%
(FSA Insured) (BPA Societe
Generale, France), VRDN (b)

Norwich Gen. Oblig. BAN 4.1%     1,710,000                        1,713,695
5/16/00

Orange Gen. Oblig. BAN 3.8%      1,350,000                        1,353,689
8/16/00

Seymour Gen. Oblig. BAN 4.25%    3,000,000                        3,009,990
9/20/00 (a)

Shelton Gen. Oblig. BAN 4.25%    4,800,000                        4,819,344
11/21/00 (a)

Stamford Gen. Oblig. Bonds       1,190,000                        1,195,888
4.5% 7/15/00

Stratford Gen. Oblig. BAN        2,150,000                        2,154,085
3.75% 8/23/00

Windsor Gen. Oblig. BAN 3.75%    1,300,000                        1,300,593
1/19/00

                                                                  155,375,167

PUERTO RICO - 3.3%

Puerto Rico Commonwealth Pub.    5,000,000                        5,000,000
Impt. Rev. Participating
VRDN Series PT 1025, 3.71%
(Liquidity Facility Bank of
America NA) (b)(f)

Puerto Rico Elec. Pwr. Auth.     1,400,000                        1,400,000
Pwr. Rev. Participating VRDN
Series PA 205, 3.71%
(Liquidity Facility Merrill
Lynch & Co., Inc.) (b)(f)

                                                                  6,400,000

                                SHARES

OTHER - 16.1%

Municipal Central Cash Fund      31,222,169                       31,222,169
3.90% (c)(d)

TOTAL INVESTMENT PORTFOLIO -                                     192,997,336
99.4%

NET OTHER ASSETS - 0.6%                                            1,247,332

NET ASSETS - 100%                                              $ 194,244,668

Total Cost for Income Tax Purposes                             $  192,997,336

SECURITY TYPE ABBREVIATIONS

BAN - BOND ANTICIPATION NOTE

CP - COMMERCIAL PAPER

VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) Security purchased on a delayed delivery or when-issued basis.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(d) The rate quoted is the annualized seven-day yield of the fund at period end.

(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(f) Provides evidence of ownership in one or more underlying municipal bonds.

INCOME TAX INFORMATION

At November 30, 1999, the fund had a capital loss carryforward of approximately $3,000 all of which will expire on November 30, 2006.

During the fiscal year ended 1999, 100% of the fund's income dividends was free from federal income tax, and 18.33% of the fund's income dividends was subject to the federal alternative minimum tax
(unaudited).

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        NOVEMBER 30, 1999

ASSETS

Investment in securities, at                $ 192,997,336
value -  See accompanying
schedule

Receivable for investments                   2,432,439
sold

Receivable for fund shares                   7,241,610
sold

Interest receivable                          1,080,194

 TOTAL ASSETS                                203,751,579

LIABILITIES

Payable for investments        $ 9,383,517
purchased on a  delayed
delivery basis

Distributions payable           44,141

Accrued management fee          78,388

Other payables and accrued      865
expenses

 TOTAL LIABILITIES                           9,506,911

NET ASSETS                                  $ 194,244,668

Net Assets consist of:

Paid in capital                             $ 194,247,248

Accumulated net realized gain                (2,580)
(loss) on investments

NET ASSETS, for 194,247,246                 $ 194,244,668
shares outstanding

NET ASSET VALUE, offering                    $1.00
price and redemption price
per share ($194,244,668
(divided by) 194,247,246
shares)

STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1999

INTEREST INCOME                            $ 5,860,435

EXPENSES

Management fee                  $ 925,585

Non-interested trustees'         583
compensation

 Total expenses before           926,168
reductions

 Expense reductions              (12,933)   913,235

NET INTEREST INCOME                         4,947,200

NET REALIZED GAIN (LOSS) ON                 9,284
INVESTMENTS

NET INCREASE IN NET ASSETS                 $ 4,956,484
RESULTING FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 4,947,200                   $ 5,290,021

 Net realized gain (loss)         9,284                         (3,592)

 NET INCREASE (DECREASE) IN       4,956,484                     5,286,429
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (4,947,200)                   (5,290,021)
from net interest income

Share transactions at net         179,196,024                   195,188,717
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  4,524,889                     5,053,873
distributions from net
interest income

 Cost of shares redeemed          (179,524,952)                 (173,846,788)

 NET INCREASE (DECREASE) IN       4,195,961                     26,395,802
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       4,205,245                     26,392,210
IN NET ASSETS

NET ASSETS

 Beginning of period              190,039,423                   163,647,213

 End of period                   $ 194,244,668                 $ 190,039,423


FINANCIAL HIGHLIGHTS

YEARS ENDED NOVEMBER 30,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
of period

Income from Investment            .027       .030       .031       .030       .034
Operations Net interest
income

Less Distributions

From net interest income          (.027)     (.030)     (.031)     (.030)     (.034)

Net asset value, end of period   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN A, B                 2.70%      3.05%      3.12%      3.08%      3.41%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 194,245  $ 190,039  $ 163,647  $ 186,974  $ 175,622
(000 omitted)

Ratio of expenses to average      .50%       .50%       .50%       .50%       .50%
net assets

Ratio of expenses to average      .49% C     .49% C     .50%       .50%       .50%
net assets after expense
reductions

Ratio of net investment           2.67%      3.00%      3.08%      3.04%      3.36%
income to average net assets


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND
PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CT MUNICIPAL MONEY        2.63%        15.79%        36.94%
MARKET

Connecticut Tax-Free Money         2.43%        15.01%        33.30%
Market Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 10 money market funds.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CT MUNICIPAL MONEY        2.63%        2.98%         3.19%
MARKET

Connecticut Tax-Free Money         2.43%        2.83%         2.91%
Market Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS

                               11/29/99  8/30/99  5/31/99  3/1/99  11/30/98

Fidelity Connecticut           3.05%     2.66%    2.65%    2.28%   2.60%
Municipal Money   Market Fund



Connecticut Tax-Free  Money    2.88%     2.45%    2.41%    2.15%   2.44%
Market Funds Average



Fidelity Connecticut           4.98%     4.35%    4.34%    3.72%   4.26%
Municipal Money   Market
Fund -  Tax-equivalent



Portion of fund's income       18.96%    16.33%   13.83%   22.21%  21.49%
subject to state taxes


YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Connecticut tax-free money market funds average as tracked by IBC Financial Data, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1999 federal and state income tax rate of 38.88%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

(checkmark)COMPARING
PERFORMANCE

Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in mind
that the U.S. government
neither insures nor guarantees
a money market fund. In fact,
there is no assurance that a
money fund will maintain a $1
share price.

A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Orr)

An interview with Scott Orr, Portfolio Manager of Fidelity Connecticut Municipal Money Market Fund

Q. SCOTT, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE 12 MONTHS THAT ENDED NOVEMBER 30, 1999?

A. At the beginning of the period, a global economic crisis continued to cast a shadow over the market. There were many questions about the pace of U.S. economic growth and the direction of interest rates. Early in 1999, however, any doubts were put to rest, as both growth and employment strengthened. In addition, data began to indicate that inflation might not be as well-behaved as it had been in the recent past. Faced with that backdrop, market observers began to feel that the Federal Reserve Board would raise short-term interest rates to slow growth and head off inflation. Through the rest of the period, economic growth remained solid and unemployment stayed at historically low levels. Such a tight labor market often leads to inflation, as employers are forced to raise salaries in order to attract or retain workers, passing on the additional cost to the consumer. The Fed indicated that improvements in worker productivity had helped keep inflation at bay. Nevertheless, with constant, broad-based economic strength and continually tight labor markets, the Fed felt compelled to take back all three of the rate cuts it had implemented in the fall of 1998. It did so with a series of three 0.25 percentage point rate hikes in June, August and November, raising the rate banks charge each other for overnight loans - known as the fed funds rate - from 4.75% at the beginning of the period to 5.50% by the end of November 1999.

Q. WHAT WAS YOUR STRATEGY WITH THE FUND?

A. From December 1998 through the end of May 1999, I kept the fund's average maturity relatively short because yields on long-term securities were unattractive. At the end of May, new supply helped push long-term yields higher, so I took advantage of opportunities among one-year, fixed-rate notes. Nevertheless, by mid-June the fund's average maturity was slightly shorter than its peers because I wanted to wait until long-term securities adequately reflected my expectations for higher rates. Market rates began to price in future Fed rate hikes in June and July, at the same time that new supply hit the market, boosting yields on one-year notes. I took advantage of the opportunity to extend the fund's maturity. It remained relatively stable until the end of November, when I increased it further by buying securities that I felt would perform well over the next year.

Q. WHY DID THE FUND INVEST OUT-OF-STATE?

A. The fund pursued this strategy - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on Connecticut obligations were sufficiently low so that comparable out-of-state obligations provided a higher tax-adjusted yield even though they are subject to Connecticut tax. Even though more of shareholders' income for the fund's 1999 fiscal year will be taxable than if I had purchased exclusively Connecticut obligations, shareholders may be able to retain more of a fund's dividends, after taxes are taken into account. The fund may also invest out-of-state if there is a limited supply of Connecticut obligations.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on November 30, 1999, was 3.05%, compared to 2.60% 12 months ago. The more recent seven-day yield was the equivalent of a 4.98% taxable rate of return for Connecticut investors in the 38.88% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 1999, the fund's 12-month total return was 2.63%, compared to 2.43% for the Connecticut tax-free money market funds average, according to IBC Financial Data, Inc.

Q. WHAT IS YOUR OUTLOOK?

A. Before the Fed's most recent rate hike, market sentiment reflected the belief that the Fed would sit back and wait to see what happens after bringing rates back to their 1998 levels. However, judging by its reaction to the latest Fed move, the market doesn't feel the Fed is done implementing rate increases. If the trends of tight employment and economic strength continue, I believe it is likely the Fed will raise rates again in early 2000 to slow growth and prevent inflation from cropping up. The timing and scope of any Fed rate hikes would most probably be dictated by the pace of the economy and the tightness of the labor market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: high current tax-free
income while maintaining
share price stability by
investing in high-quality,
short-term Connecticut
municipal money market
securities

FUND NUMBER: 418

TRADING SYMBOL: FCMXX

START DATE: August 29, 1989

SIZE: as of November 30,
1999, more than $532
million

MANAGER: Scott Orr, since
1997; manager, various
Fidelity and Spartan
municipal money market
funds; joined Fidelity in
1989

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES



MATURITY DIVERSIFICATION

DAYS                          % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 5/31/99  % OF FUND'S INVESTMENTS
                              11/30/99                                                  11/30/98

  0 - 30                       50.7                     60.5                             75.7

 31 - 90                       27.2                     22.1                             8.6

 91 - 180                      3.6                      16.1                             3.4

181 - 397                      18.5                     1.3                              12.3

WEIGHTED AVERAGE MATURITY

                              11/30/99                 5/31/99                          11/30/98

Fidelity Connecticut          73 DAYS                  40 Days                          45 Days
Municipal Money  Market Fund

Connecticut Tax-Free Money    62 DAYS                  40 Days                          53 Days
Market  Funds Average *



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999                                    AS OF MAY 31, 1999

Variable Rate  Demand Notes                                Variable Rate  Demand Notes
(VRDNs)                          32.2%                     (VRDNs)                        43.8%

Commercial Paper (including                                Commercial Paper (including
CP Mode)                         24.0%                     CP Mode)                       25.1%

Tender Bonds                     13.6%                     Tender Bonds                    7.1%

Municipal Notes                   9.5%                     Municipal Notes                 5.4%

Municipal Money  Market Funds    17.7%                     Municipal Money  Market Funds  13.2%

Other Investments  and Net                                 Other Investments  and Net
Other Assets                      3.0%                     Other Assets                    5.4%

Row: 1, Col: 1, Value: 32.2                                Row: 1, Col: 1, Value: 43.8
Row: 1, Col: 2, Value: 0.0                                 Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 24.0                                Row: 1, Col: 3, Value: 25.1
Row: 1, Col: 4, Value: 13.6                                Row: 1, Col: 4, Value: 7.1
Row: 1, Col: 5, Value: 9.5                                 Row: 1, Col: 5, Value: 5.4
Row: 1, Col: 6, Value: 17.7                                Row: 1, Col: 6, Value: 13.2
Row: 1, Col: 7, Value: 0.0                                 Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.0                                 Row: 1, Col: 8, Value: 5.4


PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets


MUNICIPAL SECURITIES - 101.9%

                                PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONNECTICUT - 82.5%

Connecticut Clean Wtr. Fund     $ 3,195,000           $ 3,195,000
Rev. Bonds Series PA 517,
3.65%, tender 2/1/00
(Liquidity Facility Merrill
Lynch & Co., Inc.) (f)

Connecticut Dev. Auth. Arpt.
Facilities Rev. (Bradley
Arpt.  Hotel Proj.):

Series 1997 A, 3.75%, LOC        3,900,000             3,900,000
Kredietbank, NV, VRDN (b)

Series 1997 C, 3.75%, LOC        830,000               830,000
Fleet Nat'l. Bank, VRDN (b)

Connecticut Dev. Auth. Health
Care Rev.:

(Corp. for Independent Living    3,800,000             3,800,000
Proj.) Series 1990, 3.75%,
LOC Chase Manhattan Bank,
VRDN (b)

Rfdg. (Corp. for Independent     2,565,000             2,565,000
Living Proj.) Series 1999,
3.75%, LOC Cr. Local de
France, VRDN (b)

Connecticut Dev. Auth. Ind.
Dev. Rev.:

(Rojo Enterprises LLC Proj.)     1,700,000             1,700,000
3.95%, LOC Fleet Bank NA,
VRDN (b)

(W.E. Bassett Co. Proj.)         800,000               800,000
Series 1986, 3.6%, LOC
BankBoston NA, VRDN (b)(e)

Rfdg. (Cap. District Energy      6,600,000             6,600,000
Ctr. Proj.) Series 1998,
3.9%, LOC Fleet Nat'l. Bank,
VRDN (b)(e)

Connecticut Dev. Auth. Poll.
Cont. Rev.:

Bonds (New England Pwr. Co.
Proj.) Series 1999:

3.55% tender 2/9/00, CP mode     4,000,000             4,000,000

3.55% tender 3/1/00, CP mode     1,900,000             1,900,000

3.55% tender 3/1/00, CP mode     250,000               250,000

3.75% tender 1/26/00, CP mode    5,900,000             5,900,000

(Connecticut Lt. & Pwr. Co.      9,400,000             9,400,000
Proj.) Series 1996 A, 3.75%
(AMBAC Insured) (BPA Societe
Generale, France), VRDN
(b)(e)

Connecticut Dev. Auth. Rev.
(Exeter Energy Proj.):

Series 1989 A, 4.05%, LOC        6,200,000             6,200,000
Sanwa Bank Ltd., VRDN (b)(e)

Series 1989 B, 4.05%, LOC        4,400,000             4,400,000
Sanwa Bank Ltd., VRDN (b)(e)

Connecticut Gen. Oblig. Bonds:

Series 1998 C, 4% 10/15/00       2,000,000             2,005,240

Series 1999 A4, 4% 6/15/00       8,900,000             8,931,220

Series D, 3.75% 12/1/99          3,200,000             3,200,000

Series PA 338, 3.65%, tender     5,895,000             5,895,000
2/1/00 (Liquidity Facility
Merrill Lynch & Co., Inc.)
(f)

Series PA 347, 3.65%, tender     3,500,000             3,500,000
2/1/00 (Liquidity Facility
Merrill Lynch & Co., Inc.)
(f)

MUNICIPAL SECURITIES -
CONTINUED

                                PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONNECTICUT - CONTINUED

Connecticut Health & Edl.
Facilities Auth. Rev.:

Bonds:

(Ascension Health Cr. Group     $ 13,700,000          $ 13,700,000
Proj.) Series 1999 B, 3.65%,
tender 1/26/00

(Yale Univ. Proj.):

Series S1:

3.4% tender 1/21/00, CP mode     2,000,000             2,000,000

3.4% tender 1/21/00, CP mode     6,000,000             6,000,000

3.6% tender 1/18/00, CP mode     4,600,000             4,600,000

3.7% tender 2/10/00, CP mode     5,000,000             5,000,000

3.75% tender 2/1/00, CP mode     2,435,000             2,435,000

Series S2:

3.45% tender 1/26/00, CP mode    7,500,000             7,500,000

3.45% tender 2/10/00, CP mode    18,200,000            18,200,000

3.55% tender 1/26/00, CP mode    2,000,000             2,000,000

3.65% tender 3/1/00, CP mode     3,300,000             3,300,000

(Pomfret School Issue Proj.)     900,000               900,000
Series A, 3.9%, LOC Cr.
Local de France, VRDN (b)

(Yale Univ. Proj.):

Series U1, 3.85%, VRDN (b)       13,700,000            13,700,000

Series U2, 3.85%, VRDN (b)       13,800,000            13,800,000

Connecticut Hsg. Fin. Auth.:

Bonds (Hsg. Mortgage Fin.        2,000,000             2,000,000
Prog. Proj.) Series 1989 D,
3.6% tender 1/21/00, CP mode
(e)

Participating VRDN:

Series 1997 L, 4.1%              3,670,000             3,670,000
(Liquidity Facility First
Union Nat'l. Bank, North
Carolina) (b)(e)(f)

Series FRRl A4, 3.75%            3,200,000             3,200,000
(Liquidity Facility
Bayerische Hypo-und
Vereinsbank AG) (b)(f)

Series PT 81, 3.86%              2,460,000             2,460,000
(Liquidity Facility Merrill
Lynch &  Co., Inc.) (b)(e)(f)

Series PT 1003, 3.86%            17,985,000            17,985,000
(Liquidity Facility Merrill
Lynch & Co., Inc.) (b)(e)(f)

(Hsg. Mtg. Fin. Prog.) Series    13,670,000            13,670,000
1995 G, 3.75% (AMBAC
Insured) (BPA Morgan
Guaranty Trust Co., NY),
VRDN (b)

Connecticut Hsg. Fin. Auth.
Rev. Bonds:

(Fin. Prog.) Series 1999 B,      2,500,000             2,500,000
3.4%, tender 12/15/99 (e)

(Hsg. Mtg. Fin. Prog.) Series    5,200,000             5,200,000
C2, 3.9%, tender 9/5/00 (e)

Series C1, 3.85%, tender         4,300,000             4,300,000
9/5/00

MUNICIPAL SECURITIES -
CONTINUED

                                PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONNECTICUT - CONTINUED

Connecticut Spl. Assessment
Second Injury Fund:

3.5% 1/27/00, LOC Cr.           $ 8,300,000           $ 8,300,000
Communale De Belgique,  LOC
Cr. Agricole Indosuez, CP

3.55% 1/25/00, LOC Cr.           17,400,000            17,400,000
Communale De Belgique,  LOC
Cr. Agricole Indosuez, CP

3.55% 1/26/00, LOC Cr.           17,500,000            17,500,000
Communale De Belgique,  LOC
Cr. Agricole Indosuez, CP

3.65% 2/1/00, LOC Cr.            6,600,000             6,600,000
Communale De Belgique,  LOC
Cr. Agricole Indosuez, CP

3.65% 2/17/00, LOC Cr.           8,000,000             8,000,000
Communale De Belgique,  LOC
Cr. Agricole Indosuez, CP

3.8% 4/11/00, LOC Cr.            4,700,000             4,700,000
Communale De Belgique,  LOC
Cr. Agricole Indosuez, CP

Connecticut Spl. Assessment
Unemployment Compensation
Advisor Fund Rev.:

Bonds Series 1993 C, 3.38%,      33,480,000            33,480,000
tender 7/1/00  (FGIC
Insured), LOC FGIC-SPI (b)

Rfdg. Bonds Series A, 5.5%       4,400,000             4,441,847
5/15/00 (AMBAC Insured)

Connecticut Spl. Tax Oblig.
Rev.:

Bonds (Tran. Infrastructure      4,300,000             4,329,928
Proj.) Series A, 4.5%
12/1/00 (a)

Participating VRDN Series 52,    2,400,000             2,400,000
3.84% (Liquidity Facility
Morgan Stanley Dean Witter &
Co.) (b)(f)

(Trans. Infrastructure Purp.     33,660,000            33,659,999
Proj.) Series 1, 3.8%,  LOC
Commerzbank AG, VRDN (b)

Groton Town BAN:

Series A, 3.5% 6/13/00           2,200,000             2,204,772

Series B, 3.5% 6/13/00           5,318,000             5,329,535

Hartford Redev. Agcy.            11,945,000            11,945,000
Multi-family Mtg. Rev. Rfdg.
(Underwood Tower Proj.) 3.8%
(FSA Insured)  (BPA Societe
Generale, France), VRDN (b)

New Britain Gen. Oblig.          3,000,000             3,000,000
Series 1999, 3.75%  (AMBAC
Insured) (BPA Bank of Nova
Scotia), VRDN (b)

New Haven Facilities Rev.        2,100,000             2,100,000
(Starter Sportswear Proj.)
Series 1986, 3.65%, LOC
Fleet Bank NA, VRDN (b)(e)

Norwich Gen. Oblig. BAN 4.1%     4,800,000             4,810,371
5/16/00

Old Saybrook Gen. Oblig. BAN     2,675,000             2,675,134
3.75% 12/7/99

Orange Gen. Oblig. BAN 3.8%      4,000,000             4,010,929
8/16/00

Seymour Gen. Oblig. BAN 4.25%    8,500,000             8,528,305
9/20/00 (a)

MUNICIPAL SECURITIES -
CONTINUED

                                PRINCIPAL AMOUNT      VALUE (NOTE 1)

CONNECTICUT - CONTINUED

Shelton Gen. Oblig. BAN:

3.25% 12/1/99                   $ 1,250,000           $ 1,250,000

4.25% 11/21/00 (a)               7,200,000             7,229,016

4.375% 11/21/00 (a)              6,100,000             6,130,012

Stamford Gen. Oblig. Bonds       3,000,000             3,014,844
4.5% 7/15/00

Stratford Gen. Oblig. BAN        6,000,000             6,011,400
3.75% 8/23/00

Windsor Gen. Oblig. BAN 3.75%    3,700,000             3,701,688
1/19/00

                                                       439,844,240

PUERTO RICO - 1.7%

Puerto Rico Commonwealth Pub.    4,745,000             4,745,000
Impt. Rev. Participating
VRDN Series PA 97, 3.71%
(Liquidity Facility Merrill
Lynch & Co., Inc.) (b)(f)

Puerto Rico Elec. Pwr. Auth.     4,195,000             4,195,000
Pwr. Rev. Participating VRDN
Series PA 311, 3.71%
(Liquidity Facility Merrill
Lynch &  Co., Inc.) (b)(f)

                                                       8,940,000

                                SHARES

OTHER - 17.7%

Municipal Central Cash Fund      94,203,319            94,203,319
3.90% (c)(d)

TOTAL INVESTMENT PORTFOLIO -                          542,987,559
101.9%

NET OTHER ASSETS - (1.9)%                            (10,039,091)

NET ASSETS - 100%                                   $ 532,948,468

Total Cost for Income Tax Purposes                  $ 542,987,559

SECURITY TYPE ABBREVIATIONS

BAN - BOND ANTICIPATION NOTE

CP  - COMMERCIAL PAPER

VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) Security purchased on a delayed delivery or when-issued basis.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(d) The rate quoted is the annualized seven-day yield of the fund at period end.

(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(f) Provides evidence of ownership in one or more underlying municipal bonds.

INCOME TAX INFORMATION

At November 30, 1999, the fund had a capital loss carryforward of approximately $33,000 of which $4,000, $3,000, $7,000 and $19,000 will expire on November 30, 2002, 2003, 2005 and 2006, respectively.

During the fiscal year ended 1999, 100% of the fund's income dividends was free from federal income tax, and 16.86% of the fund's income dividends was subject to the federal alternative minimum tax
(unaudited).

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                         NOVEMBER 30, 1999

ASSETS

Investment in securities, at                 $ 542,987,559
value -  See accompanying
schedule

Receivable for investments                    8,918,945
sold

Receivable for fund shares                    6,680,827
sold

Interest receivable                           3,091,774

Prepaid expenses                              1,566

 TOTAL ASSETS                                 561,680,671

LIABILITIES

Payable for investments        $ 26,226,936
purchased on a delayed
delivery basis

Payable for fund shares         2,187,608
redeemed

Distributions payable           52,712

Accrued management fee          165,406

Other payables and accrued      99,541
expenses

 TOTAL LIABILITIES                            28,732,203

NET ASSETS                                   $ 532,948,468

Net Assets consist of:

Paid in capital                              $ 532,981,316

Accumulated net realized gain                 (32,848)
(loss) on investments

NET ASSETS, for 532,981,228                  $ 532,948,468
shares outstanding

NET ASSET VALUE, offering                     $1.00
price and redemption price
per share ($532,948,468
(divided by) 532,981,228
shares)

STATEMENT OF OPERATIONS
                             YEAR ENDED NOVEMBER 30, 1999

INTEREST INCOME                              $ 16,517,854

EXPENSES

Management fee                  $ 1,998,514

Transfer agent fees              676,700

Accounting fees and expenses     87,094

Non-interested trustees'         1,662
compensation

Custodian fees and expenses      21,010

Registration fees                35,765

Audit                            22,532

Legal                            28,719

Miscellaneous                    15,195

 Total expenses before           2,887,191
reductions

 Expense reductions              (35,889)     2,851,302

NET INTEREST INCOME                           13,666,552

NET REALIZED GAIN (LOSS) ON                   3,924
INVESTMENTS

NET INCREASE IN NET ASSETS                   $ 13,670,476
RESULTING FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 13,666,552                  $ 12,938,963

 Net realized gain (loss)         3,924                         (18,425)

 NET INCREASE (DECREASE) IN       13,670,476                    12,920,538
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (13,666,552)                  (12,938,963)
from net interest income

Share transactions at net         1,451,002,966                 1,319,043,753
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  12,978,333                    12,271,598
distributions from net
interest income

 Cost of shares redeemed          (1,419,026,955)               (1,230,483,349)

 NET INCREASE (DECREASE) IN       44,954,344                    100,832,002
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       44,958,268                    100,813,577
IN NET ASSETS

NET ASSETS

 Beginning of period              487,990,200                   387,176,623

 End of period                   $ 532,948,468                 $ 487,990,200


FINANCIAL HIGHLIGHTS

YEARS ENDED NOVEMBER 30,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
of period

Income from Investment            .026       .029       .030       .029       .032
Operations Net interest
income

Less Distributions

From net interest income          (.026)     (.029)     (.030)     (.029)     (.032)

Net asset value, end of period   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN A                    2.63%      2.94%      3.05%      2.98%      3.29%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 532,948  $ 487,990  $ 387,177  $ 339,487  $ 321,870
(000 omitted)

Ratio of expenses to average      .55%       .56%       .58%       .59%       .61%
net assets

Ratio of expenses to average      .54% B     .56%       .57% B     .58% B     .61%
net assets after expense
reductions

Ratio of net interest income      2.60%      2.90%      3.00%      2.93%      3.24%
to average net assets


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Connecticut Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan Connecticut Municipal Money Market Fund and Fidelity Connecticut Municipal Money Market Fund (the money market funds) are funds of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Connecticut. The following summarizes the significant accounting policies of the income fund and the money market funds:

SECURITY VALUATION.

INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

MONEY MARKET FUNDS. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market funds, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.

EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions and losses deferred due to futures transactions and excise tax regulations. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the income fund less than 180 days are subject to a short-term trading fee equal to
 .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

DELAYED DELIVERY TRANSACTIONS AND WHEN ISSUED SECURITIES. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a delayed delivery basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery security.

2. OPERATING POLICIES -
CONTINUED

DELAYED DELIVERY TRANSACTIONS AND WHEN ISSUED SECURITIES - CONTINUED

 With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. PURCHASES AND SALES OF INVESTMENTS.

INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $84,114,084 and $91,819,965, respectively.

The market value of futures contracts opened and closed during the period amounted to $28,464,281 and $23,904,391, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the investment adviser for Fidelity Connecticut Municipal Money Market Fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .38% of average net assets for Fidelity Connecticut Municipal Money Market Fund.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

As the investment advisor for the income fund and Spartan Connecticut Municipal Money Market Fund, FMR receives a fee that is computed daily at an annual rate of .55% and .50% of average net assets for the income fund and Spartan Connecticut Municipal Money Market Fund, respectively. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the income fund and Spartan Connecticut Municipal Money Market Fund is reduced by an amount equal to the fees and expenses paid by each fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to Spartan Connecticut Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $1,485 for the period.

SUB-ADVISER FEE. As the income fund's and money market funds' investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

TRANSFER AGENT AND ACCOUNTING FEES. Effective June 21, 1999 Citibank, N.A. (Citibank) replaced UMB Bank, n.a. as the custodian, transfer agent and shareholder servicing agent for Fidelity Connecticut Municipal Money Market Fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fee was equivalent to an annual rate of .13% of average net assets for Fidelity Connecticut Municipal Money Market Fund.

MONEY MARKET INSURANCE. Pursuant to an Exemptive Order issued by the SEC, the money market funds, along with other money market funds advised by FMR or its affiliates, have entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, effective January 1, 1999. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. Each money market fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MONEY MARKET INSURANCE - CONTINUED

exceed certain levels. Fidelity Connecticut Municipal Money Market fund paid premiums of $18,793 to FIDFUNDS, which are being amortized over one year. FMR has borne the cost of Spartan Connecticut Municipal Money Market Fund's premium payable to FIDFUNDS.

5. EXPENSE REDUCTIONS.

 Through arrangements with the funds' custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of each fund's expenses. During the period, the income fund's, Spartan Connecticut Municipal Money Market Fund's and Fidelity Connecticut Municipal Money Market Fund's expenses were reduced by $203,431, $12,933 and $35,889, respectively, under these arrangements.

Effective January 1, 2000, FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commission and extraordinary expenses, if any) for the income fund above an annual rate of .53% of the fund's average net assets.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Court Street Trust and Fidelity Court
Street Trust II and the Shareholders of Spartan Connecticut Municipal Income Fund, Spartan Connecticut Municipal Money Market Fund and
Fidelity Connecticut Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Connecticut Municipal Income Fund (a fund of Fidelity Court Street Trust), Spartan Connecticut Municipal Money Market Fund and Fidelity Connecticut Municipal Money Market Fund (funds of Fidelity Court Street Trust II) at November 30, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 10, 2000

PROXY VOTING RESULTS


A special meeting of Spartan Connecticut Municipal Income Fund's shareholders was held on December 15, 1999. The results of votes taken among shareholders on proposals before them are reported below.

PROPOSAL 1

To elect a Board of Trustees.*

               # OF               % OF
               VOTES CAST         VOTES CAST
RALPH F. COX
Affirmative    3,135,419,311.04   97.006

Withheld       96,777,025.22      2.994

TOTAL          3,232,196,336.26   100.000

PHYLLIS BURKE DAVIS
Affirmative    3,132,582,110.71   96.918

Withheld       99,614,225.55      3.082

TOTAL          3,232,196,336.26   100.000

ROBERT M. GATES
Affirmative    3,135,664,806.55   97.013

Withheld       96,531,529.71      2.987

TOTAL          3,232,196,336.26   100.000

EDWARD C. JOHNSON 3D
Affirmative    3,134,639,545.56   96.982

Withheld       97,556,790.70      3.018

TOTAL          3,232,196,336.26   100.000

DONALD J. KIRK
Affirmative    3,136,284,719.58   97.033

Withheld       95,911,616.68      2.967

TOTAL          3,232,196,336.26   100.000

PETER S. LYNCH
Affirmative    3,138,556,508.13   97.103

Withheld       93,639,828.13      2.897

TOTAL          3,232,196,336.26   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST
WILLIAM O. MCCOY
Affirmative    3,136,319,971.15   97.034

Withheld       95,876,365.11      2.966

TOTAL          3,232,196,336.26   100.000

GERALD C. MCDONOUGH
Affirmative    3,128,315,051.03   96.786

Withheld       103,881,285.23     3.214

TOTAL          3,232,196,336.26   100.000

MARVIN L. MANN
Affirmative    3,136,894,405.50   97.051

Withheld       95,301,930.76      2.949

TOTAL          3,232,196,336.26   100.000

ROBERT C. POZEN
Affirmative    3,137,057,584.79   97.057

Withheld       95,138,751.47      2.943

TOTAL          3,232,196,336.26   100.000

THOMAS R. WILLIAMS
Affirmative    3,128,882,711.68   96.804

Withheld       103,313,624.58     3.196

TOTAL          3,232,196,336.26   100.000

NED C. LAUTENBACH
Affirmative    3,137,914,510.94   97.083

Withheld       94,281,825.32      2.917

TOTAL          3,232,196,336.26   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    201,248,555.98   95.314

Against        4,173,964.35     1.977

Abstain        5,719,244.36     2.709

TOTAL          211,141,764.69   100.000

PROPOSAL 3

To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.*

                    # OF               % OF
                    VOTES CAST         VOTES CAST
Affirmative         2,887,949,756.03   90.562

Against             150,460,756.38     4.718

Abstain             150,503,417.13     4.720

TOTAL               3,188,914,929.54   100.000

Broker Non-Votes    43,281,406.72

PROPOSAL 5

To approve an amended management contract for the fund, including a management fee structure change.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         181,558,028.01   86.834

Against             13,222,102.88    6.324

Abstain             14,306,283.91    6.842

TOTAL               209,086,414.80   100.000

Broker Non-Votes    2,055,349.89

PROPOSAL 8

To eliminate the fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         179,326,033.01   85.766

Against             15,874,001.04    7.593

Abstain             13,886,380.75    6.641

TOTAL               209,086,414.80   100.000

Broker Non-Votes    2,055,349.89

*DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

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INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER
Fidelity Investments
Money Management, Inc. (FIMM)
Merrimack, NH

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President -
INCOME FUND
Boyce I. Greer, Vice President -
MONEY MARKET FUNDS
George A. Fischer, Vice President -
INCOME FUND
Scott A. Orr, Vice President -
MONEY MARKET FUNDS
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

CTR-ANN-0100  88393
1.539232.102


ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
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New York NY
  and
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Boston, MA
CUSTODIAN
Citibank N.A.
New York NY

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(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


SPARTAN(REGISTERED TRADEMARK)
MUNICIPAL INCOME
FUND

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   57  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  61  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  66  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          67

PROXY VOTING RESULTS   68

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN MUNICIPAL INCOME           -1.44%       42.34%        89.86%

LB Municipal Bond                  -1.07%       43.83%        97.77%

LB 3 Plus Year Municipal Bond      -1.59%       44.68%        n/a

General Municipal Debt Funds       -3.51%       37.09%        85.59%
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more. Beginning with this report, the fund will compare itself to the Lehman Brothers 3 Plus Year Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of three years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 264 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN MUNICIPAL INCOME           -1.44%       7.32%         6.62%

LB Municipal Bond                  -1.07%       7.54%         7.06%

LB 3 Plus Year Municipal Bond      -1.59%       7.67%         n/a

General Municipal Debt Funds       -3.51%       6.50%         6.37%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Spartan Municipal Income    LB Municipal Bond
             00037                       LB015
  1989/11/30      10000.00                    10000.00
  1989/12/31      10083.15                    10081.80
  1990/01/31       9976.90                    10034.11
  1990/02/28      10107.53                    10123.42
  1990/03/31      10118.97                    10126.45
  1990/04/30       9936.95                    10053.14
  1990/05/31      10211.13                    10272.60
  1990/06/30      10320.18                    10362.89
  1990/07/31      10479.94                    10515.23
  1990/08/31      10370.93                    10362.55
  1990/09/30      10449.17                    10368.45
  1990/10/31      10588.05                    10556.54
  1990/11/30      10890.75                    10768.83
  1990/12/31      10937.60                    10815.67
  1991/01/31      11080.06                    10960.82
  1991/02/28      11149.41                    11056.18
  1991/03/31      11185.28                    11060.16
  1991/04/30      11338.31                    11207.26
  1991/05/31      11438.17                    11306.89
  1991/06/30      11438.78                    11295.70
  1991/07/31      11604.95                    11433.28
  1991/08/31      11707.47                    11583.86
  1991/09/30      11801.05                    11734.68
  1991/10/31      11912.00                    11840.29
  1991/11/30      11938.00                    11873.33
  1991/12/31      12050.68                    12128.13
  1992/01/31      12174.38                    12155.78
  1992/02/29      12199.29                    12159.67
  1992/03/31      12211.25                    12164.17
  1992/04/30      12328.01                    12272.43
  1992/05/31      12446.33                    12416.88
  1992/06/30      12618.91                    12625.23
  1992/07/31      12942.66                    13003.74
  1992/08/31      12770.40                    12876.95
  1992/09/30      12804.68                    12961.16
  1992/10/31      12591.48                    12833.76
  1992/11/30      12918.24                    13063.61
  1992/12/31      13058.12                    13196.99
  1993/01/31      13240.87                    13350.47
  1993/02/28      13728.17                    13833.36
  1993/03/31      13628.72                    13687.14
  1993/04/30      13758.36                    13825.24
  1993/05/31      13838.21                    13902.94
  1993/06/30      14041.84                    14134.98
  1993/07/31      14046.72                    14153.49
  1993/08/31      14351.95                    14448.17
  1993/09/30      14559.51                    14612.73
  1993/10/31      14574.85                    14640.94
  1993/11/30      14457.52                    14511.95
  1993/12/31      14770.08                    14818.30
  1994/01/31      14932.52                    14987.52
  1994/02/28      14552.14                    14599.35
  1994/03/31      13878.83                    14004.86
  1994/04/30      13950.94                    14123.62
  1994/05/31      14037.88                    14246.07
  1994/06/30      13958.44                    14159.03
  1994/07/31      14221.86                    14418.57
  1994/08/31      14273.52                    14468.45
  1994/09/30      14061.47                    14256.06
  1994/10/31      13767.76                    14002.87
  1994/11/30      13338.21                    13749.70
  1994/12/31      13669.82                    14052.33
  1995/01/31      14135.82                    14453.94
  1995/02/28      14544.91                    14874.26
  1995/03/31      14583.02                    15045.17
  1995/04/30      14590.32                    15062.92
  1995/05/31      15045.38                    15543.58
  1995/06/30      14813.84                    15408.35
  1995/07/31      14921.07                    15554.42
  1995/08/31      15103.78                    15751.65
  1995/09/30      15220.32                    15851.36
  1995/10/31      15439.19                    16081.84
  1995/11/30      15731.78                    16348.64
  1995/12/31      15881.47                    16505.75
  1996/01/31      16012.98                    16630.37
  1996/02/29      15946.56                    16518.11
  1996/03/31      15742.29                    16307.01
  1996/04/30      15678.22                    16260.86
  1996/05/31      15682.37                    16254.36
  1996/06/30      15867.88                    16431.37
  1996/07/31      16017.27                    16580.89
  1996/08/31      16021.35                    16576.91
  1996/09/30      16209.32                    16808.99
  1996/10/31      16400.38                    16999.10
  1996/11/30      16736.70                    17310.18
  1996/12/31      16666.75                    17237.48
  1997/01/31      16682.99                    17270.06
  1997/02/28      16827.58                    17428.60
  1997/03/31      16609.60                    17196.27
  1997/04/30      16747.15                    17340.21
  1997/05/31      16984.12                    17601.00
  1997/06/30      17192.19                    17788.45
  1997/07/31      17681.41                    18281.19
  1997/08/31      17501.69                    18109.90
  1997/09/30      17711.93                    18324.86
  1997/10/31      17812.96                    18442.69
  1997/11/30      17911.43                    18551.14
  1997/12/31      18204.36                    18821.80
  1998/01/31      18407.86                    19016.04
  1998/02/28      18387.68                    19021.74
  1998/03/31      18389.89                    19038.48
  1998/04/30      18287.84                    18952.62
  1998/05/31      18567.48                    19252.64
  1998/06/30      18639.86                    19328.49
  1998/07/31      18685.24                    19377.01
  1998/08/31      18967.37                    19676.38
  1998/09/30      19218.95                    19921.55
  1998/10/31      19204.88                    19921.15
  1998/11/30      19262.73                    19991.08
  1998/12/31      19304.17                    20041.45
  1999/01/31      19531.67                    20279.75
  1999/02/28      19405.00                    20191.12
  1999/03/31      19437.52                    20219.19
  1999/04/30      19481.30                    20269.54
  1999/05/31      19359.42                    20152.18
  1999/06/30      19050.03                    19861.98
  1999/07/31      19127.86                    19934.28
  1999/08/31      18989.22                    19774.81
  1999/09/30      18986.51                    19782.91
  1999/10/31      18799.76                    19568.47
  1999/11/30      18986.09                    19776.68
IMATRL PRASUN   SHR__CHT 19991130 19991213 143826 R00000000000123

$10,000 OVER 10 YEARS: Let's say, hypothetically, that $10,000 was invested in Spartan Municipal Income Fund on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have grown to $18,986 - an 89.86% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,777 - a 97.77% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the share
price, return and yield of a
fund that invests in bonds will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

TOTAL RETURN COMPONENTS

                  YEARS ENDED NOVEMBER 30,

                  1999                      1998   1997   1996   1995

Dividend returns  4.58%                     5.00%  5.32%  5.30%  6.54%

Capital returns   -6.02%                    2.54%  1.70%  1.09%  11.41%

Total returns     -1.44%                    7.54%  7.02%  6.39%  17.95%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED NOVEMBER 30, 1999  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share              4.89(cents)   29.69(cents)   59.53(cents)

Annualized dividend rate         4.92%         4.84%          4.76%

30-day annualized yield          4.91%         -              -

30-day annualized                7.67%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.09 over the past one month, $12.23 over the past six months and $12.51 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Although November saw the Federal
Reserve Board levy its third 0.25%
interest-rate hike of 1999, the
municipal bond market responded
with its best single-month
performance since January. This
improvement in investor sentiment -
perhaps anticipating that the Fed's
latest rate hike would be its last for
a while - was a key contributor to
the market's improved outlook.
However, for the 12-month period
ending November 30, 1999, munis
overall dwelled in negative territory,
as the Lehman Brothers Municipal
Bond Index - an index of
approximately 50,000
investment-grade, fixed-rate,
tax-exempt bonds - declined
1.07%. A big story throughout the
year was supply, or lack thereof.
Municipal issuance fell 16.9%
through the first three quarters of
1999 compared to the same period
in 1998. Unfortunately, demand
also was tepid as the strong U.S.
economy continued to sway
investors toward higher-yielding -
and higher-risk - alternatives. Late in
the period, though, as the Fed
sought to cool down the economy
and municipal yields became more
attractive, demand showed signs of
improving. In comparison to other
bonds, munis had mixed results.
Municipal performance soundly
trounced Treasuries, as the Lehman
Brothers Long-Term Government
Bond Index fell 7.52% during the
period. Meanwhile, the Lehman
Brothers Aggregate Bond Index - a
broad measure of the taxable
bond market - posted a
marginally negative return of
-0.04%.

(photograph of George Fischer)

An interview with George Fischer, Portfolio Manager of Spartan
Municipal Income Fund

Q. HOW DID THE FUND PERFORM, GEORGE?

A. Rising interest rates put significant pressure on bond prices, although the fund performed better than its peers. For the 12-month period that ended November 30, 1999, the fund had a total return of -1.44%. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned -3.51% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Municipal Bond Index returned -1.07%. An additional benchmark, the Lehman Brothers 3 Plus Year Municipal Bond Index, returned -1.59%. The fund is managed to have similar overall interest-rate risk to the new benchmark index, which excludes securities with maturities of less than three years and is more representative of the fund's investment universe.

Q. WHY DID THE FUND OUTPACE ITS PEERS?

A. The main reason was the fund's defensive posture. By defensive, I'm referring to its stake in bonds that tended to hold their value better under adverse market conditions. First, the fund's focus on high quality securities - over half of the fund's net assets were in bonds rated Aaa - was a big plus. Problems with scattered lower-rated Baa securities prompted investors to demand higher yields, causing many Baa-rated securities to underperform higher-rated securities. The fund's emphasis on intermediate-maturity bonds also was a plus. Because intermediates are less interest-rate sensitive than longer-term bonds, they outperformed their longer-term counterparts as interest rates rose.

Q. WHAT OTHER "DEFENSIVE" TYPE OF BONDS HELD UP RELATIVELY WELL?

A. The fund had a relatively large stake in premium coupon bonds with interest rates of 5.5% to 6.0%, which generally held up better than lower coupon bonds. Premiums, as they are known, carry coupons higher than prevailing interest rates and are attractive for several reasons. First, they're more likely than discount bonds - which carry interest rates below prevailing rates - to be advance refunded, a refinancing-like process that generally is positive for their prices. Second, premium bonds are somewhat protected from the unfavorable tax treatment and price performance that can hurt discount bonds when interest rates rise. Finally, individual investors - who account for a significant portion of municipal bond demand - tend to shy away from premium coupon bonds in favor of par bonds - those that carry coupons at prevailing rates. As a result, I'm often able to buy premiums at attractive prices relative to comparably rated par bonds with similar maturities.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Yes, there were. Longer-maturity discount bonds proved to be some of the market's worst performers early in the period, although the fund had only small holdings in them. I focused on premium coupon bonds, emphasizing intermediate-maturity bonds set to mature within seven to 15 years. For bonds with maturities of 15 years or longer, the extra income for each successive year was not, in my opinion, attractive given the level of risk inherent in longer-term bonds. In addition, the fund's stake in health care bonds detracted from performance. Cutbacks in federally funded health care payments hurt the health care sector as a whole. While the fund was not immune from those troubles, it did have a smaller stake in health care bonds than many of its peers.

Q. GEORGE, WHAT'S YOUR OUTLOOK?

A. As it usually is, the direction of interest rates will be the primary factor that determines the municipal market's performance. It's not clear at this point whether the Federal Reserve Board is finished raising interest rates as it did in June, August and November, or whether those rate hikes were just a preview of things to come. But other factors - namely supply and demand - also will play a role. If interest rates remain stable or move higher, I would expect the supply of municipals to continue to taper off as issuers slow down their refinancing and new issuance activity. We've also seen an increase in the demand for municipal bonds as individual investors look to lock in higher yields. To the extent that investors continue on that course, the more municipals likely will benefit. Since longer-maturity and lower-quality bonds have performed poorly over the past several months, there may be opportunities to pick up attractively priced, higher-yielding securities. But I plan to be very selective, keeping the bulk of the fund's investments in high-quality, intermediate-maturity bonds that I feel offer the best combination of reward and risk.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: a high level of income
free from federal income tax

FUND NUMBER: 037

TRADING SYMBOL: FHIGX

START DATE: December 1, 1977

SIZE: as of November 30,
1999, more than $4.2
billion

MANAGER: George Fischer,
since 1998; manager,
various Fidelity and Spartan
municipal income funds;
joined Fidelity in 1989

GEORGE FISCHER ON CHOOSING
INVESTMENTS FOR THE FUND:

"When selecting individual bonds
for inclusion in the fund, credit
research is always the starting
point. Using a very rigorous research
process - and with the help of
Fidelity's credit research team - I
look for investment-grade bonds
from issuers that have strong
underlying economics and are
well-managed. After completing
careful credit research, I then
consider structural
characteristics, such as maturity,
call features, coupons and others.
Because so much of the municipal
market is insured, it's often
challenging to add value through
credit research. So I look for
opportunities to take advantage of
pricing anomalies that creep up
due to a bond's structural
characteristics."

(solid bullet) General obligation bonds
(GOs) were the fund's largest sector
concentration throughout the
past year, making up 26.8% of net
assets at the end of the period. A
GO is backed by the full faith and
credit - which includes the taxing
power - of a city, county, state or
other issuer. GOs are repaid through
general revenues - including
individual and corporate taxes
- collected by the issuer.

INVESTMENT CHANGES



TOP FIVE STATES AS OF
NOVEMBER 30, 1999

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                      MONTHS AGO

New York                       16.2                    15.5

Texas                          9.8                     10.8

Massachusetts                  7.9                     7.4

Illinois                       7.1                     6.7

California                     5.9                     7.3

TOP FIVE SECTORS AS OF
NOVEMBER 30, 1999

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                      MONTHS AGO

General Obligations            26.8                    26.8

Electric Utilities             13.7                    14.2

Transportation                 10.9                    11.3

Health Care                    10.4                    7.9

Water & Sewer                  9.6                     7.6

AVERAGE YEARS TO MATURITY AS
OF NOVEMBER 30, 1999

                                                       6 MONTHS AGO

Years                          14.2                    12.9


AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF NOVEMBER 30,
1999

                                    6 MONTHS AGO

Years                         7.2   6.5

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION
(MOODY'S RATINGS)

AS OF NOVEMBER 30, 1999

Aaa               57.1%
Aa, A             31.3%
Baa                9.3%
Ba and Below       0.0%
Not Rated          2.0%
Short-term
investments        0.3%

Row: 1, Col: 1, Value: 57.1
Row: 1, Col: 2, Value: 31.3
Row: 1, Col: 3, Value: 9.300000000000001
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 2.0
Row: 1, Col: 6, Value: 0.3

AS OF MAY 31, 1999

Aaa               57.3%
Aa, A             30.2%
Baa                8.8%
Ba and Below       1.1%
Not Rated          1.7%
Short-term
investments        0.9%

Row: 1, Col: 1, Value: 57.3
Row: 1, Col: 2, Value: 30.2
Row: 1, Col: 3, Value: 8.800000000000001
Row: 1, Col: 4, Value: 1.1
Row: 1, Col: 5, Value: 1.7
Row: 1, Col: 6, Value: 0.9

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

SPARTAN MUNICIPAL INCOME FUND

INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



MUNICIPAL BONDS - 98.1%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ALABAMA - 0.3%

Cullman Med. Park South Med.      Baa2      $ 4,000                              $ 3,938
Clinic Board Rev. Rfdg.
(Cullman Reg'l. Med. Ctr.
Proj.) Series A, 6.5% 2/15/23

Huntsville Gen. Oblig. Rfdg.      Aa2        2,200                                2,302
Series D, 6% 8/1/08

Mobile Wtr. & Swr.                A          5,100                                5,337
Commissioners Wtr. & Swr.
Rev. Rfdg. 6.5% 1/1/09

                                                                                  11,577

ALASKA - 1.4%

Alaska Student Ln. Corp.
Student Ln. Rev.:

(State Assisted Proj.) Series
A:

5.9% 7/1/03 (AMBAC Insured)       Aaa        2,070                                2,128
(g)

6% 7/1/04 (AMBAC Insured) (g)     Aaa        2,500                                2,566

Series A:

5.15% 7/1/05 (AMBAC Insured)      Aaa        1,500                                1,517
(g)

5.55% 7/1/03 (AMBAC Insured)      Aaa        1,300                                1,336
(g)

5.65% 7/1/04 (AMBAC Insured)      Aaa        1,300                                1,336
(g)

7.3% 7/1/00 (AMBAC Insured)       Aaa        4,600                                4,680
(g)

North Slope Borough (Cap.
Appreciation):

Series A:

0% 6/30/01 (MBIA Insured)         Aaa        5,000                                4,667

0% 6/30/01 (MBIA Insured)         Aaa        1,400                                1,307

Series B:

0% 1/1/03 (MBIA Insured)          Aaa        6,000                                5,202

0% 6/30/05 (FSA Insured)          Aaa        4,500                                3,426

Valdez Marine Term. Rev. Rfdg.:

(BP Pipeline, Inc. Proj.)         Aa2        28,205                               25,565
Series B, 5.5% 10/1/28

(Mobil Oil Co./Alaska             Aa2        7,000                                6,579
Pipeline Proj.) 5.75% 11/1/28

                                                                                  60,309

ARIZONA - 1.5%

Arizona Health Facilities         A2         10,000                               9,808
Auth. Hosp. Sys. Rev.
(Phoenix Children's Hosp.
Proj.) Series A, 6.25%
11/15/29

Arizona Student Ln.               Aaa        2,000                                1,962
Acquisition Auth. Student
Ln. Rev. Rfdg. Series A1,
5.9% 5/1/24 (g)

Arizona Trans. Board Hwy.         Aa2        2,000                                2,090
Rev. Sub-Series A, 6.25%
7/1/04 (Pre-Refunded to
7/1/00 @ 10/1/05

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ARIZONA - CONTINUED

Chandler Gen. Oblig. Rfdg.:

(Cap. Appreciation):

0% 7/1/05 (FGIC Insured)          Aaa       $ 5,700                              $ 4,342

0% 7/1/08 (FGIC Insured)          Aaa        1,700                                1,092

7.375% 7/1/09 (FGIC Insured)      Aaa        1,000                                1,167

Maricopa County Cmnty.            Aa1        19,000                               19,153
College District  Series B,
5.25% 7/1/10

Maricopa County Hosp. Rev.
Rfdg. (Sun Health Corp.
Proj.):

5.4% 4/1/05                       Baa1       2,935                                2,934

5.65% 4/1/06                      Baa1       3,625                                3,653

Maricopa County Ind. Dev.         Baa1       3,345                                3,217
Auth. Health Facilities Rev.
(Catholic Health Care West
Proj.)  Series A, 4% 7/1/02

Maricopa County Ind. Dev.         Aaa        2,000                                2,302
Auth. Hosp. Facilities Rev.
Rfdg. (Samaritan Health
Svcs. Proj.)  Series A, 7%
12/1/16 (MBIA Insured)

Maricopa County School            Aaa        2,660                                2,026
District #1 Rfdg.  (Cap.
Appreciation) (Phoenix
Elementary Proj.) Second
Series, 0% 7/1/05 (MBIA
Insured)

Maricopa County Unified           Aaa        3,050                                2,080
School District #69 Rfdg.
(Cap. Appreciation)
(Paradise Valley Proj.)
Second Series, 0% 7/1/07
(AMBAC Insured)

Pima County Ctfs. of Prtn.:

4.75% 1/1/04 (MBIA Insured)       Aaa        2,060                                2,071

4.9% 1/1/06 (MBIA Insured)        Aaa        2,000                                2,008

Pima County Unified School        Aaa        2,000                                2,273
District #1 Tucson (Tucson
Proj.) Series 1989 G, 8%
7/1/04 (MBIA Insured)

                                                                                  62,178

ARKANSAS - 0.5%

Arkansas Dev. Fin. Auth. Rev.     A          4,500                                4,700
(Cap. Asset Proj.) Series B,
7.1% 3/1/08 (Pre-Refunded to
3/1/01 @ 102)

Arkansas Gen. Oblig. (Cap.
Appreciation) (College
Savings Proj.):

Series A:

0% 6/1/03                         Aa3        1,280                                1,093

0% 6/1/04                         Aa3        1,110                                900

Series C, 0% 6/1/05               Aa3        2,130                                1,640

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ARKANSAS - CONTINUED

Little Rock Arpt. Passenger       Aaa       $ 1,220                              $ 1,221
Facilities Charge Rev. 5.65%
5/1/16 (AMBAC Insured) (g)

North Little Rock Elec. Rev.
Rfdg. Series A:

6.15% 7/1/03 (MBIA Insured)       Aaa        3,245                                3,419

6.5% 7/1/10 (MBIA Insured)        Aaa        3,840                                4,234

Pulaski County Health             Aaa        1,750                                1,882
Facilities Board Rev. Rfdg.
(Sisters Charity
Nazareth-Saint Vincents
Infirmary Proj.) 6.05%
11/1/09  (MBIA Insured)
(Escrowed to Maturity) (h)

Rogers Sales & Use Tax Rev.       A1         1,305                                1,300
5% 11/1/15

                                                                                  20,389

CALIFORNIA - 5.9%

California Dept. of Wtr.          Aa2        4,000                                3,545
Resources Wtr. Sys. Rev.
(Wtr. Sys. Proj.) Series O,
5% 12/1/22

California Ed. Facilities
Auth. Rev.:

(Stanford Univ. Proj.) Series     Aaa        10,525                               9,535
N, 5.2% 12/1/27

Rfdg.:

(Stanford Univ. Proj.) Series     Aaa        9,000                                7,988
O, 5.125% 1/1/31

(Univ. of Southern California     Aa2        4,410                                3,917
Proj.) Series C, 5.125%
10/1/28

California Gen. Oblig.:

5.25% 10/1/13                     Aa3        5,000                                4,964

5.25% 10/1/17                     Aa3        1,500                                1,431

6.3% 9/1/10                       Aa3        4,000                                4,412

7% 10/1/09                        Aa3        1,000                                1,158

California Health Facilities      A2         27,600                               26,874
Fin. Auth. Rev.
(Cedars-Sinai Med. Ctr.
Proj.) Series A, 6.125%
12/1/30

California Hsg. Fin. Agcy.
Rev.:

(Cap. Appreciation) (Home         Aa2        187                                  46
Mtg. Single Family Proj.)
Series 1983 A, 0% 2/1/15

(Home Mtg. Proj.):

Series B, 5.2% 8/1/26 (MBIA       Aaa        3,295                                3,303
Insured) (g)

Series G:

5.9% 2/1/09 (MBIA Insured) (g)    Aaa        1,000                                1,023

5.9% 8/1/09 (MBIA Insured) (g)    Aaa        2,000                                2,044

Series R, 6.15% 8/1/27 (MBIA      Aaa        4,500                                4,498
Insured) (g)

Rfdg. (Home Mtg. Proj.)           Aaa        2,015                                2,012
Series A, 5.3% 8/1/14 (MBIA
Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CALIFORNIA - CONTINUED

California Poll. Cont. Fing.      Ba1       $ 5,235                              $ 5,281
Auth. Resource Recovery Rev.
(Waste Mgmt., Inc. Proj.)
Series A, 7.15% 2/1/11 (g)

California Pub. Works Board
Lease Rev.:

(Dept. of Corrections State       A1         1,500                                1,423
Prison, Susanville Proj.)
Series D 5.375% 6/1/18

(Dept. of Corrections, Madera     A1         2,500                                2,492
State Prison Proj.) Series
E, 5.5% 6/1/15

(Substance Abuse Treatment        Aaa        3,750                                3,767
Facilities, Corcoran II
Proj.) Series A, 5.5% 1/1/14
(AMBAC Insured)

(Various California State         A1         7,500                                7,374
Univ. Proj.) Series A, 5.25%
12/1/13

Rfdg.:

(California Cmnty. Colleges
Proj.) Series D:

5.375% 3/1/11                     A          3,000                                3,009

5.375% 3/1/12                     A          1,500                                1,493

(California State Univ.           A1         5,755                                5,783
Proj.) Series A, 5.5% 10/1/13

(Dept. of Corrections State       A1         2,500                                2,488
Prison, Monterey County
Proj.) Series D, 5.375%
11/1/13

(State Archives Bldg. Complex     A1         5,000                                5,081
Proj.) Series A, 5.375%
12/1/10

California Statewide Cmnty.       Aaa        3,695                                3,276
Dev. Corp. Ctfs. of Prtn.
(J. Paul Getty Trust Co.
Proj.) 5% 10/1/23

California Univ. Rev. 5.875%      Aaa        9,775                                9,630
11/1/30  (FGIC Insured)

Castaic Lake Wtr. Agcy. Ctfs.
of Prtn. Rfdg.  (Wtr. Sys.
Impt. Proj.) Series A:

7% 8/1/11 (MBIA Insured)          Aaa        1,475                                1,710

7.25% 8/1/09 (MBIA Insured)       Aaa        1,800                                2,106

Chino Basin Reg'l. Fing.          Aaa        2,245                                2,585
Auth. Rev. Rfdg.  (Muni.
Wtr. District Swr. Sys.
Proj.) 7% 8/1/09 (AMBAC
Insured)

Compton Cmnty. Redev. Agcy.       Aaa        4,000                                4,346
Rfdg.  (Tax
Allocation-Compton Redev.
Proj.)  Series A, 6.5%
8/1/13 (FSA Insured)

Foothill/Eastern Trans.           Baa3       8,000                                6,410
Corridor Agcy. Toll Road
Rev. (Cap. Appreciation) Sr.
Lein Series A, 0% 1/1/08
(Escrowed to Maturity) (b)(h)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CALIFORNIA - CONTINUED

La Quinta Redev. Agcy. Tax.       Aaa       $ 470                                $ 561
Allocation Rfdg. (Area
#1Redev. Proj.) 7.3% 9/1/12
(MBIA Insured)

Long Beach Hbr. Rev.:

Rfdg. Series A, 6% 5/15/13        Aaa        6,700                                7,053
(FGIC Insured) (g)

5.125% 5/15/18 (g)                Aa3        5,000                                4,535

Los Angeles County Metro.         Aaa        4,355                                4,345
Trans. Auth. Rev. Rfdg.
(Gen. Union Station Proj.)
Series A, 5.2% 7/1/12 (FSA
Insured)

Los Angeles County Pub. Works     Aaa        5,145                                5,010
Fing. Auth. Lease Rev.
(Multiple Cap. Facilities #4
Proj.) 4.75% 12/1/10 (MBIA
Insured)

Los Angeles Dept. Wtr. & Pwr.     Aaa        23,000                               23,338
Wtrwks. Rev. 6.1% 10/15/39
(FGIC Insured)

Los Angeles Wastewtr. Sys.        Aaa        4,735                                4,115
Rev. 5% 6/1/28 (FGIC Insured)

M-S-R Pub. Pwr. Agcy. San         Aaa        1,685                                1,771
Juan Proj. Rev.  Series E,
6.5% 7/1/05 (MBIA Insured)

Modesto Irrigation District       Aaa        4,390                                5,584
Elec. Rev. Series A, 9.625%
1/1/11 (Escrowed to
Maturity) (h)

Placer County Wtr. Agcy. Rev.
(Middle Fork Proj.) Series A:

3.75% 7/1/12                      A+         7,820                                7,064

3.75% 1/1/13                      A+         1,500                                1,296

Sacramento Cogeneration Auth.     BBB-       700                                  735
Cogeneration Proj. Rev.
(Procter & Gamble Proj.)
6.375% 7/1/10

Sacramento Pwr. Auth.
Cogeneration Proj. Rev.:

6.5% 7/1/07                       BBB-       1,000                                1,077

6.5% 7/1/09                       BBB-       2,200                                2,355

San Francisco Bldg. Auth.         A1         5,500                                5,301
Lease Rev. (Dept. Gen. Svcs.
Lease Proj.) Series A, 5%
10/1/13

San Francisco City & County
Arpt. Commission Int'l.
Arpt. Rev. Second Series
Issue 10 A:

5.5% 5/1/13 (MBIA Insured) (g)    Aaa        5,955                                5,947

5.55% 5/1/14 (MBIA Insured)       Aaa        5,875                                5,839
(g)

Santa Clara Redev. Agcy. Tax      Aaa        4,000                                4,582
Allocation  Rfdg. (Bayshore
North Proj.) 7% 7/1/10
(AMBAC Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CALIFORNIA - CONTINUED

Santa Margarita/Dana Point        Aaa       $ 1,045                              $ 1,224
Auth. Rev.  (Impt. Dists.
1&2-2A&8 Proj.) Series A,
7.25% 8/1/10 (MBIA Insured)

Santa Rosa Wastewtr. Rev.         Aaa        3,900                                3,518
(Rfdg. & SubReg'l. Wastewtr.
Proj.) Series A, 4.75%
9/1/16 (FGIC Insured)

South Orange County Pub.
Fing. Auth. Spl. Tax Rev.:

(Foothill Area Proj.) Series      Aaa        2,500                                3,046
C, 8% 8/15/08 (FGIC Insured)

Sr. Lien Series A, 7% 9/1/11      Aaa        3,490                                4,049
(MBIA Insured)

                                                                                  247,349

COLORADO - 3.8%

Adams County School District      Aaa        1,000                                1,039
#12 Rfdg. 6.2% 12/15/10
(FGIC Insured)

Arapaho County Cap. Impt.
Trust Fund Hwy. Rev. (Cap.
Appreciation):

Series C:

0% 8/31/15 (Pre-Refunded to       Aaa        16,000                               5,851
8/31/05  @ 48.6181) (h)

0% 8/31/26 (Pre-Refunded to       Aaa        314,505                              49,352
8/31/05  @ 20.8626) (h)

Series E 470, 0% 8/31/10          Aaa        15,000                               8,061
(Pre-Refunded to 8/31/05 @
71.4501) (h)

Colorado Health Facilities
Auth. Rev. Rfdg. (Rocky
Mountain Adventist Proj.):

6.25% 2/1/04                      Ba1        2,100                                2,024

6.625% 2/1/13                     Ba1        28,100                               26,405

6.625% 2/1/22                     Ba1        11,600                               10,595

Colorado Springs Arpt. Rev.
(Cap. Appreciation) Series C:

0% 1/1/02 (MBIA Insured)          Aaa        1,550                                1,414

0% 1/1/04 (MBIA Insured)          Aaa        1,530                                1,261

0% 1/1/06 (MBIA Insured)          Aaa        250                                  186

0% 1/1/09 (MBIA Insured)          Aaa        1,655                                1,036

0% 1/1/10 (MBIA Insured)          Aaa        1,500                                886

Colorado Univ. Rev.               A2         5,725                                6,077
(Biomedical Research Bldg.
Proj.) 7% 6/1/09

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

COLORADO - CONTINUED

Denver City & County Arpt.
Rev.:

(Cap. Appreciation):

Series A:

0% 11/15/02 (MBIA Insured) (g)    Aaa       $ 4,900                              $ 4,295

0% 11/15/05 (MBIA Insured) (g)    Aaa        4,480                                3,342

Series D:

0% 11/15/03 (MBIA Insured) (g)    Aaa        5,000                                4,149

0% 11/15/04 (MBIA Insured) (g)    Aaa        7,500                                5,904

0% 11/15/05 (MBIA Insured) (g)    Aaa        3,000                                2,238

Series B, 7.25% 11/15/23 (g)      Baa1       1,870                                1,998

Series C:

6.5% 11/15/06 (g)                 Baa1       4,075                                4,263

6.55% 11/15/02 (g)                Baa1       4,000                                4,142

Series D:

7% 11/15/25 (g)                   Baa1       6,980                                7,197

7.4% 11/15/01 (g)                 Baa1       3,000                                3,130

El Paso County School             Aaa        2,600                                1,673
District #20 Rfdg.  (Cap.
Appreciation) Series A, 0%
6/15/08 (AMBAC Insured)

Highlands Ranch Metro.
District #2 Rfdg.:

6.5% 6/15/10 (FSA Insured)        Aaa        1,000                                1,104

6.5% 6/15/12 (FSA Insured)        Aaa        1,000                                1,103

Jefferson County Ctfs. of         Aaa        3,000                                3,196
Prtn. Rfdg. 6.65% 12/1/08
(MBIA Insured)

                                                                                  161,921

CONNECTICUT - 0.3%

Connecticut Health & Edl.
Facilities Auth. Rev.:

(New Britain Memorial Hosp.       AAA        3,600                                3,847
Proj.) Series A, 7.5% 7/1/06
(Pre-Refunded to 7/1/02  @
102) (h)

(Saint Raphael Hosp. Proj.)       Aaa        3,035                                3,012
Series H, 5.25% 7/1/12
(AMBAC Insured)

Rfdg. (Quinnipiac College
Proj.) Series D:

6% 7/1/13                         BBB-       550                                  546

6% 7/1/13 (Pre-Refunded to        BBB-       700                                  744
7/1/03  @ 102) (h)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CONNECTICUT - CONTINUED

Connecticut Resources             Aaa       $ 2,100                              $ 2,125
Recovery Auth. Rfdg.
(Mid-Connecticut Sys. Proj.)
Series A, 5.375% 11/15/10
(MBIA Insured)

Eastern Connecticut Resources     BBB        900                                  854
Recovery Auth. Solid Waste
Rev. (Wheelabrator Lisbon
Proj.) Series A, 5% 1/1/04
(g)

                                                                                  11,128

DISTRICT OF COLUMBIA - 2.5%

District of Columbia Gen.
Oblig.:

Rfdg.:

Series A:

5.625% 6/1/02 (MBIA Insured)      Aaa        760                                  779

5.625% 6/1/02 (MBIA Insured)      Aaa        740                                  760
(Escrowed to Maturity) (h)

5.875% 6/1/05 (AMBAC Insured)     Aaa        1,770                                1,852

5.875% 6/1/05 (AMBAC Insured)     Aaa        1,915                                2,016
(Escrowed to Maturity) (h)

5.875% 6/1/05 (MBIA Insured)      Aaa        1,530                                1,601

5.875% 6/1/05 (MBIA Insured)      Aaa        1,470                                1,548
(Escrowed to Maturity) (h)

6% 6/1/05 (AMBAC Insured)         Aaa        3,695                                3,912
(Escrowed to Maturity) (h)

Series A1, 6% 6/1/11 (MBIA        Aaa        2,850                                3,004
Insured)

Series A3:

5.3% 6/1/04 (AMBAC Insured)       Aaa        1,605                                1,636

5.3% 6/1/04 (AMBAC Insured)       Aaa        1,505                                1,543
(Escrowed to Maturity) (h)

5.4% 6/1/05 (AMBAC Insured)       Aaa        1,510                                1,546

5.4% 6/1/05 (AMBAC Insured)       Aaa        1,400                                1,442
(Escrowed to Maturity) (h)

Series B, 5.25% 6/1/07 (MBIA      Aaa        15,000                               15,138
Insured)

Series B3, 5.3% 6/1/05 (MBIA      Aaa        5,000                                5,094
Insured)

Series C:

5.25% 12/1/03 (FGIC Insured)      Aaa        205                                  209

5.25% 12/1/03 (FGIC Insured)      Aaa        1,965                                2,013
(Escrowed to Maturity) (h)

Series A:

5% 6/1/06 (MBIA Insured)          Aaa        4,855                                4,854

5% 6/1/06 (MBIA Insured)          Aaa        2,545                                2,563
(Escrowed to Maturity) (h)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

DISTRICT OF COLUMBIA -
CONTINUED

District of Columbia Gen.
Oblig.: - continued

Series B:

5% 6/1/06 (MBIA Insured)          Aaa       $ 8,015                              $ 8,014

5% 6/1/06 (MBIA Insured)          Aaa        4,210                                4,240
(Escrowed to Maturity) (h)

Series E:

5% 6/1/04 (FGIC Insured)          Aaa        965                                  972

5% 6/1/04 (FGIC Insured)          Aaa        35                                   36
(Pre-Refunded to 6/1/03 @
102) (h)

District of Columbia Hosp.        -          11,640                               12,125
Rev. (Hosp. for Sick
Children Proj.) Series A,
8.875% 1/1/21

District of Columbia Redev.
Land Agcy. Washington D.C.
Sports Arena Spl. Tax Rev.:

5.4% 11/1/00                      Baa        1,000                                1,007

5.625% 11/1/10                    Baa        7,165                                7,248

District of Columbia Rev.
Rfdg. (Georgetown Univ.
Proj.) Series A:

5.95% 4/1/14 (MBIA Insured)       Aaa        2,000                                2,044

6% 4/1/18 (MBIA Insured)          Aaa        13,835                               13,965

Metro. Washington Arpt. Auth.     Aaa        3,000                                3,117
Gen. Arpt. Rev. Series A,
7.25% 10/1/10 (FGIC Insured)
(g)

                                                                                  104,278

FLORIDA - 2.9%

Broward County Resource           A3         14,440                               14,909
Recovery Rev.  (SES Broward
Co. LP South Proj.) 7.95%
12/1/08

Dade County Aviation Rev.         Aaa        3,750                                3,764
(Miami Int'l Arpt. Proj.)
Series B, 6% 10/1/24 (MBIA
Insured) (g)

Florida Board of Ed. Cap.         Aa2        21,300                               20,646
Outlay Rfdg.  (Pub. Ed.
Proj.) Series D, 5.75%
6/1/22 (c)

Florida Muni. Pwr. Agcy. Rev.     Aaa        3,000                                2,566
Rfdg. (Stanton II Proj.)
4.5% 10/1/16 (AMBAC Insured)

Greater Orlando Aviation          Aaa        4,000                                3,991
Auth. Orlando Arpt.
Facilities Rev. Series A,
5.25% 10/1/10  (FGIC
Insured) (g)

Jacksonville Elec. Auth. Rev.:

(First Installment Proj.) 6%      Aaa        2,130                                2,147
7/1/01  (Escrowed to
Maturity) (h)

(Third Installment Proj.)         Aaa        3,000                                3,267
Series 73, 6.8% 7/1/12
(Escrowed to Maturity) (h)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

FLORIDA - CONTINUED

Jacksonville Elec. Auth.
Rev.: - continued

Rfdg. (Saint Johns River Pwr.     Aa2       $ 4,535                              $ 4,371
Park Sys. Proj.) Issue 2 13,
5.375% 10/1/16

Jacksonville Health               Baa1       2,000                                2,097
Facilities Auth. Ind. Dev.
Rev. Rfdg. (Cypress Village
Proj./Nat'l. Benevolent
Assoc. Proj.) 7% 12/1/22

Jacksonville Port Auth. Rev.
Rfdg.:

5.5% 11/1/06 (MBIA Insured)       Aaa        8,630                                8,909
(g)

5.75% 11/1/09 (MBIA Insured)      Aaa        1,000                                1,040
(g)

Miami Beach Health Facilities     BBB        7,540                                6,058
Auth. Hosp. Rev. (Mount
Sinai Med. Ctr. of Florida
Proj.) 5.375% 11/15/28

Miami-Dade County Edl.            Aaa        10,000                               9,779
Facilities Auth. Rev. Series
A, 5.75% 4/1/29 (AMBAC
Insured)

Orlando Util. Commission Wtr.     Aa2        5,465                                4,980
& Elec. Rev. Series B, 5.25%
10/1/23

Pasco County Solid Waste
Disp. & Resource Recovery
Sys. Rev. Rfdg.:

6% 4/1/08 (AMBAC Insured) (g)     Aaa        5,000                                5,292

6% 4/1/09 (AMBAC Insured) (g)     Aaa        8,090                                8,541

Pinellas County Resource          Aaa        4,010                                4,091
Recovery Rev. 5.25% 10/1/05
(MBIA Insured) (g)

Tampa Bay Wtr. Util. Sys.         Aaa        6,000                                6,114
Rev. 6% 10/1/24 (FGIC
Insured)

Tampa Wtr. & Swr. Rev. 5.5%       Aa3        10,000                               9,388
10/1/29

                                                                                  121,950

GEORGIA - 2.6%

Atlanta & Fulton County           Aaa        6,000                                5,621
Resource Auth. Rev. Rfdg.
(Downtown Area Pub. Impt.
Proj.)  Series A, 5.375%
12/1/21 (MBIA Insured)

Atlanta Arpt. Facilities Rev.     Aaa        16,820                               17,956
Rfdg. 6.25% 1/1/05 (AMBAC
Insured)

Atlanta Downtown Dev. Auth.
Rev. Rfdg. (Underground
Atlanta Proj.):

6.25% 10/1/12                     Aa3        3,750                                3,934

6.25% 10/1/16                     Aa3        3,000                                3,106

Atlanta Wtr. & Swr. Rev.:

Second Lien 5.375% 1/1/20         Aaa        4,750                                4,911
(FGIC Insured) (Pre-Refunded
to 1/1/07 @ 101) (h)

5.25% 1/1/27 (FGIC Insured)       Aaa        33,050                               33,928
(Pre-Refunded to 1/1/07 @
101) (h)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

GEORGIA - CONTINUED

Atlanta Wtr. & Wastewtr. Rev.     Aaa       $ 7,200                              $ 7,381
Rfdg. Series A, 5.5% 11/1/10
(FGIC Insured)

Dalton Util. Rev.:

6% 1/1/11 (FSA Insured)           Aaa        3,000                                3,196

6% 1/1/12 (FSA Insured)           Aaa        1,700                                1,803

Fulton County School District     Aa2        4,500                                4,887
Rfdg. 6.375% 5/1/14

Fulton County Wtr. & Swr.         Aaa        140                                  151
Rev. Rfdg. 6.375% 1/1/14
(FGIC Insured)

Georgia Gen. Oblig.:

Series B, 5.75% 8/1/10            Aaa        8,740                                9,213

Series C, 5.75% 9/1/10            Aaa        5,000                                5,272

Georgia Muni. Elec. Auth.
Pwr. Rev.:

Rfdg. Series Z, 5.5% 1/1/12       A          2,000                                2,008

Series B, 6.2% 1/1/10 (AMBAC      Aaa        5,000                                5,423
Insured)

                                                                                  108,790

HAWAII - 0.4%

Hawaii Arpt. Sys. Rev. Second
Series:

7.5% 7/1/05 (FGIC Insured) (g)    Aaa        1,000                                1,039

7.5% 7/1/20 (FGIC Insured) (g)    Aaa        1,500                                1,554

Hawaii Gen. Oblig. Series CN,     Aaa        7,000                                6,848
5.25% 3/1/12 (FGIC Insured)

Hawaii Hsg. Fin. & Dev. Corp.     Aa1        6,730                                6,549
Series A, 4.9% 7/1/28 (g)

                                                                                  15,990

IDAHO - 0.3%

Boise City Urban Renewal          Aaa        10,000                               9,808
Agcy. Lease Rev. 5.9%
8/15/29 (AMBAC Insured) (c)

Idaho Falls Gen. Oblig. Rfdg.:

0% 4/1/06 (FGIC Insured)          Aaa        2,000                                1,461

0% 4/1/07 (FGIC Insured)          Aaa        2,500                                1,725

                                                                                  12,994

ILLINOIS - 7.1%

Chicago Board of Ed. (Chicago
School Reform Proj.):

5.75% 12/1/20 (AMBAC Insured)     Aaa        3,480                                3,393

5.75% 12/1/27 (AMBAC Insured)     Aaa        47,000                               45,234

6.25% 12/1/11 (MBIA Insured)      Aaa        1,000                                1,080

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ILLINOIS - CONTINUED

Chicago Gen. Oblig.:

Rfdg.:

Series A2:

6.125% 1/1/12 (AMBAC Insured)     Aaa       $ 10,000                             $ 10,661

6.25% 1/1/15 (AMBAC Insured)      Aaa        4,885                                5,214

Series B, 5% 1/1/11 (AMBAC        Aaa        2,200                                2,141
Insured)

Series 1993, 5.25% 1/1/18         Aaa        7,200                                6,637
(FGIC Insured)

Chicago Midway Arpt. Rev.:

Series A, 5.5% 1/1/29 (MBIA       Aaa        24,775                               22,952
Insured)

Series B:

5.25% 1/1/13 (MBIA Insured)       Aaa        2,910                                2,784
(g)

5.25% 1/1/14 (MBIA Insured)       Aaa        3,060                                2,910
(g)

6% 1/1/05 (MBIA Insured) (g)      Aaa        1,360                                1,425

6% 1/1/08 (MBIA Insured) (g)      Aaa        2,170                                2,276

6% 1/1/10 (MBIA Insured) (g)      Aaa        2,435                                2,532

6.125% 1/1/11 (MBIA Insured)      Aaa        2,580                                2,680
(g)

Chicago Motor Fuel Tax Rfdg.      Aaa        4,600                                4,525
Series A, 5.375% 1/1/14
(AMBAC Insured)

Chicago O'Hare Int'l. Arpt.
Rev.:

(Passenger Facility Charge        Aaa        4,500                                4,579
Proj.) Series A, 5.6% 1/1/10
(AMBAC Insured)

Rfdg. (Gen. Arpt. Proj.)
Second Lien Series A:

5.5% 1/1/16 (AMBAC Insured)       Aaa        10,000                               9,595
(g)

6.25% 1/1/09 (AMBAC Insured)      Aaa        6,730                                7,167
(g)

6.375% 1/1/12 (MBIA Insured)      Aaa        4,000                                4,275

6.375% 1/1/15 (MBIA Insured)      Aaa        14,900                               15,548

Chicago O'Hare Int'l. Arpt.       A          4,500                                4,601
Spl. Facilities Rev. (Int'l.
Term. Proj.) Series A, 7.5%
1/1/17 (MBIA Insured)
(Pre-Refunded to 1/1/00  @
102) (g)(h)

Chicago Residential Mtg. Rev.     Aaa        4,215                                2,133
Rfdg.  (Cap. Appreciation)
Series B, 0% 10/1/09 (MBIA
Insured)

Chicago Sales Tax Rev. 5.375%     Aaa        18,000                               16,280
1/1/30  (FGIC Insured)

Chicago Wastewtr.                 Aaa        4,500                                4,467
Transmission Rev. Rfdg.
5.375% 1/1/13 (FGIC Insured)

Chicago Wtr. Rev. Rfdg. (Cap.     Aaa        1,960                                1,802
Appreciation) 0% 11/1/01
(FGIC Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ILLINOIS - CONTINUED

Cook & Will Counties Township     Aaa       $ 2,350                              $ 1,946
High School District #206
(Cap. Appreciation) Series
A, 0% 12/1/03 (AMBAC
Insured) (Escrowed to
Maturity) (h)

De Kalb Single Family Mtg.        Aaa        835                                  866
Rev. Series A, 7.45% 12/1/09
(g)

Illinois Dedicated Tax Rev.       Aaa        695                                  730
(Civic Ctr. Proj.)  Series
A, 7% 12/15/13 (AMBAC
Insured) (Pre-Refunded to
12/15/00 @ 102) (h)

Illinois Dev. Fin. Auth.          Aaa        7,000                                7,550
Poll. Cont. Rev. Rfdg.
(Commerce Edison Co. Proj.)
Series D, 6.75% 3/1/15
(AMBAC Insured)

Illinois Health Facilities
Auth. Rev.:

(Franciscan Proj.) Series A,      Aaa        15,200                               9,448
0% 9/1/05  (MBIA Insured)
(Pre-Refunded to 9/1/00  @
64.513) (h)

(GlenOaks Med. Ctr. Proj.)        Baa        3,105                                3,297
Series D, 9.5% 11/15/15
(Escrowed to Maturity) (h)

(Memorial Hosp. Proj.):

6.875% 5/1/00 (Escrowed to        -          300                                  301
Maturity) (h)

7.125% 5/1/10 (Pre-Refunded       -          4,000                                4,313
to 5/1/02 @ 102) (h)

(Methodist Health Svcs. Co.       Aaa        7,000                                7,354
Proj.) 6.903% 5/18/21 (AMBAC
Insured) (Pre-Refunded  to
5/8/01 @ 102) (h)

Rfdg.:

(Lutheran Gen. Health Care
Sys. Proj.)  Series C:

6% 4/1/18                         A1         3,000                                2,973

7% 4/1/14                         A1         1,500                                1,659

(OSF Health Care Sys. Proj.)      A2         7,000                                6,855
6% 11/15/13

(Swedish American Hosp.           Aaa        3,000                                2,929
Proj.) 5.375% 11/15/13
(AMBAC Insured)

Illinois Reg'l. Trans. Auth.:

Series A, 8% 6/1/17 (AMBAC        Aaa        4,500                                5,591
Insured)

Series C, 7.75% 6/1/13 (FGIC      Aaa        2,045                                2,486
Insured)

Series D, 7.75% 6/1/04 (FGIC      Aaa        1,115                                1,250
Insured)

Lake County Forest
Preservation District (Cap.
Appreciation):

0% 12/1/07                        Aa1        10,440                               6,907

0% 12/1/08                        Aa1        12,505                               7,803

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ILLINOIS - CONTINUED

Metro. Pier & Exposition
Auth. Dedicated Tax Rev.:

(Cap. Appreciation):

(McCormick Place Expansion        Aaa       $ 250                                $ 223
Proj.) Series A, 0% 6/15/12
(FGIC Insured) (b)

Series A:

0% 6/15/08 (MBIA Insured)         Aaa        3,335                                2,140
(Escrowed to Maturity) (h)

0% 6/15/09 (FGIC Insured)         Aaa        14,850                               8,933

0% 6/15/09 (FGIC Insured)         Aaa        2,325                                1,409
(Escrowed to Maturity) (h)

(McCormick Place Expansion
Proj.) Series A:

0% 6/15/10 (FGIC Insured)         Aaa        17,000                               9,588

5.25% 12/15/10 (AMBAC Insured)    Aaa        14,450                               14,441

Rfdg. (McCormick Place            Aaa        3,820                                2,442
Expansion Proj.) Series A,
0% 6/15/08 (MBIA Insured)

Northern Illinois Univ. Revs.     Aaa        1,000                                1,035
(Auxiliary Facilities Sys.
Proj.) 6% 4/1/02 (FGIC
Insured)

                                                                                  301,360

INDIANA - 0.2%

Indiana Bond Bank Rev. (State     AAA        2,000                                2,204
Revolving Fund Prog. Proj.)
Series A, 7% 2/1/05

Indiana Health Facilities         Aaa        2,500                                2,839
Fing. Auth. Hosp. Rev. Rfdg.
(Columbus Reg'l. Hosp.
Proj.) 7% 8/15/15 (FSA
Insured)

Indianapolis Arpt. Auth. Rev.     Aaa        1,000                                1,001
Rfdg. Series A, 5.6% 7/1/15
(FGIC Insured)

Indianapolis Econ. Dev. Rev.      Baa2       3,000                                3,171
Rfdg. & Impt. (Nat'l.
Benevolent Assoc. Proj.)
7.625% 10/1/22

                                                                                  9,215

KANSAS - 0.5%

Johnson County Unified School
District #512 (Shawnee
Mission Proj.):

8% 10/1/03                        Aa1        1,015                                1,137

8% 10/1/04                        Aa1        1,225                                1,401

8% 10/1/05                        Aa1        1,250                                1,456

Kansas City Util. Sys. Rev.
(Cap. Appreciation):

0% 3/1/09 (AMBAC Insured)         Aaa        3,975                                2,446
(Escrowed to Maturity) (h)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

KANSAS - CONTINUED

Kansas City Util. Sys. Rev.
(Cap. Appreciation): -
continued

0% 9/1/10 (AMBAC Insured)         Aaa       $ 2,865                              $ 1,642

0% 9/1/10 (AMBAC Insured)         Aaa        3,825                                2,164
(Escrowed to Maturity) (h)

Kansas Dept. Trans. Hwy. Rev.     Aa         4,750                                5,308
7.25% 3/1/05

Wichita Hosp. Rev. Series         Aaa        6,000                                6,297
III-A, 6.465% 10/20/17 (MBIA
Insured)

                                                                                  21,851

KENTUCKY - 0.6%

Jefferson County Cap. Projs.      A1         5,250                                2,779
Corp. Rev.  (Cap.
Appreciation) Series A, 0%
8/15/11

Jefferson County Hosp. Rev.
(Alliant Health Sys. Proj.):

6.367% 10/9/08 (MBIA Insured)     Aaa        1,800                                1,904

6.367% 10/9/08 (MBIA Insured)     Aaa        2,200                                2,355
(Pre-Refunded to 10/29/02 @
102) (h)

Kenton County Arpt. Board
Arpt. Rev.:

Rfdg. (Cincinnati/Northern        Aaa        1,480                                1,527
Kentucky Int'l. Arpt. Proj.)
5.65% 3/1/04 (MBIA Insured)
(g)

Spl. Facilities (Delta Air        Baa3       5,100                                5,371
Lines, Inc. Proj.)  Series
A, 7.5% 2/1/20 (g)

Owensboro Elec. Lt. & Pwr.
Rev. Series B:

0% 1/1/07 (AMBAC Insured)         Aaa        10,000                               7,008

0% 1/1/08 (AMBAC Insured)         Aaa        600                                  398

0% 1/1/09 (AMBAC Insured)         Aaa        2,000                                1,247

0% 1/1/10 (AMBAC Insured)         Aaa        8,440                                4,981

                                                                                  27,570

LOUISIANA - 0.4%

Louisiana Gen. Oblig. Series      Aaa        2,000                                2,164
A, 6.75% 5/15/04 (MBIA
Insured)

Louisiana Offshore Term.          Baa1       1,205                                1,259
Auth. Deep Wtr. Port Rev.
Series E, 7.6% 9/1/10
(Pre-Refunded to 9/1/00 @
102) (h)

Monroe-West Monroe Pub. Trust     AA-        9,000                                3,818
Fing. Auth. Mtg. Rev. Rfdg.
(Cap. Appreciation) Series
C, 0% 8/20/14

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

LOUISIANA - CONTINUED

New Orleans Gen. Oblig. Rfdg.
 (Cap. Appreciation):

0% 9/1/08 (AMBAC Insured)         Aaa       $ 10,000                             $ 6,365

0% 9/1/09 (AMBAC Insured)         Aaa        3,000                                1,805

Saint John Baptist Parish         Baa        2,700                                2,781
Sales Tax District Rfdg.
Series 1989, 7.8% 12/1/14
(Pre-Refunded to 12/1/99 @
103) (h)

                                                                                  18,192

MARYLAND - 0.6%

Baltimore Gen. Oblig. Rfdg.       Aaa        5,100                                5,748
(Cons. Pub. Impt.) Series A,
7.25% 10/15/05 (FGIC Insured)

Howard County Mtg. Rev.           Aaa        250                                  259
(Heartland Elderly Apts.
Proj.) 8.875% 12/1/10 (MBIA
Insured)

Marshall County Poll. Cont.       Aa2        3,000                                2,868
Rev. Rfdg.  (John Hopkins
Univ. Proj.) 5.25% 7/1/16

Maryland Cmnty. Dev.              Aa2        2,450                                2,433
Administration Dept. Rfdg.
(Residential Proj.) Series
B, 5.05% 9/1/19 (g)

Maryland Health & Higher Edl.
Facilities Auth. Rev.:

(Good Samaritan Hosp. Proj.):

5.75% 7/1/13 (AMBAC Insured)      Aaa        995                                  1,016
(Escrowed to Maturity) (h)

5.75% 7/1/13 (Escrowed to         A1         1,605                                1,653
Maturity) (h)

Rfdg. (John Hopkins Univ.         Aa2        2,500                                2,373
Proj.) 5.25% 7/1/17

Montgomery County Gen. Oblig.     Aaa        2,250                                2,268
(Consolidated Pub. Impt.
Proj.) Series A, 5.375%
5/1/12

Prince Georges County Solid       Aaa        1,500                                1,470
Waste Mgmt. Sys. Rev. 5.25%
6/15/13 (FSA Insured)

Washington D.C. Metro. Area       Aaa        5,500                                5,783
Trans. Auth. Gross Rev.
Rfdg. 6% 7/1/09 (FGIC
Insured)

                                                                                  25,871

MASSACHUSETTS - 7.9%

Boston Metro. District Gen.       Aaa        1,260                                1,415
Oblig. Rfdg. 8% 12/1/03
(MBIA Insured)

Massachusetts Bay Trans. Auth.:

(Massachusetts Trans. Sys.        Aa3        15,000                               14,097
Proj.) Series A, 5.375%
3/1/19

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MASSACHUSETTS - CONTINUED

Massachusetts Bay Trans.
Auth.: - continued

Rfdg. (Gen. Trans. Sys. Proj.):

Series A:

5.5% 3/1/12                       Aa3       $ 5,000                              $ 5,079

6.25% 3/1/12                      Aa3        2,000                                2,169

Series B, 6.2% 3/1/16             Aa3        3,800                                3,992

5.25% 3/1/26 (FSA Insured)        Aaa        14,750                               13,241

Massachusetts Ed. Ln. Auth.
Ed. Ln. Rev. Series B Issue E:

5.75% 7/1/05 (AMBAC Insured)      Aaa        2,375                                2,462
(g)

5.85% 7/1/06 (AMBAC Insured)      Aaa        2,825                                2,945
(g)

5.95% 7/1/07 (AMBAC Insured)      Aaa        3,060                                3,189
(g)

6.05% 7/1/08 (AMBAC Insured)      Aaa        3,165                                3,298
(g)

6.15% 7/1/10 (AMBAC Insured)      Aaa        1,270                                1,321
(g)

6.25% 7/1/11 (AMBAC Insured)      Aaa        765                                  798
(g)

6.3% 7/1/12 (AMBAC Insured)       Aaa        770                                  801
(g)

Massachusetts Edl. Fing.          AAA        6,535                                6,131
Auth. Ed. Ln. Rev. 4.9%
7/1/13 (AMBAC Insured) (g)

Massachusetts Gen. Oblig.:

(Consolidated Ln. Proj.):

Series A, 7.5% 6/1/04             Aa3        3,270                                3,567

Series B, 4.875% 10/1/13          Aa3        2,500                                2,331

Rfdg. Series A, 5.5% 2/1/11       Aaa        19,845                               20,148
(MBIA Insured)

Rfdg. (Cap. Appreciation)         Aaa        5,000                                4,428
Series B, 0% 8/1/02 (AMBAC
Insured)

Massachusetts Health & Edl.
Facilities Auth. Rev.:

(Blood Research Institute         -          4,625                                4,778
Proj.) Series A, 6.5% 2/1/22

(MIT Proj.) Series I 2, 4.75%     Aaa        6,000                                4,945
1/1/28

(New England Med. Ctr. Hosp.      Aaa        3,800                                3,483
Proj.) Series G, 5.375%
7/1/24 (MBIA Insured)

(South Shore Hosp. Proj.)         A2         11,930                               11,130
Series F, 5.75% 7/1/29

Rfdg.:

(Baystate Med. Ctr. Proj.)        Aaa        3,000                                2,888
Series D, 5% 7/1/12 (FGIC
Insured)

(Fairview Extended Care           Aaa        4,900                                4,877
Proj.) Series B, 4.55%
1/1/21 (MBIA Insured)

(Harvard Univ. Proj.) Series      Aaa        1,100                                1,180
P, 6.5% 11/1/03

(Mass. Gen. Hosp. Proj.)          Aaa        2,000                                2,174
Series F, 6.25% 7/1/12
(AMBAC Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MASSACHUSETTS - CONTINUED

Massachusetts Hsg. Fin. Agcy.
Rfdg.  (Rental Proj.) Series
A:

6.6% 7/1/14 (AMBAC Insured)       Aaa       $ 2,385                              $ 2,489
(g)

6.65% 7/1/19 (AMBAC Insured)      Aaa        1,910                                2,009
(g)

Massachusetts Ind. Fin. Agcy.     AAA        3,950                                4,386
Ind. Dev. Rev. (Union
Mission Proj.) 9.55% 9/1/26

Massachusetts Ind. Fin. Agcy.
Resource Recovery Rev.:

(Ogden Haverhill Proj.)           BBB        5,430                                5,325
Series 1992 A, 4.6% 12/1/02

Rfdg. Series A, 4.7% 12/1/03      BBB        1,975                                1,918

Massachusetts Ind. Fin. Agcy.
Rev.  (Cap. Appreciation)
(Massachusetts  Biomedical
Research Corp. Proj.) Series
A2:

0% 8/1/03                         A1         29,600                               24,935

0% 8/1/04                         A1         5,000                                3,984

0% 8/1/06                         A1         30,800                               21,927

0% 8/1/08                         A+         5,000                                3,183

0% 8/1/09                         -          21,800                               12,843

0% 8/1/10                         -          2,000                                1,113

Massachusetts Muni. Wholesale
Elec. Co. Pwr. Supply Sys.
Rev.:

Rfdg.:

Series A, 6.75% 7/1/08 (MBIA      Aaa        2,500                                2,660
Insured)

Series B, 5% 7/1/12 (MBIA         Aaa        2,715                                2,620
Insured)

5% 7/1/10 (AMBAC Insured)         Aaa        4,610                                4,537

Series B, 6.75% 7/1/08 (MBIA      Aaa        5,995                                6,378
Insured)

Series C, 6.625% 7/1/06           Baa2       2,220                                2,335

Series D, 6% 7/1/06               Baa2       1,300                                1,344

Massachusetts Port Auth. Rev.     Aa3        15,845                               15,364
5.75% 7/1/29

Massachusetts Tpk. Auth.
Metro. Hwy. Sys. Rev. Series
A:

5% 1/1/27 (MBIA Insured)          Aaa        11,000                               9,444

5% 1/1/37 (MBIA Insured)          Aaa        15,000                               12,605

5.125% 1/1/23 (MBIA Insured)      Aaa        8,500                                7,605

Massachusetts Tpk. Auth.          Aaa        28,330                               28,362
Western Tpk. Rev. Series A,
5.55% 1/1/17 (MBIA Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MASSACHUSETTS - CONTINUED

Massachusetts Wtr. Poll.
Abatement Trust Rev.:

(MWRA Ln. Prog.) Series A,        Aa1       $ 800                                $ 784
5.25% 8/1/13

5.25% 8/1/14                      Aa1        3,000                                2,889

New England Ed. Ln. Marketing     A3         18,500                               19,009
Corp. Massachusetts Rfdg.
(Student Ln. Proj.)  Series
A, 5.7% 7/1/05 (g)

New England Ed. Ln. Marketing
Corp. Massachusetts Student
Ln. Rev.:

Rfdg. Series G:

5% 8/1/00                         A3         2,500                                2,517

5.2% 8/1/02                       Aa2        3,200                                3,256

Series B, 5.4% 6/1/00             Aa2        2,500                                2,513

                                                                                  335,201

MICHIGAN - 3.6%

Detroit Convention Facilities     A          4,000                                3,836
Rev. Rfdg.  (Cobo Hall
Expansion Proj.) 5.25%
9/30/12

Detroit Wtr. Supply Sys. Rev.
Sr. Lien Series A:

5.75% 7/1/26 (FGIC Insured)       Aaa        14,750                               14,263

5.875% 7/1/22 (FGIC Insured)      Aaa        16,905                               16,726

5.875% 7/1/29 (FGIC Insured)      Aaa        10,900                               10,698

Lowell Area Schools (Cap.         Aaa        19,185                               4,949
Appreciation) 0% 5/1/20
(FGIC Insured) (Pre-Refunded
to 5/1/05 @ 33.6439) (h)

Michigan Bldg. Auth. Rev.         Aaa        1,100                                1,136
Series II, 6.25% 10/1/20
(MBIA Insured)

Michigan Hosp. Fin. Auth. Rev.:

(Mercy Health Svcs. Proj.):

Series Q, 5.375% 8/15/26          Aaa        4,750                                4,333
(AMBAC Insured)

Series W, 5.25% 8/15/27 (FSA      Aaa        4,000                                3,572
Insured)

Series X, 6% 8/15/34 (MBIA        Aaa        11,000                               10,827
Insured)

Rfdg.:

(Bay Med. Ctr. Proj.) Series      A3         960                                  1,000
A, 8.25% 7/1/12

(Sisters of Mercy Health          Aaa        7,340                                7,260
Corp. Proj.) 5.375% 8/15/14
(MBIA Insured)

Michigan Hsg. Dev. Auth.
Rental Hsg. Rev.:

Rfdg. Series B, 5.7% 4/1/12       AA-        3,750                                3,766

Series B, 7.5% 4/1/10             AA-        6,000                                6,221

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MICHIGAN - CONTINUED

Michigan Hsg. Dev. Auth.          AA+       $ 300                                $ 308
Single Family Mtg. Rev.
Series A, 7.5% 6/1/15

Michigan Muni. Bond Auth. Rev.:

Rfdg. (Local Govt. Ln. Prog.
Proj.) Series G:

7% 11/1/02 (AMBAC Insured)        Aaa        1,465                                1,568

7% 5/1/03 (AMBAC Insured)         Aaa        2,700                                2,905

5.125% 10/1/20                    Aa1        26,800                               24,026

Michigan Trunk Line (Cap.         Aaa        8,010                                4,817
Appreciation)  Series A, 0%
10/1/09 (AMBAC Insured)

Michigan Underground Storage      Aaa        3,500                                3,711
Tank Fin. Assurance Auth.
Rev. Rfdg. Series I, 6%
5/1/06 (AMBAC Insured)

Michigan Univ. Rev. Rfdg.         Aa2        7,750                                7,878
(Univ. Hosp. Proj.) Series
A, 5.75% 12/1/12

Pinckney Cmnty. Schools           Aaa        4,000                                3,732
Livingston & Washtenaw
Counties 5.5% 5/1/27  (FGIC
Insured)

Romulus Cmnty. Schools 6%         Aaa        7,500                                7,496
5/1/29  (FGIC Insured)

Royal Oak Hosp. Fin. Auth.
Rev.:

(William Beaumont Hosp.           Aa3        3,695                                3,560
Proj.) 5.5% 1/1/14

Rfdg. (William Beaumont Hosp.     Aa3        400                                  424
Proj.) 6.25% 1/1/09

Western Townships Util. Auth.     Aaa        2,810                                2,192
Swr. Disp. Sys. Rfdg. (Cap.
Appreciation) 0% 1/1/05
(FSA Insured)

                                                                                  151,204

MINNESOTA - 1.0%

Centennial Independent School     Aaa        2,610                                2,461
District #12 Rfdg. Series B,
4.875% 2/1/12 (FGIC Insured)

Minneapolis & Saint Paul Hsg.     Aaa        9,700                                8,355
& Redev. Auth. Health Care
Sys. Rev. Rfdg. (Healthspan
Corp. Proj.) Series A, 4.75%
11/15/18 (AMBAC Insured)

Minnesota Hsg. Fin. Agcy.
(Single Family Mtg. Proj.):

Series B, 5.8% 7/1/25 (g)         Aa2        5,750                                5,485

Series I, 6.25% 1/1/15            Aa2        1,820                                1,845

Series K, 6.4% 1/1/15             Aa2        2,510                                2,569

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MINNESOTA - CONTINUED

Saint Cloud Hosp. Facilities      Aaa       $ 2,000                              $ 1,968
Rev. Rfdg.  (Saint Cloud
Hosp. Proj.) Series C, 5.25%
10/1/13 (AMBAC Insured)

Univ. of Minnesota Gen.           Aa3        15,000                               15,054
Oblig. Rfdg. 4.8% 8/15/03

Western Minnesota Muni. Pwr.
Agcy. Pwr. Supply Rev.:

Rfdg. Series A, 5.5% 1/1/11       Aaa        3,525                                3,587
(AMBAC Insured)

Series B, 6% 1/1/04 (AMBAC        Aaa        1,390                                1,460
Insured)

                                                                                  42,784

MISSISSIPPI - 0.1%

Hinds County Rev. Rfdg.           Aaa        4,000                                4,088
(Mississipi Methodist Hosp.
& Rehabilitation Proj.) 5.6%
5/1/12 (AMBAC Insured)

Mississippi Home Corp. Single     Aaa        381                                  396
Family Rev. Rfdg. Series A,
9.25% 3/1/12 (FGIC Insured)

                                                                                  4,484

MISSOURI - 0.3%

Boone County Ind. Dev. Auth.      -          1,995                                2,172
1st Mtg.  (Fairview Extended
Care Proj.) Series A,
10.125% 1/1/11 (Pre-Refunded
to 1/1/01  @ 103) (h)

Kirkwood Ind. Dev. Auth.          -          2,000                                2,158
Health Care Corp.  Rev.
(Saint Joseph Hosp. Proj.)
7% 7/1/22 (Pre-Refunded to
7/1/02 @ 102) (h)

Missouri Higher Ed. Ln. Auth.     Aa         8,000                                8,100
Student Ln. Rev. (Sr. Lien)
Series A, 5.625% 2/15/01

Missouri Hsg. Dev. Commission     AAA        1,505                                1,511
Mtg. Rev.  Series C, 5.5%
3/1/16 (g)

                                                                                  13,941

MONTANA - 0.3%

Montana Board of Invt.
(Payroll Tax Workers
Compensation Proj.):

Series 1991, 6.875% 6/1/11        Aaa        6,200                                6,536
(MBIA Insured) (Escrowed to
Maturity) (h)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MONTANA - CONTINUED

Montana Board of Invt.
(Payroll Tax Workers
Compensation Proj.): -
continued

Series 1996:

6.875% 6/1/20 (MBIA Insured)      Aaa       $ 1,255                              $ 1,311
(Escrowed to Maturity) (h)

6.875% 6/1/20 (MBIA Insured)      Aaa        3,870                                4,043
(Escrowed to Maturity) (h)

6.875% 6/1/20 (MBIA Insured)      Aaa        2,005                                2,095
(Escrowed to Maturity) (h)

                                                                                  13,985

NEBRASKA - 0.1%

Nebraska Pub. Pwr. District       Aaa        5,000                                4,963
Rev. Series A, 5.25% 1/1/12
(MBIA Insured)

Scotts Bluff County Hosp.         A3         1,110                                1,192
Auth. #1 Hosp. Rev. 6.45%
12/15/04 (Pre-Refunded to
12/15/02 @ 102) (h)

                                                                                  6,155

NEVADA - 0.0%

Las Vegas Downtown Redev.         BBB+       500                                  503
Agcy. Tax Increment Rev.
(Fremont Street Proj.)
Series A, 6.1% 6/15/14

NEW HAMPSHIRE - 0.1%

New Hampshire Higher Edl. &       -          3,480                                3,620
Health Facilities Auth. Rev.
(Littleton Hosp. Assoc.,
Inc. Proj.) Series A, 9.5%
5/1/20 (Pre-Refunded to
5/1/00 @ 102) (h)

NEW JERSEY - 2.3%

Middlesex County Poll. Cont.      -          7,750                                8,495
Auth. Rev. Rfdg. (Amerada
Hess Corp. Proj.) 7.875%
6/1/22

New Jersey Gen. Oblig. 5.25%      Aa1        6,000                                6,130
3/1/07

New Jersey Health Care            AAA        1,635                                1,822
Facilities Fing. Auth. Rev.
(Christ Hosp. Group Issue
Proj.) 7% 7/1/06 (AMBAC
Insured)

New Jersey Tpk. Auth. Tpk.        Aaa        1,000                                1,102
Rev. Rfdg. Series C, 6.5%
1/1/09 (AMBAC Insured)

New Jersey Trans. Corp.
Series A:

5.25% 9/1/01 (FSA Insured)        Aaa        4,000                                4,047

5.4% 9/1/02 (FSA Insured)         Aaa        3,535                                3,610

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW JERSEY - CONTINUED

New Jersey Trans. Trust Fund
Auth.:

(Trans. Sys. Proj.):

Series A, 5.25% 6/15/11           Aa2       $ 15,345                             $ 15,346

Series B, 5.25% 6/15/12           Aa2        10,000                               9,915

Rfdg. (Trans. Sys. Proj.):

Series A, 5.5% 6/15/11 (MBIA      Aaa        7,650                                7,839
Insured)

Series B, 6.5% 6/15/10 (MBIA      Aaa        5,000                                5,554
Insured)

Series B, 5% 6/15/13 (AMBAC       Aaa        26,055                               24,982
Insured)

New Jersey Wastewtr.              Aaa        3,225                                3,433
Treatment Trust Ln. Rev.
Rfdg. Series C, 6.25%
5/15/04 (MBIA Insured)

Passaic County Util. Auth.        Aaa        3,580                                3,393
Solid Waste Disp.  Rev.
Rfdg. (Cap. Appreciation) 0%
3/1/01 (MBIA Insured)

Warren County Poll. Cont.         Aaa        1,000                                1,053
Fing. Auth. Resource
Recovery Rev. 6.55% 12/1/06
(MBIA Insured)

                                                                                  96,721

NEW MEXICO - 0.8%

Albuquerque Arpt. Rev.:

Rfdg.:

6.5% 7/1/08 (AMBAC Insured)       Aaa        1,500                                1,637
(g)

6.7% 7/1/18 (AMBAC Insured)       Aaa        2,500                                2,672
(g)

6.75% 7/1/09 (AMBAC Insured)      Aaa        1,150                                1,283
(g)

6.75% 7/1/10 (AMBAC Insured)      Aaa        1,700                                1,904
(g)

6.75% 7/1/12 (AMBAC Insured)      Aaa        1,935                                2,176
(g)

Series A, 6.6% 7/1/16 (AMBAC      Aaa        4,750                                5,021
Insured) (g)

Bernalillo County Gross           Aa3        7,090                                6,464
Receipt Tax Rev. 5.25%
10/1/26

New Mexico Edl. Assistance
Foundation Student Ln. Rev.:

Series B, 5.25% 4/1/05 (AMBAC     Aaa        3,500                                3,517
Insured) (g)

Series II A, 5% 12/1/02 (g)       Aaa        2,435                                2,456

Rio Rancho Wtr. & Wastewtr.       Aaa        1,600                                1,695
Sys. Rev. Series A, 5.9%
5/15/15 (FSA Insured)
(Pre-Refunded to 5/15/06 @
100) (h)

Univ. of New Mexico Univ.         A1         5,340                                5,397
Rev. Rfdg. Series A, 6%
6/1/21

                                                                                  34,222

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - 16.2%

Metro. Trans. Auth. Dedicated     Aaa       $ 12,500                             $ 11,281
Tax Fund Series A, 5.25%
4/1/26 (MBIA Insured)

Metro. Trans. Auth. New York
Commuter Facilities Rev.:

Rfdg.:

(Svc. Contract Proj.) Series      Baa1       2,000                                1,840
8, 5.25% 7/1/17

Series D, 5.125% 7/1/22 (MBIA     Aaa        5,450                                4,864
Insured)

Series A:

5.625% 7/1/27 (MBIA Insured)      Aaa        6,525                                6,197

6.125% 7/1/29                     Baa1       25,000                               24,994

Series C1, 5.125% 7/1/12          Aaa        7,570                                7,365
(FGIC Insured)

6% 7/1/16 (FGIC Insured)          Aaa        2,000                                2,034

Metro. Trans. Auth. New York
Svc. Contract Rev.:

(Commuter Facilities Proj.)
Series O:

5.75% 7/1/08                      Baa1       1,000                                1,038

5.75% 7/1/13                      Baa1       14,250                               14,555

(Trans. Facilities Proj.):

Series 7, 5.4% 7/1/06             Baa1       1,000                                1,022

Series O, 5.625% 7/1/05           Baa1       7,595                                7,859

Series P, 5.75% 7/1/15            Baa1       9,500                                9,439

Rfdg. (Trans. Facilities          Baa1       1,000                                1,052
Proj.) Series 5, 6.9% 7/1/05

Metro. Trans. Auth. New York
Trans. Facilities Rev.:

(Svc. Contract Proj.) Series      Aaa        13,000                               12,497
Q, 5.125% 7/1/13 (AMBAC
Insured)

Rfdg.:

(Svc. Contract Proj.):

Series 8:

5.25% 7/1/17                      Baa1       2,150                                1,978

5.375% 7/1/21 (FSA Insured)       Aaa        6,400                                5,962

Series R:

5% 7/1/02                         Baa1       4,255                                4,303

5% 7/1/03                         Baa1       3,450                                3,486

5.4% 7/1/10                       Baa1       2,680                                2,696

Series K, 6.3% 7/1/06 (MBIA       Aaa        3,500                                3,791
Insured)

Series A, 5.75% 7/1/21 (MBIA      Aaa        11,430                               11,166
Insured)

Nassau County Gen. Oblig.
Gen. Impt. Rfdg. Series A:

6.5% 5/1/04 (FGIC Insured)        Aaa        2,825                                3,024

6.5% 5/1/05 (FGIC Insured)        Aaa        4,490                                4,846

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

Nassau County Gen. Oblig.
Gen. Impt. Rfdg. Series A: -
continued

6.5% 5/1/06 (FGIC Insured)        Aaa       $ 4,000                              $ 4,343

New York City Gen. Oblig.:

Rfdg.:

Series A, 7% 8/1/04               A3         4,375                                4,757

Series B:

5.7% 8/15/02                      A3         5,805                                5,975

5.7% 8/15/02 (Escrowed to         A3         195                                  201
Maturity) (h)

Series D, 8% 2/1/05               A3         2,550                                2,893

Series A:

6% 8/1/18 (FSA Insured)           Aaa        4,900                                4,911
(Escrowed to Maturity) (h)

6.375% 8/1/05                     A3         3,410                                3,585

7.75% 8/15/07                     A3         40                                   43

7.75% 8/15/07 (Pre-Refunded       Aaa        210                                  225
to 8/15/01 @ 10/1/05) (h)

Series B:

5.5% 8/15/01                      A3         310                                  316

5.5% 8/15/01 (Escrowed to         Aaa        90                                   92
Maturity) (h)

7.5% 2/1/03                       A3         19,000                               20,439

7.5% 2/1/04                       A3         1,500                                1,613

Series C:

6.4% 8/1/03                       A3         4,120                                4,348

6.5% 8/1/07                       A3         2,435                                2,561

6.5% 8/1/07 (Pre-Refunded to      A3         565                                  602
8/1/02  @ 10/1/05) (h)

Series D:

6.5% 2/15/05                      A3         500                                  535

6.6% 2/1/03                       A3         975                                  1,027

6.6% 2/1/03 (Escrowed to          A3         25                                   27
Maturity) (h)

Series H:

6.9% 2/1/01                       A3         165                                  170

6.9% 2/1/01 (Escrowed to          Aaa        80                                   82
Maturity) (h)

Series H, Sub-Series H 1,         A3         100                                  102
5.5% 8/1/01 (Escrowed to
Maturity) (h)

Series J, 6% 2/15/04              A3         3,000                                3,128

New York City Ind. Dev. Agcy.     Aaa        1,885                                1,980
Ind. Dev. Rev. (Japan
Airlines Co. Ltd. Proj.)
Series 1991,  6% 11/1/15
(FSA Insured) (g)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

New York City Ind. Dev. Agcy.     A3        $ 500                                $ 516
Spl. Facilities Rev. (Term.
One Group Assoc. Proj.) 6%
1/1/08 (g)

New York City Muni. Wtr. Fin.
Auth. Wtr. & Swr. Sys. Rev.:

Series A, 7% 6/15/09 (FGIC        Aaa        2,500                                2,587
Insured)

Series B:

5.5% 6/15/27 (MBIA Insured)       Aaa        31,185                               29,296

5.75% 6/15/26                     A1         10,000                               9,581

5.75% 6/15/26 (AMBAC Insured)     Aaa        10,000                               9,748

5.75% 6/15/29                     A1         51,500                               49,116

5.75% 6/15/29 (MBIA Insured)      Aaa        15,950                               15,510

5.875% 6/15/26                    A1         1,325                                1,291

New York City Transitional
Fin. Auth. Rev.:

(Future Tax Proj.):

Second Series A, 5% 8/15/15       Aa3        5,000                                4,570

Second Series B, 4.75%            Aa3        7,300                                6,399
11/15/16

Series A:

5.125% 11/15/14                   Aa3        5,000                                4,693

5.25% 11/15/13                    Aa3        3,000                                2,915

6% 8/15/29                        Aa3        8,430                                8,407

New York City Trust Cultural      Aaa        6,500                                6,238
Resources Rev. (American
Museum of Natural History
Proj.) 5.65% 4/1/27 (MBIA
Insured)

New York State Dorm. Auth.        Aa1        3,025                                2,816
Lease Rev.  (Court
Facilities - Westchester
County)  5.25% 8/1/18

New York State Dorm. Auth.
Rev.:

(City Univ. Sys.
Consolidation Proj.):

Series A, 5.75% 7/1/09            Baa1       4,370                                4,527

Series D:

7% 7/1/09                         Baa1       2,000                                2,183

7% 7/1/09 (FGIC Insured)          Aaa        3,780                                4,203

(State Univ. Edl. Facilities
Proj.):

Series A:

5.5% 5/15/08                      A3         3,500                                3,576

5.5% 5/15/13 (FGIC Insured)       Aaa        24,350                               24,666

5.875% 5/15/11                    A3         7,000                                7,321

5.875% 5/15/17 (FGIC Insured)     Aaa        6,865                                7,065

Series B, 5.25% 5/15/11           A3         8,000                                7,929

5.75% 5/15/09                     A3         2,465                                2,548

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

New York State Dorm. Auth.
Rev.: - continued

(Suffolk County Judicial          Baa1      $ 690                                $ 789
Facilities Proj.) Series A,
9.5% 4/15/14

Rfdg. (State Univ. Edl.           A3         3,000                                3,203
Facilities Proj.) Series A,
6.5% 5/15/04

Series C, 7.5% 7/1/10 (FGIC       Aaa        24,650                               28,304
Insured)

New York State Envir.
Facilities Corp. Clean Wtr.
& Drinking Wtr. Rev.
(Revolving Funds Proj.)
Series F:

4.875% 6/15/18                    Aa1        7,280                                6,399

4.875% 6/15/20                    Aa1        13,900                               11,918

5% 6/15/15                        Aa1        7,000                                6,436

New York State Envir.
Facilities Corp. Poll. Cont.
Rev.:

(State Wtr. Revolving             Aa1        4,930                                4,458
Fund-New York City Muni.
Wtr. Proj.) Series D, 5.125%
6/15/19

Rfdg.:

(State Wtr. Revolving
Fund-New York City Muni.
Wtr. Proj.):

Series A, 5.75% 6/15/12           Aa1        2,000                                2,074

5.75% 6/15/11                     Aa1        12,500                               12,987

Series A, 5.75% 6/15/10           Aa1        5,000                                5,215

New York State Local Govt.
Assistance Corp.:

(Cap. Appreciation):

Series A, 0% 4/1/08               A3         2,000                                1,305

Series B, 0% 4/1/08               A3         5,000                                3,262

Rfdg.:

Series C, 5.5% 4/1/17             A3         21,850                               21,310

Series E, 6% 4/1/14               A3         18,085                               18,818

Rfdg. (Cap. Appreciation)         A3         10,000                               4,777
Series C, 0% 4/1/13

Series A, 5.375% 4/1/16           A3         11,000                               10,519

New York State Med. Care          Aa2        1,500                                1,537
Facilities (Mtg. Proj.)
Series E, 6.2% 2/15/15

New York State Thruway Auth.
Gen. Rev.:

(Spl. Oblig. Cross Proj.)         BBB        8,500                                6,526
Series A, 0% 1/1/05

Rfdg. Series E, 5.25% 1/1/11      Aa3        9,120                                9,085

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

New York State Thruway Auth.
Svc. Contract Rev.:

(Local Hwy. & Bridge Proj.):

Series A, 6% 1/1/05 (MBIA         Aaa       $ 2,500                              $ 2,643
Insured)

6% 4/1/03                         Baa1       2,500                                2,600

Rfdg. (Local Hwy. & Bridge        Aaa        17,055                               17,296
Proj.) Series B, 5.375%
4/1/11 (MBIA Insured)

5.25% 4/1/07 (MBIA Insured)       Aaa        6,050                                6,171

New York State Urban Dev.
Corp. Rev. Rfdg.:

(Correctional Cap. Facilities     Baa1       6,000                                6,275
Proj.) Series A, 6.3% 1/1/03

(Correctional Facilities          Aaa        1,000                                1,001
Proj.) Series A, 5.1% 1/1/09
(AMBAC Insured)

(State Facilities Proj.)          Baa1       2,300                                2,366
5.75% 4/1/11

Niagara Falls Gen. Oblig.         Aaa        500                                  603
(Pub. Impt. Proj.) 7.5%
3/1/18 (MBIA Insured)

Triborough Bridge & Tunnel
Auth. Rev.:

(Convention Ctr. Proj.)           Baa1       9,650                                10,746
Series E, 7.25% 1/1/10

(Gen. Purp. Proj.) Series A,      Aa3        3,155                                2,681
4.75% 1/1/19

Rfdg. (Gen. Purp. Proj.)          Aa3        16,100                               15,838
Series Y, 5.5% 1/1/17

Series A:

5.125% 1/1/22                     Aa3        5,550                                4,903

5.25% 1/1/28                      Aa3        13,315                               11,818

Triborough Bridge & Tunnel
Auth. Spl. Oblig.:

Rfdg. Series A, 5.25% 1/1/11      Aaa        3,320                                3,313
(FGIC Insured)

5.5% 1/1/07 (FGIC Insured)        Aaa        7,500                                7,757

                                                                                  683,878

NORTH CAROLINA - 2.5%

Harnett County Ctfs. of Prtn.:

7.5% 12/1/03 (AMBAC Insured)      Aaa        2,640                                2,917

7.5% 12/1/04 (AMBAC Insured)      Aaa        2,865                                3,223

North Carolina Eastern Muni.
Pwr. Agcy. Pwr. Sys. Rev.:

Rfdg.:

Series A:

5.2% 1/1/01                       Baa1       10,000                               10,003

5.5% 1/1/05 (MBIA Insured)        Aaa        1,000                                1,030

6.1% 1/1/01                       Baa3       1,350                                1,363

6.25% 1/1/03                      Baa1       2,600                                2,666

7.875% 1/1/02                     Baa1       4,000                                4,205

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NORTH CAROLINA - CONTINUED

North Carolina Eastern Muni.
Pwr. Agcy. Pwr. Sys. Rev.: -
continued

Rfdg.:

Series B:

6% 1/1/14                         Baa3      $ 4,000                              $ 3,880

7.25% 1/1/07                      Baa3       7,375                                8,028

Series C:

5.125% 1/1/03                     Baa1       7,720                                7,673

5.25% 1/1/04                      Baa1       1,000                                994

5.5% 1/1/07                       Baa1       5,950                                5,877

7% 1/1/07                         Baa1       15,715                               16,880

Series A, 5.1% 1/1/00             Baa1       7,000                                7,004

Series B, 6% 1/1/05               Baa3       11,500                               11,742

Series D:

6.7% 1/1/19                       Baa3       3,000                                3,022

6.75% 1/1/26                      Baa3       7,000                                7,045

North Carolina Muni. Pwr.
Agcy. #1 Catawba Elec. Rev.:

6.25% 1/1/17 (AMBAC Insured)      Aaa        2,050                                2,127

7.25% 1/1/07                      Baa1       5,200                                5,645

                                                                                  105,324

NORTH DAKOTA - 0.5%

Mercer County Poll. Cont.
Rev. Rfdg.:

(Antelope Valley                  Aaa        16,000                               18,424
Station/Basin Elec.  Pwr.
Coop. Proj.) 7.2% 6/30/13
(AMBAC Insured)

(Montana-Dakota Utils. Co.        Aaa        3,750                                3,956
Proj.) 6.65% 6/1/22 (FGIC
Insured)

                                                                                  22,380

OHIO - 2.4%

Bedford Hosp. Impt. Rev.          -          835                                  868
Rfdg. (Bedford Cmnty. Hosp.
Proj.) 8.5% 5/15/09
(Pre-Refunded to 5/15/00 @
102) (h)

Cleveland Wtrwks. Rev.:

Rfdg. (1st Mtg. Proj.) Series     Aaa        6,665                                6,743
G, 5.5% 1/1/13 (MBIA Insured)

Rfdg. & Impt. Series I, 5%        Aaa        10,000                               8,837
1/1/23  (FSA Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

OHIO - CONTINUED

Euclid City School District
(Cap. Appreciation):

0% 12/1/02 (AMBAC Insured)        Aaa       $ 1,265                              $ 1,106

0% 12/1/03 (AMBAC Insured)        Aaa        1,265                                1,053

Franklin County Hosp. Rev.        Baa3       33,000                               27,433
(Ohio Health Corp. Proj.)
Series A, 5.6% 12/1/28

Marion County Hosp. Impt.         BBB+       380                                  381
Rev. Rfdg. (Comnty. Hosp.
Proj.) 5.6% 5/15/01

Ohio Bldg. Auth.:

(Adult Correctional Proj.)        Aaa        4,000                                4,127
Series A, 5.95% 10/1/14
(MBIA Insured)

(W. Green Bldg. A Proj.)          A2         15,000                               13,611
4.75% 4/1/14

Ohio Hsg. Fin. Agcy. Mtg. Rev.:

(Oakleaf-Toledo Apts. Proj.)      AA-        1,550                                1,704
10.25% 12/20/25

(Residential Proj.):

Series A1, 5.3% 9/1/26 (g)        AAA        3,070                                3,086

Series B3, 4.95% 9/1/20 (g)       AAA        12,830                               12,762

Series C1, 5% 3/1/19 (g)          AAA        3,965                                3,926

Ohio Tpk. Commission Rev.
Series A:

5.6% 2/15/12 (MBIA Insured)       Aaa        1,250                                1,268

5.7% 2/15/13 (MBIA Insured)       Aaa        2,750                                2,802

Ohio Wtr. Dev. Auth. Poll.
Cont. Facilities Rev.:

(Wtr. Cont. Ln. Fund Proj.)
State Match Series:

6.5% 6/1/03 (MBIA Insured)        Aaa        2,940                                3,128

6.5% 12/1/03 (MBIA Insured)       Aaa        2,925                                3,137

Rfdg. (Buckeye Pwr., Inc.         Aaa        2,620                                2,960
Proj.) 7.8% 11/1/14 (AMBAC
Insured)

Ohio Wtr. Dev. Auth. Rev.         Aaa        1,975                                2,086
(Fresh Wtr. Proj.) 6.25%
6/1/03 (AMBAC Insured)

                                                                                  101,018

OKLAHOMA - 1.0%

Oklahoma Dev. Fin. Auth. Rev.     Aa3        15,000                               14,716
Rfdg.  (Saint John Health
Sys. Proj.) 6% 2/15/29

Oklahoma Inds. Auth. Rev.         Aaa        15,250                               14,481
Rfdg. (Health Sys. Oblig.
Grp. Proj.) Series A, 5.75%
8/15/29 (MBIA Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

OKLAHOMA - CONTINUED

Sapulpa Muni. Auth. Util.         Aaa       $ 8,600                              $ 8,426
Rev. Rfdg. 5.75% 4/1/23
(FGIC Insured)

Tulsa Muni. Arpt. Trust Rev.      Baa2       3,600                                3,838
(American Airlines Corp.
Proj.) 7.35% 12/1/11

                                                                                  41,461

OREGON - 0.4%

Multonomah County School
District #3  (Park Rose
Proj.):

7% 12/1/03 (FGIC Insured)         Aaa        2,000                                2,176

7% 12/1/04 (FGIC Insured)         Aaa        2,540                                2,806

Oregon Health Hsg. Edl. &
Cultural Facilities Auth.
(Lewis & Clark College
Proj.) Series A:

6% 10/1/13 (MBIA Insured)         Aaa        1,750                                1,818

6.125% 10/1/24 (MBIA Insured)     Aaa        1,000                                1,016

Port Morrow Poll. Cont. Rev.
Rfdg. (Pacific Northwest
Proj.) Series A:

8% 7/15/06                        AA-        385                                  415

8% 7/15/07                        AA-        430                                  463

8% 7/15/08                        AA-        480                                  517

8% 7/15/09                        AA-        540                                  582

8% 7/15/10                        AA-        605                                  652

8% 7/15/11                        AA-        385                                  412

Portland Swr. Sys. Series A,      A1         4,000                                4,286
6.25% 6/1/15  (Pre-Refunded
to 6/1/04 @ 101) (h)

                                                                                  15,143

PENNSYLVANIA - 3.4%

Allegheny County Arpt. Rev.       Aaa        6,500                                6,717
Rfdg. (Pittsburgh Intl.
Arpt. Proj.) Series A, 5.75%
1/1/07 (MBIA Insured) (g)

Allegheny County Hosp. Dev.       Aaa        19,140                               16,951
Auth. (Univ. of Pittsburgh
Med. Ctr. Proj.) Series B,
5.125% 7/1/22 (MBIA Insured)

Butler County Hosp. Auth.         Aaa        5,000                                5,280
Hosp. Rev. (North Hills
Passavant Hosp. Proj.)
Series A, 6.8% 6/1/06 (FSA
Insured) (Pre-Refunded to
6/1/01 @ 102) (h)

Cambria County Hosp. Dev.         A2         1,500                                1,594
Auth. Hosp. Rev. Rfdg. &
Impt. (Conemaugh Valley
Hosp. Proj.) Series B,
6.375% 7/1/18 (AMBAC
Insured) (Pre-Refunded to
7/1/02 @ 102) (h)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

PENNSYLVANIA - CONTINUED

Chester County Health & Ed.       Aaa       $ 5,000                              $ 4,534
Facilities Auth. Health Sys.
Rev. (Jefferson Health Sys.
Proj.) Series B, 5.25%
5/15/22 (AMBAC Insured)

Cumberland County Muni. Auth.     Baa3       8,400                                8,443
Rev. Rfdg. (Carlisle Hosp. &
Health Proj.) 6.8% 11/15/23

Delaware County Auth. Hosp.       Baa2       3,500                                3,225
Rev.  (Crozer-Chester Med.
Ctr. Proj.)  6% 12/15/20

Delaware County Auth. Rev.
(1st Mtg. Riddle Village
Proj.):

8.25% 6/1/22 (Escrowed to         Aaa        4,500                                5,212
Maturity) (h)

8.75% 6/1/10 (Pre-Refunded to     Aaa        2,000                                2,239
6/1/02  @ 102) (h)

9.25% 6/1/22 (Pre-Refunded to     Aaa        3,075                                3,474
6/1/02  @ 102) (h)

Northumberland County Auth.       Aaa        11,830                               5,545
Commonwealth Lease Rev.
(Correctional Facilities
Proj.) 0% 10/15/13 (MBIA
Insured) (Escrowed to
Maturity) (h)

Pennsylvania Convention Ctr.
Auth. Rev.:

Rfdg. Series A:

6.6% 9/1/09 (MBIA Insured)        Aaa        3,000                                3,268

6.7% 9/1/14 (MBIA Insured)        Aaa        1,500                                1,637

6.75% 9/1/19                      Baa        4,500                                4,681

Series A, 6.7% 9/1/16 (FGIC       Aaa        2,000                                2,232
Insured) (Escrowed to
Maturity) (h)

Pennsylvania Hsg. Fin. Agcy.:

Rfdg.:

(Multi-Family Proj.) 8.1%         Aa         2,000                                2,115
7/1/13

(Single Family Mtg. Proj.)        Aa2        1,575                                1,582
Series 54 A, 5.375% 10/1/28
(g)

Series 44 C, 6.65% 10/1/21 (g)    Aa         10,000                               10,213

Philadelphia Hosp. & Higher
Ed. Facilities  Auth. Hosp.
Rev. Rfdg. (Pennsylvania
Hosp. Proj.):

5.7% 7/1/01 (Escrowed to          Baa3       4,405                                4,497
Maturity) (h)

5.95% 7/1/03 (Escrowed to         Baa3       4,000                                4,179
Maturity) (h)

Philadelphia Muni. Auth. Rev.
Rfdg. Series D:

6% 7/15/03                        Baa2       220                                  223

6.125% 7/15/08                    Baa2       4,000                                4,038

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

PENNSYLVANIA - CONTINUED

Philadelphia Wtr. & Swr. Rev.     Aaa       $ 3,000                              $ 2,255
 (Cap. Appreciation)
Fourteenth Series, 0%
10/1/05 (MBIA Insured)

Philadelphia Wtr. & Wastewtr.
Rev.:

5% 6/15/12 (FGIC Insured)         Aaa        3,000                                2,877

6.25% 8/1/09 (MBIA Insured)       Aaa        3,230                                3,501

6.25% 8/1/10 (MBIA Insured)       Aaa        2,000                                2,169

6.75% 8/1/04 (MBIA Insured)       Aaa        3,000                                3,264

6.75% 8/1/05 (MBIA Insured)       Aaa        2,500                                2,738

Pittsburgh Gen. Oblig. Series     Aaa        3,000                                3,152
B, 6.25%  9/1/16 (MBIA
Insured) (Pre-Refunded to
9/1/01 @ 102) (h)

Pittsburgh Wtr. & Swr. Auth.
Wtr. & Swr. Sys. Rev.:

Rfdg. Series A, 4.75% 9/1/16      Aaa        15,335                               13,395
(FGIC Insured)

Rfdg. (Cap. Appreciation)         Aaa        3,000                                2,140
Series A, 0% 9/1/06 (FGIC
Insured) (Escrowed to
Maturity) (h)

Wyoming Ind. Dev. Auth. Poll.     Aa2        4,300                                4,345
Cont. Rev.  Rfdg. (Proctor &
Gamble Paper Proj.) 5.55%
5/1/10

                                                                                  141,715

RHODE ISLAND - 0.1%

Rhode Island Depositor Econ.      Aaa        2,645                                2,723
Protection Corp. Spl. Oblig.
Rfdg. Series A, 5.75% 8/1/12
(MBIA Insured)

SOUTH CAROLINA - 1.4%

Charleston County Gen. Oblig.     Aa3        2,500                                2,663
6% 6/1/13  (Pre-Refunded to
6/1/06 @ 100) (h)

Charleston County Health
Facilities Rev. Rfdg. (1st.
Mtg. Episcopal Proj.):

Series A, 9.75% 4/1/16            -          2,820                                3,024
(Pre-Refunded to 4/1/01 @
102) (h)

Series B, 9.75% 4/1/16            -          1,985                                2,128
(Pre-Refunded to 4/1/01 @
102) (h)

Lexington County Health Svcs.     Aaa        3,000                                3,198
District Hosp. Rev. 7%
10/1/08 (FSA Insured)
(Pre-Refunded to 10/1/01 @
102) (h)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

SOUTH CAROLINA - CONTINUED

Piedmont Muni. Pwr. Agcy.
Elec. Rev.:

Rfdg. Series B, 5.25% 1/1/11      Aaa       $ 9,125                              $ 9,075
(MBIA Insured)

5.5% 1/1/10 (MBIA Insured)        Aaa        1,455                                1,489

5.5% 1/1/10 (MBIA Insured)        Aaa        1,135                                1,169
(Escrowed to Maturity) (h)

5.6% 1/1/09 (MBIA Insured)        Aaa        2,945                                3,041

5.6% 1/1/09 (MBIA Insured)        Aaa        2,295                                2,383
(Escrowed to Maturity) (h)

Richland County Hosp.             Aaa        1,500                                1,711
Facilities Rev.  (Comnty.
Provider Pooled Ln. Prog.)
Series A, 7.125% 7/1/17 (FSA
Insured) (Escrowed to
Maturity) (h)

South Carolina Ed. Assistance
Auth. Rev.  (Insured Student
Ln. Proj.):

6.4% 9/1/02 (g)                   -          1,500                                1,556

6.625% 9/1/06 (g)                 AA         10,775                               11,386

South Carolina Pub. Svc.
Auth. Rev. Rfdg.  Series A:

5.75% 1/1/10 (MBIA Insured)       Aaa        4,705                                4,874

6.25% 1/1/03 (AMBAC Insured)      Aaa        2,500                                2,619

6.25% 1/1/04 (MBIA Insured)       Aaa        2,565                                2,715

6.375% 7/1/21 (AMBAC Insured)     Aaa        3,750                                3,867

6.5% 1/1/08 (MBIA Insured)        Aaa        3,530                                3,837

                                                                                  60,735

SOUTH DAKOTA - 0.0%

South Dakota Lease Rev. Rfdg.     Aaa        1,000                                1,118
Series A, 6.625% 9/1/12 (FSA
Insured)

TENNESSEE - 1.5%

Johnson City Elec. Rev. 5.15%     Aaa        5,000                                4,562
5/1/23  (MBIA Insured)

Knox County Health Edl. &
Hsg. Facilities Board Hosp.
Facilities Rev.:

(Fort Sanders Alliance Proj.)     Aaa        2,000                                2,036
Series C, 5.75% 1/1/14 (MBIA
Insured)

Rfdg. (Fort Sanders Alliance      Aaa        2,660                                3,062
Proj.) Series C, 7.25%
1/1/10 (MBIA Insured)

Memphis Gen. Oblig. 5.25%         Aa2        8,730                                8,301
7/1/16

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TENNESSEE - CONTINUED

Memphis-Shelby County Arpt.
Auth. Arpt. Rev.:

Rfdg.:

Series A:

6% 2/15/05 (MBIA Insured) (g)     Aaa       $ 1,000                              $ 1,047

6.25% 2/15/09 (MBIA Insured)      Aaa        1,500                                1,603
(g)

6.25% 2/15/10 (MBIA Insured)      Aaa        1,000                                1,065
(g)

6.25% 2/15/11 (MBIA Insured)      Aaa        1,415                                1,505
(g)

Series B, 6.5% 2/15/09 (MBIA      Aaa        500                                  543
Insured) (g)

Series D, 6% 3/1/24 (AMBAC        Aaa        10,000                               9,886
Insured) (g)

Metro. Gov't. of Nashville &      Aaa        6,455                                6,427
Davidson County Sports Auth.
Rev. (Stadium Proj.) 5.875%
7/1/21 (AMBAC Insured)

Metro. Gov't. of Nashville &      Aaa        5,600                                6,786
Davidson County Wtr. & Swr.
Rev. Rfdg. (Cap.
Appreciation) 7.7% 1/1/12
(FGIC Insured)

Shelby County Gen. Oblig.
Rfdg.:

Series A, 6.75% 4/1/04            Aa3        3,000                                3,242

Series B, 5.5% 8/1/08             Aa2        10,000                               10,363

Tennessee Gen. Oblig. Rfdg.       Aaa        4,000                                4,273
Series A, 6% 5/1/07

                                                                                  64,701

TEXAS - 9.8%

Allen Independent School
District Rfdg.  (Cap.
Appreciation):

0% 2/15/04                        Aaa        2,120                                1,735

0% 2/15/05                        Aaa        2,120                                1,644

Alliance Arpt. Auth. Spl.         Baa1       5,860                                6,105
Facilities Rev. (American
Airlines, Inc. Proj.) 7.5%
12/1/29 (g)

Arlington Independent School
District Rfdg.:

5% 2/15/11                        Aaa        2,720                                2,648

5% 2/15/12                        Aaa        5,770                                5,548

Austin Combined Util. Sys.
Rev. Rfdg.:

(Cap. Appreciation):

Series A, 0% 11/15/01 (MBIA       Aaa        4,000                                3,675
Insured)

0% 11/15/09 (AMBAC Insured)       Aaa        4,000                                2,377

0% 11/15/10 (AMBAC Insured)       Aaa        2,400                                1,342

Series A, 0% 11/15/08 (MBIA       Aaa        3,895                                2,468
Insured)

Austin Independent School
District:

Rfdg. (Cap. Appreciation) 0%      Aaa        6,000                                5,324
8/1/02

8.125% 8/1/01 (Escrowed to        Aaa        500                                  531
Maturity) (h)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Birdville Independent School      Aaa       $ 8,665                              $ 4,739
District Rfdg.  (Cap.
Appreciation) 0% 2/15/11

Cedar Hill Independent School     Aaa        1,575                                937
District Rfdg. (Cap.
Appreciation) 0% 8/15/09

Conroe Independent School
District Rfdg.  (Cap.
Appreciation) Series B:

0% 2/15/07                        Aaa        2,360                                1,638

0% 2/15/08                        Aaa        3,000                                1,962

0% 2/15/09                        Aaa        1,100                                678

0% 2/15/10                        Aaa        2,805                                1,632

0% 2/15/11                        Aaa        1,500                                820

Corpus Christi Independant
School District Rfdg. (Cap.
Appreciation):

0% 8/15/01                        Aaa        1,535                                1,424

0% 8/15/02                        Aaa        2,165                                1,918

Cypress-Fairbanks Independent
School District Rfdg. (Cap.
Appreciation):

Series A, 0% 2/15/12              Aaa        7,100                                3,619

0% 2/1/04                         Aaa        4,250                                3,485

Dallas Fort Worth Reg'l.
Arpt. Rev. Rfdg.  (Joint
Dallas/Fort Worth Int'l.
Arpt. Proj.):

Series A, 7.375% 11/1/12          Aaa        1,000                                1,116
(FGIC Insured)

6.5% 11/1/05 (FGIC Insured)       Aaa        2,295                                2,493

Dallas Gen. Oblig.:

(Cap. Appreciation) 0% 2/15/03    Aaa        5,115                                4,421

Rfdg. 4.5% 2/15/14                Aaa        4,900                                4,335

Dallas Hsg. Corp. Cap. Prog.
Rev. Rfdg.  (Section 8
Assorted Projs.):

7.7% 8/1/05                       Baa2       1,100                                1,126

7.85% 8/1/13                      Baa2       1,000                                1,026

Dallas Independent School         Aaa        10,925                               7,394
District Rfdg.  (Cap.
Appreciation) 0% 8/15/07

El Paso Arpt. Rev. (El Paso       Aaa        1,000                                1,009
Int'l. Arpt. Proj.) 5.125%
8/15/04 (FGIC Insured) (g)

El Paso Independent School
District Rfdg.:

5% 2/15/11                        Aaa        2,630                                2,560

5% 2/15/12                        Aaa        3,000                                2,885

El Paso Property Fin. Auth.       Aaa        1,195                                1,259
Single Family Mtg. Rev.
(GNMA Mtg.-Backed Securities
Proj.) Series A, 8.7%
12/1/18 (g)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

El Paso Wtr. & Swr. Rev.
Rfdg. (Cap. Appreciation):

0% 3/1/05 (MBIA Insured)          Aaa       $ 2,650                              $ 2,054

0% 3/1/06 (MBIA Insured)          Aaa        3,700                                2,715

Fort Bend Independent School      Aaa        2,500                                2,759
District 7% 2/15/05

Garland Independent School        Aaa        5,000                                3,994
District Series A, 4% 2/15/17

Grapevine-Colleyville             Aaa        2,580                                1,848
Independent School District
Rfdg. (Cap. Appreciation) 0%
8/15/06

Harris County Gen. Oblig.:

(Toll Road Proj.) Sub Lien        Aa1        2,000                                2,284
Series A, 7% 8/15/09

Rfdg. (Cap. Appreciation)
(Toll Road Proj.)  Sub Lien:

0% 8/1/06                         Aa1        4,245                                3,050

0% 8/1/08                         Aa1        8,005                                5,126

Harris County Hosp. District      Aaa        3,000                                3,327
Mtg. Rev. Rfdg. 7.4% 2/15/10
(AMBAC Insured)

Houston Independent School        Aaa        6,400                                3,407
District Rfdg.  Series A, 0%
8/15/11

Houston Wtr. & Swr. Sys. Rev.     Aaa        6,735                                4,763
Rfdg. Jr. Lien Series C, 0%
12/1/06 (AMBAC Insured)

Humble Independent School         Aaa        3,280                                2,277
District Rfdg.  (Cap.
Appreciation) 0% 2/15/07

Hurst Euless Bedford
Independent School District
Rfdg. (Cap. Appreciation):

0% 8/15/11                        Aaa        3,620                                1,927

0% 8/15/12                        Aaa        5,105                                2,531

0% 8/15/13                        Aaa        3,610                                1,676

Katy Independent School
District:

Rfdg. Sereis A, 5% 2/15/10        Aaa        3,355                                3,293

Rfdg. (Cap. Appreciation):

Series A, 0% 2/15/07              Aaa        2,450                                1,701

0% 8/15/11                        Aaa        4,170                                2,220

Keller Independent School         Aaa        4,000                                3,520
District Rfdg. Series A,
5.125% 8/15/25

Leander Independent School        Aaa        300                                  352
District 7.5% 8/15/08

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Lower Colorado River Auth.
Rev.:

Rfdg. (Junior Lien-4th            Aaa       $ 6,000                              $ 5,858
Supplement) 5.25% 1/1/15
(Escrowed to Maturity) (h)

Rfdg. (Cap. Appreciation) 0%      Aaa        3,000                                1,863
1/1/09  (MBIA Insured)
(Escrowed to Maturity) (h)

Lower Neches Valley Auth.         Aa2        9,500                                9,678
Ind. Dev. Corp. Envir. Rev.
(Mobil Oil Refining Corp.
Proj.) 6.35% 4/1/26 (g)

Lower Neches Valley Auth.         Aa2        36,455                               37,166
Ind. Dev. Corp. Swr.
Facilities Rev. (Mobil Oil
Refining Corp. Proj.) 6.4%
3/1/30 (g)

Mesquite Independent School
District:

Rfdg.:

5.25% 8/15/08                     Aaa        3,085                                3,137

5.25% 8/15/09                     Aaa        1,080                                1,089

5.375% 8/15/10                    Aaa        3,380                                3,431

5.375% 8/15/11                    Aaa        1,385                                1,398

Midlothian Independent School
District Rfdg. (Cap.
Appreciation):

0% 2/15/07                        Aaa        1,935                                1,343

0% 2/15/09                        Aaa        1,970                                1,215

0% 2/15/10                        Aaa        1,525                                887

Northwest Texas Independent       Aaa        3,825                                3,227
School District (Cap.
Appreciation) 0% 8/15/03

Port Dev. Corp. Ind. Dev.         -          1,000                                1,016
Rev. Rfdg. (Cargill, Inc.
Proj.) 7.7% 3/1/07

Round Rock Independent School
District:

Rfdg & School Bldg. (Cap.         Aaa        7,430                                4,464
Appreciation) 0% 8/15/09
(MBIA Insured)

Rfdg. (Cap. Appreciation):

0% 2/15/01                        Aaa        2,000                                1,897

0% 2/15/08                        Aaa        9,800                                6,410

0% 8/15/10 (MBIA Insured)         Aaa        5,000                                2,833

Series A, 7.5% 8/1/03             Aaa        1,300                                1,432

4.5% 8/1/17                       Aaa        5,575                                4,729

Sabine River Auth. Poll.          Baa1       1,250                                1,303
Cont. Rev. (Texas Utils.
Elec. Co. Proj.) 8.25%
10/1/20 (g)

San Antonio Elec. & Gas Rev.:

Rfdg. (Cap. Appreciation):

Series 1991 B, 0% 2/1/05          Aaa        12,285                               9,535
(FGIC Insured) (Escrowed to
Maturity) (h)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

San Antonio Elec. & Gas Rev.:
- continued

Rfdg. (Cap. Appreciation):

Series A, 0% 2/1/05 (AMBAC        Aaa       $ 5,850                              $ 4,552
Insured)

Series B:

0% 2/1/07 (FGIC Insured)          Aaa        10,000                               6,938
(Escrowed to Maturity) (h)

0% 2/1/08 (FGIC Insured)          Aaa        6,340                                4,147
(Escrowed to Maturity) (h)

0% 2/1/09 (FGIC Insured)          Aaa        2,000                                1,236
(Escrowed to Maturity) (h)

0% 2/1/10 (FGIC Insured)          Aaa        14,000                               8,154
(Escrowed to Maturity) (h)

5.25% 2/1/10                      AAA        10,455                               10,486

5.25% 2/1/10 (Pre-Refunded to     Aa1        545                                  558
2/1/07  @ 101) (h)

San Antonio Gen. Oblig.:

Rfdg. (Cap. Appreciation)         Aaa        1,920                                1,378
Series C, 0% 8/1/06 (MBIA
Insured)

Series 2000, 5% 2/1/20 (c)        Aa2        5,000                                4,350

San Antonio Independent           Aaa        23,010                               20,553
School District 5.125%
8/15/22

San Antonio Wtr. Rev.:

6.5% 5/15/10 (MBIA Insured)       Aaa        1,690                                1,786

6.5% 5/15/10 (MBIA Insured)       Aaa        440                                  467
(Escrowed to Maturity) (h)

6.5% 5/15/10 (MBIA Insured)       Aaa        500                                  533
(Pre-Refunded to 5/15/02 @
102) (h)

Spring Branch Independent
School District Rfdg. (Cap.
Appreciation):

0% 2/1/05                         Aaa        5,725                                4,448

0% 2/1/06                         Aaa        5,710                                4,200

Spring Independent School
District:

Rfdg. (Cap. Appreciation) 0%      Aaa        3,000                                2,718
2/15/02

4.875% 8/15/10                    Aaa        4,000                                3,867

Texarkana Health Facilities       Aaa        1,750                                1,817
Dev. Corp. Hosp. Rev.
(Wadley Reg'l. Med. Ctr.
Proj.) 7% 10/1/05 (MBIA
Insured)

Texas A & M Univ. Permanent       Aaa        3,000                                3,133
Univ. Fund Rfdg. 5.6% 7/1/05

Texas A & M Univ. Rev. Rfdg.      Aa2        1,610                                1,652
(Fing. Sys. Proj.) 5.5%
5/15/02

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Texas Gen. Oblig.:

(College Student Ln. Proj.)       Aa1       $ 5,350                              $ 5,480
5.8% 8/1/05 (g)

(Pub. Fin. Auth. Proj.)           Aa1        5,000                                4,689
Series A, 5% 10/1/14

(Wtr. Finl. Assistance Proj.)     Aa1        4,000                                4,066
5.375% 8/1/10

Rfdg.:

(Pub. Fing. Auth. Proj.)          Aa1        5,000                                5,057
5.25% 10/1/09

(Pub. Fing. Auth. Proj.)          Aa1        7,150                                7,160
5.25% 10/1/11

(Veterans Land Proj.) 7.4%        Aa1        2,500                                2,607
12/1/20

Texas Muni. Pwr. Agcy. Rev.:

Rfdg. 0% 9/1/05 (AMBAC            Aaa        13,000                               9,833
Insured)

Rfdg. (Cap. Appreciation) 0%      Aaa        5,900                                4,712
9/1/04 (AMBAC Insured)

Texas Pub. Fin. Auth. Bldg.
Rev. Rfdg.  (Cap.
Appreciation):

Series 1990, 0% 2/1/12 (MBIA      Aaa        4,400                                2,237
Insured)

0% 2/1/09 (MBIA Insured)          Aaa        2,000                                1,238

Travis County Health
Facilities Dev. Corp. Rev.
(Ascension Health Cr. Prog.)
Series A:

6.25% 11/15/18 (MBIA Insured)     Aaa        15,550                               15,939

6.25% 11/15/19 (MBIA Insured)     Aaa        5,565                                5,682

Univ. of Texas Permanent
Univ. Fund:

5% 7/1/10                         Aaa        4,000                                3,962

5.25% 7/1/11                      Aaa        7,080                                7,100

Univ. of Texas Univ. Rev.
Rfdg. (Fing. Sys. Proj.)
Series A:

6% 8/15/04                        Aa1        1,170                                1,238

6% 8/15/05                        Aa1        1,000                                1,064

                                                                                  413,645

UTAH - 2.8%

Intermountain Pwr. Agcy. Pwr.
Supply Rev.:

Rfdg.:

Series A:

6% 7/1/16 (AMBAC Insured)         Aaa        15,345                               15,582

6.5% 7/1/10 (AMBAC Insured)       Aaa        1,635                                1,799

Series B, 5.75% 7/1/16 (MBIA      Aaa        30,260                               30,093
Insured)

Series D, 5% 7/1/21 (MBIA         Aaa        12,100                               10,578
Insured)

Series G, 0% 7/1/12               Aaa        1,660                                1,910
(Pre-Refunded to 1/1/03 @
101) (b)(h)

Spl. Oblig. Sixth Series B,       Aaa        29,500                               29,915
6% 7/1/16 (MBIA Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

UTAH - CONTINUED

Intermountain Pwr. Agcy. Pwr.
Supply Rev.: - continued

Spl. Oblig. Sixth Series B:

6.5% 7/1/05 (MBIA Insured)        Aaa       $ 2,000                              $ 2,173

6.5% 7/1/10 (MBIA Insured)        Aaa        3,800                                4,180

Jordan School District 7.625%     Aa3        2,000                                2,273
6/15/05

North Salt Lake Muni. Blg         Aaa        6,020                                6,883
Auth. Lease Rev. 8.625%
12/1/17 (Pre-Refunded to
12/1/02 @ 103) (h)

Salt Lake City Hosp. Rev.         AAA        2,975                                3,575
Rfdg. (Intermountain Health
Care Hosp., Inc. Proj.)
Series A, 8.125% 5/15/15
(Escrowed to Maturity) (h)

South Salt Lake City Ind.         -          3,650                                3,862
Rev. (Price Savers Wholesale
Club Proj.) 9% 11/15/13

Utah Board of Regents Student     Aaa        5,000                                4,848
Ln. Rev. Series H, 4.65%
5/1/06 (g)

Utah Hsg. Fin. Agcy. Single       AAA        125                                  127
Family Mtg. Rev.  Series G,
9.25% 7/1/19 (g)

                                                                                  117,798

VERMONT - 0.1%

Vermont Ind. Dev. Auth. Ind.      -          4,350                                4,578
Dev. Rev.  (Radisson Hotel
Proj.) Series B1, 7.75%
11/15/15

VIRGINIA - 1.5%

Hampton Museum Rev. Rfdg.:

5.25% 1/1/09                      A          3,825                                3,766

5.25% 1/1/14                      A          4,500                                4,229

Henrico County Ind. Dev.
Auth. Pub. Facilities Lease
Rev. (Henrico County Reg'l.
Jail Proj.):

7.5% 8/1/04 (Escrowed to          Aa2        2,455                                2,748
Maturity) (h)

7.5% 8/1/05 (Escrowed to          Aa2        2,590                                2,944
Maturity) (h)

Loudoun County Ind. Dev.
Auth. Residential Care
Facilities Rev. (Falcons
Landing Proj.) Series A:

8.75% 11/1/24 (Pre-Refunded       AAA        14,955                               17,999
to 11/1/04  @ 103) (h)

9.25% 11/1/04 (Escrowed to        -          965                                  1,089
Maturity) (h)

Peninsula Ports Auth. Hosp.       Aa         1,500                                1,654
Facilities Rev. Rfdg.
(Whittaker Memorial Hosp.
Proj.) 8.7% 8/1/23

Southeastern Pub. Svc. Auth.      Aaa        4,000                                4,030
Rev. Rfdg. Sr.  Series A,
5.25% 7/1/10 (MBIA Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

VIRGINIA - CONTINUED

Virginia Beach Dev. Auth.
Hosp. Facilities Rev.
(Virginia Beach Gen. Hosp.
Proj.):

5.125% 2/15/18 (AMBAC Insured)    Aaa       $ 3,100                              $ 2,869

6% 2/15/12 (AMBAC Insured)        Aaa        2,150                                2,273

6% 2/15/13 (AMBAC Insured)        Aaa        1,460                                1,536

Virginia Commonwealth Trans.
Board Trans. Rev.:

(US Route 58 Corridor Dev.        Aa2        10,000                               9,830
Prog.) Series B, 5.75%
5/15/21

Rfdg. (US Route 58 Corridor       Aa2        5,000                                4,522
Dev. Prog.)  Series C,
5.125% 5/15/19

Virginia Hsg. Dev. Auth.          Aa1        1,890                                1,928
Multi-family Hsg. Rev.
Series I, 5.95% 5/1/09 (g)

                                                                                  61,417

WASHINGTON - 5.4%

Benton County Pub. Util.          Aaa        1,740                                1,845
District #1 Elec. Rev. Rfdg.
6% 11/1/04 (AMBAC Insured)

Clark County School District
#117 Camas:

5.25% 12/1/11 (FSA Insured)       Aaa        3,245                                3,215

5.375% 12/1/12 (FSA Insured)      Aaa        3,415                                3,390

Douglas County Pub. Util.         Aa3        2,790                                3,345
District #1 Wells
Hydroelectric Rev. Rfdg.
Series A, 8.75% 9/1/18

King County Gen. Oblig.           Aa1        3,300                                3,428
Series D, 5.75% 12/1/11

Port Seattle Gen. Oblig.:

Series B:

5.5% 9/1/09 (FGIC Insured) (g)    Aaa        4,010                                4,053

5.6% 9/1/10 (FGIC Insured) (g)    Aaa        4,230                                4,280

5.8% 5/1/09 (g)                   Aa1        4,000                                4,135

Port Seattle Passenger            Aaa        7,930                                7,925
Facilities Charge Rev.
Series B, 5% 12/1/06 (AMBAC
Insured) (g)

Washington Ctfs. Prtn.            Aaa        5,745                                5,627
(Convention & Trade Ctr.
Proj.) 5% 7/1/10 (MBIA
Insured)

Washington Gen. Oblig.:

(Motor Vehicle Fuel Tax           Aa1        3,105                                3,439
Proj.) Series B, 7% 9/1/05

Rfdg.:

Series R 93A, 5.75% 9/1/07        Aa1        9,500                                9,953

Series R 96C, 6% 7/1/04           Aa1        2,000                                2,108

Series A, 6.5% 7/1/03             Aa1        1,000                                1,063

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

WASHINGTON - CONTINUED

Washington Pub. Pwr. Supply
Sys. Nuclear Proj. #1 Rev.:

Rfdg.:

(Bonneville Pwr.                  Aa1       $ 1,000                              $ 1,121
Administration Proj.)
Series B, 7% 7/1/08

Series A, 7% 7/1/08               Aa1        500                                  560

Series B, 5.125% 7/1/13           Aa1        10,000                               9,440

5.75% 7/1/10 (MBIA Insured)       Aaa        5,000                                5,133

Washington Pub. Pwr. Supply
Sys. Nuclear Proj. #2 Rev.:

Rfdg.:

(Bonneville Pwr.                  Aaa        6,500                                6,527
Administration Proj.)
Series B, 5.625% 7/1/12
(MBIA Insured)

Series A:

0% 7/1/11 (MBIA Insured)          Aaa        1,350                                717

5.125% 7/1/11 (FSA Insured)       Aaa        10,420                               10,119

5.5% 7/1/02                       Aa1        9,050                                9,248

5.9% 7/1/04                       Aa1        2,850                                2,975

6% 7/1/07                         Aa1        2,500                                2,634

Series B, 5.5% 7/1/03             Aa1        3,000                                3,072

Series C, 0% 7/1/05               Aa1        16,080                               12,175

Series A, 6% 7/1/05 (AMBAC        Aaa        3,565                                3,762
Insured)

Series C, 0% 7/1/05 (MBIA         Aaa        11,000                               8,342
Insured)

5.4% 7/1/12                       Aa1        56,550                               54,671

5.55% 7/1/10 (FGIC Insured)       Aaa        31,000                               31,063

Washington Pub. Pwr. Supply
Sys. Nuclear Proj. #3 Rev.:

Rfdg. Series B:

0% 7/1/06 (MBIA Insured)          Aaa        5,000                                3,579

7.375% 7/1/04                     Aa1        3,750                                3,887

Rfdg. (Cap. Appreciation) 0%      Aaa        3,000                                1,907
7/1/08  (MBIA Insured)

                                                                                  228,738

WEST VIRGINIA - 0.5%

Marshall County Poll. Cont.       Aaa        22,650                               22,330
Rev. (Ohio Pwr. Co.-Kammer
Proj.) Series B, 5.45%
7/1/14  (MBIA Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

WISCONSIN - 0.1%

Menomonee Falls Wtr. Sys.         Aaa       $ 3,375                              $ 3,428
Mtg. Rev. 5.875% 12/1/16
(FSA Insured)

Wisconsin Hsg. & Econ. Dev.       Aa2        1,980                                1,975
Auth. Home Ownership Rev.
Series F, 5.2% 9/1/26 (g)

                                                                                  5,403

WYOMING - 0.2%

Natrona County Hosp. Rev.         A3         4,500                                4,729
(Wyoming Med. Ctr. Proj.)
8.125% 9/15/10 (Pre-Refunded
to 9/15/00 @ 102) (h)

Wyoming Farm Ln. Board Cap.       AA-        3,995                                2,992
Facs. Rev. 0% 10/1/05
(Escrowed to Maturity) (h)

                                                                                  7,721

TOTAL MUNICIPAL BONDS                                                         4,147,558
(Cost $4,135,067)


MUNICIPAL NOTES - 0.0%



TEXAS - 0.0%

Sabine River Auth. Poll.       1,000                     1,000
Cont. Rev. (Texas Utils.
Elec. Co. Proj.) Series 1995
A, 3.75%, LOC Morgan
Guaranty Trust Co., NY, VRDN
(d)(g) (Cost $1,000)

CASH EQUIVALENTS - 0.9%

                              SHARES

Municipal Central Cash Fund,   36,679,290                36,679
3.90% (e)(f) (Cost $36,679)

TOTAL INVESTMENT PORTFOLIO -                          4,185,237
99.0%  (Cost 4,172,746)

NET OTHER ASSETS - 1.0%                                  40,205

NET ASSETS - 100%                                   $ 4,225,442

SECURITY TYPE ABBREVIATIONS

VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security purchased on a delayed delivery or when-issued basis.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(f) The rate quoted is the annualized seven-day yield of the fund at period end.

(g) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(h) Security collateralized by an amount sufficient to pay interest and principal.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS      S&P RATINGS

Aaa, Aa, A    84.6%  AAA, AA, A    84.8%

Baa           8.1%   BBB           6.7%

Ba            1.1%   BB            0.0%

B             0.0%   B             0.0%

Caa           0.0%   CCC           0.0%

Ca, C         0.0%   CC, C         0.0%

                     D             0.0%

The percentage not rated by Moody's or S&P amounted to 1.7%.

The distribution of municipal securities by revenue source, as a percentage of net assets, is as follows:

General Obligations           26.8%

Electric Utilities            13.7

Transportation                10.9

Health Care                   10.4

Water & Sewer                  9.6

Escrowed/Pre-Refunded          8.6

Special Tax                    5.6

Education                      5.0

Others* (individually less     9.4
than 5%)

                             100.0%

* Includes short-term investments and net other assets.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $4,172,764,000. Net unrealized appreciation aggregated $12,473,000, of which $98,919,000 related to appreciated investment securities and $86,446,000 related to depreciated investment securities.

The fund hereby designates approximately $1,306,000 as a capital gain dividend for the purpose of the dividend paid deduction.

At November 30, 1999, the fund had a capital loss carryforward of approximately $30,652,000 of which $138,000, $533,000, $12,432,000,
$7,601,000 and $9,948,000 will expire on November 30, 2000, 2001,
2002, 2003 and 2005, respectively. All of the loss carryforwards were acquired in the mergers and are available to offset future capital gains of the fund to the extent provided by regulations.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                  NOVEMBER 30, 1999

ASSETS

Investment in securities, at             $ 4,185,237
value (cost $4,172,746) -
See accompanying schedule

Receivable for investments                57,010
sold

Receivable for fund shares                1,958
sold

Interest receivable                       66,580

Other receivables                         10

 TOTAL ASSETS                             4,310,795

LIABILITIES

Payable to custodian bank       $ 6

Payable for investments          35,366
purchased Regular delivery

 Delayed delivery                35,458

Payable for fund shares          6,742
redeemed

Distributions payable            5,972

Accrued management fee           1,349

Other payables and accrued       460
expenses

 TOTAL LIABILITIES                        85,353

NET ASSETS                               $ 4,225,442

Net Assets consist of:

Paid in capital                          $ 4,254,098

Accumulated undistributed net             (41,147)
realized gain (loss) on
investments

Net unrealized appreciation               12,491
(depreciation) on investments

NET ASSETS, for 350,054                  $ 4,225,442
shares outstanding

NET ASSET VALUE, offering                 $12.07
price and redemption price
per share ($4,225,442
(divided by) 350,054 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS         YEAR
                             ENDED NOVEMBER 30, 1999

INTEREST INCOME                            $ 239,500

EXPENSES

Management fee                 $ 17,303

Transfer agent fees             3,723

Accounting fees and expenses    677

Non-interested trustees'        19
compensation

Custodian fees and expenses     164

Registration fees               91

Audit                           97

Legal                           22

Reports to shareholders         85

Miscellaneous                   16

 Total expenses before          22,197
reductions

 Expense reductions             (62)        22,135

NET INTEREST INCOME                         217,365

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities          17,579

 Futures contracts              584         18,163

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities          (298,241)

 Futures contracts              (302)       (298,543)

NET GAIN (LOSS)                             (280,380)

NET INCREASE (DECREASE) IN                 $ (63,015)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 217,365                     $ 139,545

 Net realized gain (loss)         18,163                        1,019

 Change in net unrealized         (298,543)                     69,434
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (63,015)                      209,998
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (217,365)                     (139,545)
From net interest income

 From net realized gain           (2,533)                       (14,749)

 TOTAL DISTRIBUTIONS              (219,898)                     (154,294)

Share transactions Net            726,957                       542,258
proceeds from sales of shares

 Net asset value of shares        -                             2,152,869
issued in exchange for the
net assets of Spartan
Aggressive Municipal Fund,
Spartan Insured Municipal
Income Fund and Fidelity
Advisor Municipal Bond Fund

 Reinvestment of distributions    150,248                       115,173

 Cost of shares redeemed          (1,003,023)                   (551,658)

 NET INCREASE (DECREASE) IN       (125,818)                     2,258,642
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (408,731)                     2,314,346
IN NET ASSETS

NET ASSETS

 Beginning of period              4,634,173                     2,319,827

 End of period                   $ 4,225,442                   $ 4,634,173

OTHER INFORMATION
Shares

 Sold                             57,712                        42,521

 Issued in exchange for           -                             168,501
shares of Spartan Aggressive
Municipal Fund, Spartan
Insured Municipal Income
Fund and Fidelity Advisor
Municipal Bond Fund

 Issued in reinvestment of        12,035                        9,036
distributions

 Redeemed                         (80,429)                      (43,262)

 Net increase (decrease)          (10,682)                      176,796


FINANCIAL HIGHLIGHTS

YEARS ENDED NOVEMBER 30,         1999      1998      1997       1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 12.850  $ 12.610  $ 12.430   $ 12.300  $ 11.040
of period

Income from Investment            .595      .607      .607       .648 A    .677
Operations Net interest
income

Net realized and unrealized       (.773)    .320      .235       .109      1.260
gain (loss)

Total from investment             (.178)    .927      .842       .757      1.937
operations

Less Distributions

From net interest income          (.595)    (.607)    (.632) A   (.623)    (.677)

From net realized gain            (.007)    (.080)    (.030)     (.004)    -

Total distributions               (.602)    (.687)    (.662)     (.627)    (.677)

Net asset value, end of period   $ 12.070  $ 12.850  $ 12.610   $ 12.430  $ 12.300

TOTAL RETURN                      (1.44)%   7.54%     7.02%      6.39%     17.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,225   $ 4,634   $ 2,320    $ 1,837   $ 1,801
(in millions)

Ratio of expenses to average      .49%      .53%      .55%       .56%      .57%
net assets

Ratio of net interest income      4.77%     4.75%     4.92%      5.32%     5.69%
to average net assets

Portfolio turnover rate           28%       25% B     31%        53%       50%


A NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
B THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGERS.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Municipal Income Fund (the fund) is a fund of Fidelity Court Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and futures transactions. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,269,227,000 and $1,422,028,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $95,944,000 and $134,466,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .38% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement with FIMM, a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

TRANSFER AGENT AND ACCOUNTING FEES. Effective June 14, 1999 Citibank, N.A. (Citibank) replaced UMB Bank, n.a. as the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annual rate of .08% of average net assets.

5. EXPENSE REDUCTIONS.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $12,000 and $50,000, respectively, under these arrangements.

6. SHARE TRANSACTIONS.

Share transactions in connection with mergers for the period ended November 30 1998 were as follows:

AMOUNTS IN THOUSANDS           SHARES    DOLLARS



Spartan Aggressive Municipal    72,669    $923,620
Fund

Spartan Insured Municipal       24,866    318,041
Income Fund

Fidelity Advisor Municipal      22        286
Bond Fund  Class A

 Class T                        33        426

 Class B                        41        524

 Institutional Class            11        135

 Fidelity Municipal Bond Fund   70,859    909,837
  (Initial Class of Fidelity
Advisor Municipal Bond Fund)

                                70,966    911,208

Total                           168,501  $ 2,152,869

7. MERGER INFORMATION.

On September 17, 1998, the fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Municipal Bond Fund: Class A, Class T, Class B, Institutional Class and Fidelity Advisor Municipal Bond Fund (Initial Class of Fidelity Advisor Municipal Bond
Fund). The acquisition was approved by the shareholders of Class A, Class T, Class B, Institutional Class and Initial Class of Fidelity Advisor Municipal Bond Fund on August 3, 1998.

The fund's acquisition of Fidelity Advisor Municipal Bond Fund Class A was accomplished by an exchange of 22,000 shares of the fund (each valued at $12.84) for the 33,000 shares then outstanding (each valued at $8.61) of Fidelity Advisor Municipal Bond Fund Class A. The fund's acquisition of Fidelity Advisor Municipal Bond Fund Class T was accomplished by an exchange of 33,000 shares of the fund (each valued at $12.84) for the 49,000 shares then outstanding (each valued at $8.62) of Fidelity Advisor Municipal Bond Fund Class T. The fund's acquisition of Fidelity Advisor Municipal Bond Fund Class B was accomplished by an exchange of 41,000 shares of the fund (each valued at $12.84) for the 61,000 shares then outstanding (each valued at $8.62) of Fidelity Advisor Municipal Bond Fund Class B.

The fund's acquisition of Fidelity Advisor Municipal Bond Fund
Institutional Class was accomplished by an exchange of 11,000 shares of the fund (each valued at $12.84) for the 16,000 shares then outstanding (each valued at $8.61) of Fidelity Advisor Municipal Bond Fund Institutional Class. The fund's acquisition of Fidelity Municipal Bond Fund (Initial Class of Fidelity

7. MERGER INFORMATION -
CONTINUED

Advisor Municipal Bond Fund) was accomplished by an exchange of 70,859,000 shares of the fund (each valued at $12.84) for the 105,672,000 shares then outstanding (each valued at $8.61) of Fidelity Municipal Bond Fund (Initial Class of Fidelity Advisor Municipal Bond
Fund). Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Fidelity Advisor Municipal Bond Fund's net assets, including $65,723,000 of unrealized appreciation, were combined with the fund for total net assets after the acquisition of $4,371,670,000.

On August 27, 1998, the fund acquired all of the assets and assumed all of the liabilities of Spartan Insured Municipal Income Fund. The acquisition, which was approved by the shareholders of Spartan Insured Municipal Income Fund on July 15, 1998, was accomplished by an exchange of 24,866,000 shares of the fund (each valued at $12.79) for the 25,649,000 shares then outstanding (each valued at $12.40) of Spartan Insured Municipal Income Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Spartan Insured Municipal Income Fund's net assets, including $22,083,000 of unrealized appreciation, were combined with the fund for total net assets after the acquisition of $3,454,350,000.

On August 20, 1998, the fund acquired all of the assets and assumed all of the liabilities of Spartan Aggressive Municipal Fund. The acquisition, which was approved by the shareholders of Spartan Aggressive Municipal Fund on July 15, 1998, was accomplished by an exchange of 72,669,000 shares of the fund (each valued at $12.71) for the 77,680,000 shares then outstanding (each valued at $11.89) of Spartan Aggressive Municipal Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Spartan Aggressive Municipal Fund's net assets, including $55,780,000 of unrealized appreciation, were combined with the fund for total net assets after the acquisition of $4,081,148,000.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Court Street Trust and the Shareholders of Spartan Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Municipal Income Fund (a fund of Fidelity Court Street Trust) at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 6, 2000

DISTRIBUTIONS


The Board of Trustees of Spartan Municipal Income Fund voted to pay on December 23. 1999, to shareholders of record at the opening of business on December 22, 1999, a distribution of $.006 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

During fiscal year ended 1999, 100% of the fund's income dividends was free from federal income tax, and 10.79% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on December 15, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

               # OF               % OF
               VOTES CAST         VOTES CAST
RALPH F. COX
Affirmative    3,135,419,311.04   97.006

Withheld       96,777,025.22      2.994

TOTAL          3,232,196,336.26   100.000

PHYLLIS BURKE DAVIS
Affirmative    3,132,582,110.71   96.918

Withheld       99,614,225.55      3.082

TOTAL          3,232,196,336.26   100.000

ROBERT M. GATES
Affirmative    3,135,664,806.55   97.013

Withheld       96,531,529.71      2.987

TOTAL          3,232,196,336.26   100.000

EDWARD C. JOHNSON 3D
Affirmative    3,134,639,545.56   96.982

Withheld       97,556,790.70      3.018

TOTAL          3,232,196,336.26   100.000

DONALD J. KIRK
Affirmative    3,136,284,719.58   97.033

Withheld       95,911,616.68      2.967

TOTAL          3,232,196,336.26   100.000

NED C. LAUTENBACH
Affirmative    3,137,914,510.94   97.083

Withheld       94,281,825.32      2.917

TOTAL          3,232,196,336.26   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST
PETER S. LYNCH
Affirmative    3,138,556,508.13   97.103

Withheld       93,639,828.13      2.897

TOTAL          3,232,196,336.26   100.000

WILLIAM O. MCCOY
Affirmative    3,136,319,971.15   97.034

Withheld       95,876,365.11      2.966

TOTAL          3,232,196,336.26   100.000

GERALD C. MCDONOUGH
Affirmative    3,128,315,051.03   96.786

Withheld       103,881,285.23     3.214

TOTAL          3,232,196,336.26   100.000

MARVIN L. MANN
Affirmative    3,136,894,405.50   97.051

Withheld       95,301,930.76      2.949

TOTAL          3,232,196,336.26   100.000

ROBERT C. POZEN
Affirmative    3,137,057,584.79   97.057

Withheld       95,138,751.47      2.943

TOTAL          3,232,196,336.26   100.000

THOMAS R. WILLIAMS
Affirmative    3,128,882,711.68   96.804

Withheld       103,313,624.58     3.196

TOTAL          3,232,196,336.26   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    2,421,217,797.94   95.624

Against        34,020,972.41      1.343

Abstain        76,792,755.49      3.033

TOTAL          2,532,031,525.84   100.000

PROPOSAL 3

To adopt an Amended and Restated Declaration of Trust.*

                    # OF               % OF
                    VOTES CAST         VOTES CAST
Affirmative         2,887,949,756.03   90.562

Against             150,461,756.38     4.718

Abstain             150,503,417.13     4.720

TOTAL               3,188,914,929.54   100.000

Broker Non-Votes    43,281,406.72

PROPOSAL 4

To approve an amended management contract, including a management fee structure change for the fund and allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    2,299,822,586,62   90.829

Against        105,137,160.25     4.152

Abstain        127,071,778.97     5.019

TOTAL          2,532,031,525.84   100.000

PROPOSAL 5

To approve a plan providing for the reorganization of the fund from a series of one Massachusetts Business Trust to another.

                    # OF               % OF
                    VOTES CAST         VOTES CAST
Affirmative         2,247,568,880.20   90.093

Against             106,423,990.09     4.266

Abstain             140,714,554.03     5.641

TOTAL               2,494,707,424.32   100.000

Broker Non-Votes    37,324,101.52

PROPOSAL 6

To eliminate the fundamental 80% investment policy and adopt a comparable non-fundamental policy.

                    # OF               % OF
                    VOTES CAST         VOTES CAST
Affirmative         2,167,706,209.27   86.892

Against             182,090,352.74     7.299

Abstain             144,910,862.31     5.809

TOTAL               2,494,707,424.32   100.000

Broker Non-Votes    37,324,101.52

PROPOSAL 7

To amend the fund's fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation for the fund.

                    # OF               % OF
                    VOTES CAST         VOTES CAST
Affirmative         2,169,996,974.35   86.984

Against             173,239,479.87     6.944

Abstain             151,470,970.10     6.072

TOTAL               2,494,707,424.32   100.000

Broker Non-Votes    37,324,101.52

*DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER
Fidelity Investment Money
Management, Inc. (FIMM),
Merrimack, NH

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
George A. Fischer, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

HIY-ANN-0100  88395
1.539263.102

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Citibank N.A.
New York NY
and
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
Citibank N.A.
New York NY

FIDELITY'S MUNICIPAL BOND FUNDS
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Spartan Intermediate Municipal Income
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Spartan Michigan Municipal Income
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Spartan Municipal Income
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Spartan New York Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com